UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
                  --------------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
               --------------------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
               --------------------------------------------------

       Registrant's Telephone Number, including area code: (800) 282-5706

(Name and Address of Agent for Service)

          E. Keith Wirtz                                with a copy to:
              President                                 David A. Sturms
         Fifth Third Funds                             Vedder Price P.C.
     38 Fountain Square Plaza                      222 North LaSalle Street
      Cincinnati, Ohio 45263                           Chicago, IL 60601

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

ITEM 1.  REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                          FIFTH THIRD FUNDS

          [GRAPHIC OF FIFTH THIRD FUNDS]

                          2010
                          STOCK AND BOND MUTUAL FUNDS

                          Semi-Annual Report to
                          Shareholders

                          January 31, 2010

                          Advised by:
                          [LOGO OF FTAM]
                          FIFTH THIRD ASSET MANAGEMENT

--------------------------------------------------------------------------------

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form NQ and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

                                TABLE OF CONTENTS

Economic Outlook and Commentary Section ....................................   1
Management Discussion of Fund Performance
Small Cap Growth ...........................................................   4
Mid Cap Growth .............................................................   5
Quality Growth .............................................................   6
Dividend Growth ............................................................   7
Micro Cap Value ............................................................   8
Small Cap Value ............................................................   9
All Cap Value ..............................................................  10
Disciplined Large Cap Value ................................................  11
Structured Large Cap Plus ..................................................  12
Equity Index ...............................................................  13
International Equity .......................................................  14
Strategic Income ...........................................................  15
Fifth Third LifeModel Aggressive(SM) .......................................  16
Fifth Third LifeModel Moderately Aggressive(SM) ............................  17
Fifth Third LifeModel Moderate(SM) .........................................  18
Fifth Third LifeModel Moderately Conservative(SM) ..........................  19
Fifth Third LifeModel Conservative(SM) .....................................  20
High Yield Bond ............................................................  21
Total Return Bond ..........................................................  22
Short Term Bond ............................................................  23

Glossary of Terms ..........................................................  24

Schedules of Investments ...................................................  27

Notes to Schedules of Investments ..........................................  76

Statements of Assets and Liabilities .......................................  78

Statements of Operations ...................................................  82

Statements of Changes in Net Assets ........................................  86

Statement of Cash Flows .................................................... 103

Financial Highlights ....................................................... 104

Notes to Financial Highlights .............................................. 128

Notes to Financial Statements .............................................. 129

Supplemental Information ................................................... 152

                                                              OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

The financial markets regained a sense of normalcy over the past six months as equities posted solid gains, and fixed income securities supplied some stability to investor portfolios. Against this backdrop, Fifth Third Funds shareholders enjoyed positive absolute returns across the investment spectrum.

Within the stock market, results reported during the six-month period ending January 31, 2010, included:

o A 9.87% advance for the S&P 500(R) Stock Index(1) of large cap stocks.

o A 12.73% advance for the S&P MidCap 400 Index(1) of mid cap stocks.

o A 9.23% advance for the S&P 600 SmallCap Index(1) of small cap stocks.

o A 6.93% advance for the MSCI(R) EAFE(R) Index(1) of international stocks.

The year of 2009 has ended but will not be forgotten anytime soon. The U.S. economy emerged from a sharp recession--many feared a depression was imminent at the start of the year--and its citizens were substantially affected. Of note:

o Households are spending less and saving more.

o Most investors, scarred by the downturn that occurred during 2008 and early 2009, have a new appreciation for risk--most evident in the huge amounts of cash that remained in preservation mode through the spring and summer despite a broad rally in the equity markets.

o U.S. corporations that survived the period of major distress are poised for better things in 2010.

The storm, it seems, has passed, and recent economic datapoints suggest a new expansion is underway.

U.S. fixed income markets responded accordingly, bolstered by large infusions of cash from the U.S. Treasury and the Federal Reserve Bank, as well as a historically low Fed Funds target rates from the Fed. Federal government purchase programs helped restore order in the previously crippled Mortgage-Backed Securities and Asset-Backed Securities markets, although future inflationary concerns weighed on long-term issues. Cash lagged most everything as the Federal Funds target rate, which drives money market funds, remained in a range of 0.0% to 0.25%.

Globally, capital markets reacted to positive economic developments in developed and emerging markets and lifted securities from the "end of the world" valuations touched in March 2009. As a result, most indexes around the world moved sharply higher as some--not all--investors once again discovered the courage to raise the risk profile of their portfolios.

Market psychology appears to have shifted from one of pure fear to more normal sentiment, driven by the avoidance of a financial system collapse. Moreover, the U.S. and most of the rest of the world seems to have moved into a period of economic expansion with fundamentals that are on the upturn. Banks and other financial companies endeavor to repair balance sheets and fourth quarter earnings reports suggest that bank profits have returned. The process of healing for the financial sector continues into 2010, but the picture seems to have improved.

I'm proud to report that the family of Fifth Third Funds generally performed well during 2009, buoyed by a company-wide commitment to higher-quality investments. By sticking to such a philosophy, we believe our portfolio managers are well equipped to generate solid long-term returns to shareholders through extreme market turmoil, poor-quality surges that seemingly fizzle as quickly as they climb, and ultimately, during periods where solid fundamentals portend investment success.

Looking ahead, our expectations on the macro front include:

  MODEST GROWTH IN THE U.S. GROSS DOMESTIC PRODUCT (GDP). With the housing sector still weak, a consumer focus on reducing debt levels, and still-rising unemployment, we're bracing for around a 2.50% growth rate in the GDP--lower than the historical average of 3.00%.

  CONTINUING CHALLENGES IN THE JOB MARKET. Uncertainties regarding economic policies under consideration in Washington will likely weigh on corporate managers debating new hiring efforts. As a result, we see the rate of unemployment moving higher before a turn for the better.

  A CATCH-UP PHASE IN EQUITY MARKETS. The size and scope of the 2009 stock market rally discounted much of the double-digit expansion in corporate earnings we anticipate for 2010. As a result, we expect stock returns to register between 5% and 9% for the year while price-to-earnings ratios compress to more normal levels.

  THE RETURN TO FAVOR OF CYCLICAL GROWTH STOCKS. International, smaller cap, and lower-quality stocks fueled the stock market's push higher last spring and summer. It's time for larger cap, higher-quality securities to step to the fore.

  A CAUTIONARY FEDERAL RESERVE. Given last winter's economic scare, it's unlikely the Federal Reserve will pull back on monetary stimulus until the domestic economy demonstrates solid growth. Yet by year-end, we expect to see higher rates, so fixed income investors should tread conservatively.

  AN INTERESTING U.S. DOLLAR-GOLD-COMMODITIES DANCE. A strategy of shorting the U.S. dollar and investing in gold rewarded some investors well in 2009. As the approach has gained in popularity, it's worth exploring contrary, pro-dollar, anti-gold tactics. Concurrently, improving economic conditions in developing economies will likely boost demand for commodities such as oil, paper, and metals, which could negate the drag otherwise resulting from a stronger dollar.

  SHAKY PROSPECTS ON THE GOVERNMENT FRONT. In Washington, Congress appears as though it may only act on the estate tax this year--likely adjusting the 2010 rate of 0% to something much higher--while letting the taxes on dividends, capital gains, and incomes revert to higher 2001 levels. At the state level, years of escalated spending are a mismatch for lower tax receipts resulting from dropping property values. As such, investors should brace for additional bad news flowing from some states and potential credit downgrades on some municipal debt. These bonds are not risk-free!

In closing, conditions over the past six months have renewed our belief in the resiliency of the U.S. financial markets. As the economy righted itself, so, too, did the stock and bond markets, proving once again that a well-diversified investment plan should serve as the core to achieving investment success. Furthermore, by investing in Fifth Third Funds, which seek out high quality, fundamentally sound stocks and bonds, we believe you're building a portfolio that's well-positioned for gains into the future.

Thank you for your confidence in Fifth Third Funds.

/s/ Keith Wirtz

Keith Wirtz, CFA
President

--------------------------------------------------------------------------------
  (1)TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

THE S&P 500(R) STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $850 MILLION TO $3.8 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $250 MILLION TO $1.2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)(R) EUROPE, AUSTRALASIA, AND FAREAST(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

THE RECENT GROWTH RATE IN THE STOCK MARKET HAS HELPED TO PRODUCE SHORT-TERM RETURNS FOR SOME ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES.

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                                        3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Small Cap Growth Fund (Institutional) advanced 7.07% net of fees, outperforming its benchmark, the Russell 2000(R) Growth Index, which gained 7.05%.

Improving economic conditions throughout the period made for a generally positive environment for equities. Job losses moderated, industrial production gained, purchasing manager sentiment improved, and the gross domestic product posted a sizeable gain in the fourth quarter of 2009. Through the first few months of the six-month period, stocks rode the final leg of the low-quality bounce that led the market off its early March lows. But through the latter months, preferences flip-flopped and most investors adopted a sense of risk aversion, which led to a higher-quality bias.

Against this backdrop, solid stock selection in the Financials and Industrials sectors helped spark the Fund's outperformance versus its benchmark. More specifically, exposure in the consumer finance services group and within the transportation infrastructure industry considerably enhanced returns.

Conversely, weak stock selection in the Consumer Discretionary sector hurt performance as the Fund was weighed down by laggards in the textiles and apparels industry and a lack of exposure to the household durables industry. Detractors in the Healthcare sector, especially within the healthcare equipment and supplies industry, also diminished relative gains.

During the period, the Fund added significantly to its weighting in the Information Technology sector, where fundamentals improved yet valuations remained reasonable. As the economy healed, the Fund also moved from an underweight position to a neutral stake, relative to the benchmark, in the Consumer Discretionary sector. To help fund the new investments, the Fund pared back its stake in the Materials and Industrials sectors, where opportunities were less compelling.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR         10 YEAR
                                   -----------        ------         ------         -------
Institutional                         7.07%           37.34%         -0.57%          0.37%
-------------------------------------------------------------------------------------------
Class A Shares                        1.51%           30.39%         -1.85%         -0.40%
-------------------------------------------------------------------------------------------
Class B Shares                        1.60%           31.23%         -1.73%         -0.64%
-------------------------------------------------------------------------------------------
Class C Shares                        5.40%           35.89%         -1.61%         -0.65%
-------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(1)       7.05%           39.03%          0.88%         -1.73%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.24% (INSTITUTIONAL SHARES), 1.49% (CLASS A) AND 2.24% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for the maximum sales charge. For the period prior to October 29, 2001, the performance of Class B and Class C Shares reflects the performance of Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Aegean Marine Petroleum Network, Inc. .................................... 2.23%
Genoptix, Inc. ........................................................... 1.92%
Emergency Medical Services Corp., Class A ................................ 1.69%
Cardronics, Inc. ......................................................... 1.63%
Ares Capital Corp. ....................................................... 1.57%
ICON PLC ADR ............................................................. 1.54%
Amedisys, Inc. ........................................................... 1.47%
JDA Software Group, Inc. ................................................. 1.42%
United Therapeutics Corp. ................................................ 1.40%
Bally Technologies, Inc. ................................................. 1.38%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  MID CAP GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Mid Cap Growth Fund (Institutional) advanced 8.04% net of fees, underperforming its benchmark, the Russell Midcap(R) Growth Index, which gained 11.64%.

Investor preferences flip-flopped midway through the period after stocks spent the first few months riding the final leg of the low-quality bounce that led the market off its early March lows. An increasing aversion to riskier assets settled over the markets through the closing months, which led to a bias toward higher-quality names. In general, improving economic conditions created a positive environment for equities throughout the period. Job losses moderated, industrial production gained, purchasing manager sentiment improved, and the gross domestic product posted a sizeable gain in the fourth quarter of 2009.

Due to a modestly lower-quality profile, the Fund topped the benchmark through the period's opening three months but endured a significant setback during the latter half. Brighter economic data propelled portions of the Consumer Discretionary and Industrials sectors where the Fund was underrepresented, which also diminished returns. For example, underweighting in the airline industry resulted in relative losses as the group performed well amid expectations for higher travel demand. Alternatively, solid stock selection in the Telecommunication Services sector, especially among wireless communication tower companies, supplied a relative lift.

As the period progressed, the Fund sought out companies poised to build upon solid fourth quarter earnings reports. As a result, it expanded its exposure in the Financials sector, with an eye toward potential increases in merger and acquisition activity, and cashed out of some positions in the Information Technology and Energy sectors that appeared to have already priced in any future upside.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR         10 YEAR
                                   -----------        ------         ------         -------
Institutional                          8.04%          38.39%         -0.08%          0.99%
-------------------------------------------------------------------------------------------
Class A Shares                         2.46%          31.06%         -1.35%          0.20%
-------------------------------------------------------------------------------------------
Class B Shares                         2.37%          32.01%         -1.31%         -0.04%
-------------------------------------------------------------------------------------------
Class C Shares                         6.56%          36.98%         -1.04%         -0.02%
-------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(1)     11.64%          47.07%          2.12%         -0.92%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.24% (INSTITUTIONAL SHARES), 1.49% (CLASS A) AND 2.24% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Mid Cap Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Intuit, Inc. ............................................................. 2.03%
Digital Realty Trust, Inc. ............................................... 1.84%
McDermott International, Inc. ............................................ 1.82%
Waddell & Reed Financial, Inc., Class A .................................. 1.80%
United Therapeutics Corp. ................................................ 1.77%
Oceaneering International, Inc. .......................................... 1.74%
Cognizant Technology Solutions Corp., Class A ............................ 1.72%
Seagate Technology ....................................................... 1.71%
DENTSPLY International, Inc. ............................................. 1.62%
LKQ Corp. ................................................................ 1.61%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  QUALITY GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Quality Growth Fund (Institutional) gained 8.33% net of fees, underperforming its benchmarks, the Russell 1000(R) Growth Index, which advanced 9.85%.

Through the second half of 2009, the shock of the financial crisis that rattled the market in 2008 and early 2009 faded, investors' risk aversion declined, and economic fundamentals began to strengthen. Although a high unemployment rate continued to weigh on U.S. consumers, sentiment remained stable, especially as crude oil prices remained in a tight range through the latter months of the period and the yield on 10-year U.S. Treasury bonds, which influence mortgage rates, bounced between 3.2% and 3.6%. The massive amount of government stimulus funds and supportive policy from the Federal Reserve helped positive market momentum persist into the New Year.

Within the Fund, Healthcare sector investments accounted for much of the underperformance during the period as investors remained wary of the group amid the aggressive industry reform debate. In addition, the Fund struggled to keep pace with sizeable gains in select Consumer Discretionary stocks.

Alternatively, an underweight position, relative to the benchmark, and solid stock selection in the Consumer Staples sector proved beneficial as investors generally shunned traditionally defensive names. Within the Energy sector, an aversion to large integrated firms supplied a relative lift, as did stakes in several exploration and production companies that rose due largely to increased merger and acquisition activity within the sector.

With the economy seemingly transitioning into a more stable and modest growth pattern, the Fund ended the period offensively tilted in anticipation of improved conditions. Yet the state of the American consumer is a concern as weak employment conditions still pose challenges and the timing of any Fed rate hike remains uncertain. As a result, a sense of caution seems practical and the Fund will look to protect near-term profits-- particularly in momentum-laden areas such as the Consumer Discretionary, Information Technology, and Financials sectors.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR        5 YEAR         10 YEAR
                                   -----------        ------        ------         -------
Institutional                         8.33%           29.08%         1.96%         -2.18%
------------------------------------------------------------------------------------------
Class A Shares                        2.75%           28.95%         0.68%         -2.93%
------------------------------------------------------------------------------------------
Class B Shares                        2.81%           22.76%         0.61%         -3.17%
------------------------------------------------------------------------------------------
Class C Shares                        6.89%           27.83%         0.94%         -3.15%
------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index(1)       9.85%           37.85%         1.42%         -3.95%
------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.16% (INSTITUTIONAL SHARES), 1.41% (CLASS A) AND 2.16% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Quality Growth Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Microsoft Corp. .........................................................  3.91%
Cisco Systems, Inc. .....................................................  3.15%
Apple, Inc. .............................................................  2.87%
International Business Machines Corp. ...................................  2.74%
Google, Inc., Class A ...................................................  2.68%
Hewlett-Packard Co. .....................................................  2.67%
Intel Corp. .............................................................  2.31%
Oracle Corp. ............................................................  2.20%
Johnson & Johnson .......................................................  2.16%
Kellogg Co. .............................................................  1.79%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Dividend Growth Fund (Institutional) gained 6.75% net of fees, underperforming its primary benchmark, the S&P 500(R) Index, which advanced 9.87%. The Russell 1000(R) Index added 10.27% and the Russell 1000(R) Growth Index climbed 9.85%.

The U.S. economy steadily improved during the period, with holiday retail sales rebounding from a miserable 2008 season and the gross domestic product gaining impressively in the fourth quarter of 2009. Massive government stimulus efforts aided the recovery and had a considerable impact on restoring normalcy in the previously wounded credit markets. Yet true to its nature as a lagging indicator, the unemployment rate rose past 10% in late 2009, which cast uncertainty over the near-term resiliency of the U.S. economy.

The Fund's high-quality focus hurt performance during the period as lower-quality names extended a rally that led the broader market off early March lows. Value stocks also tended to outperform growth names, which further diminished returns as the Fund emphasizes companies that grow earnings and dividends faster than their peers.

From a sector standpoint, investments in the Industrials and Financials sectors detracted from gains. Exposure in the construction and engineering industry and an overweight position, relative to the benchmark, in the railroad industry hindered the Industrials stake, while minimal exposure to a late-period surge in regional bank stocks hurt within the Financials sector. Ineffective selection among retailers also pressured returns from the Consumer Discretionary sector.

Positive contributions came from an underweight stake in the Telecommunication Services sector and select stocks in the Utilities sector.

During the period, the Fund moved from an underweight to an overweight position in the Healthcare sector, where abundance of quality companies traded at reasonable values, and added exposure in the Industrials sector to capitalize on the improving economy. The high-quality bias continued to anchor the Fund, as healthier balance sheets have tended to withstand interest rate turbulence, which is possible in the coming year, on a historical basis.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

As a non-diversified Fund, the Fund may invest a greater percentage of assets in a particular company or a smaller number of companies as compared to diversified funds. As a result, the value of the Fund's shares may fluctuate more than funds invested in a broader range of companies.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR         10 YEAR
                                   -----------        ------         ------         -------
Institutional                         6.75%           23.02%          0.70%         -5.25%
-------------------------------------------------------------------------------------------
Class A Shares                        1.34%           16.56%         -0.53%         -5.96%
-------------------------------------------------------------------------------------------
Class B Shares                        1.28%           16.82%         -0.67%         -6.10%
-------------------------------------------------------------------------------------------
Class C Shares                        5.25%           21.79%         -0.31%         -6.19%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(1)                   9.87%           33.14%          0.18%         -0.80%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 2.83% (INSTITUTIONAL SHARES), 3.08% (CLASS A) AND 3.83% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Fund is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

United Technologies Corp. ...............................................  2.59%
Johnson & Johnson .......................................................  2.32%
Apple, Inc. .............................................................  2.26%
Microsoft Corp. .........................................................  2.23%
International Business Machines Corp. ...................................  2.16%
Google, Inc., Class A ...................................................  1.90%
MetLife, Inc. ...........................................................  1.75%
Wisconsin Energy Corp. ..................................................  1.73%
Apache Corp. ............................................................  1.67%
PepsiCo, Inc. ...........................................................  1.64%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Micro Cap Value Fund (Institutional) advanced 6.79% net of fees, underperforming its benchmarks, the Russell Microcap(R) Value Index, which gained 9.26%, and the Russell 2000(R) Value Index, which rose 10.63%.

Through the second half of 2009 and into 2010, investors continued to venture into equities as the U.S. economy offered renewed signs of improvement. For much of the six-month period, the market's attention focused primarily on lower-quality stocks, which rode the reflation wave--sentiment that massive amounts of liquidity from the Federal Reserve and large fiscal stimulus measures would propel the gross domestic product higher.

Within the Fund, which suffered somewhat due to its high-quality focus, minimal exposure to the surging auto components and media industries within the Consumer Discretionary sector hindered relative performance. Lagging holdings in the restaurant industry, where consumer spending was slower to recover, also hurt relative returns. Heavy exposure to trucking firms, which faltered amid the trucking industry's overcapacity issues, and an underweight position, relative to the benchmark, in the rallying construction materials and paper and forest products industries further limited relative gains.

Good stock selection in the Energy sector supplied a relative lift to performance, as did effective positioning within the slumping banking industry. Stock selection in the communication equipment industry and among Internet software and services firms enhanced relative returns from the Information Technology sector, which cooled through much of the second half of 2009 after leading the market off its early March lows.

During the period, the Fund adopted a more defensive posture in anticipation of potential drags on future growth such as higher interest rates, a falloff in federal stimulus funds, and the return of higher tax rates. More specifically, it boosted its stake in the Consumer Staples sector and pared back exposure in the Consumer Discretionary and Information Technology sectors.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR         10 YEAR
                                   -----------        ------         ------         -------
Institutional                         6.79%           47.23%         -1.12%         8.72%
-------------------------------------------------------------------------------------------
Class A Shares                        1.58%           39.39%         -2.33%         7.96%
-------------------------------------------------------------------------------------------
Class B Shares                        1.64%           40.96%         -2.14%         7.82%
-------------------------------------------------------------------------------------------
Class C Shares                        5.25%           45.96%         -2.04%         7.89%
-------------------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)       10.63%           36.55%          0.19%         8.24%
-------------------------------------------------------------------------------------------
Russell Microcap(R) Value Index(1)    9.26%           34.57%         -3.26%         7.69%(2)
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.89% (INSTITUTIONAL SHARES), 2.14% (CLASS A) AND 2.89% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares is October 11, 2000. Prior to such date, quoted performance reflects the performance of Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.
(2) The average annual total return since its inception, July 2000.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Brown Shoe Co., Inc. ....................................................  1.56%
Barrett Business Services, Inc. .........................................  1.46%
Gulfport Energy Corp. ...................................................  1.46%
Perficient, Inc. ........................................................  1.42%
Meadowbrook Insurance Group, Inc. .......................................  1.40%
Overhill Farms, Inc. ....................................................  1.40%
Nash Finch Co. ..........................................................  1.37%
Monmouth Real Estate Investment Corp., Class A ..........................  1.37%
Celadon Group, Inc. .....................................................  1.33%
Center Financial Corp. ..................................................  1.30%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Small Cap Value Fund (Institutional) advanced 15.35% net of fees, outperforming its benchmark, the Russell 2000(R) Value Index, which gained 10.63%.

Stabilizing housing markets in select hard-hit locations accounted for a share of restoring investor confidence during the period as flattening real estate values in states such as Florida and Arizona offered hope that the fallout from the mortgage market blowup of 2008 was dissipating. Meanwhile, growing risk tolerance buoyed investors, who kept venturing into equities, and corporate executives, who confidently replenished inventories that were depleted during the recent recession. For all the positive sentiment in the market, however, the massive rally that started off the early March lows showed signs of fatigue, especially in the latter portion of the period.

The Fund's outperformance during the period stemmed in part from solid stock selection in the Industrials and Consumer Discretionary sectors. More specifically, machinery industry holdings surged amid expanding corporate capital investment plans and government stimulus-funded projects; railroad stocks advanced as Warren Buffet made a large investment in the industry; and specialty retailers also provided a lift. Elsewhere, exposure to banks that maintained higher credit quality than the rest of the market previously recognized paid off as well.

During the period, the Fund adopted a more defensive profile, reducing its exposure to the Consumer Discretionary sector and padding its Consumer Staples weighting. Exposure also increased in the Financials sector, particularly among insurers, and in the Industrials sector, where domestic and export orders followed the economy higher. The Fund closed out some positions in the Information Technology sector, which led the spring and summer rally, and the Energy sector, where a handful of natural gas exploration and production firms provided a lift during the six-month period.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   INCEPTION                                              SINCE
                                     DATE       6 MONTHS(#)     1 YEAR      5 YEAR      INCEPTION
                                   ---------    -----------     ------      ------      ---------
Institutional                        4/1/03        15.35%       49.81%       3.07%        8.69%
-------------------------------------------------------------------------------------------------
Class A Shares                       4/1/03         9.53%       42.16%       1.77%        7.60%
-------------------------------------------------------------------------------------------------
Class B Shares                       4/1/03         9.81%       43.39%       1.75%        7.60%
-------------------------------------------------------------------------------------------------
Class C Shares                       4/1/03        13.86%       48.48%       2.03%        7.58%
-------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index(1)                     10.63%       36.55%       0.19%        8.24%
-------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.30% (INSTITUTIONAL SHARES), 1.55% (CLASS A) AND 2.30% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS
--------------------------------------------------------------------------------

Brown Shoe Co., Inc. ....................................................  1.84%
Endurance Specialty Holdings, Ltd. ......................................  1.79%
Orbital Sciences Corp. ..................................................  1.75%
Community Bank System, Inc. .............................................  1.69%
Olin Corp. ..............................................................  1.69%
Fresh Del Monte Produce, Inc. ...........................................  1.64%
American Italian Pasta Co., Class A .....................................  1.64%
SWS Group, Inc. .........................................................  1.63%
EnPro Industries, Inc. ..................................................  1.62%
Glatfelter ..............................................................  1.62%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  ALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third All Cap Value Fund (Institutional) advanced 10.38% net of fees, underperforming its benchmarks, the Russell 3000(R) Value Index, which gained 10.70%, and the Russell Midcap(R) Value Index, which rose 15.20%.

The early months of the period represented the tail end of the market's recovery from its March 2009 lows as investors steadily pushed equities higher. Starting in October, however, expectations sobered amid continued proof that the economy was on the mend, which led to worries that the Federal Reserve would raise interest rates sooner rather than later. Over the course of the six-month period, lower-quality and smaller and mid cap stocks outperformed the market, although the enthusiasm for riskier positions waned in the closing months.

The Fund ended the period with an average weighted market cap of $52 billion, trailing the benchmark's $61 billion average. A slightly overweight position, relative to the benchmark, in mid cap stocks helped relative returns, as did an overweight in stocks that fell in the middle of the quality spectrum.

Alternatively, the Fund's modest cash position in an up market negatively weighed on relative performance. From a sector standpoint, an overweight position and poor stock selection in the Information Technology sector, which led the market through the first half of 2009 but fell behind in the second half, diminished relative gains. Poor stock selection further limited returns in the Materials sector, where laggards in the metals and mining industry overshadowed solid investments in the chemicals industry. Company specific complications also resulted in poor relative performance within the Healthcare sector.

Effective stock selection in the Telecommunication Services sector supplied a positive relative contribution, as did an overweight position and investments in companies exposed to the global recovery within the Industrials sector. In addition, an underweight stake and productive stock selection in the Consumer Staples sector proved advantageous.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR        10 YEAR
                                   -----------        ------         ------        -------
Institutional                         10.38%          36.44%         -0.05%         6.06%
-------------------------------------------------------------------------------------------
Class A Shares                         4.67%          29.27%         -1.31%         5.23%
-------------------------------------------------------------------------------------------
Class B Shares                         4.90%          30.09%         -1.28%         5.12%
-------------------------------------------------------------------------------------------
Class C Shares                         8.85%          34.99%         -1.05%         5.11%
-------------------------------------------------------------------------------------------
Russell 3000(R) Value Index(1)        10.70%          31.84%         -0.42%         2.92%
-------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(1)      15.20%          45.58%          1.89%         7.94%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.44% (INSTITUTIONAL SHARES), 1.69% (CLASS A) AND 2.44% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted for the maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

General Electric Co. ....................................................  3.04%
Transocean, Ltd. ........................................................  2.66%
JPMorgan Chase & Co. ....................................................  2.59%
Merck & Co., Inc. .......................................................  2.35%
Forest Laboratories, Inc. ...............................................  2.19%
Wells Fargo & Co. .......................................................  2.14%
UnitedHealth Group, Inc. ................................................  2.11%
Apache Corp. ............................................................  2.11%
ConocoPhillips ..........................................................  2.00%
Chevron Corp. ...........................................................  1.87%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Disciplined Large Cap Value Fund (Institutional) gained 10.19% net of fees, underperforming its benchmark, the Russell 1000(R) Value Index, which advanced 10.70%.

During the period, equity markets moved higher as positive economic data, coupled with solid company earnings reports, suggested that the U.S. recovery was gaining traction and dashed fears of a second "Great Depression." While trouble spots such as bank credit losses, commercial real estate, and a high unemployment rate remained on the radar, financial conditions improved enough to suggest that the economic momentum would endure.

In keeping with the improving economic outlook, the best performing sectors within the benchmark were traditionally economically sensitive groups, notably Industrials and Consumer Discretionary. Healthcare also performed well as Congressional efforts to reform the industry stalled out. Conversely, the worst performing sectors were defensive in nature, namely Telecommunication Services and Utilities.

Compared to the benchmark, productive stock selection and industry allocations enhanced the Fund's relative returns. Stock selection was especially good in the Financials sector, where regional bank holdings outperformed. In addition, stock selection in the Information Technology, Utilities, and Materials sectors aided relative performance. In terms of industry exposures, the Fund benefited from an underweight position, relative to the benchmark, in the homebuilder industry, and overweight stakes in the entertainment and computer software industries.

A modest cash position and sub-benchmark beta negatively impacted Fund performance in the up market. In addition, stock selection within the Energy sector proved counterproductive as the market appetite shifted from higher growth, internationally focused service companies to those rooted in North America, where the portfolio had less exposure. Stock selection in the Consumer Discretionary and Consumer Staples sectors also failed to keep pace with the benchmark. Relative returns were further diminished by overexposure to stocks with low price-to-earnings ratios, which lagged the benchmark during the period.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010

--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR        10 YEAR
                                   -----------        ------         ------        -------
Institutional                         10.19%          31.93%          0.12%         3.11%
-------------------------------------------------------------------------------------------
Class A Shares                         4.57%          25.13%         -1.14%         2.32%
-------------------------------------------------------------------------------------------
Class B Shares                         4.62%          25.72%         -1.15%         2.20%
-------------------------------------------------------------------------------------------
Class C Shares                         8.72%          30.76%         -0.86%         2.09%
-------------------------------------------------------------------------------------------
Russell 1000(R) Value Index(1)        10.70%          31.44%         -0.46%         2.52%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.09% (INSTITUTIONAL SHARES), 1.34% (CLASS A) AND 2.09% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. The inception date for the Class B Shares of the Disciplined Large Cap Value Fund is October 11, 2000. Prior to such date, quoted performance reflects performance of Class A Shares and is adjusted to reflect expenses and applicable sales charges of Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

Chevron Corp. ...........................................................  3.73%
ConocoPhillips ..........................................................  3.72%
Apache Corp. ............................................................  3.16%
Transocean, Ltd. ........................................................  3.04%
Merck & Co., Inc. .......................................................  2.88%
Verizon Communications, Inc. ............................................  2.81%
UnitedHealth Group, Inc. ................................................  2.77%
JPMorgan Chase & Co. ....................................................  2.65%
Forest Laboratories, Inc. ...............................................  2.57%
Altria Group, Inc. ......................................................  2.47%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Structured Large Cap Plus Fund (Institutional) gained 8.07% on a net of fee basis, underperforming its benchmarks, the S&P 500(R) Index, which advanced 9.87%, and the Russell 1000(R) Index which advanced 10.27%.

Large cap stocks fared well during the period as the rally that carried the markets off early March 2009 lows lost steam. Improvements in the economy--both in the U.S. and overseas--reinforced the growing attraction to larger multinational companies, although higher unemployment figures kept a cap on investor enthusiasm. Interestingly, an appetite for lower-quality stocks re-emerged within the large cap space during the final six weeks of the period.

Entering December, the Fund was outperforming its benchmark, but the market's late-period sentiment shift to lower-quality stocks made it difficult for the Fund to keep pace, given its higher-quality tilt. The quantitative model that the Fund uses for stock selection tends to perform better during more stable investment environments, but December and January served as a reminder that volatility remains a variable in these market conditions.

Of the four factor groups tracked by the Fund's quantitative model, the sentiment and capital discipline factors delivered sub-par performance throughout the period, while the valuation and earnings quality factors worked well. At the same time, the Fund's long positions generally outperformed the benchmark, but its short positions detracted from results.

From a sector perspective, ineffective stock selection in the Information Technology sector, which cooled in the fourth quarter after leading the market's bold rise through the spring and summer, hindered the Fund's relative performance. Holdings in the Consumer Staples and Healthcare sectors further limited relative gains. Alternatively, exposure in the Financials sector supplied a relative lift, as did investments in the Industrials and Materials sectors.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR        10 YEAR
                                   -----------        ------         ------        -------
Institutional                          8.07%          21.42%         -5.36%         -4.26%
-------------------------------------------------------------------------------------------
Class A Shares                         2.42%          14.85%         -6.54%         -4.97%
-------------------------------------------------------------------------------------------
Class B Shares                         2.78%          15.47%         -6.66%         -5.21%
-------------------------------------------------------------------------------------------
Class C Shares                         6.49%          20.17%         -6.32%         -5.22%
-------------------------------------------------------------------------------------------
Russell 1000(R) Index(1)              10.27%          34.81%          0.57%         -0.44%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(1)                    9.87%          33.14%          0.18%         -0.80%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT DIVIDENDS ON SHORT SALES, EXTRAORDINARY EXPENSES AND INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.98% (INSTITUTIONAL SHARES), 2.23% (CLASS A), 2.99% (CLASS B) AND 2.93% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS
--------------------------------------------------------------------------------

Microsoft Corp. .........................................................  2.67%
International Business Machines Corp. ...................................  2.24%
Pfizer, Inc. ............................................................  2.15%
Bank of America Corp. ...................................................  2.14%
Google, Inc., Class A ...................................................  1.91%
Intel Corp. .............................................................  1.78%
Exxon Mobil Corp. .......................................................  1.68%
AT&T, Inc. ..............................................................  1.63%
Philip Morris International, Inc. .......................................  1.63%
United Technologies Corp. ...............................................  1.48%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  EQUITY INDEX FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Equity Index Fund (Institutional) advanced 9.85% on a net of fee basis, compared to its benchmark, the S&P 500(R) Index, which gained 9.87%.

The Fund generally seeks to replicate the returns of the S&P 500 Index, but modest underperformance may result from Fund expenses and an assortment of technical factors. One area where an advantage may materialize is in the process surrounding Index membership changes. During the period, twelve changes within the Index occurred, including four due to merger and acquisition activity and four due to shifts between the benchmark and the S&P 400 Index of mid cap stocks.

More broadly, equities performed well during the period as economic indicators improved worldwide. At the same time, massive intervention by the U.S. government in the fixed-income markets stabilized bond values and the Federal Reserve kept its key interest rate near 0.0% to facilitate easy lending conditions. Banks, however, proved reluctant to lend and the unemployment rate's move past 10.0% somewhat dampened investor enthusiasm.

Against this backdrop, all ten of the economic sectors within the S&P 500 Index experienced considerable volatility during the period, and all but one generated positive returns. The Industrials and Consumer Discretionary sectors, which traditionally outperform during periods of economic growth, led the way, followed by the Healthcare sector, a historically defensive sector that gained as an industry reform bill was hung up in Congress.

The lone declining sector during the period was Telecommunication Services, which is usually viewed as a defensive haven. Modest gainers that trailed the index included another defensive group, Utilities, and Materials, which underperformed despite its traditional ties to expanding economies.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500(R) Index. The Advisor attempts to track the performance of the S&P 500(R) Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500(R) Index without taking into account the Fund's expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR         5 YEAR        10 YEAR
                                   -----------        ------         ------        -------
Institutional                         9.85%           32.97%          0.06%         -1.01%
-------------------------------------------------------------------------------------------
Class A Shares                        4.22%           26.09%         -1.20%         -1.76%
-------------------------------------------------------------------------------------------
Class B Shares                        4.28%           26.66%         -1.31%         -2.00%
-------------------------------------------------------------------------------------------
Class C Shares                        8.22%           31.61%         -0.94%         -2.00%
-------------------------------------------------------------------------------------------
Select Shares                         9.75%           32.89%         -0.02%         -1.09%
-------------------------------------------------------------------------------------------
Preferred Shares                      9.77%           32.81%         -0.08%         -1.16%
-------------------------------------------------------------------------------------------
Trust Shares                          9.71%           32.74%         -0.18%         -1.25%
-------------------------------------------------------------------------------------------
S&P 500(R) Index(1)                   9.87%           33.14%          0.18%         -0.80%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.61% (INSTITUTIONAL SHARES), 0.86% (CLASS A), 0.69% (SELECT SHARES), 0.76% (PREFERRED SHARES), 0.86% (TRUST SHARES) AND 1.61% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C is October 29, 2001. Prior to such date, quoted performance of Class B and Class C reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS
--------------------------------------------------------------------------------

Exxon Mobil Corp. .......................................................  3.09%
Microsoft Corp. .........................................................  2.20%
Procter & Gamble Co. (The) ..............................................  1.82%
Johnson & Johnson .......................................................  1.75%
Apple, Inc. .............................................................  1.75%
General Electric Co. ....................................................  1.73%
International Business Machines Corp. ...................................  1.62%
JPMorgan Chase & Co. ....................................................  1.55%
Bank of America Corp. ...................................................  1.52%
Pfizer, Inc. ............................................................  1.52%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third International Equity Fund (Institutional) gained 4.46% net of fees, underperforming its benchmark, the MSCI(R) EAFE(R) Index, which advanced 6.93%.

A firming world economy buoyed international equities during the period as the global financial markets recovered from a near collapse in late 2008 and early 2009. Emerging market economies generally experienced sharper bounces than their industrialized counterparts due in part to smaller exposure to the financial market woes and a rapid renewal in export levels. Market volatility mostly eased during the period, outside of small flare-ups related to bond troubles in Dubai and government debt concerns in a handful of floundering European economies, most notably Greece.

Within the Fund, exposure in the United Kingdom, particularly within the country's shaky Financials sector, detracted considerably from performance. U.K.-based holdings in the Consumer Staples and Consumer Discretionary sectors also diminished returns as the country struggled to emerge from the recession. Investments in Germany and Hong Kong further hindered relative gains, as did an overweight position, relative to the benchmark, and ineffective stock selection in the Telecommunication Services sector and laggards in the Materials sector.

A slightly overweight position in Japan positively contributed to relative performance. Investments in the country's Consumer Discretionary and Information Technology sectors further enhanced returns. Overweight stakes in Australia and Austria also boosted performance, along with overweight positions in the Industrials and Information Technology sectors and solid security selection in the Energy sector.

Among the four factors that drive stock selection in the quantitative model employed by the Fund--valuation, sentiment, capital use, and earnings quality--valuation and earnings quality performed well, but a lagging momentum in sentiment and capital use wiped out the gains.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                                   6 MONTHS(#)        1 YEAR        5 YEAR         10 YEAR
                                   -----------        ------        ------         -------
Institutional                          4.46%          37.70%         1.63%           0.68%
-------------------------------------------------------------------------------------------
Class A Shares                        -0.73%          30.66%         0.34%          -0.04%
-------------------------------------------------------------------------------------------
Class B Shares                        -1.00%          31.30%         0.37%          -0.23%
-------------------------------------------------------------------------------------------
Class C Shares                         3.05%          36.39%         0.62%          -0.31%
-------------------------------------------------------------------------------------------
MSCI(R) EAFE(R) Index(1)               6.93%          39.68%         2.99%           1.38%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT INTEREST EXPENSE AS WELL AS THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.34% (INSTITUTIONAL SHARES), 1.59% (CLASS
A) AND 2.34% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. Class B Shares were initially offered on October 11, 2000. The performance figures for Class B Shares for periods prior to such date represent the performance for Class A Shares adjusted to reflect expenses and applicable sales charges for Class B Shares.

(#) Not Annualized
(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  TOP TEN EQUITY HOLDINGS AS OF JANUARY 31, 2010*
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

BP PLC ..................................................................  2.16%
Nestle SA ...............................................................  1.75%
HSBC Holdings PLC .......................................................  1.72%
Novartis AG .............................................................  1.69%
Royal Dutch Shell PLC, Class A ..........................................  1.65%
Telefonica SA ...........................................................  1.64%
Banco Santander SA ......................................................  1.44%
BHP Billiton, Ltd. ......................................................  1.44%
Sony Corp. ..............................................................  1.35%
Deutsche Telekom AG .....................................................  1.28%

*   Long-term securities.
(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Strategic Income Fund (Institutional) advanced 13.44% net of fees, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 3.87%.

U.S. credit markets continued to heal throughout the period, gaining traction amid large government stimulus efforts. As investors grew increasingly comfortable with conditions, they generally moved away from U.S. Treasury issues, which ranked among the poorest performers in the fixed income space during the period, and into higher yielding securities. Growing worries over the U.S. government deficit--and the expected expansion in Treasury issues required to finance the budget imbalance--further weighed on Treasuries, particularly longer-term issues.

While the Fund benefited from a minimal exposure to Treasuries and U.S. Government Agency securities, which performed slightly better than Treasuries, it realized significant gains from a sizeable investment in preferred stocks. Effective stock selection, especially within the Financials sector and among Real Estate Investment Trusts (REITs), enhanced returns from the asset class as a number of holdings that suffered during the market's swoon in early 2009 recovered nicely through the second half of the year.

The Fund's corporate bond exposure also boosted relative performance, most notably in senior bonds issued by REITs. Alternatively, a modest position in Mortgage-Backed Securities hindered performance, as government supports sparked a rally in the asset class.

Throughout the period, the Fund lowered its risk profile in anticipation of turbulence in the first part of 2010. That defensive-minded strategy will likely continue in the coming months as the market digests the large equity gains posted between early March and the end of 2009. With expectations for corporate earnings and the economy both running high, the smallest misstep could result in a harsh tumble, so the Fund, which strives to provide a stable stream of income over the long haul, has sought to prepare accordingly.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                              6 MONTHS(#)      1 YEAR       5 YEAR       10 YEAR
                              --------         ------       ------       -------
Institutional                   13.44%         40.11%        3.45%        6.76%
--------------------------------------------------------------------------------
Class A Shares                   7.55%         32.67%        2.15%        5.86%
--------------------------------------------------------------------------------
Class B Shares                   7.79%         33.71%        2.12%        5.72%
--------------------------------------------------------------------------------
Class C Shares                  11.79%         38.81%        2.42%        5.67%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                    3.87%          8.51%        5.16%        6.53%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Credit Bond Index(1)             6.27%         16.38%        5.02%        6.60%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.41% (INSTITUTIONAL SHARES), 1.66% (CLASS A) AND 2.41% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

For the period prior to October 22, 2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/ Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985 and is adjusted to reflect expenses and applicable sales charges for the respective share class.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Preferred Stocks                                                          35.12%
Corporate Bonds                                                           21.06%
Investment Companies                                                      15.60%
Foreign Bonds                                                              5.37%
Common Stocks                                                              5.36%
Investments in Affiliates                                                  5.03%
U.S. Government Agencies                                                   3.81%
Mortgage-Backed Securities                                                 2.70%
Convertible Preferred Stock                                                2.29%
Asset-Backed Securities                                                    2.25%
U.S. Treasury Obligations                                                  0.97%
Convertible Bonds                                                          0.44%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  FIFTH THIRD LIFEMODEL AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third LifeModel Aggressive Fund (Institutional) advanced 7.47% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index, which gained 9.52%.

Most equities and fixed income securities generated positive returns during the period as a sense of normalcy returned to the world's financial markets. Stocks rode out the tail end of the rally that started off early March lows, and market leadership shifted from lower-quality, higher-risk holdings to higher-quality, more stable names. In turn, mid cap stocks generally outperformed small and large cap positions, while value stocks tended to outgain growth holdings. International stocks mostly lagged domestic equities.

Massive infusions of government cash bolstered the fixed income markets, particularly among Mortgage-backed Securities and Asset-backed Securities that had been sharply marked down during the credit market meltdown of 2008 and early 2009. The Federal Reserve kept its Fed Funds rate near 0.0%, which resulted in minimal returns on cash holdings.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. Within the equity exposure, an overweight stake in the mid cap space and underweight position in large cap holdings further enhanced relative gains. Conversely, overweight stakes in international and small cap stocks hindered performance.

By the period's end, economic prospects were steadily improving, while expectations remained for moderate growth going forward. Muted outlooks for equity markets also appeared warranted while corporate earnings catch up with stock valuations that soared during the market's sharp climb last spring and summer. Fixed income investors adopted a cautionary tone as well as federal government purchasing programs approached expiration dates, future inflationary fears arose, and state and municipal governments grappled with high expenses and low tax receipts.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                       INCEPTION                                         SINCE
                          DATE      6 MONTHS(#)    1 YEAR    5 YEAR    INCEPTION
                       ---------    --------       ------    ------    ---------
Institutional            8/1/02       7.47%        30.03%     0.08%      4.51%
--------------------------------------------------------------------------------
Class A Shares           8/1/02       1.87%        23.35%    -1.22%      3.51%
--------------------------------------------------------------------------------
Class B Shares           8/1/02       1.81%        23.79%    -1.22%      3.44%
--------------------------------------------------------------------------------
Class C Shares           8/1/02       5.94%        28.80%    -0.93%      3.46%
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                             10.12%        34.93%     0.77%      5.19%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Government/Credit
Bond Index(1)                         3.59%         7.13%     4.91%      4.95%
--------------------------------------------------------------------------------
LifeModel
Aggressive
Target Neutral
Style Class
Index Blend(1)                        9.52%        35.40%     1.98%      8.72%
--------------------------------------------------------------------------------
LifeModel
Aggressive
Target Neutral
Asset Class
Index Blend(1)                        9.74%        33.05%     1.46%     10.44%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.56% (INSTITUTIONAL SHARES), 0.81% (CLASS A) AND 1.56% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Fifth Third International Equity Fund                                     24.72%
Fifth Third Quality Growth Fund                                           17.33%
Fifth Third Structured Large Cap Plus Fund                                14.86%
Fifth Third Disciplined Large Cap Value Fund                              13.19%
Fifth Third Total Return Bond Fund                                         9.32%
Fifth Third Mid Cap Growth Fund                                            7.93%
Fifth Third All Cap Value Fund                                             4.16%
Fifth Third Small Cap Growth Fund                                          3.72%
Fifth Third Small Cap Value Fund                                           2.72%
Fifth Third Short Term Bond Fund                                           1.45%
Fifth Third Institutional Money Market Fund                                0.47%
Fifth Third High Yield Bond Fund                                           0.13%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  FIFTH THIRD LIFEMODEL MODERATELY AGGRESSIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional) advanced 6.81% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index which gained 8.34%.

Most equities and fixed income securities generated positive returns during the period as a sense of normalcy returned to the world's financial markets. Stocks rode out the tail end of the rally that started off early March lows, and market leadership shifted from lower-quality, higher-risk holdings to higher-quality, more stable names. In turn, mid cap stocks generally outperformed small and large cap positions, while value stocks tended to outgain growth holdings. International stocks mostly lagged domestic equities.

Massive infusions of government cash bolstered the fixed income markets, particularly among Mortgage-backed Securities and Asset-backed Securities that had been sharply marked down during the credit market meltdown of 2008 and early 2009. The Federal Reserve kept its Fed Funds rate near 0.0%, which resulted in minimal returns on cash holdings.

Within the Fund, an underweight position, relative to the benchmark targets, in large cap stocks, along with an overweight stake in mid cap stocks enhanced relative performance. However, modestly overweight positions in bonds and international stocks weighed on relative gains.

By the period's end, economic prospects were steadily improving, while expectations remained for moderate growth going forward. Muted outlooks for equity markets also appeared warranted while corporate earnings catch up with stock valuations that soared during the market's sharp climb last spring and summer. Fixed income investors adopted a cautionary tone as well as federal government purchasing programs approached expiration dates, future inflationary fears arose, and state and municipal governments grappled with high expenses and low tax receipts.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                       INCEPTION                                         SINCE
                          DATE      6 MONTHS(#)    1 YEAR    5 YEAR    INCEPTION
                       ---------    --------       ------    ------    ---------
Institutional            8/1/02       6.81%        25.49%     0.87%      4.97%
--------------------------------------------------------------------------------
Class A Shares           8/1/02       1.46%        18.93%    -0.38%      4.01%
--------------------------------------------------------------------------------
Class B Shares           8/1/02       1.36%        19.30%    -0.42%      3.94%
--------------------------------------------------------------------------------
Class C Shares           8/1/02       5.23%        24.29%    -0.12%      3.94%
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                             10.12%        34.93%     0.77%      5.19%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Government/Credit
Bond Index(1)                         3.59%         7.13%     4.91%      4.95%
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target
Neutral Style Class
Index Blend(1)                        8.34%        29.51%     2.88%      8.55%
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target
Neutral Asset Class
Index Blend(1)                        8.40%        27.14%     2.42%     10.10%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.55% (INSTITUTIONAL SHARES), 0.80% (CLASS A) AND 1.55% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Fifth Third International Equity Fund                                     19.49%
Fifth Third Total Return Bond Fund                                        16.45%
Fifth Third Quality Growth Fund                                           13.83%
Fifth Third Structured Large Cap Plus Fund                                10.95%
Fifth Third Disciplined Large Cap Value Fund                              10.40%
Fifth Third Short Term Bond Fund                                           8.44%
Fifth Third Mid Cap Growth Fund                                            7.28%
Fifth Third All Cap Value Fund                                             6.06%
Fifth Third Small Cap Growth Fund                                          3.23%
Fifth Third Small Cap Value Fund                                           2.82%
Fifth Third High Yield Bond Fund                                           0.76%
Fifth Third Institutional Money Market Fund                                0.29%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  FIFTH THIRD LIFEMODEL MODERATE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third LifeModel Moderate Fund (Institutional) advanced 6.30% on a net of fee basis, underperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index, which gained 7.14%.

Most equities and fixed income securities generated positive returns during the period as a sense of normalcy returned to the world's financial markets. Stocks rode out the tail end of the rally that started off early March lows, and market leadership shifted from lower-quality, higher-risk holdings to higher-quality, more stable names. In turn, mid cap stocks generally outperformed small and large cap positions, while value stocks tended to outgain growth holdings. International stocks mostly lagged domestic equities.

Massive infusions of government cash bolstered the fixed income markets, particularly among Mortgage-backed Securities and Asset-backed Securities that had been sharply marked down during the credit market meltdown of 2008 and early 2009. The Federal Reserve kept its Fed Funds rate near 0.0%, which resulted in minimal returns on cash holdings.

Within the Fund, an overweight position, relative to the benchmark targets, in bonds detracted from relative gains. Slightly overweight stakes in international stocks and small cap stocks further diminished performance. However, an underweight position in large cap stocks and a modest overweight in mid cap stocks supplied a relative lift.

By the period's end, economic prospects were steadily improving, while expectations remained for moderate growth going forward. Muted outlooks for equity markets also appeared warranted while corporate earnings catch up with stock valuations that soared during the market's sharp climb last spring and summer. Fixed income investors adopted a cautionary tone as well as federal government purchasing programs approached expiration dates, future inflationary fears arose, and state and municipal governments grappled with high expenses and low tax receipts.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                       INCEPTION                                         SINCE
                          DATE      6 MONTHS(#)    1 YEAR    5 YEAR    INCEPTION
                       ---------    --------       ------    ------    ---------
Institutional            8/1/02       6.30%        21.26%     1.61%      4.33%
--------------------------------------------------------------------------------
Class A Shares           8/1/02       0.80%        14.76%     0.31%      3.35%
--------------------------------------------------------------------------------
Class B Shares           8/1/02       0.69%        15.05%     0.29%      3.29%
--------------------------------------------------------------------------------
Class C Shares           8/1/02       4.81%        20.04%     0.60%      3.30%
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                             10.12%        34.93%     0.77%      5.19%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Government/Credit
Bond Index(1)                         3.59%         7.13%     4.91%      4.95%
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral
Style Class
Index Blend(1)                        7.14%        23.66%     3.66%      8.26%
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral
Asset Class
Index Blend(1)                        7.05%        21.31%     3.27%      9.64%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.45% (INSTITUTIONAL SHARES), 0.70% (CLASS A) AND 1.45% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                        29.44%
Fifth Third Short Term Bond Fund                                          15.07%
Fifth Third International Equity Fund                                     14.22%
Fifth Third Quality Growth Fund                                           10.00%
Fifth Third Structured Large Cap Plus Fund                                 7.94%
Fifth Third Disciplined Large Cap Value Fund                               7.47%
Fifth Third Mid Cap Growth Fund                                            5.21%
Fifth Third All Cap Value Fund                                             4.34%
Fifth Third Small Cap Growth Fund                                          2.31%
Fifth Third Small Cap Value Fund                                           1.97%
Fifth Third High Yield Bond Fund                                           1.36%
Fifth Third Institutional Money Market Fund                                0.67%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  FIFTH THIRD LIFEMODEL MODERATELY CONSERVATIVE FUND(SM)
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third LifeModel Moderately Conservative Fund (Institutional) advanced 6.51% on a net of fee basis, narrowly trailing its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index, which gained 6.53%.

Most fixed income securities and equities generated positive returns during the period as a sense of normalcy returned to the world's financial markets. Massive infusions of government cash bolstered the fixed income markets, particularly among Mortgage-backed Securities and Asset-backed Securities that had been sharply marked down during the credit market meltdown of 2008 and early 2009. The Federal Reserve kept its Fed Funds rate near 0.0%, which resulted in minimal returns on cash holdings.

Stocks rode out the tail end of the rally that started off early March lows, and market leadership shifted from lower-quality, higher-risk holdings to higher-quality, more stable names. In turn, mid cap stocks generally outperformed small and large cap positions, while value stocks tended to outgain growth holdings. International stocks mostly lagged domestic equities.

Within the Fund, slightly overweight stakes, relative to the benchmark targets, in international stocks and small cap stocks diminished relative gains. However, an underweight position in large cap stocks and a modest overweight in mid cap stocks supplied a relative lift.

By the period's end, economic prospects were steadily improving, while expectations remained for moderate growth going forward. Muted outlooks for equity markets also appeared warranted while corporate earnings catch up with stock valuations that soared during the market's sharp climb last spring and summer. Fixed income investors adopted a cautionary tone as well as federal government purchasing programs approached expiration dates, future inflationary fears arose, and state and municipal governments grappled with high expenses and low tax receipts.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                       INCEPTION                                         SINCE
                          DATE      6 MONTHS(#)    1 YEAR    5 YEAR    INCEPTION
                       ---------    --------       ------    ------    ---------
Institutional            8/1/02       6.51%        20.49%     1.98%      3.97%
--------------------------------------------------------------------------------
Class A Shares           8/1/02       1.16%        14.35%     0.71%      3.00%
--------------------------------------------------------------------------------
Class B Shares           8/1/02       1.00%        14.39%     0.67%      2.93%
--------------------------------------------------------------------------------
Class C Shares           8/1/02       4.96%        19.35%     0.97%      2.93%
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                             10.12%        34.93%     0.77%      5.19%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Government/Credit
Bond Index(1)                         3.59%         7.13%     4.91%      4.95%
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Style
Class Index Blend(1)                  6.53%        20.76%     4.01%      8.08%
--------------------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Asset Class
Index Blend(1)                        6.36%        18.42%     3.65%      9.37%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.59% (INSTITUTIONAL SHARES), 0.84% (CLASS A) AND 1.59% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                        35.77%
Fifth Third Short Term Bond Fund                                          18.33%
Fifth Third International Equity Fund                                      9.33%
Fifth Third Quality Growth Fund                                            8.31%
Fifth Third Structured Large Cap Plus Fund                                 7.36%
Fifth Third Disciplined Large Cap Value Fund                               6.32%
Fifth Third Mid Cap Growth Fund                                            4.23%
Fifth Third All Cap Value Fund                                             3.57%
Fifth Third Small Cap Growth Fund                                          1.89%
Fifth Third Small Cap Value Fund                                           1.77%
Fifth Third High Yield Bond Fund                                           1.65%
Fifth Third Institutional Money Market Fund                                1.47%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  FIFTH THIRD LIFEMODEL CONSERVATIVE FUNDSM
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third LifeModel Conservative Fund (Institutional) advanced 5.82% on a net of fee basis, outperforming its benchmark, a blend of the Wilshire 5000 Index and the Barclays Capital Intermediate Government/Credit Bond Index which gained 5.29%.

Most fixed income securities and equities generated positive returns during the period as a sense of normalcy returned to the world's financial markets. Massive infusions of government cash bolstered the fixed income markets, particularly among Mortgage-backed Securities and Asset-backed Securities that had been sharply marked down during the credit market meltdown of 2008 and early 2009. The Federal Reserve kept its Fed Funds rate near 0.0%, which resulted in minimal returns on cash holdings.

Stocks rode out the tail end of the rally that started off early March lows, and market leadership shifted from lower-quality, higher-risk holdings to higher-quality, more stable names. In turn, mid cap stocks generally outperformed small and large cap positions, while value stocks tended to outgain growth holdings. International stocks mostly lagged domestic equities.

Within the Fund, an overweight position, relative to the benchmark targets, in bonds detracted from relative gains. Slightly overweight stakes in international stocks and small cap stocks further diminished performance. However, an underweight position in large cap stocks supplied a relative lift.

By the period's end, economic prospects were steadily improving, while expectations remained for moderate growth going forward. Muted outlooks for equity markets also appeared warranted while corporate earnings catch up with stock valuations that soared during the market's sharp climb last spring and summer. Fixed income investors adopted a cautionary tone as well as federal government purchasing programs approached expiration dates, future inflationary fears arose, and state and municipal governments grappled with high expenses and low tax receipts.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

In particular, please see Note 3 of the Notes to Financial Statements in this report for further details regarding Fifth Third Structured Large Cap Plus Fund, an underlying fund in which the Fund invests. Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                       INCEPTION                                         SINCE
                          DATE      6 MONTHS(#)    1 YEAR    5 YEAR    INCEPTION
                       ---------    --------       ------    ------    ---------
Institutional            8/1/02       5.82%        16.06%     2.22%      3.67%
--------------------------------------------------------------------------------
Class A Shares           8/1/02       0.30%         9.91%     0.91%      2.69%
--------------------------------------------------------------------------------
Class B Shares           8/1/02       0.18%         9.84%     0.88%      2.64%
--------------------------------------------------------------------------------
Class C Shares           8/1/02       4.28%        14.95%     1.22%      2.65%
--------------------------------------------------------------------------------
Wilshire 5000
Index(1)                             10.12%        34.93%     0.77%      5.19%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Intermediate
Government/Credit
Bond Index(1)                         3.59%         7.13%     4.91%      4.95%
--------------------------------------------------------------------------------
LifeModel
Conservative Target
Neutral Style Class
Index Blend(1)                        5.29%        15.02%     4.61%      7.63%
--------------------------------------------------------------------------------
LifeModel
Conservative Target
Neutral Asset Class
Index Blend(1)                        4.98%        12.72%     4.33%      8.75%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.64% (INSTITUTIONAL SHARES), 0.89% (CLASS A) AND 1.64% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The Fund's performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Fifth Third Total Return Bond Fund                                        49.05%
Fifth Third Short Term Bond Fund                                          25.08%
Fifth Third Quality Growth Fund                                            4.86%
Fifth Third International Equity Fund                                      4.52%
Fifth Third Disciplined Large Cap Value Fund                               3.82%
Fifth Third Structured Large Cap Plus Fund                                 3.41%
Fifth Third Mid Cap Growth Fund                                            2.39%
Fifth Third High Yield Bond Fund                                           2.30%
Fifth Third All Cap Value Fund                                             2.02%
Fifth Third Small Cap Value Fund                                           1.10%
Fifth Third Small Cap Growth Fund                                          1.06%
Fifth Third Institutional Money Market Fund                                0.39%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third High Yield Bond Fund (Institutional) advanced 13.32% net of fees, underperforming its benchmark, the Merrill Lynch U.S. High Yield Master Index, which gained 16.03%.

Prices on high-yield bonds rose steadily throughout the period, fueled by firming confidence in the economic recovery and solid technical support across the high-yield spectrum. As a result, yield spreads narrowed, relative to U.S. Treasury issues, although investors turned somewhat cautious in the latter stages of the period. Meanwhile, abundant investor demand allowed for the issuance of a considerable volume of new high-yield bonds.

In general, the high-yield market's lowest quality segment (CCC-rated securities) markedly outperformed the higher-quality portions (B- and BB-rated securities) during the period. At an industry level, broadcasting, publishing, and insurance, which each include a number of bankruptcy candidates, performed well, while issues in the less-volatile cable television, utilities, and aerospace industries lagged the benchmark.

Within the Fund, an emphasis on more stable sectors offering attractive risk-reward profiles hindered results. More specifically, an underweight position, relative to the benchmark, in the insurance industry detracted materially from relative performance, as did exposure to higher-quality holdings within the Telecommunication Services sector. Alternatively, positive contributions came from security selection within the Utilities and Energy sectors.

Following the high-yield market's exceptional gains of 2009, tempered expectations are likely in order for 2010. Although the firming economy and a declining default rate suggest that high-yield bonds' fundamentals remain adequate, the strong possibility of interest rate hikes from the Federal Reserve could inject a dose of volatility. Within such an environment, bond yields, not capital appreciation, will likely account for much of the returns from the high-yield asset class.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                           INCEPTION                                     SINCE
                              DATE        6 MONTHS(#)      1 YEAR      INCEPTION
                           ---------      --------         ------      ---------
Institutional               11/29/05       13.32%          46.47%        7.07%
--------------------------------------------------------------------------------
Class A Shares              11/29/05        7.89%          39.37%        5.46%
--------------------------------------------------------------------------------
Class B Shares              11/29/05        7.79%          40.11%        5.62%
--------------------------------------------------------------------------------
Class C Shares              11/29/05       11.75%          45.06%        6.00%
--------------------------------------------------------------------------------
Merrill Lynch
U.S. High Yield
Master Index(1)                            16.03%          50.64%        7.40%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 1.14% (INSTITUTIONAL SHARES), 1.39% (CLASS A) AND 2.14% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

Corporate Bonds                                                           65.07%
Investment Companies                                                      21.48%
Foreign Bonds                                                             13.22%
Preferred Stocks                                                           0.23%
Investments in Affiliates                                                  0.00%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Total Return Bond Fund (Institutional) advanced 6.63% on a net of fee basis, outperforming its benchmark, the Barclays Capital Aggregate Bond Index, which gained 3.87%.

Thanks to government programs such as the U.S. Treasury's Public-Private Investment Partnership, the Federal Reserve's Term Asset-backed Loan Facility, and the Fed's direct purchases of securities, much of the fixed income market enjoyed a steady rise during the period. An increasingly free flow of funding and price supports restored a sense of normalcy to the marketplace, which had flirted with disaster 12 months earlier.

Within the Fund, overweight positions, relative to the benchmark, in Residential Mortgage-backed Securities (RMBS), Commercial Mortgage-backed Securities (CMBS), Asset-backed Securities (ABS), and Government Agency issues bolstered returns. Strategic investments in inflation-indexed Treasury issues further enhanced gains, as did exposure to the rising Brazilian real. Alternatively, an underweight position in corporate bonds, which also performed well, diminished performance.

During the period, the Fund steadily increased its stake in higher quality corporate bonds, which still appeared fairly valued even with the recent runup in prices. To help fund the purchases, the Fund exited select RMBS, CMBS, and U.S. Government Agency Mortgage-backed Securities as they advanced.

Looking ahead, it's fair to predict that in 2010, the Federal Reserve will raise its key lending rate, which will lead to higher short-term interest rates. At the same time, the U.S. Government's expanding debt level and the large volume of Treasury issues scheduled to come to market over the next 12 months to fund the deficit will likely pressure longer-term rates. In such an environment, the Fund will continue to seek optimal opportunities to exit mortgage-related securities while maintaining a shorter duration, which is designed to prove advantageous as rates rise.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                              6 MONTHS(#)      1 YEAR       5 YEAR       10 YEAR
                              --------         ------       ------       -------
Institutional                   6.63%          13.92%        2.11%        4.64%
--------------------------------------------------------------------------------
Class A Shares                  1.46%           8.33%        0.89%        3.89%
--------------------------------------------------------------------------------
Class B Shares                  1.10%           7.92%        0.81%        3.61%
--------------------------------------------------------------------------------
Class C Shares                  5.10%          12.94%        1.13%        3.60%
--------------------------------------------------------------------------------
Barclays Capital
U.S. Aggregate
Bond Index(1)                   3.87%           8.51%        5.16%        6.53%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.87% (INSTITUTIONAL SHARES), 1.12% (CLASS A) AND 1.87% (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflects the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001.The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

U.S. Government Agencies                                                  37.41%
Mortgage-Backed Securities                                                19.00%
Corporate Bonds                                                           16.88%
Asset-Backed Securities                                                    6.49%
Investment Companies                                                       5.91%
Investments in Affiliates                                                  4.74%
U.S. Treasury Obligations                                                  4.70%
Foreign Bonds                                                              3.40%
Preferred Stocks                                                           1.47%

                                   [END CHART]

(+) Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  SHORT TERM BOND FUND
--------------------------------------------------------------------------------

For the six-month period ended January 31, 2010, the Fifth Third Short Term Bond Fund (Institutional) advanced 3.21% net of fees, outperforming its benchmark, the Merrill Lynch 1-3 Year Government/Corporate Bond Index, which gained
2.19%.

Buoyed by the Federal Reserve, which kept its Fed Funds target rate near 0.0% the entire period, and assorted government stimulus programs, fixed income markets performed well for much of the period, aside from a modest selloff in December. More specifically, Residential Mortgage-Backed Securities (RMBS), Commercial Mortgage-Backed Securities (CMBS), Asset-Backed Securities (ABS), and Government Agency issues benefited from direct purchases by the government and the Fed or government-sponsored programs that facilitated investor purchases. In total, the government intervention helped restore order to a market that all but shut down twelve months earlier.

Within the Fund, overweight positions, relative to the benchmark, in RMBS, CMBS, ABS, and Agency debentures boosted relative performance during the period. Although many of the Fund's positions suffered dramatically during the market's near-collapse in 2008, rigorous fundamental research identified the securities that were worth keeping, and the Fund was rewarded in the second half of 2009 for such discipline. Alternatively, a slightly shorter duration, which benefits from rising rates, proved a drag on returns, as did an underweight stake in riskier corporate bonds.

During the period, the Fund capitalized on rising prices to reduce its exposure to RMBS, CMBS, and Agency issues that no longer offered compelling risk-reward profiles. Some of the proceeds were directed into corporate debentures with more defensive characteristics, which appear better suited to ride out the potential turbulence on the horizon. Such uncertainty stems from the scheduled shutdown of a number of the government support programs in the coming months as well as the perceived likelihood the Federal Reserve raising rates by year-end.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

                              6 MONTHS(#)      1 YEAR       5 YEAR       10 YEAR
                              --------         ------       ------       -------
Institutional                   3.21%           8.72%        3.96%        4.34%
--------------------------------------------------------------------------------
Class A Shares                  0.09%           5.31%        3.10%        3.82%
--------------------------------------------------------------------------------
Class C Shares                  1.77%           7.64%        2.94%        3.31%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year
Government/Corporate
Bond Index(1)                   2.19%           4.57%        4.44%        4.88%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT www.fifththirdfunds.com.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 1/31/10, THE GROSS EXPENSE RATIOS ARE 0.79% (INSTITUTIONAL SHARES), 1.04% (CLASS A) AND 1.79% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 3.00%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.0% WITHIN THE FIRST YEAR.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

(#) Not Annualized

(1) Please refer to Glossary of Terms for additional information.

--------------------------------------------------------------------------------
  FUND HOLDINGS AS OF JANUARY 31, 2010
  ------------------------------------------------------------------------------
  AS A PERCENTAGE OF VALUE OF INVESTMENTS(+)
--------------------------------------------------------------------------------

                            [CHART OF FUND HOLDINGS]

U.S. Government Agencies                                                  33.20%
Investment Companies                                                      21.01%
Corporate Bonds                                                           16.90%
Mortgage-Backed Securities                                                11.90%
Asset-Backed Securities                                                    6.71%
U.S. Treasury Obligations                                                  4.27%
Foreign Bonds                                                              4.19%
Investments in Affiliates                                                  1.78%
Municipal Bonds                                                            0.04%

                                   [END CHART]

(+) Portfolio composition is subject to change.

GLOSSARY OF TERMS

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

BARCLAYS CAPITAL U.S. INTERMEDIATE CREDIT BOND INDEX is generally representative of investment grade corporate bonds with maturities from one to ten years.

BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten year.

BETA is the covariance of a stock in relation to the rest of stock market.

DURATION is the weighted average maturity of a bond's cash flows.

GROSS DOMESTIC PRODUCT (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

MERRILL LYNCH U.S. HIGH YIELD MASTER INDEX is an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI(R) EAFE(R)") INDEX is generally representative of a sample of companies of the market structure of 20 European and Pacific Bain countries.

RUSSELL 1000(R) INDEX measures the performance of 1,000 largest securities found in the Russell 3000 universe.

RUSSELL 1000(R) GROWTH INDEX measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of 1,000 securities found in the Russell 1000 universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividends yields and lower forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000(R) universe with higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

RUSSELL 3000(R) VALUE INDEX measures the performance of those companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MICROCAP(R) VALUE INDEX measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500(R) INDEX measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

WILSHIRE 5000 INDEX measures the performance of all U.S. headquartered equity securities with readily available price data.

The above indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

THE FIFTH THIRD LIFEMODEL TARGET NEUTRAL ASSET CLASS BLENDED INDICES are unmanaged custom-blended indices, created by Fifth Third Asset Management, Inc., comprised of the Wilshire 5000 Index and Barclays Capital U.S. Intermediate Government/Credit Bond Index. The LifeModel Target Neutral Asset Class Blends are hypothetical blends only and do not represent underlying allocations in the Funds. Below is a table which indicates the percentage breakdown for each Fund.

                                                                                    BARCLAYS CAPITAL U.S. INTERMEDIATE
                                                         WILSHIRE 5000 INDEX           GOVERNMENT/CREDIT BOND INDEX
----------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Aggressive(SM)                             90%                                10%
----------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Aggressive(SM)                  70%                                30%
----------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate(SM)                               50%                                50%
----------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative(SM)                40%                                60%
----------------------------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative(SM)                           20%                                80%
----------------------------------------------------------------------------------------------------------------------

THE FIFTH THIRD LIFEMODEL TARGET NEUTRAL STYLE CLASS BLENDED INDICES are index-based baseline style class allocations determined by the Advisor to be optimal under static market and economic conditions. The LifeModel Target Neutral Style Class Blends are hypothetical blends only and do not represent underlying allocations in the Funds. The Advisor will periodically adjust the baseline style class allocation. Below is a table which indicates the percentage breakdown for each Fund.

                                                  FIFTH THIRD                        FIFTH THIRD
                                FIFTH THIRD        LIFEMODEL       FIFTH THIRD        LIFEMODEL          FIFTH THIRD
                                 LIFEMODEL         MODERATELY       LIFEMODEL         MODERATELY          LIFEMODEL
                               AGGRESSIVE(SM)    AGGRESSIVE(SM)    MODERATE(SM)    CONSERVATIVE(SM)    CONSERVATIVE(SM)
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Index(1)           4.5%              3.5%             2.5%              2.0%                1.0%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Index(2)            4.5%              3.5%             2.5%              2.0%                1.0%
-----------------------------------------------------------------------------------------------------------------------
International Equity(3)            18.0%             14.0%            10.0%              8.0%                4.0%
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Index(4)             9.0%              7.0%             5.0%              4.0%                2.0%
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value Index(5)              9.0%              7.0%             5.0%              4.0%                2.0%
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Index(6)          15.5%             12.0%             8.5%              7.0%                3.5%
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value Index(7)           15.5%             12.0%             8.5%              7.0%                3.5%
-----------------------------------------------------------------------------------------------------------------------
Large Cap Core Index(8)            14.0%             11.0%             8.0%              6.0%                3.0%
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond Index(9)            0.5%              1.5%             2.5%              3.0%                4.0%
-----------------------------------------------------------------------------------------------------------------------
Total Return Bond Index(10)         7.0%             21.0%            35.0%             42.0%               56.0%
-----------------------------------------------------------------------------------------------------------------------
Short Term Bond Index(11)           2.5%              7.5%            12.5%             15.0%               20.0%
-----------------------------------------------------------------------------------------------------------------------

 (1) The Small Cap Growth Index represents the Russell 2000(R) Growth Index.
 (2) The Small Cap Value Index represents the Russell 2000(R) Value Index.
 (3) The International Index represents the MSCI(R) EAFE(R) Index.
 (4) The Mid Cap Growth Index represents the Russell Midcap(R) Growth Index.
 (5) The Mid Cap Value Index represents the Russell Midcap(R) Value Index.
 (6) The Large Cap Growth Index represents the Russell 1000(R) Growth Index.
 (7) The Large Cap Value Index represents the Russell 1000(R) Value Index.
 (8) The Large Cap Core Index represents the S&P 500(R) Index.
 (9) The High Yield Bond Index represents the Merrill Lynch High Yield Master Index.
(10) The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index.
(11) The Short Term Bond Index represents the Merrill Lynch 1-3 Year Government/ Corporate Bond Index.

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                                       26

                                                                SMALL CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (98.5%)
BIOTECHNOLOGY (1.8%)
United Therapeutics Corp. *(a)                           13,050    $    777,388
                                                                   ------------
CAPITAL MARKETS (3.4%)
Ares Capital Corp. (a)                                   70,800         870,840
Stifel Financial Corp. *(a)                              11,400         596,220
                                                                   ------------
                                                                      1,467,060
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (3.7%)
GeoEye, Inc. *                                           22,000         564,740
Geo Group, Inc. (The) *(a)                               29,012         536,722
Tetra Tech, Inc. *(a)                                    22,300         504,872
                                                                   ------------
                                                                      1,606,334
                                                                   ------------
COMMUNICATIONS EQUIPMENT (5.6%)
Harmonic, Inc. *(a)                                      68,294         414,545
Netgear, Inc. *(a)                                       27,000         557,280
Neutral Tandem, Inc. *(a)                                24,650         381,089
Nice Systems, Ltd. ADR *                                 13,985         407,103
Riverbed Technology, Inc. *(a)                           29,500         661,390
                                                                   ------------
                                                                      2,421,407
                                                                   ------------
COMPUTERS & PERIPHERALS (0.7%)
Xyratex, Ltd. *                                          22,666         310,751
                                                                   ------------
CONSTRUCTION & ENGINEERING (1.6%)
Orion Marine Group, Inc. *(a)                            36,500         690,945
                                                                   ------------
CONSUMER FINANCE (3.8%)
Cardronics, Inc. *(a)                                    83,200         906,048
Cash America International, Inc. (a)                     19,118         718,646
                                                                   ------------
                                                                      1,624,694
                                                                   ------------
CONTAINERS & PACKAGING (1.3%)
Rock-Tenn Co., Class A                                   12,900         550,701
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (2.9%)
American Public Education, Inc. *(a)                     18,100         690,334
ChinaCast Education Corp. *(a)                           83,700         555,768
                                                                   ------------
                                                                      1,246,102
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
Cbeyond, Inc. *(a)                                       34,900         434,854
TW Telecom, Inc. *(a)                                    31,442         484,521
                                                                   ------------
                                                                        919,375
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Polypore International, Inc. *(a)                        19,750         265,242
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
IPG Photonics Corp. *(a)                                 19,481         280,526
                                                                   ------------
ENERGY-ALTERNATE SOURCES (1.1%)
Comverge, Inc. *(a)                                      47,200         463,504
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (2.3%)
Core Laboratories NV (a)                                  3,900         456,105
Willbros Group, Inc. *(a)                                36,500         558,085
                                                                   ------------
                                                                      1,014,190
                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (1.5%)
Evercore Partners, Inc., Class A (a)                     21,400         639,218
                                                                   ------------
FOOD PRODUCTS (1.2%)
Flowers Foods, Inc. (a)                                  20,950         508,876
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.5%)
Endologix, Inc. *(a)                                    115,700         529,906
Neogen Corp. *(a)                                        30,600         650,250
NuVasive, Inc. *(a)                                      27,344         754,694
                                                                   ------------
                                                                      1,934,850
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (9.5%)
Amedisys, Inc. *(a)                                      14,800         813,260
Clarient, Inc. *(a)                                     248,020         560,525
Emergency Medical Services Corp., Class A *(a)           17,808         935,098
Genoptix, Inc. *(a)                                      32,750       1,066,340
HMS Holdings Corp. *(a)                                  15,794         712,152
                                                                   ------------
                                                                      4,087,375
                                                                   ------------
HEALTHCARE TECHNOLOGY (1.5%)
Phase Forward, Inc. *(a)                                 44,405         649,201
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.8%)
Bally Technologies, Inc. *(a)                            19,300         765,631
                                                                   ------------
HOUSEHOLD PRODUCTS (1.2%)
Orchids Paper Products Co. *(a)                          28,433         524,020
                                                                   ------------
INTERNET (1.1%)
Constant Contact, Inc. *(a)                              27,119         478,379
                                                                   ------------
INTERNET SOFTWARE & SERVICES (4.1%)
Art Technology Group, Inc. *(a)                         148,056         663,291
DealerTrack Holdings, Inc. *(a)                          34,900         627,153
Perficient, Inc. *(a)                                    51,290         498,026
                                                                   ------------
                                                                      1,788,470
                                                                   ------------
IT SERVICES (4.7%)
Cybersource Corp. *(a)                                    39,611        716,167
ExlService Holdings, Inc. *(a)                            39,200        711,480
Forrester Research, Inc. *                                22,490        609,254
                                                                   ------------
                                                                      2,036,901
                                                                   ------------
LEISURE TIME (1.3%)
Life Time Fitness, Inc. *(a)                              24,000        574,800
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES (2.9%)
ICON PLC ADR *                                            34,470        856,235
Luminex Corp. *(a)                                        27,950        378,164
                                                                   ------------
                                                                      1,234,399
                                                                   ------------
MEDIA (3.3%)
Dolan Media Co. *                                         45,423        448,779
Imax Corp. *(a)                                           33,823        432,934
RRSat Global Communications Network, Ltd. (a)             46,200        529,452
                                                                   ------------
                                                                      1,411,165
                                                                   ------------

                                    Continued

SMALL CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
NETWORKING PRODUCTS (1.3%)
Acme Packet, Inc. *(a)                                   52,577    $    544,172
                                                                   ------------
OIL-FIELD SERVICES (1.4%)
North American Energy Partners, Inc. *                   95,000         618,450
                                                                   ------------
PROFESSIONAL SERVICES (1.6%)
CoStar Group, Inc. *(a)                                  17,200         694,536
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.5%)
Entegris, Inc. *(a)                                      86,900         316,316
MKS Instruments, Inc. *(a)                               25,460         422,636
Varian Semiconductor Equipment Associates, Inc. *(a)     23,600         692,188
Zoran Corp. *(a)                                         47,200         517,784
                                                                   ------------
                                                                      1,948,924
                                                                   ------------
SOFTWARE (7.4%)
Informatica Corp. *(a)                                   29,000         687,010
JDA Software Group, Inc. *(a)                            30,100         788,921
PROS Holdings, Inc. *(a)                                 46,544         370,025
SolarWinds, Inc. *(a)                                    27,900         542,097
Solera Holdings, Inc. (a)                                 8,011         265,244
Ultimate Software Group, Inc. *(a)                       17,503         523,340
                                                                   ------------
                                                                      3,176,637
                                                                   ------------
SPECIALTY RETAIL (3.2%)
Aeropostale, Inc. *(a)                                   19,300         634,777
Monro Muffler Brake, Inc. (a)                            22,300         763,106
                                                                   ------------
                                                                      1,397,883
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (4.0%)
Deckers Outdoor Corp. *(a)                                6,252         613,759
True Religion Apparel, Inc. *(a)                         25,750         497,233
Warnaco Group, Inc. (The)*                               15,570         602,870
                                                                   ------------
                                                                      1,713,862
                                                                   ------------
TRANSPORTATION (2.9%)
Aegean Marine Petroleum Network, Inc. (a)                39,700       1,235,067
                                                                   ------------
TRANSPORTATION EX AIR/RAIL (1.2%)
Atlas Air Worldwide Holdings, Inc. *(a)                  14,600         535,382
                                                                   ------------
WIRELESS EQUIPMENT (0.8%)
Aruba Networks, Inc. *(a)                                34,223         355,577
                                                                   ------------
TOTAL COMMON STOCKS                                                  42,491,994
                                                                   ------------
INVESTMENT COMPANIES (28.8%)
State Street Navigator Securities
   Lending Portfolio (c)                             12,420,471      12,420,471
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                           12,420,471
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.3%)
Fifth Third Institutional Money Market Fund (b)         545,532         545,532
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                         545,532
                                                                   ------------

TOTAL INVESTMENTS (COST $50,820,137) - 128.6%                        55,457,997

LIABILITIES IN EXCESS OF OTHER ASSETS - (28.6)%                     (12,325,826)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 43,132,171
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:

ADR - American Depositary Receipt

At January 31, 2010, Small Cap Growth's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------
Bermuda                                                               0.6%
Canada                                                                1.9%
Greece                                                                2.2%
Ireland                                                               1.5%
Israel                                                                1.7%
Netherlands                                                           0.8%
United States                                                        91.3%
                                                                    ------
TOTAL                                                               100.0%
                                                                    ======

    See notes to schedules of investments and notes to financial statements.

                                                                  MID CAP GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (97.9%)
AEROSPACE & DEFENSE (2.4%)
BE Aerospace, Inc. *                                     56,850    $  1,275,146
Precision Castparts Corp.                                 7,300         768,325
                                                                   ------------
                                                                      2,043,471
                                                                   ------------
BIOTECHNOLOGY (2.0%)
United Therapeutics Corp. *(a)                           28,300       1,685,831
                                                                   ------------
CAPITAL MARKETS (4.8%)
Lazard, Ltd., Class A                                    33,400       1,287,236
T Rowe Price Group, Inc.                                 22,300       1,106,526
Waddell & Reed Financial, Inc., Class A                  54,650       1,712,184
                                                                   ------------
                                                                      4,105,946
                                                                   ------------
CHEMICALS (2.8%)
CF Industries Holdings, Inc.                             12,600       1,170,036
FMC Corp.                                                24,300       1,237,842
                                                                   ------------
                                                                      2,407,878
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Corrections Corp. of America *                           73,300       1,371,443
Stericycle, Inc. *                                       20,750       1,098,297
                                                                   ------------
                                                                      2,469,740
                                                                   ------------
COMMUNICATIONS EQUIPMENT (2.8%)
CommScope, Inc. *                                        45,535       1,239,007
Juniper Networks, Inc. *                                 45,550       1,131,007
                                                                   ------------
                                                                      2,370,014
                                                                   ------------
COMPUTERS & PERIPHERALS (3.4%)
NetApp, Inc. *                                           41,950       1,222,004
Seagate Technology                                       97,400       1,629,502
                                                                   ------------
                                                                      2,851,506
                                                                   ------------
CONSTRUCTION & ENGINEERING (1.0%)
URS Corp. *                                              18,950         850,476
                                                                   ------------
CONTAINERS & PACKAGING (1.0%)
Owens-Illinois, Inc. *                                   32,850         894,177
                                                                   ------------
DISTRIBUTORS (1.8%)
LKQ Corp. *                                              81,950       1,536,562
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.8%)
Apollo Group, Inc., Class A *                            25,300       1,532,927
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.0%)
IntercontinentalExchange, Inc. *                          9,350         892,738
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
TW Telecom, Inc. *                                       64,187         989,122
                                                                   ------------
ELECTRIC UTILITIES (1.1%)
PPL Corp.                                                30,350         895,022
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
General Cable Corp. *(a)                                 20,250         589,275
                                                                   ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS (0.7%)
Rovi Corp. *                                             21,458         619,492
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Mettler-Toledo International, Inc. *                     13,900       1,354,833
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (4.2%)
Core Laboratories NV                                      8,850       1,035,007
Noble Corp.                                              21,450         864,864
Oceaneering International, Inc. *                        30,350       1,660,145
                                                                   ------------
                                                                      3,560,016
                                                                   ------------
FOOD PRODUCTS (1.2%)
HJ Heinz Co.                                             24,000       1,047,120
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.0%)
CR Bard, Inc.                                            11,400         944,946
DENTSPLY International, Inc.                             46,050       1,544,056
Gen-Probe, Inc. *(a)                                     20,750         890,798
                                                                   ------------
                                                                      3,379,800
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.7%)
Express Scripts, Inc. *                                  17,150       1,438,199
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.9%)
Burger King Holdings, Inc. (a)                           74,600       1,301,024
International Game Technology                            65,700       1,204,938
                                                                   ------------
                                                                      2,505,962
                                                                   ------------
HOUSEHOLD DURABLES (1.5%)
Snap-On, Inc.                                            31,350       1,281,588
                                                                   ------------
HOUSEHOLD PRODUCTS (1.5%)
Church & Dwight Co., Inc.                                21,250       1,281,162
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
NRG Energy, Inc. *                                       45,550       1,098,210
                                                                   ------------
INDUSTRIAL CONGLOMERATES (2.0%)
McDermott International, Inc. *                          73,300       1,731,346
                                                                   ------------
INSURANCE (1.2%)
AON Corp.                                                25,500         991,950
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.0%)
Equinix, Inc. *                                           9,100         875,693
                                                                   ------------
IT SERVICES (3.2%)
Cognizant Technology Solutions Corp., Class A *          37,472       1,636,028
Paychex, Inc. (a)                                        36,900       1,069,731
                                                                   ------------
                                                                      2,705,759
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (3.1%)
Covance, Inc. *(a)                                       20,941       1,216,882
PerkinElmer, Inc.                                        69,250       1,394,695
                                                                   ------------
                                                                      2,611,577
                                                                   ------------
MACHINERY (2.7%)
ITT Corp.                                                25,000       1,207,750
Joy Global, Inc.                                         23,500       1,074,890
                                                                   ------------
                                                                      2,282,640
                                                                   ------------

                                    Continued

MID CAP GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
METALS & MINING (0.9%)
Cliffs Natural Resources, Inc. (a)                       19,108    $    763,365
                                                                   ------------
MULTILINE RETAIL (1.2%)
Dollar Tree, Inc. *                                      21,250       1,052,300
                                                                   ------------
OIL & GAS (3.1%)
Range Resources Corp.                                    30,350       1,396,100
Ultra Petroleum Corp. *                                  26,000       1,194,440
                                                                   ------------
                                                                      2,590,540
                                                                   ------------
PERSONAL PRODUCTS (1.6%)
Herbalife, Ltd.                                          34,600       1,344,210
                                                                   ------------
PROFESSIONAL SERVICES (1.3%)
FTI Consulting, Inc. *                                   25,750       1,067,338
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (2.1%)
Digital Realty Trust, Inc. (a)                           36,400       1,747,200
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.8%)
Broadcom Corp., Class A *                                29,100         777,552
Lam Research Corp. *                                     24,500         808,745
Marvell Technology Group, Ltd. *                         52,600         916,818
National Semiconductor Corp.                             63,200         838,032
Nvidia Corp. *                                           34,919         537,403
Varian Semiconductor Equipment Associates, Inc. *        35,400       1,038,282
                                                                   ------------
                                                                      4,916,832
                                                                   ------------
SOFTWARE (8.0%)
Autodesk, Inc. *                                         44,700       1,063,413
Citrix Systems, Inc. *                                   21,500         893,325
Informatica Corp. *                                      38,699         916,779
Intuit, Inc. *                                           65,407       1,936,701
Nuance Communications, Inc. *(a)                         73,300       1,100,966
Sybase, Inc. *(a)                                        22,064         897,343
                                                                   ------------
                                                                      6,808,527
                                                                   ------------
SPECIALTY RETAIL (6.0%)
Aeropostale, Inc. *                                      40,450       1,330,400
GameStop Corp., Class A *(a)                             47,050         930,178
Guess?, Inc.                                             36,950       1,467,285
TJX Cos., Inc.                                           36,650       1,393,067
                                                                   ------------
                                                                      5,120,930
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.6%)
Warnaco Group, Inc. (The) *                              34,600       1,339,712
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
American Tower Corp., Class A *                          36,055       1,530,535
                                                                   ------------

TOTAL COMMON STOCKS                                                  83,161,521
                                                                   ------------
INVESTMENT COMPANIES (11.9%)
State Street Navigator Securities Lending Portfolio  10,073,292      10,073,292
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                           10,073,292
                                                                   ------------
INVESTMENTS IN AFFILIATES (2.3%)
Fifth Third Institutional Money Market Fund (b)       1,944,932       1,944,932
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                       1,944,932
                                                                   ------------

TOTAL INVESTMENTS (COST $92,312,611) - 112.1%                        95,179,745

LIABILITIES IN EXCESS OF OTHER ASSETS - (12.1)%                     (10,265,613)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 84,914,132
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investment of cash collateral received in connection with securities lending.

At January 31, 2010, Mid Cap Growth's investments were in the following countries:

COUNTRY
------------------------------------------------------------------------
Bermuda                                                             2.3%
Cayman Islands                                                      3.1%
Netherlands                                                         1.1%
United States                                                      93.5%
                                                                  ------
TOTAL                                                             100.0%
                                                                  ======

    See notes to schedules of investments and notes to financial statements.

                                                                  QUALITY GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (93.6%)
AUTO COMPONENTS (1.2%)
Johnson Controls, Inc.                                  140,000    $  3,896,200
                                                                   ------------
BIOTECHNOLOGY (2.8%)
Amgen, Inc. *                                            75,000       4,386,000
Gilead Sciences, Inc. *                                  95,000       4,585,650
                                                                   ------------
                                                                      8,971,650
                                                                   ------------
CAPITAL MARKETS (1.5%)
BlackRock, Inc. (c)                                      23,000       4,917,860
                                                                   ------------
CHEMICALS (2.3%)
Monsanto Co.                                             60,000       4,552,800
Praxair, Inc.                                            40,000       3,012,800
                                                                   ------------
                                                                      7,565,600
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Stericycle, Inc. *                                       70,000       3,705,100
                                                                   ------------
COMMERCIAL SERVICES-FINANCE (1.0%)
Visa, Inc., Class A                                      40,000       3,281,200
                                                                   ------------
COMMUNICATIONS EQUIPMENT (5.7%)
Cisco Systems, Inc. *                                   470,000      10,560,900
Juniper Networks, Inc. *                                165,000       4,096,950
Qualcomm, Inc.                                           95,000       3,723,050
                                                                   ------------
                                                                     18,380,900
                                                                   ------------
COMPUTERS & PERIPHERALS (10.1%)
Apple, Inc. *                                            50,000       9,606,000
EMC Corp. *                                             290,000       4,834,300
Hewlett-Packard Co.                                     190,000       8,943,300
International Business Machines Corp.                    75,000       9,179,250
                                                                   ------------
                                                                     32,562,850
                                                                   ------------
Construction & Engineering (1.1%)
Fluor Corp.                                              80,000       3,627,200
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
JPMorgan Chase & Co.                                    105,000       4,088,700
                                                                   ------------
FOOD & STAPLES RETAILING (2.4%)
Kroger Co. (The)                                        160,000       3,428,800
Walgreen Co.                                            120,000       4,326,000
                                                                   ------------
                                                                      7,754,800
                                                                   ------------
FOOD PRODUCTS (4.6%)
General Mills, Inc.                                      80,000       5,704,800
HJ Heinz Co.                                             70,000       3,054,100
Kellogg Co.                                             110,000       5,986,200
                                                                   ------------
                                                                     14,745,100
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.6%)
Alcon, Inc.                                              35,000       5,449,850
Baxter International, Inc.                               95,000       5,471,050
Covidien PLC                                             80,000       4,044,800
                                                                   ------------
                                                                     14,965,700
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (3.0%)
Express Scripts, Inc. *                                  67,000       5,618,620
UnitedHealth Group, Inc.                                125,000       4,125,000
                                                                   ------------
                                                                      9,743,620
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (3.4%)
Burger King Holdings, Inc. (c)                          140,000       2,441,600
McDonald's                                               85,000       5,306,550
Starbucks Corp. *                                       140,000       3,050,600
                                                                   ------------
                                                                     10,798,750
                                                                   ------------
HOUSEHOLD PRODUCTS (3.3%)
Colgate-Palmolive Co.                                    71,054       5,686,452
Procter & Gamble Co. (The)                               80,000       4,924,000
                                                                   ------------
                                                                     10,610,452
                                                                   ------------
INTERNET & CATALOG RETAIL (1.6%)
Amazon.com, Inc. *                                       40,000       5,016,400
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.8%)
Google, Inc., Class A *                                  17,000       9,000,140
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (1.3%)
Thermo Fisher Scientific, Inc. *                         90,000       4,153,500
                                                                   ------------
MACHINERY (4.5%)
Danaher Corp.                                            70,000       4,994,500
Flowserve Corp.                                          50,000       4,508,500
Illinois Tool Works, Inc.                               115,000       5,012,850
                                                                   ------------
                                                                     14,515,850
                                                                   ------------
MEDIA (2.2%)
Time Warner, Inc.                                       100,000       2,745,000
Walt Disney Co. (The)                                   145,000       4,284,750
                                                                   ------------
                                                                      7,029,750
                                                                   ------------
METALS & MINING (1.4%)
Freeport-McMoRan Copper & Gold, Inc.                     70,000       4,668,300
                                                                   ------------
MULTILINE RETAIL (1.2%)
Kohl's Corp. *                                          80,0000       4,029,600
                                                                   ------------
MULTI-UTILITIES (1.2%)
MDU Resources Group, Inc.                               180,000       3,963,600
                                                                   ------------
OIL & GAS (5.1%)
Anadarko Petroleum Corp.                                 90,000       5,740,200
Consol Energy, Inc.                                      60,000       2,796,600
Occidental Petroleum Corp.                               55,000       4,308,700
Southwestern Energy Co. *                                85,000       3,644,800
                                                                   ------------
                                                                     16,490,300
                                                                   ------------
OIL COMPANY-EXPLORATION & PRODUCTION (1.1%)
PetroHawk Energy Corp. *                                154,543       3,450,945
                                                                   ------------
PERSONAL PRODUCTS (2.9%)
Alberto-Culver Co.                                      130,000       3,690,700
Estee Lauder Cos., Inc. (The), Class A                  105,000       5,514,600
                                                                   ------------
                                                                      9,205,300
                                                                   ------------
PHARMACEUTICALS (2.2%)
Johnson & Johnson                                       115,000       7,228,900
                                                                   ------------
ROAD & RAIL (1.5%)
Union Pacific Corp.                                      78,000       4,719,000
                                                                   ------------

                                    Continued

QUALITY GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
Broadcom Corp., Class A *                               160,000    $  4,275,200
Intel Corp.                                             400,000       7,760,000
Varian Semiconductor Equipment Associates, Inc. *       120,000       3,519,600
                                                                   ------------
                                                                     15,554,800
                                                                   ------------
SOFTWARE (6.4%)
Microsoft Corp.                                         465,000      13,103,700
Oracle Corp.                                            320,000       7,379,200
                                                                   ------------
                                                                     20,482,900
                                                                   ------------
SPECIALTY RETAIL (1.1%)
O'Reilly Automotive, Inc. *                              95,000       3,591,000
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.3%)
Nike, Inc., Class B                                      68,000       4,335,000
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (1.6%)
Fastenal Co. (c)                                        124,000       5,143,520
                                                                   ------------

TOTAL COMMON STOCKS                                                 302,194,487
                                                                   ------------
INVESTMENT COMPANIES (3.9%)
State Street Navigator Securities
   Lending Portfolio (f)                             12,513,352      12,513,352
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                           12,513,352
                                                                   ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                     ----------
ASSET-BACKED SECURITIES (0.0%)
MANUFACTURED HOUSING ABS OTHER (0.0%)
Green Tree Financial Corp.,
   Series 1995-4, Class M1, 7.60%,
   6/15/25 (a)                                       $  105,079         105,109
                                                                   ------------
OTHER ABS (0.0%)
Aerco, Ltd., Series 2A, Class A3,
   0.69%, 7/15/25 (a)(b)(e)                              64,780          35,305
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                           140,414
                                                                   ------------
CORPORATE BONDS (0.1%)
COMMERCIAL BANKS-CENTRAL U.S. (0.1%)
Bank One Capital III, 8.75%, 9/1/30                     165,792         189,086
                                                                   ------------

TOTAL CORPORATE BONDS                                                   189,086
                                                                   ------------
MORTGAGE-BACKED SECURITIES (0.2%)
WL COLLATERAL CMO OTHER (0.2%)
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 3.26%,
   7/25/35 (a)                                          113,136          63,180
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.81%, 2/25/35 (a)               211,270         193,033
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%, 8/25/19              447,412         450,068
                                                                   ------------
                                                                        706,281
                                                                   ------------
WL COLLATERAL CMO SEQUENTIAL (0.0%)
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                              116,840         106,763
                                                                   ------------
WL COLLATERAL SUPPORT (0.0%)
Bear Stearns Alt-A Trust, Series 2005-9,
   Class 21A2, 3.51%, 11/25/35 (a)                      110,809          20,926
                                                                   ------------

TOTAL MORTGAGE-BACKED SECURITIES                                        833,970
                                                                   ------------
U.S. GOVERNMENT AGENCIES (0.3%)
FANNIE MAE (0.2%)
5.50%, 4/25/37                                          260,151         262,694
6.00%, 8/25/33 (a)                                      263,895         255,789
                                                                   ------------
                                                                        518,483
                                                                   ------------
FREDDIE MAC (0.1%)
5.50%, 3/15/35                                          222,635         222,994
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.0%)
0.48%, 4/16/46, IO (a)(e)                             3,051,595          86,088
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                          827,565
                                                                   ------------

                                                       SHARES
                                                     ----------
INVESTMENTS IN AFFILIATES (5.8%)
Fifth Third Institutional Money Market Fund (d)      18,552,472      18,552,472
                                                                   ------------
TOTAL INVESTMENTS IN AFFILIATES                                      18,552,472
                                                                   ------------

TOTAL INVESTMENTS (COST $298,057,140) - 103.9%                      335,251,346

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.9)%                      (12,656,187)
                                                                   ------------
NET ASSETS - 100.0%                                                $322,595,159
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) Illiquid Securities.

(f) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
WL - Whole Loan

    See notes to schedules of investments and notes to financial statements.

                                                                 DIVIDEND GROWTH
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (99.2%)
AEROSPACE & DEFENSE (3.3%)
United Technologies Corp.                                 3,755    $    253,387
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.2%)
United Parcel Service, Inc., Class B                      1,534          88,619
                                                                   ------------
BEVERAGES (3.3%)
Diageo PLC ADR                                            1,389          93,327
PepsiCo, Inc.                                             2,696         160,735
                                                                   ------------
                                                                        254,062
                                                                   ------------
BIOTECHNOLOGY (0.9%)
Amgen, Inc. *(a)                                          1,224          71,580
                                                                   ------------
CAPITAL MARKETS (3.7%)
BlackRock, Inc. (a)                                         542         115,891
Invesco, Ltd. (a)                                         5,276         101,827
Lazard, Ltd., Class A                                     1,634          62,974
                                                                   ------------
                                                                        280,692
                                                                   ------------
CHEMICALS (4.6%)
Air Products & Chemicals, Inc. (a)                        1,794         136,272
Ecolab, Inc. (a)                                          2,615         114,799
Praxair, Inc. (a)                                         1,347         101,456
                                                                   ------------
                                                                        352,527
                                                                   ------------
COMMERCIAL BANKS (1.9%)
US Bancorp                                                5,646         141,602
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Cisco Systems, Inc. *                                     6,641         149,223
Qualcomm, Inc.                                            2,180          85,434
                                                                   ------------
                                                                        234,657
                                                                   ------------
COMPUTERS & PERIPHERALS (5.7%)
Apple, Inc. *                                             1,148         220,554
International Business Machines Corp.                     1,727         211,367
                                                                   ------------
                                                                        431,921
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.5%)
Fluor Corp.                                                 867          39,310
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America Corp.                                     4,400          66,792
CME Group, Inc. (a)                                         337          96,658
JPMorgan Chase & Co.                                      4,019         156,500
                                                                   ------------
                                                                        319,950
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T, Inc.                                                5,348         135,625
                                                                   ------------
ELECTRIC UTILITIES (0.8%)
FPL Group, Inc. (a)                                       1,293          63,047
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (1.6%)
Emerson Electric Co. (a)                                  2,819         117,101
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Schlumberger, Ltd.                                        1,379          87,511
                                                                   ------------
FOOD & STAPLES RETAILING (3.0%)
Walgreen Co. (a)                                          2,354          84,862
Wal-Mart Stores, Inc.                                     2,703         144,421
                                                                   ------------
                                                                        229,283
                                                                   ------------
FOOD PRODUCTS (1.1%)
JM Smucker Co. (The) (a)                                  1,413          84,879
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.8%)
Baxter International, Inc.                                2,319         133,551
Medtronic, Inc.                                           1,843          79,046
                                                                   ------------
                                                                        212,597
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (1.4%)
UnitedHealth Group, Inc.                                  3,283         108,339
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.3%)
McDonald's Corp. (a)                                      1,582          98,764
                                                                   ------------
HOUSEHOLD DURABLES (1.1%)
Snap-On, Inc. (a)                                         2,055          84,008
                                                                   ------------
HOUSEHOLD PRODUCTS (1.7%)
Procter & Gamble Co. (The) (a)                            2,123         130,671
                                                                   ------------
INSURANCE (2.3%)
MetLife, Inc. (a)                                         4,853         171,408
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.5%)
Google, Inc., Class A *                                     351         185,827
                                                                   ------------
IT SERVICES (1.0%)
Accenture PLC, Class A                                    1,862          76,323
                                                                   ------------
MACHINERY (2.8%)
Cummins, Inc. (a)                                         2,074          93,662
Illinois Tool Works, Inc. (a)                             2,711         118,172
                                                                   ------------
                                                                        211,834
                                                                   ------------
MEDIA (1.3%)
Walt Disney Co. (The) (a)                                 3,319          98,077
                                                                   ------------
METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.                        590          39,347
                                                                   ------------
MULTILINE RETAIL (1.3%)
Target Corp. (a)                                          1,862          95,465
                                                                   ------------
MULTI-UTILITIES (2.2%)
Wisconsin Energy Corp. (a)                                3,449         168,794
                                                                   ------------
OIL & GAS (9.9%)
Apache Corp.                                              1,651         163,069
Chevron Corp.                                             2,036         146,836
Exxon Mobil Corp.                                         1,813         116,812
Occidental Petroleum Corp.                                2,008         157,307
Range Resources Corp. (a)                                 1,372          63,112
XTO Energy, Inc. (a)                                      2,277         101,486
                                                                   ------------
                                                                        748,622
                                                                   ------------

                                    Continued

DIVIDEND GROWTH
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS (8.9%)
Abbott Laboratories                                       2,219    $    117,474
Johnson & Johnson (a)                                     3,609         226,862
Novartis AG ADR                                           1,838          98,388
Pfizer, Inc.                                              5,501         102,649
Teva Pharmaceutical Industries, Ltd. ADR                  2,270         128,754
                                                                   ------------
                                                                        674,127
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
HCP, Inc. (a)                                             1,496          42,412
                                                                   ------------
ROAD & RAIL (1.5%)
Canadian Pacific Railway, Ltd.                              822          38,634
CSX Corp. (a)                                             1,687          72,305
                                                                   ------------
                                                                        110,939
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Analog Devices, Inc.                                      3,233          87,162
Intel Corp.                                               5,241         101,675
Xilinx, Inc. (a)                                          5,328         125,634
                                                                   ------------
                                                                        314,471
                                                                   ------------
SOFTWARE (3.9%)
Microsoft Corp. (a)                                       7,732         217,888
Oracle Corp.                                              3,426          79,003
                                                                   ------------
                                                                        296,891
                                                                   ------------
SPECIALTY RETAIL (1.2%)
TJX Cos., Inc. (a)                                        2,422          92,060
                                                                   ------------

TEXTILES APPAREL & LUXURY GOODS (3.0%)
Nike, Inc., Class B (a)                                   1,610         102,637
VF Corp. (a)                                              1,764         127,061
                                                                   ------------
                                                                        229,698
                                                                   ------------
TOBACCO (1.1%)
Philip Morris International, Inc.                         1,891          86,060
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.9%)
WW Grainger, Inc. (c)                                       713          70,787
                                                                   ------------

TOTAL COMMON STOCKS                                                   7,533,274
                                                                   ------------
INVESTMENT COMPANIES (28.7%)
State Street Navigator Securities
   Lending Portfolio (c)                              2,179,925       2,179,925
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                            2,179,925
                                                                   ------------
INVESTMENTS IN AFFILIATES (0.8%)
Fifth Third Institutional Money Market Fund (b)          59,787          59,787
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                          59,787
                                                                   ------------

TOTAL INVESTMENTS (COST $8,715,634) - 128.7%                          9,772,986

LIABILITIES IN EXCESS OF OTHER ASSETS - (28.7)%                      (2,176,948)
                                                                   ------------
NET ASSETS - 100.0%                                                $  7,596,038
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

 *  Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - Amercian Depositary Receipt

At January 31, 2010, Dividend Growth's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------
Bermuda                                                               0.6%
Canada                                                                0.4%
Great Britain                                                         1.0%
Ireland                                                               0.8%
Israel                                                                1.3%
Switzerland                                                           1.0%
United States                                                        94.9%
                                                                    ------
TOTAL                                                               100.0%
                                                                    ======

    See notes to schedules of investments and notes to financial statements.

                                                                 MICRO CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (93.1%)
AUTO COMPONENTS (0.9%)
Motorcar Parts of America, Inc. *                        47,000    $    268,840
                                                                   ------------
CAPITAL MARKETS (4.9%)
Gladstone Capital Corp.                                  33,661         248,418
MVC Capital, Inc.                                        30,586         357,856
Penson Worldwide, Inc. *                                 34,981         294,540
Sanders Morris Harris Group, Inc.                        51,309         242,692
SWS Group, Inc.                                          33,404         400,848
                                                                   ------------
                                                                      1,544,354
                                                                   ------------
CHEMICALS (1.1%)
Quaker Chemical Corp.                                    19,600         342,804
                                                                   ------------
COMMERCIAL BANKS (8.9%)
Boston Private Financial Holdings, Inc. (a)              32,400         232,308
Center Bancorp, Inc.                                     27,962         231,525
Center Financial Corp. *                                 87,760         417,738
Independent Bank Corp.                                   16,082         374,711
MainSource Financial Group, Inc.                         19,978         110,079
Northrim BanCorp, Inc.                                   15,200         243,656
Pacific Continental Corp.                                32,355         328,403
Renasant Corp. (a)                                       21,490         308,382
Simmons First National Corp., Class A                    11,913         319,745
Southcoast Financial Corp. *                              8,938          27,261
Washington Trust Bancorp, Inc.                           13,165         224,990
                                                                   ------------
                                                                      2,818,798
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (5.3%)
Barrett Business Services, Inc.                          36,774         471,075
CBIZ, Inc. *(a)                                          45,155         327,374
Cornell Cos., Inc. *                                     14,100         296,100
Schawk, Inc.                                             22,903         294,991
Spherion Corp. *                                         49,900         281,436
                                                                   ------------
                                                                      1,670,976
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.3%)
Exfo Electro Optical Engineering, Inc. *                 78,700         399,796
                                                                   ------------
COMPUTERS & PERIPHERALS (0.3%)
ActivIdentity Corp. *                                    44,555         101,585
                                                                   ------------
DISTRIBUTORS (1.2%)
Audiovox Corp., Class A *                                55,808         371,123
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.1%)
Stewart Enterprises, Inc., Class A (a)                   66,500         337,155
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
NGP Capital Resources Co.                                36,210         276,644
                                                                   ------------
ELECTRIC-INTEGRATED (0.9%)
Pike Electric Corp. *                                    33,100         288,632
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.6%)
CTS Corp.                                                29,138         221,740
Electro Scientific Industries, Inc. *                    22,270         249,647
MTS Systems Corp.                                         9,600         247,008
OSI Systems, Inc. *                                       8,172         216,313
PAR Technology Corp. *                                   45,985         266,253
TTM Technologies, Inc. *                                 24,974         258,481
                                                                   ------------
                                                                      1,459,442
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (2.2%)
ION Geophysical Corp. *                                  83,000         394,250
Mitcham Industries, Inc. *                               41,900         310,060
                                                                   ------------
                                                                        704,310
                                                                   ------------
FOOD & STAPLES RETAILING (1.4%)
Nash Finch Co.                                           12,820         442,290
                                                                   ------------
FOOD PRODUCTS (3.1%)
B&G Foods, Inc., Class A                                 35,333         317,290
Inventure Group, Inc. (The) *                            91,400         222,102
Overhill Farms, Inc. *                                  101,828         449,061
                                                                   ------------
                                                                        988,453
                                                                   ------------
GAS-DISTRIBUTION (0.9%)
Chesapeake Utilities Corp.                                9,615         284,989
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (4.2%)
Angiodynamics, Inc. *                                    20,061         321,979
Greatbatch, Inc. *                                       11,750         230,888
Kensey Nash Corp. *                                       8,400         203,448
Medical Action Industries, Inc. *                        27,383         371,587
National Dentex Corp. *                                  22,001         182,828
                                                                   ------------
                                                                      1,310,730
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.0%)
American Dental Partners, Inc. *                         18,214         230,407
Cross Country Healthcare, Inc. *                         23,090         209,195
Res-Care, Inc. *                                         21,520         193,895
                                                                   ------------
                                                                        633,497
                                                                   ------------
HEALTHCARE TECHNOLOGY (1.1%)
Omnicell, Inc. *                                         28,400         340,232
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.1%)
Benihana, Inc., Class A *                                85,378         376,517
Frisch's Restaurants, Inc.                               12,246         293,292
                                                                   ------------
                                                                        669,809
                                                                   ------------
HOUSEHOLD PRODUCTS (1.5%)
Inter Parfums, Inc.                                      17,000         226,270
Prestige Brands Holdings, Inc. *                         33,300         258,741
                                                                   ------------
                                                                        485,011
                                                                   ------------
INSURANCE (4.1%)
American Equity Investment Life Holding Co.              26,700         195,978
Amerisafe, Inc. *                                        15,541         268,859
Meadowbrook Insurance Group, Inc.                        66,782         450,778
SeaBright Insurance Holdings, Inc. *                     37,372         380,447
                                                                   ------------
                                                                      1,296,062
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.0%)
Infospace, Inc. *                                        19,800         183,546
Perficient, Inc. *                                       47,000         456,370
                                                                   ------------
                                                                        639,916
                                                                   ------------

                                    Continued

MICRO CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
IT SERVICES (1.7%)
Ciber, Inc. *                                            65,487    $    211,523
Ness Technologies, Inc. *                                57,084         316,245
                                                                   ------------
                                                                        527,768
                                                                   ------------
MACHINERY (1.6%)
EnPro Industries, Inc. *                                 10,700         260,545
Flow International Corp. *                               73,000         248,930
                                                                   ------------
                                                                        509,475
                                                                   ------------
MARINE (0.7%)
StealthGas, Inc.                                         44,293         221,908
                                                                   ------------
MEDIA (0.8%)
Dolan Media Co. *                                        24,037         237,486
                                                                   ------------
OIL & GAS (1.5%)
Gulfport Energy Corp. *                                  45,500         470,470
                                                                   ------------
PAPER & FOREST PRODUCTS (0.9%)
Glatfelter                                               21,400         295,320
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (4.7%)
Cedar Shopping Centers, Inc.                             46,100         321,778
Hersha Hospitality Trust                                 89,081         324,255
MHI Hospitality Corp.                                   106,040         214,201
Monmouth Real Estate Investment Corp., Class A           59,071         441,851
U-Store-It Trust                                         27,460         190,023
                                                                   ------------
                                                                      1,492,108
                                                                   ------------
RETAIL-APPAREL/SHOE (0.6%)
Kenneth Cole Productions, Inc., Class A *                18,500         189,440
                                                                   ------------
RETAIL-CONVENIENCE STORE (1.1%)
Susser Holdings Corp. *                                  37,800         333,396
                                                                   ------------
ROAD & RAIL (4.2%)
Celadon Group, Inc. *                                    43,430         426,483
Marten Transport, Ltd. *                                 15,085         265,647
Saia, Inc. *                                             27,150         325,800
USA Truck, Inc. *                                        25,400         313,690
                                                                   ------------
                                                                      1,331,620
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.8%)
Applied Micro Circuits Corp. *                           29,290         214,696
AXT, Inc. *                                             115,400         334,660
IXYS Corp. *                                             44,648         310,750
Pericom Semiconductor Corp. *                            21,900         192,720
Photronics, Inc. *                                       56,400         217,140
Rudolph Technologies, Inc. *                             48,314         302,929
Ultratech, Inc. *                                        22,544         307,500
White Electronic Designs Corp. *                         55,767         278,835
                                                                   ------------
                                                                      2,159,230
                                                                   ------------
SOFTWARE (1.4%)
American Software, Inc., Class A                         53,300         292,084
THQ, Inc. *                                              31,100         156,744
                                                                   ------------
                                                                        448,828
                                                                   ------------
SPECIALTY RETAIL (2.6%)
Cache, Inc. *                                            59,600         250,320
Casual Male Retail Group, Inc. *                         90,898         254,514
Group 1 Automotive, Inc. *                                8,100         234,900
Stein Mart, Inc. *                                       11,864          93,726
                                                                   ------------
                                                                        833,460
                                                                   ------------
TELECOM SERVICES (0.7%)
Premiere Global Services, Inc. *                         13,700         113,984
USA Mobility, Inc.                                       11,800         122,602
                                                                   ------------
                                                                        236,586
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.6%)
Brown Shoe Co., Inc.                                     40,900         501,025
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (4.3%)
Berkshire Hills Bancorp, Inc.                            18,390         304,354
BofI Holding, Inc. *                                     34,750         412,482
United Western Bancorp, Inc.                             85,647         285,205
WSFS Financial Corp.                                     12,560         339,120
                                                                   ------------
                                                                      1,341,161
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (1.9%)
Aceto Corp.                                              62,734         331,236
DXP Enterprises, Inc. *                                  19,900         260,491
                                                                   ------------
                                                                        591,727
                                                                   ------------

TOTAL COMMON STOCKS                                                  29,396,456
                                                                   ------------
INVESTMENT COMPANIES (1.5%)
State Street Navigator Securities
   Lending Portfolio (c)                                478,559         478,559
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                              478,559
                                                                   ------------
INVESTMENTS IN AFFILIATES (7.3%)
Fifth Third Institutional Money Market Fund (b)       2,303,942       2,303,942
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       2,303,942
                                                                   ------------

TOTAL INVESTMENTS (COST $32,090,528) - 101.9%                        32,178,957

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%                         (587,730)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 31,591,227
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

    See notes to schedules of investments and notes to financial statements.

                                                                 SMALL CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (95.4%)
AEROSPACE & DEFENSE (6.4%)
AAR Corp. *                                              40,416    $    936,439
Ceradyne, Inc. *                                         41,887         818,472
Curtiss-Wright Corp.                                     31,444         960,929
Orbital Sciences Corp. *                                 66,497       1,051,317
                                                                   ------------
                                                                      3,767,157
                                                                   ------------
CAPITAL MARKETS (1.7%)
SWS Group, Inc.                                          81,418         977,016
                                                                   ------------
CHEMICALS (3.1%)
Innophos Holdings, Inc.                                  40,289         788,053
Olin Corp.                                               61,390       1,012,935
                                                                   ------------
                                                                      1,800,988
                                                                   ------------
COMMERCIAL BANKS (12.0%)
Community Bank System, Inc. (a)                          48,684       1,017,982
Glacier Bancorp, Inc.                                    64,931         931,111
Marshall & Ilsley Corp.                                  82,499         570,068
Old National Bancorp                                     79,761         960,322
Renasant Corp.                                           58,706         842,431
TCF Financial Corp.                                      58,107         850,687
United Bankshares, Inc.                                  36,258         902,824
Whitney Holding Corp.                                    77,320         960,314
                                                                   ------------
                                                                      7,035,739
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.2%)
Comtech Telecommunications Corp. *                       27,378         968,086
Harmonic, Inc. *                                        149,477         907,325
                                                                   ------------
                                                                      1,875,411
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.4%)
Stewart Enterprises, Inc., Class A                      166,331         843,298
                                                                   ------------
ELECTRIC (2.7%)
Black Hills Corp.                                        36,475         947,620
RRI Energy, Inc. *                                      123,650         612,068
                                                                   ------------
                                                                      1,559,688
                                                                   ------------
ELECTRIC UTILITIES (2.2%)
Cleco Corp.                                              35,394         917,412
Westar Energy, Inc.                                      17,947         382,810
                                                                   ------------
                                                                      1,300,222
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (2.9%)
EnerSys *                                                36,937         719,902
Polypore International, Inc. *                           71,937         966,114
                                                                   ------------
                                                                      1,686,016
                                                                   ------------
ELECTRIC-INTEGRATED (1.5%)
Pike Electric Corp. *                                   102,798         896,399
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
CTS Corp.                                                55,057         418,984
MTS Systems Corp.                                        29,163         750,364
                                                                   ------------
                                                                      1,169,348
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Oil States International, Inc. *                         19,979         736,026
                                                                   ------------
ENGINEERING/R&D SERVICES (1.4%)
Granite Construction, Inc.                               26,114         806,400
                                                                   ------------
FOOD (1.7%)
American Italian Pasta Co., Class A *                    28,697         983,159
                                                                   ------------
FOOD & STAPLES RETAILING (1.6%)
Nash Finch Co.                                           27,192         938,124
                                                                   ------------
FOOD PRODUCTS (2.8%)
Corn Products International, Inc.                        22,389         636,295
Fresh Del Monte Produce, Inc. *                          48,386         983,688
                                                                   ------------
                                                                      1,619,983
                                                                   ------------
GAS-DISTRIBUTION (1.5%)
Southern Union Co.                                       38,982         859,163
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.7%)
Conmed Corp. *                                           39,961         859,561
Wright Medical Group, Inc. *                             39,293         702,559
                                                                   ------------
                                                                      1,562,120
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.5%)
Bob Evans Farms, Inc.                                    32,307         901,688
                                                                   ------------
HOUSEHOLD PRODUCTS (1.5%)
Prestige Brands Holdings, Inc. *                        110,095         855,438
                                                                   ------------
INSURANCE (5.9%)
Endurance Specialty Holdings, Ltd.                       29,841       1,074,873
Meadowbrook Insurance Group, Inc.                       124,866         842,845
Platinum Underwriters Holdings, Ltd.                     21,605         783,397
SeaBright Insurance Holdings, Inc. *                     78,420         798,316
                                                                   ------------
                                                                      3,499,431
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.4%)
Earthlink, Inc.                                         103,571         839,961
                                                                   ------------
MACHINERY (3.0%)
Albany International Corp., Class A                      40,547         806,480
EnPro Industries, Inc. *                                 40,081         975,972
                                                                   ------------
                                                                      1,782,452
                                                                   ------------

MACHINERY-ELECTRICAL (1.3%)
Baldor Electric Co.                                      31,748         783,541
                                                                   ------------
METALS & MINING (2.5%)
Coeur d'Alene Mines Corp. *                              56,890         797,598
Schnitzer Steel Industries, Inc., Class A                16,514         668,817
                                                                   ------------
                                                                      1,466,415
                                                                   ------------
MULTI-UTILITIES (1.4%)
Vectren Corp.                                            36,328         845,716
                                                                   ------------
OIL & GAS (5.6%)
Holly Corp. (a)                                          34,764         907,340
Penn Virginia Corp.                                      34,975         848,843
Rosetta Resources, Inc. *                                38,969         801,203
Tsakos Energy Navigation, Ltd.                           44,629         719,866
                                                                   ------------
                                                                      3,277,252
                                                                   ------------

                                    Continued

SMALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
PAPER & FOREST PRODUCTS (1.7%)
Glatfelter                                               70,439    $    972,058
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (4.2%)
Brandywine Realty Trust                                  76,667         860,971
LaSalle Hotel Properties                                 41,486         835,943
U-Store-It Trust                                        111,435         771,130
                                                                   ------------
                                                                      2,468,044
                                                                   ------------
ROAD & RAIL (2.7%)
Marten Transport, Ltd. *                                 41,385         728,790
Werner Enterprises, Inc.                                 44,741         884,977
                                                                   ------------
                                                                      1,613,767
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Cabot Microelectronics Corp. *                           22,906         805,146
                                                                   ------------
SOFTWARE (1.4%)
THQ, Inc. *(a)                                          166,582         839,573
                                                                   ------------
SPECIALTY RETAIL (2.6%)
Group 1 Automotive, Inc. *                               20,190         585,510
Jo-Ann Stores, Inc. *                                    26,336         922,287
                                                                   ------------
                                                                      1,507,797
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.9%)
Brown Shoe Co., Inc.                                     90,487       1,108,466
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
NewAlliance Bancshares, Inc. (a)                         72,956         849,208
                                                                   ------------
TRANSPORT-MARINE (1.3%)
Alexander & Baldwin, Inc.                                23,687         756,800
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
MetroPCS Communications, Inc. *                          71,026         399,876
                                                                   ------------

TOTAL COMMON STOCKS                                                  55,988,886
                                                                   ------------
INVESTMENT COMPANIES (2.3%)
State Street Navigator Securities
  Lending Portfolio (c)                               1,356,260       1,356,260
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                            1,356,260
                                                                   ------------
INVESTMENTS IN AFFILIATES (4.7%)
Fifth Third Institutional Money
  Market Fund (b)                                     2,744,553       2,744,553
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       2,744,553
                                                                   ------------

TOTAL INVESTMENTS (COST $55,317,776) - 102.4%                        60,089,699

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%                       (1,421,258)
                                                                   ------------
NET ASSETS - 100.0%                                                $ 58,668,441
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

At January 31, 2010, Small Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------
Bermuda                                                               4.3%
Cayman Islands                                                        1.6%
United States                                                        94.1%
                                                                    ------
TOTAL                                                               100.0%
                                                                    ======

    See notes to schedules of investments and notes to financial statements.

                                                                   ALL CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (96.2%)
AEROSPACE & DEFENSE (3.0%)
AAR Corp. *                                              79,256    $  1,836,362
Ceradyne, Inc. *                                         17,850         348,789
General Dynamics Corp.                                    8,925         596,636
United Technologies Corp.                                17,850       1,204,518
                                                                   ------------
                                                                      3,986,305
                                                                   ------------
BEVERAGES (0.7%)
Coca-Cola Enterprises, Inc.                              47,303         955,048
                                                                   ------------
BIOTECHNOLOGY (1.9%)
Amgen, Inc. *                                            43,385       2,537,155
                                                                   ------------
CABLE TV (0.2%)
Time Warner Cable, Inc.                                   6,661         290,353
                                                                   ------------
CAPITAL MARKETS (2.4%)
Ameriprise Financial, Inc.                               35,999       1,376,602
Lazard, Ltd., Class A                                    17,850         687,939
Legg Mason, Inc.                                         43,555       1,122,848
                                                                   ------------
                                                                      3,187,389
                                                                   ------------
CHEMICALS (2.4%)
Dow Chemical Co. (The)                                   64,261       1,740,830
E.I. du Pont de Nemours & Co.                            26,776         873,165
Lubrizol Corp.                                            7,140         526,147
                                                                   ------------
                                                                      3,140,142
                                                                   ------------
COMMERCIAL BANKS (5.9%)
Keycorp                                                 201,709       1,448,270
Marshall & Ilsley Corp.                                 149,943       1,036,106
Old National Bancorp  (a)                                60,691         730,720
United Bankshares, Inc. (a)                              21,420         533,358
US Bancorp                                               48,196       1,208,756
Wells Fargo & Co.                                       103,339       2,937,928
                                                                   ------------
                                                                      7,895,138
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
Manpower, Inc.                                           14,280         739,561
Pitney Bowes, Inc.                                       42,841         896,234
                                                                   ------------
                                                                      1,635,795
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Symmetricom, Inc. *                                     142,803         728,295
                                                                   ------------
COMPUTERS & PERIPHERALS (1.1%)
Hewlett-Packard Co.                                      30,346       1,428,386
                                                                   ------------
CONSUMER FINANCE (0.8%)
Discover Financial Services                              80,327       1,098,873
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (5.0%)
Bank of America Corp.                                   158,868       2,411,616
JPMorgan Chase & Co.                                     91,394       3,558,882
NYSE Euronext                                            29,275         685,328
                                                                   ------------
                                                                      6,655,826
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T, Inc.                                               83,897       2,127,628
CenturyTel, Inc.                                         32,488       1,104,917
Qwest Communications International, Inc.                544,435       2,292,071
Verizon Communications, Inc.                             38,200       1,123,844
                                                                   ------------
                                                                      6,648,460
                                                                   ------------
ELECTRIC UTILITIES (4.3%)
American Electric Power Co., Inc.                        35,701       1,237,040
Duke Energy Corp.                                        39,271         649,149
Edison International                                     26,776         892,176
FirstEnergy Corp.                                        28,561       1,245,831
FPL Group, Inc.                                          17,850         870,366
Pepco Holdings, Inc.                                     49,981         820,688
                                                                   ------------
                                                                      5,715,250
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Avnet, Inc. *                                            17,850         471,954
Vishay Intertechnology, Inc. *                           53,551         403,775
                                                                   ------------
                                                                        875,729
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (7.4%)
Nabors Industries, Ltd. *                                94,964       2,117,697
National Oilwell Varco, Inc.                             40,249       1,646,184
Tidewater, Inc.                                          32,131       1,504,374
Transocean, Ltd. *                                       43,064       3,649,243
Weatherford International, Ltd. *                        58,192         912,451
                                                                   ------------
                                                                      9,829,949
                                                                   ------------
FOOD & STAPLES RETAILING (1.9%)
Safeway, Inc.                                            62,476       1,402,586
SUPERVALU, Inc.                                          78,541       1,155,338
                                                                   ------------
                                                                      2,557,924
                                                                   ------------
FOOD PRODUCTS (0.7%)
Tyson Foods, Inc., Class A                               64,261         888,087
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
Hologic, Inc. *                                          98,177       1,479,527
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.7%)
Omnicare, Inc.                                           25,883         647,075
UnitedHealth Group, Inc.                                 87,795       2,897,235
                                                                   ------------
                                                                      3,544,310
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.5%)
Carnival Corp. *                                         38,557       1,285,105
Darden Restaurants, Inc.                                 17,850         659,736
                                                                   ------------
                                                                      1,944,841
                                                                   ------------
HOUSEHOLD DURABLES (1.2%)
Snap-On, Inc.                                            16,065         656,737
Tupperware Brands Corp.                                  23,205         985,285
                                                                   ------------
                                                                      1,642,022
                                                                   ------------
INDUSTRIAL CONGLOMERATES (4.7%)
3M Co.                                                   17,850       1,436,747
General Electric Co.                                    259,901       4,179,208
Tyco International, Ltd.                                 18,921         670,371
                                                                   ------------
                                                                      6,286,326
                                                                   ------------

                                    Continued

ALL CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
INSURANCE (4.8%)
Allstate Corp. (The)                                     32,131    $    961,681
Hartford Financial Services Group, Inc.                  35,701         856,467
Meadowbrook Insurance Group, Inc.                        50,727         342,407
MetLife, Inc.                                            29,259       1,033,428
Prudential Financial, Inc.                               29,275       1,463,457
Reinsurance Group of America, Inc.                        8,992         438,090
Travelers Cos., Inc. (The)                               24,990       1,266,244
                                                                   ------------
                                                                      6,361,774
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                             39,271         774,424
                                                                   ------------
MACHINERY (2.2%)
Caterpillar, Inc.                                        32,583       1,702,136
EnPro Industries, Inc.  *(a)                             17,850         434,648
Joy Global, Inc.                                         18,207         832,788
                                                                   ------------
                                                                      2,969,572
                                                                   ------------
MACHINERY-ELECTRICAL (0.2%)
Baldor Electric Co. (a)                                  10,710         264,323
                                                                   ------------
MEDIA (1.6%)
Time Warner, Inc.                                        26,537         728,441
Viacom, Inc., Class B *                                  49,267       1,435,640
                                                                   ------------
                                                                      2,164,081
                                                                   ------------
METALS & MINING (2.8%)
Alcoa, Inc.                                             173,505       2,208,719
Coeur d'Alene Mines Corp.  *(a)                          68,226         956,528
Schnitzer Steel Industries, Inc., Class A                14,280         578,340
                                                                   ------------
                                                                      3,743,587
                                                                   ------------
MULTI-UTILITIES (0.9%)
PG&E Corp.                                               28,561       1,206,416
                                                                   ------------
OIL & GAS (8.7%)
Apache Corp.                                             29,323       2,896,233
Chevron Corp.                                            35,701       2,574,756
ConocoPhillips                                           57,121       2,741,808
Exxon Mobil Corp.                                        30,703       1,978,194
Holly Corp.                                              52,169       1,361,611
                                                                   ------------
                                                                     11,552,602
                                                                   ------------
PHARMACEUTICALS (6.9%)
Forest Laboratories, Inc. *                             101,346       3,003,895
Johnson & Johnson                                        26,776       1,683,139
Merck & Co., Inc.                                        84,489       3,225,790
Pfizer, Inc.                                             71,401       1,332,343
                                                                   ------------
                                                                      9,245,167
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.5%)
Annaly Capital Management, Inc.                          39,271         682,530
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Cabot Microelectronics Corp. *                           24,276         853,302
Intel Corp.                                              82,112       1,592,973
Teradyne, Inc.  *(a)                                     71,401         666,885
                                                                   ------------
                                                                      3,113,160
                                                                   ------------
SOFTWARE (3.7%)
Amdocs, Ltd. *                                           53,551       1,531,023
Cadence Design Systems, Inc. *                          107,102         622,263
Microsoft Corp.                                          67,831       1,911,477
THQ, Inc.  *(a)                                         169,578         854,673
                                                                   ------------
                                                                      4,919,436
                                                                   ------------
SPECIALTY RETAIL (1.0%)
American Eagle Outfitters, Inc.                          26,776         425,471
Best Buy Co., Inc.                                       26,419         968,256
                                                                   ------------
                                                                      1,393,727
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.4%)
Phillips-Van Heusen Corp.                                14,280         561,061
VF Corp.                                                 17,850       1,285,736
                                                                   ------------
                                                                      1,846,797
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (1.2%)
New York Community Bancorp, Inc.                        107,102       1,609,743
                                                                   ------------
TOBACCO (1.2%)
Altria Group, Inc.                                       78,541       1,559,824
                                                                   ------------

TOTAL COMMON STOCKS                                                 128,358,293
                                                                   ------------
INVESTMENT COMPANIES (2.6%)
State Street Navigator Securities
  Lending Portfolio (c)                               3,428,536       3,428,536
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                            3,428,536
                                                                   ------------
INVESTMENTS IN AFFILIATES (4.2%)
Fifth Third Institutional Money Market Fund (b)       5,631,128       5,631,128
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       5,631,128
                                                                   ------------

TOTAL INVESTMENTS (COST $130,928,249) - 103.0%                      137,417,957

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0)%                       (4,039,030)
                                                                   ------------
NET ASSETS - 100.0%                                                $133,378,927
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

* Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

At January 31, 2010, All Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------
Bermuda                                                               2.0%
Guernsey, C.I.                                                        1.1%
Switzerland                                                           3.8%
United States                                                        93.1%
                                                                    ------
TOTAL                                                               100.0%
                                                                    ======

    See notes to schedules of investments and notes to financial statements.

                                                     DISCIPLINED LARGE CAP VALUE
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (97.8%)
AEROSPACE & DEFENSE (3.6%)
General Dynamics Corp.                                   82,930    $  5,543,870
Northrop Grumman Corp.                                   53,503       3,028,270
United Technologies Corp.                                53,503       3,610,382
                                                                   ------------
                                                                     12,182,522
                                                                   ------------
BIOTECHNOLOGY (1.8%)
Amgen, Inc. *                                           104,331       6,101,277
                                                                   ------------
CAPITAL MARKETS (2.3%)
Ameriprise Financial, Inc.                              134,025       5,125,116
Morgan Stanley                                          100,586       2,693,693
                                                                   ------------
                                                                      7,818,809
                                                                   ------------
CHEMICALS (2.5%)
Dow Chemical Co. (The)                                  314,331       8,515,227
                                                                   ------------
COMMERCIAL BANKS (4.0%)
US Bancorp                                              200,636       5,031,951
Wells Fargo & Co.                                       298,547       8,487,691
                                                                   ------------
                                                                     13,519,642
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Pitney Bowes, Inc.                                      167,197       3,497,761
                                                                   ------------
COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard Co.                                     137,770       6,484,834
                                                                   ------------
CONSUMER FINANCE (1.2%)
Discover Financial Services                             294,267       4,025,573
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (5.1%)
Bank of America Corp.                                   535,031       8,121,771
JPMorgan Chase & Co.                                    235,949       9,187,854
                                                                   ------------
                                                                     17,309,625
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.3%)
CenturyTel, Inc.                                        123,592       4,203,364
Qwest Communications International, Inc.                960,380       4,043,200
Verizon Communications, Inc.                            331,719       9,759,173
                                                                   ------------
                                                                     18,005,737
                                                                   ------------
ELECTRIC UTILITIES (2.1%)
Edison International                                     86,942       2,896,908
FirstEnergy Corp.                                        94,968       4,142,504
                                                                   ------------
                                                                      7,039,412
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (4.9%)
National Oilwell Varco, Inc.                            147,133       6,017,740
Transocean, Ltd. *                                      124,395      10,541,232
                                                                   ------------
                                                                     16,558,972
                                                                   ------------
FOOD & STAPLES RETAILING (1.6%)
CVS Caremark Corp.                                       72,229       2,338,053
SUPERVALU, Inc. (a)                                     222,038       3,266,179
                                                                   ------------
                                                                      5,604,232
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.2%)
Stryker Corp.                                            80,255       4,166,840
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.8%)
UnitedHealth Group, Inc.                                291,592       9,622,536
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (3.0%)
Carnival Corp. *                                        167,197       5,572,676
Darden Restaurants, Inc.                                121,719       4,498,734
                                                                   ------------
                                                                     10,071,410
                                                                   ------------
HOUSEHOLD PRODUCTS (1.3%)
Energizer Holdings, Inc. *                               80,255       4,454,152
                                                                   ------------
INDUSTRIAL CONGLOMERATES (5.2%)
3M Co.                                                   46,815       3,768,139
General Electric Co.                                    526,203       8,461,344
Tyco International, Ltd.                                155,159       5,497,284
                                                                   ------------
                                                                     17,726,767
                                                                   ------------
INSURANCE (5.7%)
Allstate Corp. (The)                                    100,318       3,002,518
Prudential Financial, Inc.                              129,745       6,485,952
Reinsurance Group of America, Inc.                      101,121       4,926,615
Travelers Cos., Inc. (The)                              100,318       5,083,113
                                                                   ------------
                                                                     19,498,198
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.5%)
eBay, Inc. *                                             80,255       1,847,470
                                                                   ------------
IT SERVICES (0.7%)
SAIC, Inc. *                                            137,770       2,525,324
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                            104,331       2,057,407
                                                                   ------------
MACHINERY (1.4%)
Caterpillar, Inc.                                        88,280       4,611,747
                                                                   ------------
MEDIA (3.3%)
Time Warner, Inc.                                       189,401       5,199,057
Viacom, Inc., Class B *                                 200,636       5,846,533
                                                                   ------------
                                                                     11,045,590
                                                                   ------------
METALS & MINING (1.6%)
Alcoa, Inc.                                             428,025       5,448,758
                                                                   ------------
MULTI-UTILITIES (2.4%)
PG&E Corp.                                              191,497       8,088,833
                                                                   ------------
OIL & GAS (10.8%)
Apache Corp.                                            111,019      10,965,347
Chevron Corp.                                           179,235      12,926,428
ConocoPhillips                                          268,621      12,893,808
                                                                   ------------
                                                                     36,785,583
                                                                   ------------
PHARMACEUTICALS (7.9%)
Forest Laboratories, Inc. *                             300,955       8,920,306
Johnson & Johnson                                       124,395       7,819,470
Merck & Co., Inc.                                       261,459       9,982,505
                                                                   ------------
                                                                     26,722,281
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Annaly Capital Management, Inc.                         187,261       3,254,596
                                                                   ------------

                                    Continued

DISCIPLINED LARGE CAP VALUE
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Intel Corp.                                             243,439    $  4,722,717
                                                                   ------------
SOFTWARE (2.4%)
Amdocs, Ltd. *                                          172,547       4,933,119
Microsoft Corp.                                         117,707       3,316,983
                                                                   ------------
                                                                      8,250,102
                                                                   ------------
SPECIALTY RETAIL (1.5%)
Best Buy Co., Inc.                                      139,643       5,117,916
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (1.7%)
VF Corp.                                                 80,255       5,780,768
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (1.6%)
New York Community Bancorp, Inc.                        367,834       5,528,545
                                                                   ------------
TOBACCO (2.5%)
Altria Group, Inc.                                      430,700       8,553,702
                                                                   ------------
TOTAL COMMON STOCKS                                                 332,544,865
                                                                   ------------
INVESTMENT COMPANIES (0.2%)
State Street Navigator Securities
  Lending Portfolio (c)                                  676,322        676,322
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                              676,322
                                                                   ------------
INVESTMENTS IN AFFILIATES (4.0%)
Fifth Third Institutional Money Market Fund (b)      13,660,870      13,660,870
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                      13,660,870
                                                                   ------------

TOTAL INVESTMENTS (COST $314,745,749) - 102.0%                      346,882,057

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%                       (6,965,866)
                                                                   ------------

NET ASSETS - 100.0%                                                $339,916,191
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) Represents investments of cash collateral received in connection with securities lending.

At January 31, 2010, Disciplined Large Cap Value's investments were in the following countries:

COUNTRY
--------------------------------------------------------------------------
Guernsey, C.I.                                                        1.4%
Switzerland                                                           4.6%
United States                                                        94.0%
                                                                    ------
TOTAL                                                               100.0%
                                                                    ======

    See notes to schedules of investments and notes to financial statements.

                                                       STRUCTURED LARGE CAP PLUS
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (125.4%)
AEROSPACE & DEFENSE (4.3%)
Northrop Grumman Corp. (b)                               19,871    $  1,124,699
Raytheon Co. (b)                                         15,580         816,859
United Technologies Corp. (b)                            22,455       1,515,263
                                                                   ------------
                                                                      3,456,821
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service, Inc., Class B (b)                 13,925         804,447
                                                                   ------------
BEVERAGES (3.1%)
Coca-Cola Co. (The) (b)                                  19,764       1,072,197
PepsiCo, Inc. (b)                                        24,068       1,434,934
                                                                   ------------
                                                                      2,507,131
                                                                   ------------
BIOTECHNOLOGY (1.3%)
Biogen Idec, Inc. *(b)                                   19,758       1,061,795
                                                                   ------------
BUILDING PRODUCTS (0.6%)
Masco Corp. (b)                                          34,315         465,311
                                                                   ------------
CAPITAL MARKETS (3.4%)
BlackRock, Inc.                                           2,046         437,476
Franklin Resources, Inc.                                  8,770         889,716
Goldman Sachs Group, Inc. (The) (b)                       9,614       1,429,794
                                                                   ------------
                                                                      2,756,986
                                                                   ------------
CHEMICALS (1.6%)
Dow Chemical Co. (The) (b)                               10,242         277,456
E.I. du Pont de Nemours & Co. (b)                        10,511         342,764
Eastman Chemical Co. (b)                                  5,801         327,930
Ecolab, Inc.                                              4,493         197,243
PPG Industries, Inc. (b)                                  1,792         105,154
                                                                   ------------
                                                                      1,250,547
                                                                   ------------
COMMERCIAL BANKS (2.0%)
Comerica, Inc. (b)                                       22,111         763,051
M&T Bank Corp.                                            4,359         321,476
Wells Fargo & Co. (b)                                    19,130         543,866
                                                                   ------------
                                                                      1,628,393
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Avery Dennison Corp. (b)                                 22,978         747,015
RR Donnelley & Sons Co. (b)                              50,944       1,009,710
                                                                   ------------
                                                                      1,756,725
                                                                   ------------
COMMUNICATIONS EQUIPMENT (4.0%)
Cisco Systems, Inc. *(b)                                  3,192          71,724
Harris Corp. (b)                                         23,197         995,615
JDS Uniphase Corp. *                                     87,614         688,646
Qualcomm, Inc. (b)                                       37,812       1,481,853
                                                                   ------------
                                                                      3,237,838
                                                                   ------------
COMPUTERS & PERIPHERALS (6.3%)
Apple, Inc. *(b)                                          3,921         753,303
Dell, Inc. *(b)                                          78,335       1,010,522
International Business Machines Corp. (b)                18,765       2,296,648
Teradata Corp. *(b)                                      30,289         847,183
Western Digital Corp. *                                   4,657         176,919
                                                                   ------------
                                                                      5,084,575
                                                                   ------------

                                    Continued

                                                       STRUCTURED LARGE CAP PLUS
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
CONSUMER FINANCE (1.6%)
American Express Co.                                      8,947    $    336,944
Capital One Financial Corp. (b)                          25,032         922,680
                                                                   ------------
                                                                      1,259,624
                                                                   ------------
CONTAINERS & PACKAGING (0.4%)
Ball Corp. (b)                                            4,698         238,611
Bemis Co., Inc.                                           2,415          68,224
Sealed Air Corp.                                          2,370          47,021
                                                                   ------------
                                                                        353,856
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (1.2%)
H&R Block, Inc.                                          43,191         932,062
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.3%)
Bank of America Corp. (b)                               144,596       2,194,967
CME Group, Inc.                                           1,189         341,029
JPMorgan Chase & Co. (b)                                 16,247         632,658
NYSE Euronext                                            11,117         260,249
                                                                   ------------
                                                                      3,428,903
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
AT&T, Inc. (b)                                           66,005       1,673,887
CenturyTel, Inc. (b)                                      6,146         209,025
                                                                   ------------
                                                                      1,882,912
                                                                   ------------
ELECTRIC UTILITIES (2.1%)
FirstEnergy Corp.                                        20,333         886,926
Pinnacle West Capital Corp.                              22,821         817,448
                                                                   ------------
                                                                      1,704,374
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.                                     12,319         511,731
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Arrow Electronics, Inc. *                                13,907         365,337
Avnet, Inc. *                                            11,182         295,652
Flextronics International, Ltd. *                         6,488          41,134
Jabil Circuit, Inc. (b)                                  34,053         493,087
                                                                   ------------
                                                                      1,195,210
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (2.7%)
Halliburton Co. (b)                                      27,434         801,347
Nabors Industries, Ltd. *                                18,537         413,375
National Oilwell Varco, Inc.                             11,878         485,810
Rowan Cos., Inc. *(b)                                    21,701         466,138
                                                                   ------------
                                                                      2,166,670
                                                                   ------------
FOOD & STAPLES RETAILING (1.7%)
Safeway, Inc.                                            13,824         310,349
Walgreen Co.                                              4,209         151,735
Wal-Mart Stores, Inc. (b)                                17,201         919,049
                                                                   ------------
                                                                      1,381,133
                                                                   ------------
FOOD PRODUCTS (2.2%)
General Mills, Inc.                                      16,290       1,161,640
HJ Heinz Co. (b)                                         14,207         619,851
                                                                   ------------
                                                                      1,781,491
                                                                   ------------
GAS-DISTRIBUTION (1.3%)
AGL Resources, Inc.                                      12,612         445,078
Oneok, Inc.                                              14,039         592,305
                                                                   ------------
                                                                      1,037,383
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (2.1%)
Covidien PLC                                              8,346         420,221
Intuitive Surgical, Inc. *                                3,239       1,062,586
Medtronic, Inc.                                           4,559         195,536
                                                                   ------------
                                                                      1,678,343
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (4.0%)
Cardinal Health, Inc.                                    32,759       1,083,340
Humana, Inc. *                                            3,921         190,639
Medco Health Solutions, Inc. *(b)                        17,028       1,046,882
UnitedHealth Group, Inc. (b)                             10,238         337,854
WellPoint, Inc. *(b)                                      9,386         598,076
                                                                   ------------
                                                                      3,256,791
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (2.4%)
Starbucks Corp. *(b)                                     50,273       1,095,448
Wyndham Worldwide Corp. (b)                              38,126         800,265
                                                                   ------------
                                                                      1,895,713
                                                                   ------------
HOUSEHOLD DURABLES (1.2%)
Whirlpool Corp. (b)                                      12,840         965,311
                                                                   ------------
HOUSEHOLD PRODUCTS (2.0%)
Kimberly-Clark Corp. (b)                                 19,243       1,142,842
Procter & Gamble Co. (The) (b)                            8,174         503,110
                                                                   ------------
                                                                      1,645,952
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.1%)
AES Corp. (The) *(b)                                     23,374         295,214
Constellation Energy Group, Inc.                         17,797         574,487
                                                                   ------------
                                                                        869,701
                                                                   ------------
INDUSTRIAL CONGLOMERATES (3.4%)
3M Co. (b)                                               15,917       1,281,160
General Electric Co. (b)                                 91,414       1,469,937
                                                                   ------------
                                                                      2,751,097
                                                                   ------------
INSURANCE (3.5%)
Assurant, Inc.                                           16,176         508,412
Genworth Financial, Inc., Class A *                      36,483         504,925
Lincoln National Corp. (b)                               14,951         367,496
MetLife, Inc.                                            12,763         450,789
XL Capital, Ltd., Class A                                57,689         967,444
                                                                   ------------
                                                                      2,799,066
                                                                   ------------
INTERNET & CATALOG RETAIL (1.1%)
Expedia, Inc. *(b)                                       40,822         873,999
                                                                   ------------
INTERNET SOFTWARE & SERVICES (2.4%)
Google, Inc., Class A *(b)                                3,693       1,955,148
                                                                   ------------

                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
IT SERVICES (1.6%)
Computer Sciences Corp. *(b)                             20,055    $  1,028,822
Fidelity National Information Services, Inc. (b)         11,908         280,552
                                                                   ------------
                                                                      1,309,374
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (1.6%)
PerkinElmer, Inc. (b)                                    28,106         566,055
Thermo Fisher Scientific, Inc. *(b)                      16,243         749,614
                                                                   ------------
                                                                      1,315,669
                                                                   ------------
MACHINERY (4.0%)
Caterpillar, Inc. (b)                                    16,007         836,206
Dover Corp. (b)                                          24,587       1,054,291
Eaton Corp.                                              10,418         637,998
Illinois Tool Works, Inc. (b)                            10,621         462,969
ITT Corp. (b)                                             4,639         224,110
                                                                   ------------
                                                                      3,215,574
                                                                   ------------
MEDIA (3.6%)
Gannett Co., Inc.                                        26,973         435,614
News Corp., Class A                                      36,380         455,841
Scripps Networks Interactive, Inc., Class A (b)          17,475         746,183
Time Warner, Inc. (b)                                    46,084       1,265,006
                                                                   ------------
                                                                      2,902,644
                                                                   ------------
METALS & MINING (0.1%)
Reliance Steel & Aluminum Co.                             2,774         113,013
                                                                   ------------
MULTILINE RETAIL (1.5%)
Big Lots, Inc. *                                            129           3,665
Kohl's Corp. *(b)                                        13,997         705,029
Macy's, Inc. (b)                                          8,023         127,806
Sears Holdings Corp. *                                      926          86,377
Target Corp.                                              5,152         263,216
                                                                   ------------
                                                                      1,186,093
                                                                   ------------
MULTI-UTILITIES (1.8%)
Integrys Energy Group, Inc. (b)                          23,897       1,000,089
NiSource, Inc. (b)                                       29,670         422,798
                                                                   ------------
                                                                      1,422,887
                                                                   ------------
OIL & GAS (10.4%)
Anadarko Petroleum Corp. (b)                             16,018       1,021,628
Chevron Corp. (b)                                        15,395       1,110,287
ConocoPhillips (b)                                       29,839       1,432,272
EnCana Corp.                                             12,158         371,913
Exxon Mobil Corp. (b)                                    26,778       1,725,307
Marathon Oil Corp. (b)                                   20,406         608,303
Murphy Oil Corp. (b)                                      9,296         474,840
Occidental Petroleum Corp.                                7,351         575,877
Peabody Energy Corp.                                      5,214         230,407
Tesoro Corp. (b)                                         47,409         592,612
XTO Energy, Inc.                                          5,177         230,739
                                                                   ------------
                                                                      8,374,185
                                                                   ------------
OIL GAS & CONSUMABLE FUELS (1.2%)
Pioneer Natural Resources Co.                            22,628         995,179
                                                                   ------------
PAPER & FOREST PRODUCTS (1.2%)
International Paper Co.                                  27,696         634,516
MeadWestvaco Corp. (b)                                   15,359         369,691
                                                                   ------------
                                                                      1,004,207
                                                                   ------------
PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc. (The), Class A                    8,849         476,076
                                                                   ------------
PHARMACEUTICALS (7.5%)
Bristol-Myers Squibb Co. (b)                             54,621       1,330,567
Johnson & Johnson (b)                                     7,048         443,037
Mylan, Inc. *(b)                                         56,546       1,030,834
Pfizer, Inc. (b)                                        118,250       2,206,545
Watson Pharmaceuticals, Inc. *(b)                        26,432       1,014,196
                                                                   ------------
                                                                      6,025,179
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Host Hotels & Resorts, Inc. *                            14,840         157,304
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Intel Corp. (b)                                          94,134       1,826,200
Linear Technology Corp.                                  15,022         406,195
LSI Corp. *                                              28,092         140,179
                                                                   ------------
                                                                      2,372,574
                                                                   ------------
SOFTWARE (6.7%)
CA, Inc. (b)                                             47,119       1,038,503
Microsoft Corp. (b)                                      97,125       2,736,982
Oracle Corp.                                             21,766         501,924
Symantec Corp. *(b)                                      63,960       1,084,122
                                                                   ------------
                                                                      5,361,531
                                                                   ------------
SPECIALTY RETAIL (2.1%)
Abercrombie & Fitch Co., Class A                          9,556         301,396
Gap, Inc. (The) (b)                                      48,959         934,138
TJX Cos., Inc.                                           12,895         490,139
                                                                   ------------
                                                                      1,725,673
                                                                   ------------
TOBACCO (3.4%)
Philip Morris International, Inc. (b)                    36,712       1,670,763
Reynolds American, Inc. (b)                              19,606       1,043,039
                                                                   ------------
                                                                      2,713,802
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Sprint Nextel Corp. *                                    25,136          82,446
                                                                   ------------

TOTAL COMMON STOCKS                                                 101,090,449
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.7%)
Fifth Third Institutional Money Market Fund (a)       1,328,831       1,328,831
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       1,328,831
                                                                   ------------

TOTAL INVESTMENTS (COST $92,680,404) - 127.1%                       102,419,280
                                                                   ------------

SECURITIES SOLD SHORT (PROCEEDS $22,361,283) - (28.9)%              (23,261,952)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%                          1,443,069
                                                                   ------------

NET ASSETS - 100.0%                                                $ 80,600,397
                                                                   ============

    See notes to schedules of investments and notes to financial statements.

                                                       STRUCTURED LARGE CAP PLUS
                                               SCHEDULE OF SECURITIES SOLD SHORT
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (28.9)%
AEROSPACE & DEFENSE (0.8)%
Boeing Co. (The)                                         (9,776)   $   (592,426)
                                                                   ------------
AGRICULTURAL OPERATIONS (1.2)%
Bunge, Ltd.                                             (16,511)       (970,682)
                                                                   ------------
AIRLINES (0.8)%
Delta Air Lines, Inc. *                                 (54,378)       (665,043)
                                                                   ------------
AUTOMOBILES (0.1)%
Harley-Davidson, Inc.                                    (3,314)        (77,117)
                                                                   ------------
BEVERAGES (0.4)%
Constellation Brands, Inc., Class A *                   (20,364)       (327,453)
                                                                   ------------
BIOTECHNOLOGY (0.6)%
Cephalon, Inc. *                                          (900)         (57,456)
Vertex Pharmaceuticals, Inc. *                          (11,960)       (459,264)
                                                                   ------------
                                                                       (516,720)
                                                                   ------------
CAPITAL MARKETS (1.1)%
Northern Trust Corp.                                     (1,792)        (90,532)
SCANA Corp.                                             (22,782)       (811,267)
                                                                   ------------
                                                                       (901,799)
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (1.9)%
Dun & Bradstreet Corp.                                   (7,833)       (626,326)
Republic Services, Inc.                                 (33,263)       (891,116)
                                                                   ------------
                                                                     (1,517,442)
                                                                   ------------
COMPUTERS-INTEGRATED SYSTEM (0.8)%
Brocade Communications Systems, Inc. *                  (91,501)       (628,612)
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (0.3)%
Leucadia National Corp. *                               (12,382)       (276,490)
                                                                   ------------
ELECTRIC UTILITIES (1.2)%
Northeast Utilities                                     (37,550)       (950,766)
                                                                   ------------
ENERGY-ALTERNATE SOURCES (1.0)%
First Solar, Inc. *                                      (7,221)       (818,139)
                                                                   ------------
FINANCE-INVESTMENT BANKER/BROKER (0.3)%
Jefferies Group, Inc. *                                  (9,480)       (247,523)
                                                                   ------------
FOOD PRODUCTS (0.3)%
Tyson Foods, Inc., Class A                              (18,901)       (261,212)
                                                                   ------------
GAS-DISTRIBUTION (1.7)%
EQT Corp.                                               (21,396)       (941,852)
Questar Corp.                                           (10,678)       (442,923)
                                                                   ------------
                                                                     (1,384,775)
                                                                   ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1)%
St. Jude Medical, Inc. *                                (22,746)       (858,207)
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (0.9)%
DaVita, Inc. *                                          (11,836)       (715,249)
                                                                   ------------
HOTELS & MOTELS (1.0)%
Starwood Hotels & Resorts Worldwide, Inc.               (23,998)       (799,613)
                                                                   ------------
HOUSEHOLD DURABLES (0.5)%
Lennar Corp., Class A                                    (7,175)       (110,208)
Pulte Homes, Inc. *                                     (26,706)       (280,947)
                                                                   ------------
                                                                       (391,155)
                                                                   ------------
INDUSTRIAL CONGLOMERATES (0.1)%
McDermott International, Inc. *                          (3,119)        (73,671)
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.4)%
Yahoo!, Inc. *                                          (22,398)       (336,194)
                                                                   ------------
MACHINERY-FARM (1.0)%
Deere & Co.                                             (15,758)       (787,112)
                                                                   ------------
MACHINERY-GENERAL INDUSTRY (0.2)%
Manitowoc Co., Inc. (The)                               (12,808)       (146,523)
                                                                   ------------
MEDICAL INSTRUMENTS (1.2)%
Techne Corp.                                            (14,882)       (976,557)
                                                                   ------------
OIL & GAS (1.1)%
Denbury Resources, Inc. *                               (67,633)       (916,427)
                                                                   ------------
OIL COMPANY-EXPLORATION & PRODUCTION (1.0)%
EXCO Resources, Inc.                                    (12,074)       (211,778)
PetroHawk Energy Corp. *                                (11,991)       (267,759)
Plains Exploration & Production Co. *                    (8,262)       (287,187)
                                                                   ------------
                                                                       (766,724)
                                                                   ------------
PAPER & FOREST PRODUCTS (0.1)%
Weyerhaeuser Co.                                         (1,139)        (45,446)
                                                                   ------------
PHARMACEUTICALS (1.2)%
King Pharmaceuticals, Inc. *                            (79,332)       (952,777)
                                                                   ------------
PIPELINES (0.0)%
Kinder Morgan Management LLC *                              (11)           (604)
                                                                   ------------
PROPERTY/CASUALTY INSURANCE (0.0)%
Fidelity National Financial, Inc., Class A               (2,793)        (36,030)
                                                                   ------------
RETAIL-RESTAURANTS (0.8)%
Wendy's/Arby's Group, Inc., Class A                    (146,124)       (673,632)
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5)%
MEMC Electronic Materials, Inc. *                       (50,877)       (640,033)
Novellus Systems, Inc. *                                (28,415)       (593,873)
                                                                   ------------
                                                                     (1,233,906)
                                                                   ------------
SOFTWARE (2.4)%
Adobe Systems, Inc. *                                    (1,594)        (51,773)
Electronic Arts, Inc. *                                 (55,857)       (909,352)
McAfee, Inc. *                                          (24,965)       (941,181)
                                                                   ------------
                                                                     (1,902,306)
                                                                   ------------

                                    Continued

STRUCTURED LARGE CAP PLUS
SCHEDULE OF SECURITIES SOLD SHORT, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
TOBACCO (1.1)%
Lorillard, Inc.                                         (11,507)   $   (882,932)
                                                                   ------------
WIRELESS EQUIPMENT (0.7)%
SBA Communications Corp., Class A *                     (16,560)       (547,970)
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.1)%
MetroPCS Communications, Inc. *                         (13,949)        (82,718)
                                                                   ------------

TOTAL COMMON STOCKS                                                 (23,261,952)
                                                                   ------------
TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $22,361,283) - (28.9)%                                $(23,261,952)
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

(b) All or part of this security has been designated as collateral for short sales.

    See notes to schedules of investments and notes to financial statements.

                                                                    EQUITY INDEX
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS (98.2%)
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)                                         21,063    $  1,276,418
General Dynamics Corp.                                   11,112         742,837
Goodrich Corp.                                            3,628         224,610
Honeywell International, Inc.                            22,184         857,190
L-3 Communications Holdings, Inc.                         3,414         284,523
Lockheed Martin Corp.                                     9,366         697,954
Northrop Grumman Corp.                                    9,044         511,890
Precision Castparts Corp.                                 4,103         431,841
Raytheon Co.                                             11,269         590,834
Rockwell Collins, Inc.                                    4,639         246,748
United Technologies Corp.                                27,252       1,838,965
                                                                   ------------
                                                                      7,703,810
                                                                   ------------
AIR FREIGHT & LOGISTICS (1.0%)
CH Robinson Worldwide, Inc.                               4,770         270,125
Expeditors International of Washington, Inc.              6,220         212,102
FedEx Corp.                                               9,121         714,631
United Parcel Service, Inc., Class B                     28,960       1,673,019
                                                                   ------------
                                                                      2,869,877
                                                                   ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   21,700         245,861
                                                                   ------------
APPLICATION SOFTWARE (0.1%)
Red Hat, Inc. *                                           5,535         150,663
                                                                   ------------
AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) *                        7,084          94,501
Johnson Controls, Inc.                                   19,560         544,355
                                                                   ------------
                                                                        638,856
                                                                   ------------
AUTOMOBILES (0.4%)
Ford Motor Co. *                                         96,370       1,044,651
Harley-Davidson, Inc.                                     6,868         156,178
                                                                   ------------
                                                                      1,200,829
                                                                   ------------
BEVERAGES (2.5%)
Brown-Forman Corp., Class B                               3,219         165,199
Coca-Cola Co. (The)                                      67,446       3,658,946
Coca-Cola Enterprises, Inc.                               9,289         187,545
Constellation Brands, Inc., Class A *                     5,762          92,653
Molson Coors Brewing Co., Class B                         4,592         192,864
Pepsi Bottling Group, Inc.                                4,304         160,109
PepsiCo, Inc.                                            45,416       2,707,702
                                                                   ------------
                                                                      7,165,018
                                                                   ------------
BEVERAGES-NON ALCOHOLIC (0.1%)
Dr. Pepper Snapple Group, Inc.                            7,436         205,680
                                                                   ------------
BIOTECHNOLOGY (1.7%)
Amgen, Inc. *                                            29,447       1,722,061
Biogen Idec, Inc. *                                       8,453         454,264
Celgene Corp. *                                          13,276         753,811
Cephalon, Inc. *                                          2,163         138,086
Genzyme Corp. *                                           7,666         415,957
Gilead Sciences, Inc. *                                  26,311       1,270,032
                                                                   ------------
                                                                      4,754,211
                                                                   ------------

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
BUILDING PRODUCTS (0.1%)
Life Technologies Corp. *                                 5,117    $    254,366
Masco Corp.                                              10,525         142,719
                                                                   ------------
                                                                        397,085
                                                                   ------------
CABLE TV (0.2%)
Time Warner Cable, Inc.                                  10,321         449,892
                                                                   ------------
CAPITAL MARKETS (2.7%)
Ameriprise Financial, Inc.                                7,464         285,423
Bank of New York Mellon Corp. (The)                      35,018       1,018,674
Charles Schwab Corp. (The)                               27,508         503,121
E*Trade Financial Corp. *                                41,934          63,740
Federated Investors, Inc., Class B (a)                    2,622          66,546
Franklin Resources, Inc.                                  4,303         426,126
Goldman Sachs Group, Inc. (The)                          14,998       2,230,503
Invesco, Ltd.                                            12,593         243,045
Janus Capital Group, Inc.                                 5,256          64,176
Legg Mason, Inc. (a)                                      4,737         122,120
Morgan Stanley                                           39,595       1,060,354
Northern Trust Corp.                                      7,058         356,570
SCANA Corp.                                               3,064         109,109
State Street Corp.                                       14,463         620,173
T Rowe Price Group, Inc.                                  7,484         371,356
                                                                   ------------
                                                                      7,541,036
                                                                   ------------
CHEMICALS (1.9%)
Air Products & Chemicals, Inc.                            6,146         466,850
Airgas, Inc.                                              2,392         101,086
CF Industries Holdings, Inc.                              1,418         131,675
Dow Chemical Co. (The)                                   33,071         895,893
E.I. du Pont de Nemours & Co.                            26,142         852,491
Eastman Chemical Co.                                      2,128         120,296
Ecolab, Inc.                                              6,890         302,471
FMC Corp.                                                 2,129         108,451
International Flavors & Fragrances, Inc.                  2,305          91,670
Monsanto Co.                                             15,848       1,202,546
PPG Industries, Inc.                                      4,819         282,779
Praxair, Inc.                                             8,866         667,787
Sigma-Aldrich Corp.                                       3,576         171,112
                                                                   ------------
                                                                      5,395,107
                                                                   ------------
COAL (0.0%)
Massey Energy Co.                                         2,504          96,454
                                                                   ------------
COMMERCIAL BANKS (3.0%)
BB&T Corp.                                               19,929         555,421
Comerica, Inc.                                            4,427         152,776
First Horizon National Corp. *                            6,491          84,058
Huntington Bancshares, Inc.                              20,822          99,737
Keycorp                                                  25,331         181,877
M&T Bank Corp. (a)                                        2,396         176,705
Marshall & Ilsley Corp.                                  14,709         101,639
PNC Financial Services Group, Inc.                       13,483         747,363
Regions Financial Corp.                                  33,834         214,846
SunTrust Banks, Inc.                                     14,605         355,340
US Bancorp                                               55,591       1,394,222
Wells Fargo & Co.                                       148,948       4,234,592
Zions Bancorporation                                      3,646          69,165
                                                                   ------------
                                                                      8,367,741
                                                                   ------------
COMMERCIAL SERVICES (0.0%)
Quanta Services, Inc. *                                   6,261         114,075
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison Corp.                                      3,302         107,348
Cintas Corp.                                              3,849          96,649
Dun & Bradstreet Corp.                                    1,558         123,035
Equifax, Inc.                                             3,698         118,336
Iron Mountain, Inc. *                                     5,276         120,610
Monster Worldwide, Inc. *                                 3,692          57,558
Pitney Bowes, Inc.                                        6,046         126,482
Republic Services, Inc.                                   9,432         252,683
Robert Half International, Inc. (a)                       4,476         120,494
RR Donnelley & Sons Co.                                   6,012         119,158
Stericycle, Inc. *                                        2,487         131,637
                                                                   ------------
                                                                      1,373,990
                                                                   ------------
COMMERCIAL SERVICES-FINANCE (0.6%)
Mastercard, Inc., Class A                                 2,796         698,720
Visa, Inc., Class A                                      13,062       1,071,476
                                                                   ------------
                                                                      1,770,196
                                                                   ------------
COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems, Inc. *                                   167,445       3,762,489
Corning, Inc.                                            44,902         811,828
Harris Corp.                                              3,878         166,444
JDS Uniphase Corp. *                                      6,458          50,760
Juniper Networks, Inc. *                                 15,325         380,520
Motorola, Inc. *                                         67,151         412,979
Qualcomm, Inc.                                           48,736       1,909,964
Tellabs, Inc. *                                          11,593          74,543
                                                                   ------------
                                                                      7,569,527
                                                                   ------------
COMPUTERS & PERIPHERALS (5.5%)
Apple, Inc. *                                            26,211       5,035,657
Dell, Inc. *                                             50,192         647,477
EMC Corp. *                                              59,639         994,182
Hewlett-Packard Co.                                      68,959       3,245,900
International Business Machines Corp.                    38,241       4,680,316
Lexmark International, Inc., Class A *                    2,287          58,982
NetApp, Inc. *                                            9,688         282,212
QLogic Corp. *                                            3,481          59,838
SanDisk Corp. *                                           6,645         168,916
Teradata Corp. *                                          5,059         141,500
Western Digital Corp. *                                   6,521         247,733
                                                                   ------------
                                                                     15,562,713
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                               5,268         238,851
Jacobs Engineering Group, Inc. *                          3,616         136,649
                                                                   ------------
                                                                        375,500
                                                                   ------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                      3,570         157,758
                                                                   ------------
CONSUMER FINANCE (0.7%)
American Express Co.                                     34,502       1,299,345
Capital One Financial Corp.                              12,941         477,005
Discover Financial Services                              15,691         214,653
SLM Corp. *                                              13,694         144,198
                                                                   ------------
                                                                      2,135,201
                                                                   ------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                2,753    $    139,825
Bemis Co., Inc.                                           3,153          88,473
Owens-Illinois, Inc. *                                    4,930         134,195
Pactiv Corp. *                                            3,865          87,156
Sealed Air Corp.                                          4,646          92,177
                                                                   ------------
                                                                        541,826
                                                                   ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                         4,671         176,003
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A *                             3,702         224,304
DeVry, Inc.                                               1,804         110,152
H&R Block, Inc.                                           9,950         214,124
                                                                   ------------
                                                                        548,580
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America Corp. (c)                               289,072       4,388,113
Citigroup, Inc. (c)                                     568,577       1,887,676
CME Group, Inc.                                           1,944         557,578
IntercontinentalExchange, Inc. *                          2,133         203,659
JPMorgan Chase & Co.                                    114,816       4,470,935
Leucadia National Corp. *                                 5,310         118,572
Moody's Corp. (a)                                         5,592         154,283
NASDAQ OMX Group, Inc. (The) *                            4,026          72,428
NYSE Euronext                                             7,616         178,291
                                                                   ------------
                                                                     12,031,535
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.6%)
AT&T, Inc. (c)                                          171,839       4,357,837
CenturyTel, Inc.                                          8,680         295,207
Frontier Communications Corp. (a)                         9,150          69,631
Qwest Communications International, Inc.                 43,334         182,436
Verizon Communications, Inc.                             82,490       2,426,856
Windstream Corp. (a)                                     12,794         131,906
                                                                   ------------
                                                                      7,463,873
                                                                   ------------
ELECTRIC UTILITIES (2.0%)
Allegheny Energy, Inc.                                    4,962         103,954
American Electric Power Co., Inc.                        13,966         483,922
Duke Energy Corp.                                        37,703         623,231
Edison International                                      9,544         318,006
Entergy Corp.                                             5,543         422,986
Exelon Corp.                                             19,297         880,329
FirstEnergy Corp.                                         8,929         389,483
FPL Group, Inc.                                          12,033         586,729
Northeast Utilities                                       5,130         129,892
Pepco Holdings, Inc.                                      6,444         105,810
Pinnacle West Capital Corp.                               2,961         106,063
PPL Corp.                                                11,015         324,832
Progress Energy, Inc.                                     8,174         318,541
Southern Co.                                             23,262         744,384
                                                                   ------------
                                                                      5,538,162
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
Emerson Electric Co.                                     21,746         903,329
Rockwell Automation, Inc.                                 4,155         200,437
Roper Industries, Inc. (a)                                2,650         132,712
                                                                   ------------
                                                                      1,236,478
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. *                             10,058         281,926
Amphenol Corp., Class A                                   5,018         199,917
FLIR Systems, Inc. *                                      4,401         130,181
Jabil Circuit, Inc. *                                     5,340          77,323
Molex, Inc.                                               4,061          81,870
                                                                   ------------
                                                                        771,217
                                                                   ------------
ENERGY-ALTERNATE SOURCES (0.1%)
First Solar, Inc. *(a)                                    1,407         159,413
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes, Inc. (a)                                    9,075         410,916
BJ Services Co.                                           8,556         176,853
Cameron International Corp. *                             7,002         263,695
Diamond Offshore Drilling, Inc. (a)                       2,036         186,355
FMC Technologies, Inc. *                                  3,620         192,476
Halliburton Co.                                          26,279         767,610
Nabors Industries, Ltd. *                                 8,291         184,889
National Oilwell Varco, Inc.                             12,249         500,984
Rowan Cos., Inc. *                                        3,312          71,142
Schlumberger, Ltd.                                       34,868       2,212,723
Smith International, Inc.                                 7,135         216,333
                                                                   ------------
                                                                      5,183,976
                                                                   ------------
FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale Corp.                                   12,714         730,165
CVS Caremark Corp.                                       41,086       1,329,954
Kroger Co. (The)                                         18,551         397,548
Safeway, Inc.                                            11,904         267,245
SUPERVALU, Inc.                                           6,198          91,172
SYSCO Corp.                                              17,280         483,667
Walgreen Co.                                             28,746       1,036,293
Wal-Mart Stores, Inc.                                    62,139       3,320,087
Whole Foods Market, Inc. *(a)                             4,114         111,983
                                                                   ------------
                                                                      7,768,114
                                                                   ------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                               18,806         563,616
Campbell Soup Co.                                         5,504         182,237
ConAgra Foods, Inc.                                      12,605         286,638
Dean Foods Co. *                                          5,185          91,412
General Mills, Inc.                                       9,454         674,165
Hershey Co. (The)                                         4,855         176,868
HJ Heinz Co.                                              9,216         402,094
Hormel Foods Corp.                                        2,045          79,141
JM Smucker Co. (The)                                      3,469         208,383
Kellogg Co.                                               7,396         402,490
Kraft Foods, Inc., Class A                               43,141       1,193,280
McCormick & Co., Inc. (a)                                 3,817         138,557
Sara Lee Corp.                                           20,377         247,377
Tyson Foods, Inc., Class A                                8,848         122,279
                                                                   ------------
                                                                      4,768,537
                                                                   ------------
GAS-DISTRIBUTION (0.2%)
EQT Corp.                                                 3,834         168,773
Nicor, Inc.                                               1,324          53,648
Questar Corp.                                             5,099         211,507
                                                                   ------------
                                                                        433,928
                                                                   ------------

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
HEALTHCARE EQUIPMENT & SUPPLIES (2.0%)
Baxter International, Inc.                               17,535    $  1,009,841
Becton Dickinson & Co.                                    6,866         517,490
Boston Scientific Corp. *                                44,127         380,816
CR Bard, Inc.                                             2,772         229,771
DENTSPLY International, Inc.                              4,351         145,889
Hospira, Inc. *                                           4,701         238,059
Intuitive Surgical, Inc. *                                1,109         363,819
Medtronic, Inc.                                          32,326       1,386,462
St. Jude Medical, Inc. *                                  9,773         368,735
Stryker Corp.                                             8,248         428,236
Varian Medical Systems, Inc. *                            3,672         184,665
Zimmer Holdings, Inc. *                                   6,107         343,946
                                                                   ------------
                                                                      5,597,729
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES (2.2%)
Aetna, Inc.                                              12,692         380,379
AmerisourceBergen Corp.                                   8,407         229,175
Cardinal Health, Inc.                                    10,547         348,789
CIGNA Corp.                                               7,990         269,823
Coventry Health Care, Inc. *                              4,348          99,482
DaVita, Inc. *                                            3,029         181,013
Express Scripts, Inc. *                                   7,949         666,603
Humana, Inc. *                                            4,969         241,593
Laboratory Corp. of America Holdings *                    3,020         214,722
McKesson Corp.                                            7,762         456,561
Medco Health Solutions, Inc. *                           13,800         848,424
Patterson Cos., Inc. *                                    2,679          76,512
Quest Diagnostics, Inc.                                   4,425         246,340
Tenet Healthcare Corp. *                                 12,231          67,760
UnitedHealth Group, Inc.                                 33,861       1,117,413
WellPoint, Inc. *                                        13,399         853,784
                                                                   ------------
                                                                      6,298,373
                                                                   ------------
HEALTHCARE TECHNOLOGY (0.0%)
IMS Health, Inc.                                          5,324         115,211
                                                                   ------------
HOTELS & MOTELS (0.1%)
Starwood Hotels & Resorts Worldwide, Inc.                 5,468         182,194
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.4%)
Carnival Corp. *                                         12,834         427,757
Darden Restaurants, Inc.                                  4,017         148,468
International Game Technology                             8,679         159,173
Marriott International, Inc., Class A (a)                 7,370         193,315
McDonald's Corp.                                         31,442       1,962,924
Starbucks Corp. *                                        21,557         469,727
Wyndham Worldwide Corp.                                   5,216         109,484
Wynn Resorts, Ltd.                                        1,983         122,708
Yum! Brands, Inc.                                        13,521         462,554
                                                                   ------------
                                                                      4,056,110
                                                                   ------------
HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                                      1,761         113,866
DR Horton, Inc. (a)                                       8,076          95,216
Fortune Brands, Inc.                                      4,400         182,908
Harman International Industries, Inc.                     2,031          72,202
Leggett & Platt, Inc.                                     4,024          73,478
Lennar Corp., Class A                                     4,517          69,381
Newell Rubbermaid, Inc.                                   8,132         110,351
Pulte Homes, Inc. *(a)                                    9,237          97,173
Snap-On, Inc.                                             1,687          68,965
Stanley Works (The)                                       2,316         118,695
Whirlpool Corp.                                           2,163         162,615
                                                                   ------------
                                                                      1,164,850
                                                                   ------------
HOUSEHOLD PRODUCTS (2.6%)
Clorox Co.                                                4,073         240,999
Colgate-Palmolive Co.                                    14,488       1,159,475
Kimberly-Clark Corp.                                     12,133         720,579
Procter & Gamble Co. (The)                               84,988       5,231,011
                                                                   ------------
                                                                      7,352,064
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES Corp. (The) *                                        19,528         246,638
Constellation Energy Group, Inc.                          5,835         188,354
NRG Energy, Inc. *                                        7,463         179,933
                                                                   ------------
                                                                        614,925
                                                                   ------------
INDUSTRIAL CONGLOMERATES (2.4%)
3M Co.                                                   20,639       1,661,233
General Electric Co. (c)                                310,197       4,987,968
Textron, Inc. (a)                                         7,874         153,779
                                                                   ------------
                                                                      6,802,980
                                                                   ------------
INSURANCE (2.5%)
Aflac, Inc.                                              13,693         663,152
Allstate Corp. (The)                                     15,712         470,260
American International Group, Inc. *(a)                   3,941          95,491
AON Corp.                                                 8,108         315,401
Assurant, Inc.                                            3,449         108,402
Chubb Corp.                                               9,854         492,700
Cincinnati Financial Corp. (a)                            4,762         125,669
Genworth Financial, Inc., Class A *                      14,071         194,743
Hartford Financial Services Group, Inc.                  11,256         270,032
Lincoln National Corp.                                    8,673         213,182
Loews Corp.                                              10,581         378,482
Marsh & McLennan Cos., Inc.                              15,306         329,997
MetLife, Inc.                                            23,701         837,119
Principal Financial Group, Inc.                           9,100         209,755
Progressive Corp. (The)                                  19,284         319,729
Prudential Financial, Inc.                               13,558         677,765
Torchmark Corp.                                           2,424         108,838
Travelers Cos., Inc. (The)                               15,984         809,909
Unum Group                                                9,704         189,907
XL Capital, Ltd., Class A                                10,021         168,052
                                                                   ------------
                                                                      6,978,585
                                                                   ------------
INTERNET & CATALOG RETAIL (0.6%)
Amazon.com, Inc. *                                        9,712       1,217,982
Expedia, Inc. *                                           6,163         131,950
priceline.com, Inc. *(a)                                  1,286         251,220
                                                                   ------------
                                                                      1,601,152
                                                                   ------------

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
INTERNET SOFTWARE & SERVICES (1.9%)
Akamai Technologies, Inc.  *(a)                           5,063    $    125,056
eBay, Inc. *                                             32,753         753,974
Google, Inc., Class A *                                   7,012       3,712,293
VeriSign, Inc. *                                          5,649         129,419
Yahoo!, Inc. *                                           34,847         523,053
                                                                   ------------
                                                                      5,243,795
                                                                   ------------
IT SERVICES (0.9%)
Affiliated Computer Services, Inc., Class A *             2,859         175,886
Automatic Data Processing, Inc.                          14,694         599,368
Cognizant Technology Solutions Corp., Class A *           8,557         373,599
Computer Sciences Corp. *                                 4,438         227,669
Fidelity National Information Services, Inc.              9,576         225,610
Fiserv, Inc. *                                            4,317         194,438
Paychex, Inc. (a)                                         9,407         272,709
SAIC, Inc. *                                              8,896         163,064
Total System Services, Inc.                               5,775          82,640
Western Union Co. (The)                                  19,946         369,799
                                                                   ------------
                                                                      2,684,782
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co. *                                       7,856          47,529
Hasbro, Inc.                                              3,646         111,385
Mattel, Inc.                                             10,502         207,100
                                                                   ------------
                                                                        366,014
                                                                   ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Millipore Corp. *                                         1,624         112,007
PerkinElmer, Inc.                                         3,415          68,778
Thermo Fisher Scientific, Inc. *                         11,930         550,569
Waters Corp. *                                            2,824         160,912
                                                                   ------------
                                                                        892,266
                                                                   ------------
MACHINERY (1.6%)
Caterpillar, Inc.                                        18,108         945,962
Cummins, Inc.                                             5,912         266,986
Danaher Corp.                                             7,623         543,901
Deere & Co.                                              12,174         608,091
Dover Corp.                                               5,449         233,653
Eaton Corp.                                               4,851         297,075
Flowserve Corp.                                           1,641         147,969
Illinois Tool Works, Inc.                                11,262         490,910
ITT Corp.                                                 5,331         257,541
PACCAR, Inc.                                             10,639         383,323
Pall Corp.                                                3,455         119,094
Parker Hannifin Corp.                                     4,702         262,889
                                                                   ------------
                                                                      4,557,394
                                                                   ------------
MEDIA (2.6%)
CBS Corp., Class B                                       19,904         257,359
Comcast Corp., Class A                                   83,074       1,315,061
DIRECTV, Class A *                                       27,812         844,094
Gannett Co., Inc. (a)                                     6,809         109,965
Interpublic Group of Cos., Inc. *                        14,013          90,524
McGraw-Hill Cos., Inc. (The)                              9,213         326,601
Meredith Corp.                                            1,054          32,653
New York Times Co. (The), Class A *                       3,416          44,135
News Corp., Class A                                      65,597         827,178
Omnicom Group, Inc.                                       9,105         321,407
Scripps Networks Interactive, Inc., Class A               2,650         113,155
Time Warner, Inc.                                        34,017         933,767
Viacom, Inc., Class B *                                  17,764         517,643
Walt Disney Co. (The)                                    55,988       1,654,445
Washington Post Co. (The), Class B                          176          76,493
                                                                   ------------
                                                                      7,464,480
                                                                   ------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS (0.0%)
CareFusion Corp. *                                        5,273         135,780
                                                                   ------------
METALS & MINING (1.0%)
AK Steel Holding Corp.                                    3,201          65,108
Alcoa, Inc.                                              28,539         363,301
Allegheny Technologies, Inc.                              2,871         117,280
Cliffs Natural Resources, Inc.                            3,747         149,693
Freeport-McMoRan Copper & Gold, Inc.                     12,443         829,824
Newmont Mining Corp.                                     14,337         614,484
Nucor Corp.                                               9,205         375,564
Titanium Metals Corp. *                                   2,493          28,994
United States Steel Corp.                                 4,199         186,561
                                                                   ------------
                                                                      2,730,809
                                                                   ------------
MULTILINE RETAIL (0.9%)
Big Lots, Inc. *                                          2,419          68,724
Family Dollar Stores, Inc.                                4,108         126,855
JC Penney Co., Inc.                                       6,908         171,526
Kohl's Corp. *                                            8,946         450,610
Macy's, Inc.                                             12,319         196,242
Nordstrom, Inc.                                           4,690         161,992
Sears Holdings Corp. *(a)                                 1,415         131,991
Target Corp.                                             21,810       1,118,199
                                                                   ------------
                                                                      2,426,139
                                                                   ------------
MULTI-UTILITIES (1.3%)
Ameren Corp.                                              6,679         170,648
CenterPoint Energy, Inc.                                 11,109         154,971
CMS Energy Corp. (a)                                      6,644         100,789
Consolidated Edison, Inc.                                 8,038         351,582
Dominion Resources, Inc.                                 17,282         647,384
DTE Energy Co.                                            4,800         201,792
Integrys Energy Group, Inc. (a)                           2,239          93,702
NiSource, Inc. (a)                                        8,044         114,627
PG&E Corp.                                               10,790         455,770
Public Service Enterprise Group, Inc.                    14,822         453,405
Sempra Energy                                             7,156         363,167
TECO Energy, Inc.                                         6,236          97,095
Wisconsin Energy Corp.                                    3,425         167,620
Xcel Energy, Inc.                                        13,348         277,371
                                                                   ------------
                                                                      3,649,923
                                                                   ------------
NON-HAZARDOUS WASTE DISPOSAL (0.2%)
Waste Management, Inc.                                   14,065         450,783
                                                                   ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                          25,332         220,895
                                                                   ------------

                                    Continued

                                                                    EQUITY INDEX
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
OIL & GAS (9.3%)
Anadarko Petroleum Corp.                                 14,327    $    913,776
Apache Corp.                                              9,704         958,464
Cabot Oil & Gas Corp.                                     3,036         116,188
Chesapeake Energy Corp.                                  18,717         463,807
Chevron Corp.                                            58,378       4,210,221
ConocoPhillips                                           43,164       2,071,872
Consol Energy, Inc.                                       5,291         246,614
Denbury Resources, Inc. *                                 7,290          98,780
Devon Energy Corp.                                       12,849         859,727
El Paso Corp.                                            20,534         208,420
EOG Resources, Inc.                                       7,331         662,869
Exxon Mobil Corp. (c)                                   138,148       8,900,876
Hess Corp.                                                8,529         492,891
Marathon Oil Corp.                                       20,733         618,051
Murphy Oil Corp.                                          5,589         285,486
Noble Energy, Inc.                                        5,078         375,467
Occidental Petroleum Corp.                               23,604       1,849,137
Peabody Energy Corp.                                      7,832         329,884
Range Resources Corp.                                     4,586         210,956
Southwestern Energy Co. *                                10,066         431,630
Spectra Energy Corp.                                     18,893         401,476
Sunoco, Inc.                                              3,424          85,908
Tesoro Corp.                                              4,053          50,662
Valero Energy Corp.                                      16,296         300,172
Williams Cos., Inc. (The)                                16,993         354,134
XTO Energy, Inc.                                         16,982         756,888
                                                                   ------------
                                                                     26,254,356
                                                                   ------------
OIL GAS & CONSUMABLE FUELS (0.1%)
Pioneer Natural Resources Co.                             3,339         146,849
                                                                   ------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                  12,660         290,040
MeadWestvaco Corp.                                        5,012         120,639
Weyerhaeuser Co.                                          6,191         247,021
                                                                   ------------
                                                                        657,700
                                                                   ------------
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      12,505         376,901
Estee Lauder Cos., Inc. (The), Class A                    3,399         178,515
                                                                   ------------
                                                                        555,416
                                                                   ------------
PHARMACEUTICALS (6.7%)
Abbott Laboratories                                      45,034       2,384,100
Allergan, Inc.                                            9,008         517,960
Bristol-Myers Squibb Co.                                 49,980       1,217,513
Eli Lilly & Co.                                          29,299       1,031,325
Forest Laboratories, Inc. *                               8,835         261,869
Johnson & Johnson                                        80,263       5,045,332
King Pharmaceuticals, Inc. *                              7,264          87,241
Mead Johnson Nutrition Co.                                5,940         268,666
Merck & Co., Inc.                                        88,933       3,395,462
Mylan, Inc. *(a)                                          8,936         162,903
Pfizer, Inc.                                            234,621       4,378,028
Watson Pharmaceuticals, Inc. *                            3,088         118,487
                                                                   ------------
                                                                     18,868,886
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co., Class A            3,430          52,685
AvalonBay Communities, Inc.                               2,340         179,267
Boston Properties, Inc.                                   4,057         263,178
Equity Residential                                        8,022         257,105
HCP, Inc.                                                 8,435         239,132
Health Care REIT, Inc.                                    3,490         150,070
Host Hotels & Resorts, Inc. *                            18,637         197,552
Kimco Realty Corp.                                       11,885         149,989
Plum Creek Timber Co., Inc. (a)                           4,769         172,495
ProLogis                                                 13,827         174,220
Public Storage                                            3,964         313,869
Simon Property Group, Inc. (a)                            8,396         604,512
Ventas, Inc.                                              4,585         193,487
Vornado Realty Trust                                      4,525         292,677
                                                                   ------------
                                                                      3,240,238
                                                                   ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc., Class A *                   7,885          96,986
                                                                   ------------
ROAD & RAIL (1.0%)
Burlington Northern Santa Fe Corp.                        7,648         762,735
CSX Corp.                                                11,467         491,476
Norfolk Southern Corp.                                   10,752         505,989
Ryder System, Inc.                                        1,637          59,587
Union Pacific Corp.                                      14,591         882,755
                                                                   ------------
                                                                      2,702,542
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. *                           16,420         122,493
Altera Corp.                                              8,595         183,245
Analog Devices, Inc.                                      8,531         229,996
Applied Materials, Inc.                                  39,048         475,605
Broadcom Corp., Class A *                                12,521         334,561
Intel Corp.                                             160,661       3,116,824
Kla-Tencor Corp.                                          4,976         140,323
Linear Technology Corp. (a)                               6,511         169,937
LSI Corp. *                                              19,007          94,845
MEMC Electronic Materials, Inc. *                         6,547          82,361
Microchip Technology, Inc. (a)                            5,357         138,264
Micron Technology, Inc. *                                24,803         216,282
National Semiconductor Corp.                              6,860          90,964
Novellus Systems, Inc. *                                  2,861          59,795
Nvidia Corp. *                                           16,000         246,240
Teradyne, Inc. *(a)                                       5,071          47,363
Texas Instruments, Inc.                                  36,332         817,470
Xilinx, Inc.                                              8,071         190,314
                                                                   ------------
                                                                      6,756,882
                                                                   ------------
SOFTWARE (4.1%)
Adobe Systems, Inc. *                                    15,035         485,630
Autodesk, Inc. *                                          6,691         159,179
BMC Software, Inc. *                                      5,417         209,313
CA, Inc.                                                 11,551         254,584
Citrix Systems, Inc. *                                    5,301         220,257
Compuware Corp. *                                         7,088          53,798
Electronic Arts, Inc. *                                   9,460         154,009
Intuit, Inc. *                                            9,085         269,007
McAfee, Inc. *                                            4,551         171,573
Microsoft Corp. (c)                                     224,953       6,339,175
Novell, Inc. *                                           10,112          45,201
Oracle Corp.                                            113,958       2,627,871

                                    Continued

EQUITY INDEX
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
COMMON STOCKS, CONTINUED
SOFTWARE, CONTINUED
Salesforce.com, Inc. *                                    3,111    $    197,704
Symantec Corp. *                                         23,304         395,003
                                                                   ------------
                                                                     11,582,304
                                                                   ------------
SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co., Class A                          2,574          81,184
AutoNation, Inc. *(a)                                     2,548          45,864
AutoZone, Inc. *                                            862         133,636
Bed Bath & Beyond, Inc. *                                 7,606         294,352
Best Buy Co., Inc.                                        9,999         366,463
GameStop Corp., Class A *(a)                              4,822          95,331
Gap, Inc. (The)                                          14,059         268,246
Home Depot, Inc.                                         49,689       1,391,789
Limited Brands, Inc.                                      7,912         150,486
Lowe's Cos., Inc.                                        42,771         925,992
Office Depot, Inc. *                                      8,047          45,707
O'Reilly Automotive, Inc. *                               3,974         150,217
RadioShack Corp.                                          3,665          71,541
Ross Stores, Inc.                                         3,625         166,496
Sherwin-Williams Co. (The)                                2,881         182,511
Staples, Inc.                                            20,954         491,581
Tiffany & Co.                                             3,634         147,577
TJX Cos., Inc.                                           12,096         459,769
                                                                   ------------
                                                                      5,468,742
                                                                   ------------
TEXTILES APPAREL & LUXURY GOODS (0.5%)
Coach, Inc.                                               9,303         324,489
Nike, Inc., Class B                                      11,350         723,562
Polo Ralph Lauren Corp.                                   1,656         135,792
VF Corp.                                                  2,592         186,702
                                                                   ------------
                                                                      1,370,545
                                                                   ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Hudson City Bancorp, Inc.                                13,926         184,798
People's United Financial, Inc.                          10,202         164,966
                                                                   ------------
                                                                        349,764
                                                                   ------------
TOBACCO (1.5%)
Altria Group, Inc.                                       60,567       1,202,861
Lorillard, Inc.                                           4,631         350,567
Philip Morris International, Inc.                        55,454       2,523,711
Reynolds American, Inc.                                   4,950         263,340
                                                                   ------------
                                                                      4,340,479
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co. (a)                                          3,785         157,002
WW Grainger, Inc.                                         1,823         180,987
                                                                   ------------
                                                                        337,989
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp., Class A *                          11,669         495,349
MetroPCS Communications, Inc.  *(a)                       7,420          41,775
Sprint Nextel Corp. *                                    87,120         285,753
                                                                   ------------
                                                                        822,877
                                                                   ------------

TOTAL COMMON STOCKS                                                 278,002,510
                                                                   ------------
INVESTMENT COMPANIES (1.9%)
State Street Navigator Securities
  Lending Portfolio (d)                               5,251,649       5,251,649
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                            5,251,649
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.7%)
COMMERCIAL BANKS (0.1%)
Fifth Third Bancorp                                      23,288         289,703
                                                                   ------------
FIFTH THIRD FUNDS (1.6%)
Fifth Third Institutional Money
  Market Fund (b)                                     4,660,109       4,660,109
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       4,949,812
                                                                   ------------

TOTAL INVESTMENTS (COST $157,600,702) - 101.8%                      288,203,971

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%                       (5,165,888)
                                                                   ------------

NET ASSETS - 100.0%                                                $283,038,083
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for futures contracts.

(d) Represents investments of cash collateral received in connection with securities lending.

    See notes to schedules of investments and notes to financial statements.

                                                            INTERNATIONAL EQUITY
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
FOREIGN STOCKS (c) (98.2%)
AUSTRALIA (8.3%)
Australia & New Zealand Banking Group, Ltd.             124,370    $  2,378,900
BHP Billiton, Ltd.                                      111,230       3,855,074
Coca-Cola Amatil, Ltd.                                  252,801       2,439,094
Commonwealth Bank of Australia                           64,544       3,024,879
Computershare, Ltd.                                      26,167         267,696
Energy Resources of Australia, Ltd. (a)                  33,870         626,290
Macquaire Group, Ltd.                                     4,616         203,379
MAP Group                                               482,244       1,180,938
National Australia Bank, Ltd.                            65,310       1,515,804
Orica, Ltd.                                              17,801         378,582
Rio Tinto, Ltd. (a)                                      14,000         835,802
Suncorp-Metway, Ltd.                                     63,700         499,029
Wesfarmers, Ltd.                                         51,701       1,255,539
Westpac Banking Corp.                                    78,239       1,643,840
Woolworths, Ltd.                                         28,581         652,644
WorleyParsons, Ltd.                                       7,475         155,282
                                                                   ------------
                                                                     20,912,772
                                                                   ------------
AUSTRIA (0.4%)
Raiffeisen International Bank
  Holding AG (a)                                         19,940         985,850
                                                                   ------------
BELGIUM (0.0%)
Delhaize Group SA                                           729          57,103
                                                                   ------------
CYPRUS (0.1%)
Bank of Cyprus Public Co., Ltd.                          42,620         268,891
                                                                   ------------
DENMARK (1.9%)
Carlsberg AS, Class B                                    14,623       1,084,287
H Lundbeck AS                                            33,064         616,961
Novo Nordisk AS, Class B                                 47,357       3,205,297
                                                                   ------------
                                                                      4,906,545
                                                                   ------------
FINLAND (1.4%)
Kesko Oyj, Class B                                       21,534         692,167
Metso Oyj                                                   201           6,684
Nokia Oyj                                               112,685       1,555,481
Pohjola Bank PLC, Class A                                70,962         727,544
Sampo Oyj, Class A                                       18,942         459,119
                                                                   ------------
                                                                      3,440,995
                                                                   ------------
FRANCE (9.6%)
Alcatel-Lucent *                                         20,119          67,439
BNP Paribas                                              14,759       1,057,221
Bouygues SA                                              44,148       2,180,868
Casino Guichard Perrachon SA                             11,610         956,168
CNP Assurances                                           10,687         945,170
Compagnie de Saint-Gobain (a)                             6,839         328,592
Credit Agricole SA                                      140,387       2,191,003
Danone                                                   12,058         690,771
France Telecom SA                                        24,434         561,808
Legrand SA                                               28,180         812,956
M6-Metropole Television                                  40,107       1,064,438
Neopost SA                                                3,521         280,819
Peugeot SA *                                              8,921         287,823
PPR                                                       2,268         276,171
Renault SA *                                             17,040         804,060
Sanofi-Aventis SA (d)                                    42,512       3,136,327
Schneider Electric SA                                    11,033       1,133,933
SCOR SE                                                  57,445       1,329,176
Suez Environnement Co.                                    6,061         137,701
Technip SA                                                1,154          78,043
Total SA (d)                                             31,527       1,831,194
Vallourec SA                                             17,065       2,943,758
Vinci SA (a)                                             20,710       1,103,355
                                                                   ------------
                                                                     24,198,794
                                                                   ------------
GERMANY (8.2%)
Allianz SE                                               22,074       2,443,582
BASF SE                                                  55,784       3,162,995
Commerzbank AG  *(a)                                     27,267         210,508
Daimler AG                                                7,772         358,157
Deutsche Lufthansa AG                                    29,336         469,889
Deutsche Telekom AG (d)                                 264,919       3,429,543
E.ON AG                                                  32,878       1,207,170
Hannover Rueckversicherung AG *                          13,695         633,119
HeidelbergCement AG                                      44,740       2,695,270
Henkel AG & Co., KGaA                                    25,790       1,129,632
Infineon Technologies AG *                               42,918         236,711
Metro AG                                                  1,732          94,967
RWE AG                                                   34,277       3,037,740
SAP AG                                                   12,086         551,664
Suedzucker AG                                            32,920         759,586
TUI AG *                                                 22,305         206,730
United Internet AG *                                     10,806         159,467
                                                                   ------------
                                                                     20,786,730
                                                                   ------------
GREAT BRITAIN (20.0%)
Anglo American PLC *                                     15,273         554,168
AstraZeneca PLC (d)                                      69,108       3,212,991
Barclays PLC                                            621,693       2,662,462
BHP Billiton PLC                                        116,088       3,409,663
BP PLC (d)                                              618,568       5,789,086
British American Tobacco PLC                             88,945       2,932,626
BT Group PLC                                            666,531       1,462,812
Drax Group PLC                                          273,108       1,791,504
Eurasian Natural Resources Corp.                         42,049         601,597
Fresnillo PLC                                            72,980         772,459
GlaxoSmithKline PLC                                      90,853       1,768,708
Home Retail Group PLC                                   634,003       2,573,091
HSBC Holdings PLC                                       430,209       4,610,865
ICAP PLC                                                299,186       1,756,911
Intercontinental Hotels Group PLC                        18,090         258,501
International Power PLC                                 142,262         725,438
Investec PLC                                            173,494       1,169,038
Man Group PLC                                           110,262         416,362
Marks & Spencer Group PLC                               427,747       2,378,266
National Grid PLC                                        74,991         754,904
Rio Tinto PLC                                            27,000       1,295,551
Royal Dutch Shell PLC, Class A                          160,336       4,423,995
Smith & Nephew PLC                                       28,753         289,270
Standard Chartered PLC                                   52,042       1,189,734
Tullow Oil PLC                                            5,042          92,299
Unilever PLC                                             16,382         499,630
Vodafone Group PLC                                      940,458       2,020,387
Whitbread PLC                                            19,131         426,488
Xstrata PLC *                                            39,712         649,412
                                                                   ------------
                                                                     50,488,218
                                                                   ------------
                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
FOREIGN STOCKS, CONTINUED
HONG KONG (1.6%)
ASM Pacific Technology, Ltd.                             26,400    $    217,791
Cathay Pacific Airways, Ltd. *                          192,000         313,990
Hang Seng Bank, Ltd.                                         80           1,118
Hong Kong Aircraft Engineering Co., Ltd.                 10,000         126,927
Hutchison Whampoa, Ltd.                                  86,000         584,837
New World Development, Ltd.                           1,070,000       1,756,775
NWS Holdings, Ltd.                                      104,000         169,519
Sino Land Co., Ltd.                                     356,000         590,473
Wheelock & Co., Ltd.                                     84,201         219,468
                                                                   ------------
                                                                      3,980,898
                                                                   ------------
IRELAND (0.4%)
Kerry Group PLC, Class A                                 32,147         947,529
                                                                   ------------
ITALY (4.0%)
Banca Popolare di Milano Scarl                          299,986       1,941,543
Enel SpA                                                504,726       2,725,966
ENI SpA (d)                                             134,022       3,121,594
Intesa Sanpaolo SpA                                      75,798         222,168
Mediaset SpA                                            229,291       1,736,268
Snam Rete Gas SpA                                        66,276         311,488
                                                                   ------------
                                                                     10,059,027
                                                                   ------------
JAPAN (22.5%)
Aeon Co., Ltd. (a)                                      172,000       1,714,980
Aeon Credit Service Co., Ltd. (a)                        35,000         362,121
Aisin Seiki Co., Ltd.                                     6,218         163,827
Ajinomoto Co., Inc.                                      42,000         397,488
Asahi Glass Co., Ltd. (a)                               114,000       1,143,237
Astellas Pharma, Inc.                                    15,600         575,060
Brother Industries, Ltd.                                  6,000          65,175
Canon, Inc.                                              39,399       1,541,971
Chiba Bank, Ltd. (The) (a)                               35,000         210,695
Chubu Electric Power Co., Inc.                           76,300       1,937,993
Citizen Holdings Co., Ltd.                               34,100         224,919
Coca-Cola West Co., Ltd. (a)                              7,600         127,529
Dai Nippon Printing Co., Ltd. (a)                       153,000       2,111,318
Daicel Chemical Industries, Ltd.                        164,000         981,962
Dainippon Sumitomo Pharma Co., Ltd.                      35,200         376,721
Daiwa House Industry Co., Ltd.                          144,000       1,515,225
Denso Corp.                                               6,200         181,878
East Japan Railway Co.                                      800          53,707
Electric Power Development Co., Ltd.                      2,600          75,677
Elpida Memory, Inc. *                                     2,000          35,020
Fuji Media Holdings, Inc.                                 1,306       1,968,962
FUJIFILM Holdings Corp.                                  83,300       2,668,108
Gunma Bank, Ltd. (The)                                   92,000         473,339
Honda Motor Co., Ltd.                                    53,000       1,798,291
Idemitsu Kosan Co., Ltd.                                  7,500         479,971
Japan Petroleum Exploration Co.                           2,700         126,892
JFE Holdings, Inc.                                       29,200       1,013,634
Kaneka Corp.                                            115,000         743,535
Kinden Corp.                                             17,000         153,448
Konica Minolta Holdings, Inc.                             3,000          30,534
Kuraray Co., Ltd.                                        39,000         453,259
Kyocera Corp.                                             3,700         342,848
Kyushu Electric Power Co., Inc.                          83,100       1,801,563
Mazda Motor Corp. *                                     208,000         560,720
Meiji Holdings Co., Ltd. *                               20,500         771,857
Mitsubishi Corp.                                         25,400         610,647
Mitsubishi UFJ Financial Group, Inc.                    170,462         877,061
Mitsubishi UFJ Lease & Finance Co., Ltd.                 23,234         802,572
Mitsui & Co., Ltd.                                       41,800         610,917
Mitsui Chemicals, Inc.                                   83,000         222,315
Mitsui Sumitomo Insurance Group Holdings, Inc.           25,500         639,550
Mizuho Financial Group, Inc.                             61,900         119,248
Murata Manufacturing Co., Ltd.                           20,100       1,104,689
Nippon Electric Glass Co., Ltd.                          10,000         141,212
Nippon Express Co., Ltd.                                308,000       1,296,016
Nippon Meat Packers, Inc.                                16,000         201,873
Nippon Mining Holdings, Inc.                             31,000         133,258
Nippon Paper Group, Inc.                                 55,100       1,435,525
Nippon Steel Corp.                                       35,000         126,624
Nippon Telegraph & Telephone Corp.                       11,000         464,629
Nissan Motor Co., Ltd. *                                192,032       1,552,853
Nisshin Seifun Group, Inc.                               51,000         681,838
Nomura Holdings, Inc.                                    34,300         256,696
NSK, Ltd.                                                11,000          79,410
NTN Corp. (a)                                           301,000       1,296,855
NTT DoCoMo, Inc.                                            530         792,180
ORIX Corp. (a)                                            1,660         124,289
Panasonic Corp. (a)                                       9,500         149,448
Resona Holdings, Inc.                                    12,200         151,851
Ricoh Co., Ltd.                                           4,500          64,105
Santen Pharmaceutical Co., Ltd.                           6,700         210,808
Sekisui Chemical Co., Ltd.                               39,000         263,817
Sharp Corp. (a)                                          77,000         918,411
Showa Denko KK                                          518,000       1,054,324
Softbank Corp.                                           35,300         898,644
Sojitz Corp.                                             21,900          40,242
Sony Corp.                                              108,600       3,616,196
Sumitomo Corp. (a)                                       75,100         843,609
Sumitomo Mitsui Financial Group, Inc. (a)                31,000       1,001,704
Takeda Pharmaceutical Co., Ltd.                          20,700         910,001
TDK Corp.                                                 8,000         514,908
Tokyo Electric Power Co., Inc. (The)                     42,000       1,132,775
Tokyo Tatemono Co., Ltd.                                 17,000          67,370
Tokyu Land Corp. (a)                                     15,000          56,614
Toppan Printing Co., Ltd. (a)                           164,000       1,427,016
Tosoh Corp.                                             128,077         328,557
Toyota Motor Corp. (d)                                   44,500       1,706,545
Toyota Tsusho Corp.                                       5,900          89,567
West Japan Railway Co.                                      202         696,640
                                                                   ------------
                                                                     56,896,873
                                                                   ------------
LUXEMBOURG (0.2%)
ArcelorMittal                                             3,852         147,404
Tenaris SA                                               17,911         395,339
                                                                   ------------
                                                                        542,743
                                                                   ------------
NETHERLANDS (1.8%)
Fugro NV                                                 45,738       2,702,598
Koninklijke DSM NV                                        6,489         300,720
Koninklijke Philips Electronics NV                       43,307       1,309,102
Unilever NV                                               7,181         220,440
                                                                   ------------
                                                                      4,532,860
                                                                   ------------
                                    Continued

                                                            INTERNATIONAL EQUITY
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SHARES         VALUE
                                                     ----------    ------------
FOREIGN STOCKS, CONTINUED
NORWAY (1.4%)
DnB NOR ASA *                                            84,089    $    957,103
Statoil ASA                                             119,299       2,669,870
                                                                   ------------
                                                                      3,626,973
                                                                   ------------
SINGAPORE (1.7%)
Golden Agri-Resources, Ltd. *                           697,000         255,399
Jardine Cycle & Carriage, Ltd.                           30,194         540,072
Keppel Corp., Ltd.                                      378,000       2,235,628
Noble Group, Ltd.                                       303,000         614,453
SembCorp Industries, Ltd.                               276,000         682,539
                                                                   ------------
                                                                      4,328,091
                                                                   ------------
SPAIN (4.7%)
Banco Bilbao Vizcaya Argentaria SA (a)                   78,811       1,197,351
Banco Popular Espanol SA (a)                            303,495       2,311,038
Banco Santander SA (a)                                  273,774       3,857,324
Telefonica SA (d)                                       183,304       4,402,958
                                                                   ------------
                                                                     11,768,671
                                                                   ------------
SWEDEN (1.5%)
Electrolux AB, Series B *                                25,925         614,717
Svenska Cellulosa AB, Class B                            49,963         675,695
Svenska Handelsbanken AB, Class A                        84,869       2,223,604
Tele2 AB, Class B                                        29,387         413,245
                                                                   ------------
                                                                      3,927,261
                                                                   ------------
SWITZERLAND (8.5%)
Adecco SA                                                31,605       1,708,222
Baloise Holding AG                                       16,029       1,333,390
Credit Suisse Group AG                                   70,399       3,051,478
Geberit AG                                               10,737       1,890,088
Holcim, Ltd. *                                           20,732       1,427,443
Nestle SA (d)                                            99,437       4,705,314
Novartis AG                                              84,706       4,536,869
Roche Holding AG                                          1,090         183,061
Schindler Holding AG                                     13,628       1,009,135
Swisscom AG                                               2,761       1,004,281
Zurich Financial Services AG                              2,621         555,386
                                                                   ------------
                                                                     21,404,667
                                                                   ------------

TOTAL FOREIGN STOCKS                                                248,061,491
                                                                   ------------
INVESTMENT COMPANIES (6.9%)
UNITED STATES (6.9%)
iShares MSCI EAFE Index Fund (a)                         24,100       1,264,768
State Street Navigator Securities
  Lending Portfolio (e)                              16,279,634      16,279,634
                                                                   ------------
                                                                     17,544,402
                                                                   ------------

TOTAL INVESTMENT COMPANIES                                           17,544,402
                                                                   ------------
RIGHTS (0.0%)
JAPAN (0.0%)
Dowa Holdings Co., Ltd. *                                28,000              --
                                                                   ------------

TOTAL RIGHTS                                                                 --
                                                                   ------------
INVESTMENTS IN AFFILIATES (1.0%)
UNITED STATES (1.0%)
Fifth Third Institutional Money
  Market Fund (b)                                     2,573,753    $  2,573,753
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                       2,573,753
                                                                   ------------

TOTAL INVESTMENTS (COST $261,115,932) - 106.1%                      268,179,646

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.1)%                      (15,491,714)
                                                                   ------------

NET ASSETS - 100.0%                                                $252,687,932
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) All or part of this security was on loan.

(b) Investment is in Institutional Shares of underlying fund.

(c) The Fund's securities were fair valued at January 31, 2010 using procedures approved by the Board of Trustees.

(d) All or part of this security has been designated as collateral for futures contracts.

(e) Represents investments of cash collateral received in connection with securities lending.

AT JANUARY 31, 2010, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS, AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS:

Agricultural Operations                                                    0.1%
Airlines                                                                   0.3%
Airport Development/Maintenance                                            0.5%
Appliances                                                                 0.2%
Audio/Video Products                                                       1.5%
Auto/Truck Parts & Equipment-Original                                      0.1%
Auto-Cars & Light Trucks                                                   2.8%
Beverages-Non Alcoholic                                                    1.0%
Brewery                                                                    0.4%
Building & Construction-Miscellaneous                                      0.9%
Building & Construction Production-Miscellaneous                           0.9%
Building-Heavy Construction                                                0.4%
Building Products-Cement & Aggregate                                       1.6%
Building Products-Doors & Windows                                          0.5%
Building-Residential/Commercial                                            0.7%
Cellular Telecom                                                           1.1%
Chemicals-Diversified                                                      2.2%
Chemicals-Speciality                                                       0.4%
Commercial Banks Non-U.S.                                                 15.2%
Computer Services                                                          0.1%
Computers-Memory Devices                                                   0.2%
Distribution/Wholesale                                                     0.2%
Diversified Financial Services                                             0.6%
Diversified Manufacturing Operations                                       0.5%
Diversified Minerals                                                       3.4%
Diversified Operations                                                     2.1%
Electric Products-Miscellaneous                                            0.7%

                                    Continued

INTERNATIONAL EQUITY
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

AT JANUARY 31, 2010, INTERNATIONAL EQUITY'S INDUSTRY INVESTMENT CONCENTRATIONS, AS A PERCENTAGE OF NET ASSETS, WERE AS FOLLOWS, CONTINUED:

Electric-Generation                                                         -^
Electric-Integrated                                                        5.0%
Electric-Transmission                                                      0.3%
Electronic Components-Miscellaneous                                        1.1%
Electronic Components-Semiconductors                                       0.1%
Engineering/R & D Services                                                 0.4%
Enterprise Software/Services                                               0.2%
Fifth Third Funds                                                          1.0%
Finance-Credit Card                                                        0.1%
Finance-Investment Banker/Broker                                           1.4%
Finance-Leasing Companies                                                  0.4%
Finance-Other Services                                                     0.9%
Food                                                                       0.3%
Food-Meat Products                                                         0.1%
Food-Miscellaneous/Diversified                                             3.6%
Food-Retail                                                                0.7%
Food-Wholesale/Distribution                                                0.3%
Gas-Transportation                                                         0.1%
Hotels & Motels                                                            0.1%
Household & Personal Products                                              0.4%
Human Resources                                                            0.7%
Import/Export                                                              0.9%
Internet Software & Services                                               0.1%
Investment Companies                                                       6.9%
Machinery-Electrical                                                       0.4%
Machinery-General Industry                                                  -^
Medical Products                                                           0.1%
Medical-Drugs                                                              7.4%
Metal Processors & Fabricators                                             0.5%
Metal-Diversified                                                          1.1%
Mining                                                                     0.5%
Multi-Line Insurance                                                       2.1%
Non-Ferrous Metals                                                         0.2%
Office Automation & Equipment                                              0.7%
Oil Company-Exploration & Production                                       0.1%
Oil Company-Integrated                                                     7.2%
Oil Refining & Marketing                                                   0.1%
Oil-Field Services                                                         1.1%
Paper & Related Products                                                   0.8%
Petrochemicals                                                             0.1%
Photo Equipment & Supplies                                                 1.1%
Power Conversion/Supply Equipment                                          0.4%
Printing-Commercial                                                        1.4%
Property & Casualty Insurance                                              0.3%
Real Estate Operation/Development                                          1.1%
Reinsurance                                                                0.8%
Retail-Major Department Store                                              2.1%
Retail-Miscellaneous/Diversified                                           0.7%
Retail-Restaurants                                                         0.2%
Semiconductor Equipment                                                    0.1%
Specialty Retail                                                           0.1%
Steel-Producers                                                            1.8%
Telecom Services                                                           0.2%
Telecommunication Equipment                                                 -^
Telephone-Integrated                                                       4.8%
Television                                                                 1.9%
Textiles                                                                   0.2%
Tobacco                                                                    1.2%
Transportation-Rail                                                        0.3%
Transportation-Truck                                                       0.5%
Travel Services                                                            0.1%
Water                                                                      0.1%
Wireless Equipment                                                         0.6%
------
^ Amount is less than 0.05%.

    See notes to schedules of investments and notes to financial statements.

                                                                STRATEGIC INCOME
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------         -----------
ASSET-BACKED SECURITIES (2.6%)
AUTOMOBILES SEQUENTIAL (0.8%)
Honda Auto Receivables Owner Trust,
   Series 2009-3, Class A3, 2.31%,
   5/15/13                                                          $   250,000         $   254,230
Hyundai Auto Receivables Trust,
   Series 2009-A, Class A3, 2.03%,
   8/15/13                                                              415,000             421,063
                                                                                        -----------
                                                                                            675,293
                                                                                        -----------
MANUFACTURED HOUSING ABS OTHER (0.6%)
Mid-State Trust, Series 2005-1, Class
   M2, 7.08%, 1/15/40                                                   537,727             461,449
                                                                                        -----------
OTHER ABS (1.2%)
Aerco, Ltd., Series 2A, Class A3,
   0.69%, 7/15/25 (a)(b)(g)                                             712,581             388,357
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 0.40%,
   4/25/36 (a)                                                          717,261             662,553
                                                                                        -----------
                                                                                          1,050,910
                                                                                        -----------
Total Asset-Backed Securities                                                             2,187,652
                                                                                        -----------
CONVERTIBLE BONDS (0.5%)
SUPER-REGIONAL BANKS-U.S. (0.5%)
National City Corp., 4.00%, 2/1/11                                      425,000             431,375
                                                                                        -----------
TOTAL CONVERTIBLE BONDS                                                                     431,375
                                                                                        -----------
CORPORATE BONDS (23.9%)
CABLE TV (1.2%)
COX Communications, Inc., 7.75%,
   11/1/10                                                            1,000,000           1,045,871
                                                                                        -----------
COMMERCIAL BANKS-CENTRAL U.S. (0.6%)
SunTrust Bank, 3.00%, 11/16/11                                          500,000             518,563
                                                                                        -----------
COMMERCIAL BANKS-EASTERN U.S. (0.4%)
Emigrant Capital Trust, 3.02%, 12/10/33,
   (Callable 3/1/10 @ 100) (a)(b)                                     1,000,000             300,312
                                                                                        -----------
COMMERCIAL BANKS-SOUTHERN U.S. (1.8%)
First Tennessee Capital II, Series B,
   6.30%, 4/15/34, (Callable
   3/1/10 @ 100)                                                      1,500,000           1,057,657
Union Planters Corp., 4.38%, 12/1/10                                    500,000             500,702
                                                                                        -----------
                                                                                          1,558,359
                                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES (1.2%)
General Electric Capital Corp., 6.88%,
   1/10/39                                                            1,000,000           1,039,210
                                                                                        -----------
ELECTRIC-INTEGRATED (1.1%)
FPL Group Capital, Inc., 6.65%,
   6/15/67, (Callable 6/15/17 @ 100) (a)                              1,000,000             950,000
                                                                                        -----------
ENTERPRISE SOFTWARE/SERVICES (1.0%)
CA, Inc., 5.38%, 12/1/19                                                850,000             870,765
                                                                                        -----------
FINANCE-INVESTMENT BANKER/BROKER (1.0%)
JPMorgan Chase & Co., Series 1,
   7.90%, 4/30/18 (a)(f)                                                800,000             819,448
                                                                                        -----------
FINANCE-OTHER SERVICES (0.7%)
Cullen Frost Cap Trust II, 1.81%,
   3/1/34, (Callable 3/1/10 @ 100) (a)                                1,000,000             621,727
                                                                                        -----------
FINANCIAL GUARANTEE INSURANCE (1.7%)
Financial Security Assurance
   Holdings, Ltd., 6.25%, 11/1/2102                                      90,350           1,462,541
                                                                                        -----------
INSURANCE BROKERS (0.5%)
Marsh & McLennan Cos., Inc., 5.88%,
   8/1/33                                                               500,000             450,975
                                                                                        -----------
MACHINERY-CONSTRUCTION & MINING (0.8%)
Joy Global, Inc., 6.00%, 11/15/16 (c)                                   625,000             666,378
                                                                                        -----------
MONEY CENTER BANKS (1.3%)
Deutsche Bank Trust Corp., 7.25%,
   10/15/11                                                           1,000,000           1,069,116
                                                                                        -----------
MULTI-LINE INSURANCE (0.5%)
American Financial Group, Inc.,
   9.88%, 6/15/19                                                       375,000             440,052
                                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS (3.1%)
HCP, Inc., 6.70%, 1/30/18                                               850,000             859,927
ProLogis, 5.63%, 11/15/15                                               850,000             850,996
Realty Income Corp., 6.75%, 8/15/19                                     900,000             917,053
                                                                                        -----------
                                                                                          2,627,976
                                                                                        -----------
REINSURANCE (0.6%)
Berkshire Hathaway Finance Corp.,
   4.60%, 5/15/13                                                       500,000             536,212
                                                                                        -----------
RETAIL-BUILDING PRODUCTS (1.1%)
Home Depot, Inc., 5.40%, 3/1/16                                         850,000             909,763
                                                                                        -----------
RETAIL-DRUG STORE (0.8%)
CVS Pass Through Trust, 7.77%,
   1/10/12 (b)                                                          633,126             687,370
                                                                                        -----------
RETAIL-OFFICE SUPPLIES (1.2%)
Staples, Inc., 9.75%, 1/15/14 (c)                                       850,000           1,036,879
                                                                                        -----------
SPECIAL PURPOSE ENTITY (2.2%)
Capital One Capital V, 10.25%, 8/15/39                                  400,000             457,923
Capital One Capital VI, 8.88%, 5/15/40                                  400,000             416,183
HVB Funding Trust I, 8.74%, 6/30/31,
   (Callable 6/30/29 @ 100) (b)                                       1,000,000           1,000,000
                                                                                        -----------
                                                                                          1,874,106
                                                                                        -----------
SUPER-REGIONAL BANKS-U.S. (0.6%)
PNC Financial Services Group, Inc.,
   Series K, 8.25%, 5/21/13 (a)(f)                                      500,000             516,532
                                                                                        -----------
WIRELESS EQUIPMENT (0.5%)
Motorola, Inc., 6.50%, 11/15/28 (c)                                     500,000             454,273
                                                                                        -----------

TOTAL CORPORATE BONDS                                                                    20,456,428
                                                                                        -----------

                                    Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------         -----------
FOREIGN BONDS (6.1%)
BANKS (0.7%)
Royal Bank of Scotland Group PLC,
   6.40%, 10/21/19                                                  $   600,000         $   617,009
                                                                                        -----------
DIVERSIFIED OPERATIONS (0.6%)
Hutchison Whampoa International
   (03/13), Ltd., 6.50%, 2/13/13 (b)                                    486,000             537,252
                                                                                        -----------
IMPORT/EXPORT (0.6%)
Export-Import Bank of Korea, 8.13%,
   1/21/14                                                              425,000             492,797
                                                                                        -----------
MULTI-LINE INSURANCE (0.9%)
AXA SA, 6.46%, 12/14/18 (a)(b)(f)                                     1,000,000             786,250
                                                                                        -----------
OIL COMPANY-EXPLORATION & PRODUCTION (1.1%)
Gaz Capital SA for Gazprom, 7.51%,
   7/31/13 (b)                                                          850,000             900,244
                                                                                        -----------
SOVEREIGN (2.2%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/12                                                 BRL 1,660,000             855,029
Brazil, Federal Republic, Series F,
   10.00%, 1/1/14                                                 BRL 1,870,000             914,747
Russia Government International
   Bond, 8.25%, 3/31/10 (b)                                         $   111,185             112,508
                                                                                        -----------
                                                                                          1,882,284
                                                                                        -----------

TOTAL FOREIGN BONDS                                                                       5,215,836
                                                                                        -----------
MORTGAGE-BACKED SECURITIES (3.1%)
CMBS OTHER (0.7%)
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                                              598,758             607,026
                                                                                        -----------
WL COLLATERAL CMO OTHER (1.8%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                                       450,770             380,989
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 3.63%, 4/20/35 (a)                                        247,881             200,437
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   2.63%, 12/25/32 (a)                                                   18,089              16,896
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.92%, 11/25/34 (a)                                     1,000,000             954,550
                                                                                        -----------
                                                                                          1,552,872
                                                                                        -----------
WL COLLATERAL CMO SEQUENTIAL (0.6%)
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.74%,
   4/25/37 (a)                                                          525,029             464,163
                                                                                        -----------
TOTAL MORTGAGE-BACKED SECURITIES                                                          2,624,061
                                                                                        -----------

U.S. GOVERNMENT AGENCIES (4.3%)
FANNIE MAE (1.3%)
4.30%, 7/1/18 (a)                                                       224,690             233,184
5.50%, 10/1/35                                                          802,266             852,074
                                                                                        -----------
                                                                                          1,085,258
                                                                                        -----------
FREDDIE MAC (3.0%)
3.23%, 10/1/32 (a)                                                      128,632             132,749
4.82%, 1/1/37 (a)(e)                                                    827,058             860,432
5.00%, 9/15/25                                                          228,966             230,180
6.50%, 9/1/22 (e)                                                       643,052             692,054
6.50%, 8/1/37                                                           641,312             695,464
                                                                                        -----------
                                                                                          2,610,879
                                                                                        -----------
TOTAL U.S. GOVERNMENT AGENCIES                                                            3,696,137
                                                                                        -----------
U.S. TREASURY OBLIGATIONS (1.1%)
U.S. TREASURY NOTES (1.1%)
2.75%, 2/15/19 (c)                                                    1,000,000             940,000
                                                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS                                                             940,000
                                                                                        -----------
                                                                       SHARES
                                                                      ---------
COMMON STOCKS (6.1%)
BEVERAGES (0.2%)
Diageo PLC ADR                                                            2,240             150,506
                                                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
AT&T, Inc.                                                                9,060             229,762
                                                                                        -----------
ELECTRIC UTILITIES (0.5%)
Duke Energy Corp. (c)                                                     7,940             131,248
Entergy Corp.                                                             1,470             112,176
Southern Co. (c)                                                          4,640             148,480
                                                                                        -----------
                                                                                            391,904
                                                                                        -----------
ELECTRIC-INTEGRATED (0.4%)
CPFL Energia SA ADR                                                       5,500             324,995
                                                                                        -----------
ENERGY EQUIPMENT & SERVICES (0.4%)
Diamond Offshore Drilling, Inc. (c)                                       3,750             343,237
                                                                                        -----------
HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                                                      3,730             221,525
                                                                                        -----------
INSURANCE (0.5%)
Cincinnati Financial Corp. (c)                                           16,000             422,240
                                                                                        -----------
MULTI-UTILITIES (0.2%)
Wisconsin Energy Corp. (c)                                                4,420             216,315
                                                                                        -----------
OIL & GAS (0.1%)
Spectra Energy Corp. (c)                                                  4,000              85,000
                                                                                        -----------
REAL ESTATE (0.4%)
Public Storage, Class A (c)                                              12,000             304,800
                                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
Annaly Capital Management, Inc. (c)                                      68,601           1,192,285
Weingarten Realty Investors (c)                                           7,025             131,157
                                                                                        -----------
                                                                                          1,323,442
                                                                                        -----------

                                    Continued

                                                                STRATEGIC INCOME
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES               VALUE
                                                                    -----------         -----------
COMMON STOCKS, CONTINUED
ROAD & RAIL (0.1%)
Canadian Pacific Railway, Ltd.                                      $     2,670         $   125,490
                                                                                        -----------
TELECOM SERVICES (0.5%)
BCE, Inc.                                                                15,907             409,605
                                                                                        -----------
TEXTILES APPAREL & LUXURY GOODS (0.2%)
VF Corp.                                                                  2,853             205,501
                                                                                        -----------
TOBACCO (0.5%)
Altria Group, Inc.                                                        6,850             136,041
Philip Morris International, Inc.                                         6,850             311,743
                                                                                        -----------
                                                                                            447,784
                                                                                        -----------
TOTAL COMMON STOCKS                                                                       5,202,106
                                                                                        -----------
INVESTMENT COMPANIES (17.7%)
American Income Fund, Inc. (c)                                          135,400           1,060,182
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                                           23,600             349,988
ING Prime Rate Trust (c)                                                160,400             920,696
State Street Navigator Securities
   Lending Portfolio (h)                                             11,542,917          11,542,917
Templeton Global Income Fund (c)                                         61,374             582,439
Van Kampen Senior Income Trust                                          152,000             696,160
                                                                                        -----------
TOTAL INVESTMENT COMPANIES                                                               15,152,382
                                                                                        -----------
CONVERTIBLE PREFERRED STOCK (2.6%)
AGRICULTURAL OPERATIONS (1.5%)
Archer Daniels Midland Co., 6.25% (c)                                    30,000           1,287,000
                                                                                        -----------
MINING (1.1%)
Freeport-McMoRan Copper &
   Gold, Inc., 6.75%                                                      9,500             935,275
                                                                                        -----------
TOTAL CONVERTIBLE PREFERRED STOCK                                                         2,222,275
                                                                                        -----------
PREFERRED STOCKS (39.9%)
CABLE TV (2.1%)
Comcast Corp., 7.00% (c)                                                 20,000             502,000
Comcast Corp., Series B, 7.00% (c)                                       50,000           1,262,500
                                                                                        -----------
                                                                                          1,764,500
                                                                                        -----------
CLOSED-END FUNDS (1.4%)
Source Capital, Inc., 2.40%                                              35,600           1,210,044
                                                                                        -----------
COMMERCIAL BANKS-EASTERN U.S. (0.7%)
HSBC USA, Inc., Series G, 4.00% (a)                                      26,500             588,830
                                                                                        -----------
COMMERCIAL BANKS NON-U.S. (1.9%)
Barclays Bank PLC, Series 2, 6.63% (c)                                   36,650             775,514
Barclays Bank PLC, Series 5, 8.13%                                       36,000             885,600
                                                                                        -----------
                                                                                          1,661,114
                                                                                        -----------
COMMERCIAL BANKS-SOUTHERN U.S. (1.3%)
BB&T Capital Trust VI, 9.60%                                              6,000             167,340
BB&T Capital Trust VII, 8.10%                                            16,000             414,400
First Tennessee Bank NA, 3.75% (a)(b)                                     1,000             570,625
                                                                                        -----------
                                                                                          1,152,365
                                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Citigroup Capital VII, 7.13% (c)                                         74,225           1,546,849
                                                                                        -----------
ELECTRIC-INTEGRATED (3.8%)
American Electric Power Co.,
   Inc., 8.75% (c)                                                       16,000             450,240
Constellation Energy Group, Inc.,
   Series A, 8.63%                                                       23,000             591,100
Entergy Arkansas, Inc., 6.00% (c)                                        45,600           1,144,104
SCANA Corp., 7.70% (c)                                                    6,000             158,760
Xcel Energy, Inc., 7.60% (c)                                             33,000             880,770
                                                                                        -----------
                                                                                          3,224,974
                                                                                        -----------
FINANCE-CONSUMER LOANS (0.7%)
HSBC Finance Corp., 6.88% (c)                                            23,650             577,770
                                                                                        -----------
FINANCE-CREDIT CARD (1.1%)
MBNA Capital, Series D, 8.13%                                            37,800             916,272
                                                                                        -----------
FINANCE-INVESTMENT BANKER/BROKER (2.7%)
Credit Suisse, Ltd., 7.90%                                               41,000           1,056,570
Goldman Sachs Group, Inc. (The),
   Series A, 3.75% (a)(c)                                                40,000             845,200
Merrill Lynch Preferred Capital
   Trust III, 7.00% (c)                                                   9,800             206,584
Morgan Stanley Capital Trust VIII,
   6.45% (c)                                                             10,800             235,764
                                                                                        -----------
                                                                                          2,344,118
                                                                                        -----------
FINANCE-MORTGAGE LOAN/BANKER (0.6%)
Countrywide Capital IV, 6.75% (c)                                        26,500             549,875
                                                                                        -----------
INVESTMENT MANAGMENT/ADVISOR SERVICES (1.5%)
Ameriprise Financial, Inc., 7.75% (c)                                    17,500             444,500
Deutsche Bank Contingent Capital
   Trust III, 7.60% (c)                                                  36,000             875,160
                                                                                        -----------
                                                                                          1,319,660
                                                                                        -----------
LIFE & HEALTH INSURANCE (0.4%)
AAG Holding Co., Inc., 7.25% (c)                                         15,200             342,608
                                                                                        -----------
MONEY CENTER BANKS (1.2%)
Santander Finance Preferred SA
Unipersonal, Series 6, 4.00% (a)(c)                                      50,600             999,350
                                                                                        -----------
MULTI-LINE INSURANCE (4.5%)
Aegon NV, Series 1, 4.00% (a)(c)                                         51,900             922,263
ING Groep NV, 7.20% (c)                                                  41,200             816,172
ING Groep NV, 8.50%                                                      20,000             457,200
MetLife, Inc., Series A, 4.00% (a)(c)                                    40,000             922,000
MetLife, Inc., Series B, 6.50% (c)                                       30,000             716,400
                                                                                        -----------
                                                                                          3,834,035
                                                                                        -----------
REAL ESTATE (0.3%)
Public Storage, Series L, 6.75% (c)                                      10,000             231,600
                                                                                        -----------
REAL ESTATE INVESTMENT TRUSTS (6.0%)
CBL & Associates Properties, Inc.,
   Series D, 7.38% (c)                                                   20,500             411,025
Duke Realty Corp., Series L, 6.60% (c)                                   30,000             608,400

                                    Continued

STRATEGIC INCOME
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      SHARES               VALUE
                                                                    -----------        ------------
PREFERRED STOCKS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS, CONTINUED
Duke Realty Corp., Series M, 6.95% (c)                                   10,000        $    211,400
Harris Preferred Capital Corp.,
   Series A, 7.38%                                                       31,800             757,158
HRPT Properties Trust,
   Series B, 8.75% (c)                                                   13,358             326,202
Public Storage, Series M, 6.63% (c)                                      40,000             912,800
Vornado Realty L.P., 7.88%                                               48,775           1,211,571
Wachovia Preferred Funding Corp.,
   Series A, 7.25%                                                       29,400             672,966
                                                                                       ------------
                                                                                          5,111,522
                                                                                       ------------
REINSURANCE (0.6%)
RenaissanceRe Holdings, Ltd.,
   Series D, 6.60% (c)                                                   22,861             494,712
                                                                                       ------------
S&L/THRIFTS-SOUTHERN U.S. (0.2%)
BBC Capital Trust II, 8.50% (i)                                          28,000             194,600
                                                                                       ------------
SOVEREIGN AGENCY (0.5%)
Fannie Mae, 7.63% (i)                                                    40,000              38,000
Fannie Mae, 8.25% (i)                                                    40,000              44,000
Fannie Mae, 8.25% (a)(i)                                                160,000             176,000
Freddie Mac, 5.00% (i)                                                   20,000              29,000
Freddie Mac, 5.10% (c)(i)                                                10,000              15,500
Freddie Mac, 5.70% (i)                                                   25,500              38,250
Freddie Mac, 8.38% (a)(i)                                                90,000              96,300
                                                                                       ------------
                                                                                            437,050
                                                                                       ------------
SPECIAL PURPOSE ENTITY (2.2%)
Corporate-Backed Trust
   Certificates, Series AIG, 6.13%                                       60,000             953,400
Corporate-Backed Trust
   Certificates, Series HSBC, 6.25% (c)                                  24,229             510,263
CORTS Trust for Sherwin-Williams,
   Series III, 7.25%                                                     17,600             442,640
                                                                                       ------------
                                                                                          1,906,303
                                                                                       ------------
SUPER-REGIONAL BANKS-U.S. (2.5%)
US Bancorp, Series B, 3.50% (a)(c)                                       20,000             409,000
USB Capital XII, 6.30% (c)                                               40,000             913,600
Wells Fargo Capital XII, 7.88%                                           30,000             774,300
                                                                                       ------------
                                                                                          2,096,900
                                                                                       ------------
TELEPHONE-INTEGRATED (1.2%)
Telephone and Data Systems, Inc.,
   Series A, 7.60%                                                       41,711           1,001,064
                                                                                       ------------
TELEVISION (0.7%)
CBS Corp., 7.25% (c)                                                     26,000             612,300
                                                                                       ------------
TOTAL PREFERRED STOCKS                                                                   34,118,415
                                                                                       ------------
INVESTMENTS IN AFFILIATES (5.7%)
Fifth Third Institutional Money
   Market Fund (d)                                                    4,886,599           4,886,599
                                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATES                                                           4,886,599
                                                                                       ------------
TOTAL INVESTMENTS (COST $109,898,128) - 113.6%                                           97,133,266
LIABILITIES IN EXCESS OF OTHER ASSETS - (13.6)%                                         (11,682,494)
                                                                                       ------------
NET ASSETS - 100.0%                                                                    $ 85,450,772
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  All or part of this security was on loan.

(d)  Investment is in Institutional Shares of underlying fund.

(e) All or part of this security has been designated as collateral for futures contracts and forward currency contracts.

(f) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g)  Illiquid Securities.

(h) Represents investments of cash collateral received in connection with securities lending.

(i)  Defaulted Securities.

The following abbreviations are used in the Schedule of Investments:
ABS  - Asset-Backed Security
ADR - American Depositary Receipt
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
CORTS - Corporate-Backed Trust Security
WL - Whole Loan

At January 31, 2010, Strategic Income's investments were in the following countries:

COUNTRY
-----------------------------------------------------------
Bermuda                                                0.5%
Brazil                                                 2.2%
Canada                                                 0.6%
Cayman Islands                                         0.6%
Great Britain                                          2.5%
Luxembourg                                             0.9%
Netherlands                                            2.3%
Russia                                                 0.1%
South Korea                                            0.5%
Spain                                                  1.0%
United States                                         88.8%
                                                     -----
TOTAL                                                100.0%
                                                     =====

                      See notes to schedules of investments
                       and notes to financial statements.

LIFEMODEL AGGRESSIVE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                     --------      ------------
INVESTMENTS IN AFFILIATES (a) (100%)
Fifth Third All Cap Value Fund                         655,528     $  9,006,952
Fifth Third Disciplined Large Cap Value Fund         1,601,370       14,972,811
Fifth Third High Yield Bond Fund                        15,274          144,946
Fifth Third Institutional Money Market Fund            531,829          531,828
Fifth Third International Equity Fund                3,822,227       28,055,146
Fifth Third Mid Cap Growth Fund *                    1,334,958       10,586,221
Fifth Third Quality Growth Fund                      1,464,172       19,678,474
Fifth Third Short Term Bond Fund                       173,581        1,649,022
Fifth Third Small Cap Growth Fund *                    725,184        4,720,948
Fifth Third Small Cap Value Fund                       273,093        4,219,285
Fifth Third Structured Large Cap Plus Fund           1,735,965       16,873,580
Fifth Third Total Return Bond Fund                     351,335        3,091,745
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                     113,530,958
                                                                   ------------

TOTAL INVESTMENTS (COST $136,836,725) - 100%                        113,530,958

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0%)                          (46,097)
                                                                   ------------

NET ASSETS - 100.0%                                                $113,484,861
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                             LIFEMODEL MODERATELY AGGRESSIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES          VALUE
                                                     --------      ------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                         941,015     $ 12,929,550
Fifth Third Disciplined Large Cap Value Fund         2,373,338       22,190,706
Fifth Third High Yield Bond Fund                       171,710        1,629,524
Fifth Third Institutional Money Market Fund            614,469          614,469
Fifth Third International Equity Fund                5,667,690       41,600,846
Fifth Third Mid Cap Growth Fund *                    1,960,114       15,543,704
Fifth Third Quality Growth Fund                      2,196,985       29,527,485
Fifth Third Short Term Bond Fund                     1,895,374       18,006,051
Fifth Third Small Cap Growth Fund *                  1,059,946        6,900,248
Fifth Third Small Cap Value Fund                       390,026        6,025,897
Fifth Third Structured Large Cap Plus Fund           2,404,462       23,371,375
Fifth Third Total Return Bond Fund                   3,990,903       35,119,947
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                     213,459,802
                                                                   ------------

TOTAL INVESTMENTS (COST $245,832,436) - 100.0%                      213,459,802

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%                          (12,727)
                                                                   ------------

NET ASSETS - 100.0%                                                $213,447,075
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

LIFEMODEL MODERATE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                     --------       ------------
INVESTMENTS IN AFFILIATES (a) (99.9%)
Fifth Third All Cap Value Fund                         836,383      $ 11,491,907
Fifth Third Disciplined Large Cap Value Fund         2,117,667        19,800,182
Fifth Third High Yield Bond Fund                       381,234         3,617,913
Fifth Third Institutional Money Market Fund          1,775,172         1,775,172
Fifth Third International Equity Fund                5,134,693        37,688,649
Fifth Third Mid Cap Growth Fund *                    1,742,119        13,815,001
Fifth Third Quality Growth Fund                      1,971,356        26,495,023
Fifth Third Short Term Bond Fund                     4,203,175        39,930,162
Fifth Third Small Cap Growth Fund *                    941,592         6,129,766
Fifth Third Small Cap Value Fund                       337,209         5,209,876
Fifth Third Structured Large Cap Plus Fund           2,163,878        21,032,891
Fifth Third Total Return Bond Fund                   8,864,796        78,010,206
                                                                    ------------

TOTAL INVESTMENTS IN AFFILIATES                                      264,996,748
                                                                    ------------

TOTAL INVESTMENTS (COST $296,408,896) - 99.9%                        264,996,748

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                             281,787
                                                                    ------------

NET ASSETS - 100.0%                                                 $265,278,535
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                           LIFEMODEL MODERATELY CONSERVATIVE(SM)
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES           VALUE
                                                     --------       ------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third All Cap Value Fund                         158,982       $ 2,184,420
Fifth Third Disciplined Large Cap Value Fund           413,066         3,862,168
Fifth Third High Yield Bond Fund                       106,262         1,008,424
Fifth Third Institutional Money Market Fund            897,288           897,288
Fifth Third International Equity Fund                  776,759         5,701,413
Fifth Third Mid Cap Growth Fund *                      325,605         2,582,051
Fifth Third Quality Growth Fund                        377,811         5,077,786
Fifth Third Short Term Bond Fund                     1,178,798        11,198,576
Fifth Third Small Cap Growth Fund *                    177,556         1,155,888
Fifth Third Small Cap Value Fund                        70,179         1,084,262
Fifth Third Structured Large Cap Plus Fund             462,655         4,497,005
Fifth Third Total Return Bond Fund                   2,484,098        21,860,063
                                                                     -----------

TOTAL INVESTMENTS IN AFFILIATES                                       61,109,344
                                                                     -----------

TOTAL INVESTMENTS (COST $66,061,073) - 100.0%                         61,109,344

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                              15,684
                                                                     -----------

NET ASSETS - 100.0%                                                  $61,125,028
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

LIFEMODEL CONSERVATIVE(SM)
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      SHARES            VALUE
                                                     --------        -----------
INVESTMENTS IN AFFILIATES (a) (99.7%)
Fifth Third All Cap Value Fund                          61,553       $   845,739
Fifth Third Disciplined Large Cap Value Fund           171,076         1,599,561
Fifth Third High Yield Bond Fund                       101,541           963,622
Fifth Third Institutional Money Market Fund            162,830           162,830
Fifth Third International Equity Fund                  257,479         1,889,898
Fifth Third Mid Cap Growth Fund *                      125,941           998,713
Fifth Third Quality Growth Fund                        151,355         2,034,208
Fifth Third Short Term Bond Fund                     1,104,145        10,489,383
Fifth Third Small Cap Growth Fund *                     68,111           443,404
Fifth Third Small Cap Value Fund                        29,768           459,912
Fifth Third Structured Large Cap Plus Fund             146,849         1,427,368
Fifth Third Total Return Bond Fund                   2,331,928        20,520,969
                                                                     -----------

TOTAL INVESTMENTS IN AFFILIATES                                       41,835,607
                                                                     -----------

TOTAL INVESTMENTS (COST $45,494,811) - 99.7%                          41,835,607

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                             107,804
                                                                     -----------

NET ASSETS - 100.0%                                                  $41,943,411
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

(a) Investment is in Institutional Shares of underlying fund.

    See notes to schedules of investments and notes to financial statements.

                                                                 HIGH YIELD BOND
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     -----------     -----------
CORPORATE BONDS (83.9%)
AEROSPACE (1.1%)
BE Aerospace, Inc., 8.50%, 7/1/18,
  (Callable 7/1/13 @ 104.25) (c)                     $   446,000     $   467,185
TransDigm, Inc., 7.75%, 7/15/14,
  (Callable 3/1/10 @ 105.813) (b)                         38,000          38,380
                                                                     -----------
                                                                         505,565
                                                                     -----------
AUTOMOTIVE & AUTO PARTS (6.3%)
Asbury Automotive Group, Inc.,
  7.63%, 3/15/17, (Callable  3/15/12 @ 103.813) (e)       18,000          17,190
Asbury Automotive Group, Inc.,
  8.00%, 3/15/14, (Callable 3/1/10 @ 104)                750,000         751,946
Ford Motor Credit Co. LLC,
  8.00%, 12/15/16 (c)                                    601,000         604,563
Ford Motor Credit Co. LLC,
  8.13%, 1/15/20                                         180,000         181,211
GMAC, Inc., 6.63%, 5/15/12 (b)                           474,000         470,445
Goodyear Tire & Rubber Co. (The),
  10.50%, 5/15/16, (Callable
  5/15/12 @ 107.875)                                     154,000         167,090
Navistar International Corp.,
  8.25%, 11/1/21, (Callable 11/1/14 @ 104.125)           265,000         267,650
Penske Auto Group, Inc.,
  7.75%, 12/15/16, (Callable 12/15/11 @ 103.875)         548,000         527,450
                                                                     -----------
                                                                       2,987,545
                                                                     -----------
BROADCASTING (1.0%)
Fisher Communications, Inc., 8.63%,
  9/15/14, (Callable 3/1/10 @ 104.3125)                  504,000         486,990
                                                                     -----------
BUILDING MATERIALS (3.0%)
Gibraltar Industries, Inc., Series B,
  8.00%, 12/1/15, (Callable
  12/1/10 @ 104)                                         750,000         733,125
US Concrete, Inc., 8.38%, 4/1/14,
  (Callable 3/1/10 @ 104.188)                          1,000,000         695,000
                                                                     -----------
                                                                       1,428,125
                                                                     -----------
CABLE/SATELLITE TV (2.2%)
Cequel Communications Holdings I
  LLC and Cequel Capital Corp.,
  8.63%, 11/15/17, (Callable
  11/15/12 @ 106.469) (b)(c)                             640,000         640,000
CSC Holdings LLC, 8.63%, 2/15/19 (b)(c)                  366,000         398,940
                                                                     -----------
                                                                       1,038,940
                                                                     -----------
CAPITAL GOODS (1.1%)
Belden, Inc., 7.00%, 3/15/17,
  (Callable 3/15/12 @ 103.5)                             110,000         106,975
General Cable Corp., 7.13%, 4/1/17,
  (Callable 4/1/12 @ 103.563) (c)                         18,000          17,685
Mueller Water Products, Inc., 7.38%,
  6/1/12 @ 103.688) (c)                                  460,000         414,000
                                                                     -----------
                                                                         538,660
                                                                     -----------

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     -----------     -----------
CORPORATE BONDS, CONTINUED
CHEMICALS (0.6%)
Koppers, Inc., 7.88%, 12/1/19,
  (Callable 12/1/14 @ 103.938) (b)                   $   296,000     $   301,920
                                                                     -----------
CONSUMER PRODUCTS (4.2%)
Jarden Corp., 7.50%, 5/1/17,
  (Callable 5/1/12 @ 103.75)                             598,000         600,990
Scotts Miracle-Gro Co. (The), 7.25%,
  1/15/18, (Callable 1/15/14 @ 103.625)                  104,000         105,820
Sealy Mattress Co., 8.25%, 6/15/14,
  (Callable 3/1/10 @ 104.125) (c)                        630,000         626,850
Sealy Mattress Co., 10.88%, 4/15/16,
  (Callable 4/15/12 @ 108.156) (b)                        38,000          42,560
Visant Holding Corp., 8.75%, 12/1/13,
  (Callable 3/1/10 @ 104.375)                            577,000         591,425
                                                                     -----------
                                                                       1,967,645
                                                                     -----------
CONTAINERS (1.7%)
Reynolds Group Issuer, Inc./
  Reynolds Group Issuer, LLC, 7.75%,
  10/15/16, (Callable
  10/15/12 @ 103.875) (b)                                 60,000          60,450
Solo Cup Co., 8.50%, 2/15/14,
  (Callable 3/1/10 @ 102.833) (c)                        750,000         723,750
                                                                     -----------
                                                                         784,200
                                                                     -----------
ENERGY (12.0%)
Atlas Energy Operating Co. LLC/
  Atlas Energy Finance Corp., 12.13%,
  8/1/17, (Callable 8/1/13 @ 106.063)                     98,000         110,740
Basic Energy Services, Inc., 7.13%,
  4/15/16, (Callable 4/15/11 @ 103.563)                  750,000         645,000
Basic Energy Services, Inc.,
  11.63%, 8/1/14, (Callable
  2/1/12 @ 105.813) (b)(c)                               500,000         542,500
Berry Petroleum Co., 8.25%, 11/1/16,
  (Callable 11/1/11 @ 104.125) (c)                       926,000         923,685
Chesapeake Energy Corp., 6.50%,
  8/15/17 (c)                                            527,000         504,602
Chesapeake Energy Corp., 9.50%,
  2/15/15                                                246,000         268,140
Dresser-Rand Group, Inc., 7.38%,
  11/1/14, (Callable 3/1/10 @ 103.688)                   350,000         346,500
Forest Oil Corp., 7.25%, 6/15/19,
  (Callable 6/15/12 @ 103.625) (c)                        12,000          12,060
Helix Energy Solutions Group, Inc.,
  9.50%, 1/15/16, (Callable
  1/15/12 @ 104.75) (b)                                  356,000         364,900
Hilcorp Energy I L.P./Hilcorp Finance
  Co., 7.75%, 11/1/15, (Callable
  11/1/10 @ 103.875) (b)                                 506,000         508,530
Hilcorp Energy I L.P./Hilcorp Finance
  Co., 9.00%, 6/1/16, (Callable
  6/1/11 @ 104.5) (b)                                     87,000          90,263
Petrohawk Energy Corp., 7.88%,
  6/1/15, (Callable 6/1/12 @ 103.938) (c)                250,000         256,250
Petrohawk Energy Corp., 10.50%,
  8/1/14, (Callable 2/1/12 @ 110.5) (b)                  292,000         322,660
United Refining Co., Series 2,
  10.50%, 8/15/12, (Callable
  3/1/10 @ 102.625) (c)                                  814,000         785,510
                                                                     -----------
                                                                       5,681,340
                                                                     -----------
ENVIRONMENTAL (0.4%)
Clean Harbors, Inc., 7.63%, 8/15/16,
  (Callable 8/15/12 @ 103.813) (b)                       202,000         205,030
                                                                     -----------
FOOD RETAIL (0.8%)
Ingles Markets, Inc., 8.88%, 5/15/17,
  (Callable 5/15/13 @ 104.438) (b)                       382,000         395,848
                                                                     -----------
HEALTHCARE (10.5%)
Accellent, Inc., 8.38%, 2/1/17,
  (Callable 2/1/13 @ 106.281) (b)                        244,000         246,440
Apria Healthcare Group, Inc.,
  11.25%, 11/1/14, (Callable
  11/1/11 @ 105.625) (b)                                 564,000         603,480
Axcan Intermediate Holdings, Inc.,
  9.25%, 3/1/15, (Callable
  3/1/11 @ 106.938)                                      500,000         532,500
CHS/Community Health Systems, Inc.,
  8.88%, 7/15/15, (Callable
  7/15/11 @ 104.438) (c)                                 258,000         266,707
DaVita, Inc., 6.63%, 3/15/13,
  (Callable 3/15/10 @ 101.656)                           458,000         459,145
DaVita, Inc., 7.25%, 3/15/15,
  (Callable 3/15/10 @ 103.625)                            73,000          73,091
HCA, Inc., 5.75%, 3/15/14                                381,000         349,568
HCA, Inc., 9.63%, 11/15/16, (Callable
  11/15/11 @ 104.813) (c)(g)                             394,000         417,640
Invacare Corp., 9.75%, 2/15/15,
  (Callable 2/15/11 @ 104.875)                           637,000         679,998
Service Corp. International, 8.00%,
  11/15/21 (c)                                           290,000         290,362
Stewart Enterprises, Inc.,
  6.25%, 2/15/13, (Callable
  3/1/10 @ 101.563) (c)                                  250,000         244,375
Stonemor Operating LLC/Cornerstone
  Family Services/Osiris Holdings,
  10.25%, 12/1/17, (Callable
  12/1/13 @ 105.13) (b)                                  469,000         492,450
Talecris Biotherapeutics Holdings
  Corp., 7.75%, 11/15/16, (Callable
  11/15/12 @ 103.875) (b)                                 60,000          61,200
Universal Hospital Services, Inc.,
  3.86%, 6/1/15, (Callable
  3/1/10 @ 102) (a)                                      275,000         235,125
                                                                     -----------
                                                                       4,952,081
                                                                     -----------
HOMEBUILDERS/REAL ESTATE (3.1%)
Beazer Homes USA, Inc.,
  6.88%, 7/15/15, (Callable
  7/15/10 @ 103.438)                                     750,000         628,125
M/I Homes, Inc., 6.88%, 4/1/12                           850,000         824,500
                                                                     -----------
                                                                       1,452,625
                                                                     -----------
HOTELS & MOTELS (0.5%)
Wyndham Worldwide Corp.,
  9.88%, 5/1/14                                          225,000         255,316
                                                                     -----------
HOUSEWARES (0.4%)
Libbey Glass, Inc., W/I, 10.00%,
  2/15/15, (Callable 2/15/12 @ 105) (b)                  197,000         196,358
                                                                     -----------

                                    Continued

                                                                 HIGH YIELD BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     -----------     -----------
CORPORATE BONDS, CONTINUED
MEDIA (2.7%)
Clear Channel Worldwide Holdings,
  Inc., 9.25%, 12/15/17, (Callable
  12/15/12 @ 106.9375) (b)                           $   206,000     $   212,090
Lamar Media Corp., 6.63%, 8/15/15,
  (Callable 8/15/10 @ 103.313)                            70,000          67,375
Lamar Media Corp., 9.75%, 4/1/14 (c)                     385,000         421,575
Lamar Media Corp., Series B,
  6.63%, 8/15/15, (Callable
  8/15/10 @ 103.313)                                     209,000         199,072
WMG Acquisition Corp.,
  7.38%, 4/15/14, (Callable
  3/1/10 @ 103.688) (c)                                  362,000         351,140
                                                                     -----------
                                                                       1,251,252
                                                                     -----------
METALS & MINING (0.7%)
Cloud Peak Energy Resources LLC/
  Cloud Peak Energy Finance Corp.,
  8.50%, 12/15/19, (Callable
  12/15/14 @ 104.25) (b)                                 304,000         316,160
                                                                     -----------
PAPER (1.9%)
Buckeye Technologies, Inc., 8.50%,
  10/1/13, (Callable 3/1/10 @ 102.833)                   206,000         209,605
Cellu Tissue Holdings, Inc., 11.50%,
  6/1/14, (Callable 6/1/11 @ 111.5)                      325,000         360,750
Cenveo Corp., 7.88%, 12/1/13,
  (Callable 3/1/10 @ 102.625)                            362,000         345,710
                                                                     -----------
                                                                         916,065
                                                                     -----------
PUBLISHING/PRINTING (1.1%)
Valassis Communications, Inc., 8.25%,
  3/1/15, (Callable 3/1/11 @ 104.125)                    521,000         518,395
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
PPF Funding, Inc., 5.63%, 1/15/17 (b)                    400,000         351,955
PPF Funding, Inc., 5.70%, 4/15/17 (b)                    409,000         359,712
                                                                     -----------
                                                                         711,667
                                                                     -----------
RETAIL (1.3%)
Ace Hardware Corp., 9.13%, 6/1/16,
  (Callable 6/1/12 @ 104.563) (b)                        157,000         167,990
QVC, Inc., 7.50%, 10/1/19, (Callable
  10/1/14 @ 103.75) (b)                                  419,000         429,475
                                                                     -----------
                                                                         597,465
                                                                     -----------
SERVICES (3.6%)
ARAMARK Corp., 8.50%, 2/1/15,
  (Callable 2/1/11 @ 104.25) (c)                         512,000         513,280
Ashtead Capital, Inc., 9.00%, 8/15/16,
  (Callable 8/15/11 @ 104.5) (b)                         329,000         332,290
Iron Mountain, Inc., 8.00%, 6/15/20,
  (Callable 6/15/13 @ 104)                               100,000         101,500
Iron Mountain, Inc., 8.38%, 8/15/21,
  (Callable 8/15/14 @ 104.188)                           487,000         505,263
RSC Equipment Rental, Inc., 10.00%,
  7/15/17, (Callable 7/15/13 @ 105) (b)                  119,000         129,412
United Rentals North America, Inc.,
  10.88%, 6/15/16, (Callable
  6/15/13 @ 105.438) (b)(c)                              125,000         136,406
                                                                     -----------
                                                                       1,718,151
                                                                     -----------
TECHNOLOGY (3.2%)
First Data Corp., 9.88%, 9/24/15 (b)                      87,000          77,213
First Data Corp., 9.88%, 9/24/15,
  (Callable 9/30/11 @ 104.938) (c)                       756,000         674,730
SunGard Data Systems, Inc., 9.13%,
  8/15/13, (Callable 3/1/10 @ 104.563)                   750,000         763,125
                                                                     -----------
                                                                       1,515,068
                                                                     -----------
TELECOMMUNICATIONS (7.7%)
Cincinnati Bell, Inc., 7.00%,
  2/15/15, (Callable 3/1/10 @ 103.5)                     237,000         230,482
Cricket Communications, Inc., 10.00%,
  7/15/15, (Callable 7/15/12 @ 105)                      360,000         360,900
Crown Castle International Corp.,
  9.00%, 1/15/15, (Callable
  1/15/13 @ 105.625) (c)                                  62,000          67,192
Frontier Communications Corp.,
  8.13%, 10/1/18 (c)                                     180,000         181,350
GCI, Inc., 7.25%, 2/15/14, (Callable
  3/1/10 @ 102.417)                                      472,000         472,000
MetroPCS Wireless, Inc.,
  9.25%, 11/1/14, (Callable
  11/1/10 @ 104.625) (b)(c)                              358,000         360,238
Nextel Communications, Inc., Series
  E, 6.88%, 10/31/13, (Callable
  3/1/10 @ 101.719)                                      277,000         258,302
Qwest Communications International,
  Inc., 7.50%, 2/15/14, (Callable
  3/1/10 @ 102.5)                                        150,000         150,938
Qwest Communications International,
  Inc., 8.00%, 10/1/15, (Callable
  10/1/12 @ 104) (b)(c)                                  179,000         185,265
Sprint Capital Corp., 8.75%,
  3/15/32 (c)                                            277,000         249,300
Sprint Nextel Corp., 8.38%, 8/15/17 (c)                  599,000         584,025
Viasat, Inc., 8.88%, 9/15/16,
  (Callable 9/15/12 @ 106.656) (b)(c)                    284,000         290,390
Windstream Corp., 8.13%, 8/1/13                          181,000         190,050
Windstream Corp., 8.63%, 8/1/16,
  (Callable 8/1/11 @ 104.313) (c)                         71,000          72,864
                                                                     -----------
                                                                       3,653,296
                                                                     -----------
TRANSPORTATION EX AIR/RAIL (0.6%)
Overseas Shipholding Group, Inc.,
  8.75%, 12/1/13                                         280,000         292,600
                                                                     -----------
UTILITIES (10.7%)
AES Corp. (The), 8.00%, 10/15/17                         201,000         202,508
Atlas Pipeline Partners L.P.,
  8.75%, 6/15/18, (Callable
  6/15/13 @ 104.375) (c)                                 328,000         303,400
Copano Energy LLC/Copano Energy
  Finance Corp., 8.13%, 3/1/16,
  (Callable 3/1/11 @ 104.0625)                            90,000          90,675
Edison Mission Energy, 7.00%,
  5/15/17 (c)                                            251,000         198,290
Edison Mission Energy, 7.50%,
  6/15/13 (c)                                            165,000         156,750
Enterprise Products Operating, LLC,
  7.00%, 6/1/67, (Callable
  6/1/17 @ 100)(a)                                       550,000         500,500

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     -----------     -----------
CORPORATE BONDS, CONTINUED
UTILITIES, CONTINUED
Holly Energy Partners L.P., 6.25%,
  3/1/15, (Callable 3/1/10 @ 103.125)                $   500,000     $   482,500
MarkWest Energy Partners L.P./
  MarkWest Energy Finance Corp.,
  Series B, 8.75%, 4/15/18, (Callable
  4/15/13 @ 104.375)                                      83,000          86,320
North American Energy Alliance LLC/
  North American Energy Alliance
  Finance Corp., 10.88%, 6/1/16,
  (Callable 6/1/13 @ 105.438) (b)                        101,000         108,575
PNM Resources, Inc., 9.25%, 5/15/15                      430,000         461,712
Puget Sound Energy, Inc., Series A,
  6.97%, 6/1/67, (Callable
  6/1/17 @ 100) (a)                                      175,000         156,156
Regency Energy Partners L.P./Regency
  Energy Finance Corp., 9.38%, 6/1/16,
  (Callable 6/1/13 @ 104.688) (b)                        750,000         812,813
RRI Energy, Inc., 7.63%, 6/15/14 (c)                      85,000          81,600
Sabine Pass Liquified Natural Gas
  L.P., 7.25%, 11/30/13 (c)                              734,000         686,290
Targa Resources Partners L.P./Targa
  Resources Partners Finance Corp.,
  8.25%, 7/1/16, (Callable
  7/1/12 @ 104.125) (b)                                  403,000         409,045
Targa Resources Partners L.P./Targa
  Resources Partners Finance Corp.,
  11.25%, 7/15/17, (Callable
  7/15/13 @ 105.625) (b)                                 300,000         336,000
                                                                     -----------
                                                                       5,073,134
                                                                     -----------

TOTAL CORPORATE BONDS                                                 39,741,441
                                                                     -----------
FOREIGN BONDS (17.1%)
CABLE/SATELLITE TV (0.7%)
Videotron Ltee, 9.13%, 4/15/18,
  (Callable 4/15/13 @ 104.563) (c)                       300,000         324,000
Virgin Media Finance PLC, 8.75%,
  4/15/14, (Callable
  3/1/10 @ 104.375) (c)                                   15,000          15,412
                                                                     -----------
                                                                         339,412
                                                                     -----------
ENERGY (1.2%)
Connacher Oil and Gas, Ltd., 10.25%,
  12/15/15, (Callable
  12/15/11 @ 105.125) (b)                                615,000         590,400
                                                                     -----------
MEDIA (1.3%)
Quebecor Media, Inc., 7.75%, 3/15/16,
  (Callable 3/15/11 @ 103.875)(e)                        402,000         402,000
Quebecor Media, Inc., 7.75%, 3/15/16,
  (Callable 3/15/11 @ 103.875)                           209,000         209,000
                                                                     -----------
                                                                         611,000
                                                                     -----------
METALS & MINING (1.2%)
Novelis, Inc., 7.25%, 2/15/15,
  (Callable 3/1/10 @ 103.625)                            600,000         568,500
                                                                     -----------
PAPER (0.8%)
Cascades, Inc., 7.75%, 12/15/17,
  (Callable 12/15/13 @ 103.875) (b)                      349,000         355,980
PE Paper Escrow GmbH, 12.00%,
  8/1/14, (Callable 8/1/12 @ 106) (b)(c)                  24,000          26,520
                                                                     -----------
                                                                         382,500
                                                                     -----------
PAPER & RELATED PRODUCTS (0.4%)
Cascades, Inc., 7.88%, 1/15/20,
  (Callable 1/15/15 @ 103.938) (b)                       200,000         203,500
                                                                     -----------
SERVICES (0.3%)
Ashtead Holdings PLC, 8.63%, 8/1/15,
  (Callable 8/1/10 @ 104.313)(b)(e)                      151,000         151,000
                                                                     -----------
TECHNOLOGY (1.5%)
Sensata Technologies BV, 8.00%,
  5/1/14, (Callable 5/1/10 @ 104)                        714,000         705,075
                                                                     -----------
TELECOMMUNICATIONS (3.7%)
Intelsat Jackson Holdings, Ltd.,
  8.50%, 11/1/19, (Callable
  11/1/14 @ 104.25) (b)                                1,000,000       1,022,500
Wind Acquisition Finance SA,
  11.75%, 7/15/17, (Callable
  7/15/13 @ 105.875) (b)(c)                              650,000         706,875
                                                                     -----------
                                                                       1,729,375
                                                                     -----------
TRANSPORTATION EX AIR/RAIL (2.1%)
Stena AB, 7.00%, 12/1/16, (Callable
  3/1/10 @ 103.5)(e)                                     250,000         232,812
Stena AB, 7.50%, 11/1/13, (Callable
  11/1/10 @ 101.25)                                      750,000         737,813
                                                                     -----------
                                                                         970,625
                                                                     -----------
UTILITIES (3.9%)
Gibson Energy ULC/GEP Midstream
  Finance Corp., 11.75%, 5/27/14,
  (Callable 6/1/12 @ 105.875) (b)                        926,000       1,007,025
Intergen NV, 9.00%, 6/30/17,
  (Callable 6/30/12 @ 104.5) (b)                         800,000         816,000
                                                                     -----------
                                                                       1,823,025
                                                                     -----------

TOTAL FOREIGN BONDS                                                    8,074,412
                                                                     -----------

                                                       SHARES
                                                     -----------
INVESTMENT COMPANIES (27.7%)
State Street Navigator Securities
  Lending Portfolio (f)                               13,117,195      13,117,195
                                                                     -----------

TOTAL INVESTMENT COMPANIES                                            13,117,195
                                                                     -----------

                                    Continued

HIGH YIELD BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       SHARES           VALUE
                                                     -----------     -----------
PREFERRED STOCKS (0.3%)
AUTOMOTIVE & AUTO PARTS (0.3%)
GMAC, Inc., 7.00% (b)(c)                                     200   $    142,938
                                                                   ------------
TOTAL PREFERRED STOCKS                                                  142,938
                                                                   ------------
INVESTMENTS IN AFFILIATES (0.0%)
Fifth Third Institutional Money Market Fund (d)               38             38
                                                                   ------------

TOTAL INVESTMENTS IN AFFILIATES                                              38
                                                                   ------------

TOTAL INVESTMENTS (COST $59,868,386) - 129.0%                        61,076,024

LIABILITIES IN EXCESS OF OTHER ASSETS - (29.0)%                     (13,716,197)
                                                                   ------------

NET ASSETS - 100.0%                                                $ 47,359,827
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) All or part of this security was on loan.

(d) Investment is in Institutional Shares of underlying fund.

(e) All or part of this security has been designated as collateral for when issued securities.

(f) Represents investments of cash collateral received in connection with securities lending.

(g) PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

The following abbreviation is used in the Schedule of Investments: W/I - When Issued

At January 31, 2010, High Yield Bond's Investments were in the following countries:

COUNTRY
---------------------------------------------------------------------------
Austria                                                                 --^
Bermuda                                                                1.7%
Canada                                                                 4.3%
Great Britain                                                          0.3%
Luxembourg                                                             1.2%
Netherlands                                                            2.5%
Sweden                                                                 1.6%
United States                                                         88.4%
                                                                     ------
TOTAL                                                                100.0%
                                                                     ------

-------
^   Amount is less than 0.05%.

    See notes to schedules of investments and notes to financial statements.

                                                               TOTAL RETURN BOND
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT           VALUE
                                                     -----------     -----------
ASSET-BACKED SECURITIES (6.9%)
AUTOMOBILE ABS OTHER (1.1%)
Hyundai Auto Receivables Trust,
  Series 2006-B, Class C, 5.25%,
  5/15/13 (g)                                        $ 1,454,963     $ 1,481,466
Truck Retail Installment Paper Corp.,
  Series 2005-1A, Class A, 0.50%,
  12/15/16 (a)(b)(g)                                   1,950,000       1,938,115
                                                                     -----------
                                                                       3,419,581
                                                                     -----------
AUTOMOBILES SEQUENTIAL (0.2%)
Prestige Auto Receivables Trust,
  Series 2006-1A, Class A2, 5.25%,
  6/17/13 (b)                                            637,266         649,498
                                                                     -----------
HOME EQUITY OTHER (1.5%)
Flagstar Home Equity Loan Trust,
  Series 2007-1A, Class AF2, 5.77%,
  1/25/35 (b)                                          1,403,062       1,333,431
New Century Home Equity Loan Trust,
  Series 2005-A, Class A5W, 5.29%,
  8/25/35                                              4,000,000       1,418,119
Renaissance Home Equity Loan Trust,
  Series 2005-2, Class AF4, 4.93%,
  8/25/35                                              2,620,000       2,137,254
                                                                     -----------
                                                                       4,888,804
                                                                     -----------
HOME EQUITY SEQUENTIAL (0.4%)
Irwin Home Equity Corp., Series
  2006-3, Class 2A2, 5.83%, 9/25/37 (b)                1,225,000         853,507
Residential Funding Mortgage
  Securities II, Inc., Series 2006-HI3,
  Class A4, 6.31%, 2/25/36 (i)                         1,500,000         445,047
                                                                     -----------
                                                                       1,298,554
                                                                     -----------
MANUFACTURED HOUSING ABS OTHER (0.6%)
Mid-State Trust, Series 2005-1, Class
  M2, 7.08%, 1/15/40                                   2,482,505       2,130,357
                                                                     -----------
MANUFACTURED HOUSING SEQUENTIAL (0.9%)
Vanderbilt Acquisition Loan Trust,
  Series 2002-1, Class A4, 6.57%,
  5/7/27 (a)                                           2,840,000       2,915,109
                                                                     -----------
OTHER ABS (2.2%)
Aerco, Ltd., Series 2A, Class A3,
  0.69%, 7/15/25 (a)(b)(g)(i)                          1,470,509         801,427
First Franklin Mortgage Loan Asset
  Backed Certificates, Series 2004-FF11,
  Class 1A2, 0.58%, 1/25/35 (a)                           51,824          44,205
First Franklin Mortgage Loan Asset
  Backed Certificates, Series 2005-FFA,
  Class M3, 6.02%, 3/25/25                               600,000         364,733
Renaissance Home Equity Loan Trust,
  Series 2006-1, Class AF4, 6.01%,
  5/25/36                                              1,645,000         978,935
Residential Asset Mortgage Products,
  Inc., Series 2002-RZ3, Class M1,
  5.78%, 8/25/32 (a)                                     181,579         179,296
Residential Asset Mortgage Products,
  Inc., Series 2003-RZ5, Class A7,
  4.97%, 9/25/33                                       2,393,026       2,350,368

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
ASSET-BACKED SECURITIES, CONTINUED OTHER ABS, CONTINUEDS
Small Business Administration,
   Series 2005-P10B, Class 1,
   4.94%, 8/10/15 (g)                                               $ 2,049,080        $  2,171,805
                                                                                       ------------
                                                                                          6,890,769
                                                                                       ------------

TOTAL ASSET-BACKED SECURITIES                                                            22,192,672
                                                                                       ------------
CORPORATE BONDS (18.1%)
AEROSPACE & DEFENSE (0.4%)
Boeing Co. (The), 3.75%, 11/20/16                                     1,450,000           1,477,130
                                                                                       ------------
BEVERAGES-NON ALCOHOLIC (0.5%)
Coca-Cola Enterprises, Inc., 7.38%,
   3/3/14                                                             1,275,000           1,498,017
                                                                                       ------------
CABLE TV (0.7%)
Comcast Corp., 5.70%, 7/1/19 (c)                                      1,000,000           1,057,451
Time Warner Cable, Inc., 5.85%, 5/1/17                                1,250,000           1,336,585
                                                                                       ------------
                                                                                          2,394,036
                                                                                       ------------
CHEMICALS-DIVERSIFIED (0.7%)
E.I. du Pont de Nemours & Co.,
   3.25%, 1/15/15 (c)                                                 2,340,000           2,354,704
                                                                                       ------------
COMMERCIAL BANKS-CENTRAL U.S. (0.3%)
SunTrust Bank, 3.00%, 11/16/11 (c)                                    1,000,000           1,037,127
                                                                                       ------------
COMMERCIAL BANKS-EASTERN U.S. (0.3%)
Manufacturers & Traders Trust Co.,
   1.75%, 4/1/13, (Callable
   4/1/10 @ 100) (a)                                                  1,075,000             996,324
                                                                                       ------------
COMMERCIAL BANKS NON-U.S. (0.4%)
Westpac Capital Trust IV, 5.26%,
   3/31/16 (a)(b)(h)(i)                                               1,445,000           1,199,856
                                                                                       ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.8%)
BB&T Corp., 5.25%, 11/1/19                                            1,500,000           1,516,941
Wachovia Bank NA, 5.85%, 2/1/37 (g)                                   1,000,000             956,902
                                                                                       ------------
                                                                                          2,473,843
                                                                                       ------------
COMPUTERS (0.4%)
International Business Machines
   Corp., 5.88%, 11/29/32 (c)                                         1,250,000           1,334,075
                                                                                       ------------
CONSUMER PRODUCTS-MISCELLANEOUS (0.4%)
Clorox Co., 3.55%, 11/1/15                                            1,215,000           1,220,373
                                                                                       ------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
General Electric Capital Corp.,
   4.80%, 5/1/13                                                      2,725,000           2,887,058
                                                                                       ------------
ELECTRIC-INTEGRATED (1.8%)
Alabama Power Capital Trust V, 3.35%,
   10/1/42, (Callable 4/1/10 @ 100) (a)                                 874,000             874,000
Florida Power & Light Co., 5.96%,
   4/1/39                                                               870,000             909,789
Southern Power Co., Series B, 6.25%,
   7/15/12 (c)                                                        2,260,000           2,500,534
Virginia Electric and Power Co.,
   6.35%, 11/30/37                                                    1,450,000           1,596,166
                                                                                       ------------
                                                                                          5,880,489
                                                                                       ------------
ENTERPRISE SOFTWARE/SERVICES (0.3%)
CA, Inc., 5.38%, 12/1/19                                              1,000,000           1,024,430
                                                                                       ------------
FINANCE-CONSUMER LOANS (0.6%)
John Deere Capital Corp., 7.00%,
   3/15/12 (c)                                                        1,625,000           1,813,207
                                                                                       ------------
FINANCE-INVESTMENT BANKER/BROKER (2.2%)
Citigroup, Inc., 6.13%, 11/21/17 (c)                                  2,000,000           2,022,702
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33 (c)                                                 1,100,000           1,097,948
JPMorgan Chase & Co., 6.00%,
   1/15/18 (c)                                                        1,265,000           1,366,739
JPMorgan Chase Capital XXI, Series U,
   1.23%, 2/2/37, (Callable
   2/2/12 @ 100) (a)                                                  1,000,000             698,196
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17 (c)                                                         1,000,000             999,126
Morgan Stanley, 5.75%, 10/18/16 (c)                                     780,000             825,003
                                                                                       ------------
                                                                                          7,009,714
                                                                                       ------------
FOOD-MISC/DIVERSIFIED (0.4%)
General Mills, Inc., 5.65%, 2/15/19                                   1,250,000           1,343,232
                                                                                       ------------
FOOD-RETAIL (0.4%)
Kroger Co. (The), 7.50%, 1/15/14                                      1,000,000           1,160,224
                                                                                       ------------
LIFE/HEALTH INSURANCE (0.4%)
Prudential Financial, Inc., 3.88%,
   1/14/15 (c)                                                        1,250,000           1,259,928
                                                                                       ------------
MONEY CENTER BANKS (0.3%)
UBS Preferred Funding Trust I, 8.62%,
   10/1/10 (a)(c)(h)                                                    925,000             893,306
                                                                                       ------------
MULTI-LINE INSURANCE (0.4%)
MetLife, Inc., 6.75%, 6/1/16                                          1,000,000           1,144,881
                                                                                       ------------
MULTIMEDIA (0.6%)
Walt Disney Co. (The), 4.70%,
   12/1/12 (c)                                                        1,800,000           1,953,454
                                                                                       ------------
NETWORKING PRODUCTS (0.3%)
Cisco Systems, Inc., 4.95%, 2/15/19 (c)                               1,000,000           1,039,862
                                                                                       ------------
OIL REFINING & MARKETING (0.5%)
Premcor Refining Group, Inc. (The),
   7.50%, 6/15/15, (Callable
   3/1/10 @ 102.5)                                                    1,500,000           1,535,004
                                                                                       ------------
PIPELINES (0.4%)
Kinder Morgan Energy Partners L.P.,
   5.63%, 2/15/15 (c)                                                 1,250,000           1,366,625
                                                                                       ------------

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
CORPORATE BONDS, CONTINUED
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Simon Property Group L.P., 5.63%,
   8/15/14 (c)                                                      $ 1,790,000        $  1,893,512
                                                                                       ------------
RETAIL-DISCOUNT (0.4%)
Target Corp., 5.38%, 5/1/17                                           1,150,000           1,229,962
                                                                                       ------------
RETAIL-DRUG STORE (0.4%)
CVS Caremark Corp., 5.75%, 6/1/17 (c)                                 1,275,000           1,359,633
                                                                                       ------------
SUPER-REGIONAL BANKS-U.S. (1.3%)
BAC Capital Trust XIII, 0.65%,
   3/15/12 (a)(h)                                                     2,000,000           1,254,074
Bank of America Corp., 5.63%,
   10/14/16 (c)                                                       2,665,000           2,764,325
                                                                                       ------------
                                                                                          4,018,399
                                                                                       ------------
TELEPHONE-INTEGRATED (0.5%)
AT&T, Inc., 6.30%, 1/15/38 (c)                                        1,450,000           1,481,145
                                                                                       ------------
TRANSPORT-RAIL (0.5%)
Union Pacific Corp., 5.45%, 1/31/13                                   1,380,000           1,495,024
                                                                                       ------------

TOTAL CORPORATE BONDS                                                                    57,774,574
                                                                                       ------------
FOREIGN BONDS (3.6%)
COMMERCIAL BANKS-EASTERN U.S. (0.6%)
Credit Suisse, 5.30%, 8/13/19                                         2,000,000           2,056,072
                                                                                       ------------
FINANCE-OTHER SERVICES (0.6%)
BP Capital Markets PLC, 3.88%,
   3/10/15 (c)                                                        1,765,000           1,843,255
                                                                                       ------------
OIL COMPANY-EXPLORATION & PRODUCTION (0.7%)
Gazprom International SA, 7.20%,
   2/1/20 (b)                                                         2,099,645           2,162,634
                                                                                       ------------
OIL COMPANY-INTEGRATED (0.4%)
Husky Energy, Inc., 5.90%, 6/15/14                                    1,360,000           1,497,525
                                                                                       ------------
SOVEREIGN (1.3%)
Brazil, Federal Republic, Series F,
   10.00%, 1/1/14                                                 BRL 8,340,000           4,079,674
                                                                                       ------------

TOTAL FOREIGN BONDS                                                                      11,639,160
                                                                                       ------------
MORTGAGE-BACKED SECURITIES (20.3%)
AGENCY COLLATERAL OTHER (0.9%)
Restructured Assets Certificates,
   Series 2006-9, Class P, 12.07%,
   12/31/49 (b)(e)(i)                                               $ 5,250,000           2,875,950
                                                                                       ------------
CMBS OTHER (4.7%)
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41 (a)                                             2,000,000           2,047,653
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                                            2,327,855           2,386,636
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                                     1,000,000           1,042,922
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                                     5,125,000           5,222,985
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38 (g)                                                        2,933,916           2,974,427
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                                              266,211             267,470
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 7.23%, 3/15/30 (a)                              1,000,000           1,120,472
                                                                                       ------------
                                                                                         15,062,565
                                                                                       ------------
CMBS SUBORDINATED (4.0%)
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28 (a)                                                       2,740,000           2,771,729
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28 (a)                                                       4,093,000           4,146,047
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36 (a)                                                 1,417,000           1,399,044
SBA CMBS Trust, Series 2006-1A,
   Class D, 5.85%, 11/15/36 (b)                                       3,100,000           3,196,875
SBA CMBS Trust, Series 2006-1A,
   Class E, 6.17%, 11/15/36 (b)                                       1,350,000           1,395,563
                                                                                       ------------
                                                                                         12,909,258
                                                                                       ------------
WL COLLATERAL CMO MEZZANINE (0.0%)
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 1.96%, 8/25/29 (a)                                320,549              65,773
                                                                                       ------------
WL COLLATERAL CMO OTHER (5.1%)
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35 (a)                                         378,914             374,133
Homebanc Mortgage Trust,
   Series 2004-2, Class A2, 0.68%,
   12/25/34 (a)(g)                                                    1,088,422             529,308
Homebanc Mortgage Trust,
   Series 2006-1, Class 1A1, 3.74%,
   4/25/37 (a)(g)                                                       392,058             249,953
JP Morgan Mortgage Trust,
   Series 2005-A1, Class 2A1, 4.81%,
   2/25/35 (a)                                                          594,678             543,346
JP Morgan Mortgage Trust,
   Series 2005-A2, Class 3A2, 4.87%,
   4/25/35 (a)                                                        3,000,000           2,640,395
JP Morgan Mortgage Trust,
   Series 2005-A2, Class 7CB1, 4.86%,
   4/25/35 (a)                                                        1,963,789           1,889,508
JP Morgan Mortgage Trust,
   Series 2005-A3, Class 7CA1, 4.82%,
   6/25/35 (a)                                                        1,511,361           1,266,415
JP Morgan Mortgage Trust,
   Series 2006-A2, Class 3A2, 5.68%,
   4/25/36 (a)                                                        7,197,673           5,653,168

                                    Continued

TOTAL RETURN BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO OTHER, CONTINUED
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                                          $ 1,338,074        $  1,346,019
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 0.50%,
   3/25/34 (a)(g)                                                       885,654             587,508
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B,
   5.15%, 12/25/34                                                    1,059,103           1,008,461
                                                                                       ------------
                                                                                         16,088,214
                                                                                       ------------
WL COLLATERAL CMO SEQUENTIAL (3.3%)
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                                              289,288             264,337
Credit Suisse First Boston Mortgage
   Securities Corp., Series 2004-7,
   Class 6A1, 5.25%, 10/25/19                                         1,073,015           1,092,967
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                                           1,515,520           1,232,945
JP Morgan Mortgage Trust,
   Series 2006-A4, Class 2A2, 5.79%,
   6/25/36 (a)                                                          487,433             412,025
JP Morgan Mortgage Trust,
   Series 2006-A7, Class 3A2, 5.94%,
   1/25/37 (a)                                                        5,075,000           4,254,053
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.73%, 12/25/33 (a)                                     4,095,000           3,281,286
                                                                                       ------------
                                                                                         10,537,613
                                                                                       ------------
WL COLLATERAL PAC (0.3%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                                              911,916             916,191
                                                                                       ------------
WL COLLATERAL SUPPORT (2.0%)
Bear Stearns Alt-A Trust, Series 2005-9,
   Class 21A2, 3.51%, 11/25/35 (a)                                      524,171              98,989
Chaseflex Trust, Series 2006-1,
   Class A6, 6.29%, 6/25/36 (a)                                       4,996,662           2,779,237
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                                            2,981,549           1,549,008
Nomura Asset Acceptance Corp.,
   Series 2005-AR3, Class 3A2, 5.53%,
   7/25/35 (a)                                                        1,476,598             578,398
Nomura Asset Acceptance Corp.,
   Series 2005-AR5, Class 2A2, 5.56%,
   10/25/35 (a)                                                         984,352             236,104
Nomura Asset Acceptance Corp.,
   Series 2006-AF1, Class 3A2,
   6.42%, 6/25/36 (a)(b)(k)                                             416,271               9,757
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.14%, 5/25/35 (a)                                      1,994,830           1,303,388
                                                                                       ------------
                                                                                          6,554,881
                                                                                       ------------

TOTAL MORTGAGE-BACKED SECURITIES                                                         65,010,445
                                                                                       ------------
U.S. GOVERNMENT AGENCIES (40.0%)
FANNIE MAE (22.5%)
0.48%, 8/25/44 (a)                                                      691,639             657,337
0.53%, 4/25/36 (a)(g)                                                 3,154,685           3,119,054
4.50%, 4/1/20                                                         3,403,186           3,590,654
5.00%, 5/1/25                                                         1,313,749           1,379,838
5.00%, 1/1/34 (g)                                                     7,480,689           7,808,090
5.14%, 8/1/34 (a)                                                        76,666              80,081
5.50%, 12/25/20                                                       1,643,236           1,761,346
5.50%, 2/1/25                                                           817,362             875,840
5.50%, 3/1/33 (g)                                                     5,811,331           6,182,117
5.50%, 5/25/34                                                        3,150,000           2,770,035
5.50%, 3/1/35                                                         1,067,033           1,133,280
5.50%, 6/1/35                                                           479,006             508,745
5.50%, 11/1/35                                                          757,880             804,933
5.50%, 11/1/36                                                        1,225,785           1,300,739
5.50%, 1/1/37                                                         3,183,229           3,377,436
5.50%, 4/25/37                                                        3,294,367           3,326,572
5.50%, 8/1/37                                                         2,575,364           2,731,634
6.00%, 5/1/17                                                           102,264             110,576
6.00%, 5/1/18                                                           307,911             332,746
6.00%, 2/1/22                                                         2,154,919           2,339,362
6.00%, 1/1/33                                                           249,623             269,898
6.00%, 8/25/33 (a)                                                    1,583,373           1,534,733
6.00%, 7/1/35                                                         2,964,699           3,188,824
6.00%, 9/1/35                                                         1,445,426           1,554,698
6.00%, 1/1/36                                                         2,603,909           2,812,333
6.00%, 12/1/36                                                          817,792             877,699
6.00%, 1/1/37                                                         3,152,427           3,383,356
6.00%, 1/1/38                                                           762,595             816,909
6.00%, 7/1/38                                                         7,376,349           7,898,257
6.00%, 7/1/39                                                           981,495           1,050,787
6.50%, 7/1/16                                                           319,357             348,034
6.50%, 6/1/17                                                            86,339              94,091
6.50%, 8/1/28                                                           108,314             118,584
6.50%, 6/1/29                                                            95,355             104,396
6.50%, 4/1/32                                                           232,208             253,209
6.50%, 6/1/32                                                           421,370             459,480
6.50%, 7/1/32                                                           614,509             670,766
6.50%, 3/1/33                                                           103,571             112,873
6.50%, 8/1/36                                                           531,090             570,825
7.00%, 6/1/32                                                           166,156             187,314
7.00%, 8/1/32                                                           380,812             421,702
7.00%, 9/1/34                                                            87,132              96,264
7.00%, 9/1/36                                                           901,091             991,753
7.50%, 6/1/28                                                           116,839             132,157
                                                                                       ------------
                                                                                         72,139,357
                                                                                       ------------
FREDDIE MAC (14.9%)
0.63%, 7/15/36 (a)(g)                                                   978,458             969,626
4.00%, 5/1/19                                                         2,451,097           2,541,759
4.50%, 6/1/34                                                           753,338             766,326
4.50%, 9/1/34                                                           696,100             708,101
5.00%, 12/1/18                                                          940,886           1,003,985
5.00%, 2/15/25                                                        3,245,000           3,388,940
5.00%, 8/1/33                                                           310,411             323,997
5.00%, 5/1/34                                                           149,438             155,838
5.00%, 7/1/35                                                           348,830             363,443
5.00%, 8/1/35                                                           850,170             885,785
5.00%, 11/1/35                                                        3,230,792           3,366,134
5.00%, 4/1/36                                                           339,814             354,049
5.00%, 7/1/36                                                         1,418,934           1,476,822
5.21%, 3/1/37 (a)                                                       298,915             317,206

                                    Continued

                                                               TOTAL RETURN BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, CONTINUED
5.67%, 4/1/37 (a)                                                   $ 2,481,358        $  2,626,994
5.82%, 10/1/36 (a)                                                    1,573,413           1,662,153
5.90%, 3/1/37 (a)(g)                                                  5,300,915           5,645,372
6.00%, 12/15/21                                                       2,051,347           2,148,533
6.00%, 9/1/33                                                           215,219             232,935
6.00%, 2/1/38                                                         4,473,307           4,799,598
6.00%, 5/1/38                                                           943,183           1,011,980
6.06%, 1/1/37 (a)                                                     4,681,430           4,999,083
6.12%, 2/1/37 (a)                                                     4,563,285           4,872,362
6.50%, 1/1/29                                                           895,840             980,361
6.50%, 7/1/32                                                           135,360             147,792
6.50%, 9/1/32                                                            72,037              78,519
6.50%, 5/15/34 (a)                                                      541,021             523,360
6.97%, 7/15/32, IO (a)(i)                                             6,003,414             449,991
7.00%, 6/1/26                                                           452,200             499,058
7.00%, 1/1/32                                                            92,541             104,063
                                                                                       ------------
                                                                                         47,404,165
                                                                                       ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.6%)
0.43%, 3/16/46, IO (a)(i)                                            12,650,333             342,209
0.48%, 4/16/46, IO (a)(i)                                            57,979,499           1,635,637
0.83%, 2/16/48, IO (a)(i)                                            50,109,444           1,970,438
0.85%, 6/17/45, IO (a)(i)                                            11,349,637             409,602
0.98%, 2/16/48, IO (a)(i)                                            14,546,429             699,517
1.03%, 6/16/49, IO (a)(i)                                            65,159,396           3,415,818
                                                                                       ------------
                                                                                          8,473,221
                                                                                       ------------

TOTAL U.S. GOVERNMENT AGENCIES                                                          128,016,743
                                                                                       ------------
U.S. TREASURY OBLIGATIONS (5.0%)
U.S. TREASURY NOTES (4.0%)
1.38%, 1/15/20 (c)(f)                                                12,734,710          12,836,193
                                                                                       ------------
U.S. TREASURY STRIPS (1.0%)
8.21%, 11/15/27 **(g)                                                 7,400,000           3,246,839
                                                                                       ------------

TOTAL U.S. TREASURY OBLIGATIONS                                                          16,083,032
                                                                                       ------------
                                                                       SHARES
                                                                    -----------
INVESTMENT COMPANIES (6.3%)
State Street Navigator Securities
   Lending Portfolio (j)                                             20,223,270          20,223,270
                                                                                       ------------

TOTAL INVESTMENT COMPANIES                                                               20,223,270
                                                                                       ------------
PREFERRED STOCKS (1.6%)
COMMERCIAL BANKS NON-U.S. (0.8%)
Barclays Bank PLC, Series 5, 8.13% (c)                                  106,000           2,607,600
                                                                                       ------------
SOVEREIGN AGENCY (0.1%)
Fannie Mae, 8.25% (a)(k)                                                160,000             176,000
Freddie Mac, 8.38% (a)(k)                                               161,000             172,270
                                                                                       ------------
                                                                                            348,270
                                                                                       ------------
SUPER-REGIONAL BANKS-U.S. (0.7%)
Wells Fargo Capital XII, 7.88% (c)                                       80,000           2,064,800
                                                                                       ------------

TOTAL PREFERRED STOCKS                                                                    5,020,670
                                                                                       ------------

INVESTMENTS IN AFFILIATES (5.1%)
Fifth Third Institutional Money
   Market Fund (d)                                                   16,211,624          16,211,624
                                                                                       ------------

TOTAL INVESTMENTS IN AFFILIATES                                                          16,211,624
                                                                                       ------------

TOTAL INVESTMENTS (COST $363,480,983) - 106.9%                                          342,172,190

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%                                          (22,173,519)
                                                                                       ------------

NET ASSETS - 100.0%                                                                    $319,998,671
                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  All or part of this security was on loan.

(d)  Investment is in Institutional Shares of underlying fund.

(e) The Fund's securities were fair valued at January 31, 2010 using procedures approved by the Board of Trustees.

(f) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(g) All or part of this security has been designated as collateral for futures contracts.

(h) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(i)  Illiquid Securities.

(j) Represents investments of cash collateral received in connection with securities lending.

(k)  Defaulted Securities.

The following abbreviations are used in the Schedule of Investments:
ABS  - Asset-Backed Security
BRL - Brazilian Real
CMBS - Comercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
PAC - Planned Amortization Class
WL - Whole Loan

                     See notes to schedules of investments
                       and notes to financial statements.

SHORT TERM BOND
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
ASSET-BACKED SECURITIES (8.4%)
AUTOMOBILES SEQUENTIAL (3.0%)
BMW Vehicle Lease Trust, Series
   2009-1, Class A2, 2.04%, 4/15/11                                 $   688,247        $    691,922
Ford Credit Auto Owner Trust, Series
   2009-B, Class A2, 2.10%, 11/15/11                                  1,000,000           1,006,158
Ford Credit Auto Owner Trust, Series
   2009-D, Class A3, 2.17%, 10/15/13                                    800,000             813,954
Honda Auto Receivables Owner Trust,
   Series 2009-3, Class A3, 2.31%,
   5/15/13                                                            1,030,000           1,047,427
Nissan Auto Lease Trust, Series
   2009-B, Class A2, 1.22%, 9/15/11                                     900,000             901,841
USAA Auto Owner Trust, Series 2006-2,
   Class A4, 5.37%, 2/15/12                                             639,487             645,363
Volkswagen Auto Lease Trust, Series
   2009-A, Class A2, 2.87%, 7/15/11                                     978,081             986,371
World Omni Auto Receivables Trust,
   Series 2009-A, Class A2, 2.88%,
   10/17/11                                                           1,855,710           1,870,011
                                                                                       ------------
                                                                                          7,963,047
                                                                                       ------------
CREDIT CARD BULLET (4.1%)
Chase Issuance Trust,
   Series 2005-A10, Class A10,
   4.65%, 12/17/12 (f)                                                3,000,000           3,087,482
Discover Card Master Trust,
   Series 2008-A3, Class A3,
   5.10%, 10/15/13                                                    2,100,000           2,205,166
GE Capital Credit Card Master Note
   Trust, Series 2009-3, Class A, 2.54%,
   9/15/14                                                            2,300,000           2,332,222
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)(f)                                     3,000,000           3,021,132
                                                                                       ------------
                                                                                         10,646,002
                                                                                       ------------
HOME EQUITY SEQUENTIAL (1.0%)
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36 (a)(f)                                                     2,934,543           2,673,237
                                                                                       ------------
OTHER ABS (0.3%)
SVO VOI Mortgage Corp.,
   Series 2005-AA, Class A,
   5.25%, 2/20/21 (b)(g)                                                678,398             630,382
                                                                                       ------------
TOTAL ASSET-BACKED SECURITIES                                                            21,912,668
                                                                                       ------------
CORPORATE BONDS (21.1%)
CABLE TV (0.4%)
Comcast Cable Communications LLC,
   6.75%, 1/30/11 (c)                                                 1,000,000           1,054,957
                                                                                       ------------
CELLULAR TELECOM (0.5%)
New Cingular Wireless Services, Inc.,
   7.88%, 3/1/11                                                      1,250,000           1,342,782
                                                                                       ------------
COMMERCIAL BANKS (0.8%)
GMAC, Inc., 2.20%, 12/19/12 (c)                                       2,000,000           2,031,962
                                                                                       ------------
COMMERCIAL BANKS-SOUTHERN U.S. (0.6%)
BB&T Corp., 3.85%, 7/27/12                                            1,500,000           1,568,577
                                                                                       ------------
COMMERCIAL BANKS-WESTERN U.S. (0.8%)
American Express Bank FSB, Series G,
   3.15%, 12/9/11 (c)                                                 2,000,000           2,081,620
                                                                                       ------------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
General Electric Capital Corp.,
   0.34%, 8/15/11 (a) (c)                                             2,500,000           2,485,682
                                                                                       ------------
IBM International Group Capital LLC,
   5.05%, 10/22/12                                                    1,250,000           1,363,794
                                                                                       ------------
                                                                                          3,849,476
                                                                                       ------------
ELECTRIC-INTEGRATED (1.8%)
Duke Energy Carolinas LLC, Series D,
   7.38%, 3/1/10 (c)                                                  1,250,000           1,256,550
Florida Power Corp., 4.50%, 6/1/10                                    2,500,000           2,533,310
Pepco Holdings, Inc., 4.00%, 5/15/10                                  1,000,000           1,007,404
                                                                                       ------------
                                                                                          4,797,264
                                                                                       ------------
FIDUCIARY BANKS (0.3%)
Bank of New York Mellon Corp. (The),
   4.95%, 1/14/11                                                       750,000             780,220
                                                                                       ------------
FINANCE-CREDIT CARD (0.5%)
American Express Credit Corp.,
   5.00%, 12/2/10                                                     1,100,000           1,134,630
                                                                                       ------------
FINANCE-INVESTMENT BANKER/BROKER (4.6%)
Bear Stearns Cos. LLC (The),
   5.35%, 2/1/12 (c)                                                  2,000,000           2,149,796
Citigroup Funding, Inc., 1.88%,
   10/22/12 (c)                                                       2,350,000           2,368,539
Citigroup, Inc., 6.00%, 2/21/12 (c)                                   1,000,000           1,064,911
Credit Suisse USA, Inc.,
   6.13%, 11/15/11 (c)                                                1,500,000           1,624,355
Goldman Sachs Group, Inc. (The),
   3.25%, 6/15/12 (c)                                                 1,500,000           1,570,601
Goldman Sachs Group, Inc. (The),
   6.60%, 1/15/12 (c)                                                 1,500,000           1,634,850
Morgan Stanley, 6.75%, 4/15/11 (c)                                    1,500,000           1,597,288
                                                                                       ------------
                                                                                         12,010,340
                                                                                       ------------
FOOD-RETAIL (0.4%)
Kroger Co. (The), 6.80%, 4/1/11                                       1,000,000           1,064,098
                                                                                       ------------
LIFE/HEALTH INSURANCE (0.4%)
Prudential Financial, Inc.,
   2.75%, 1/14/13                                                     1,100,000           1,102,067
                                                                                       ------------
MEDICAL-DRUGS (2.1%)
Abbott Laboratories, 5.60%, 5/15/11                                   4,000,000           4,239,816
Pfizer, Inc., 4.45%, 3/15/12 (c)                                      1,250,000           1,330,716
                                                                                       ------------
                                                                                          5,570,532
                                                                                       ------------
NETWORKING PRODUCTS (1.0%)
Cisco Systems, Inc., 5.25%, 2/22/11 (c)                               2,500,000           2,617,995
                                                                                       ------------
OIL COMPANY-INTEGRATED (0.5%)
Chevron Corp., 3.45%, 3/3/12 (c)                                      1,250,000           1,306,694
                                                                                       ------------
REINSURANCE (0.8%)
Berkshire Hathaway Finance Corp.,
   4.75%, 5/15/12 (c)                                                 2,000,000           2,145,406
                                                                                       ------------

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
CORPORATE BONDS, CONTINUED
RETAIL-DISCOUNT (0.9%)
Wal-Mart Stores, Inc., 4.13%,
   2/15/11 (c)                                                      $ 2,250,000        $  2,327,612
                                                                                       ------------
SUPER-REGIONAL BANKS-U.S. (2.8%)
Bank of America Corp., 6.25%,
   4/15/12 (c)                                                        1,150,000           1,239,718
PNC Funding Corp., 1.88%, 6/22/11 (c)                                 2,000,000           2,026,214
SunTrust Banks, Inc., 5.25%, 11/5/12 (c)                              1,250,000           1,321,109
Wells Fargo & Co., 5.25%, 10/23/12 (c)                                2,500,000           2,701,438
                                                                                       ------------
                                                                                          7,288,479
                                                                                       ------------
TRANSPORT-RAIL (0.4%)
Union Pacific Corp., 5.45%, 1/31/13 (c)                               1,000,000           1,083,351
                                                                                       ------------
TOTAL CORPORATE BONDS                                                                    55,158,062
                                                                                       ------------
FOREIGN BONDS (5.2%)
COMMERCIAL BANKS NON-U.S. (0.8%)
Barclays Bank PLC, 5.45%, 9/12/12 (c)                                 2,000,000           2,172,396
                                                                                       ------------
DIVERSIFIED MANUFACTURING
   OPERATIONS (0.5%)
Tyco International Finance SA, 6.38%,
   10/15/11                                                           1,300,000           1,401,600
                                                                                       ------------
FINANCE-OTHER SERVICES (0.5%)
BP Capital Markets PLC, 3.13%,
   3/10/12 (c)                                                        1,250,000           1,298,221
                                                                                       ------------
MONEY CENTER BANKS (0.6%)
Deutsche Bank AG, 2.38%, 1/11/13 (c)                                  1,500,000           1,501,313
                                                                                       ------------
OIL COMPANY-INTEGRATED (1.4%)
Conoco Funding Co., 6.35%, 10/15/11                                   1,000,000           1,090,770
Shell International Finance BV,
   1.30%, 9/22/11 (c)                                                 2,650,000           2,668,897
                                                                                       ------------
                                                                                          3,759,667
                                                                                       ------------
REGIONAL (STATE/PROVINCE) (1.0%)
Province of Ontario Canada, Series 1,
   1.88%, 11/19/12                                                    2,500,000           2,507,170
                                                                                       ------------
SOVEREIGN (0.4%)
Brazil, Federal Republic, Series F,
10.00%, 1/1/14                                                    BRL 2,100,000           1,027,256
                                                                                       ------------
TOTAL FOREIGN BONDS                                                                      13,667,623
                                                                                       ------------
MORTGAGE-BACKED SECURITIES (14.9%)
CMBS OTHER (3.8%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42 (f)                                                      $   606,181             606,374
Credit Suisse First Boston Mortgage
   Securities Corp., Series 2004-C3,
   Class A3, 4.30%, 7/15/36 (f)                                         711,681             712,263
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                                            1,938,957           1,937,723
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42 (f)                                                 1,805,235           1,810,603
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                                            1,496,896           1,517,565
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                                            1,419,789           1,426,506
Morgan Stanley Dean Witter Capital I,
   Series 2002-IQ2, Class A4, 5.74%,
   12/15/35                                                           1,749,249           1,840,886
                                                                                       ------------
                                                                                          9,851,920
                                                                                       ------------
WL COLLATERAL CMO OTHER (8.2%)
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.68%, 4/25/34 (a)                                                 1,744,028           1,718,162
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.29%, 8/25/35 (a)(f)                                              3,000,000           2,988,887
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                                       906,048             765,788
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 3.63%, 4/20/35 (a)                                      1,287,726           1,041,258
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.61%,
   6/19/34 (a)(f)                                                     5,698,067           4,859,097
Homebanc Mortgage Trust,
   Series 2004-2, Class A2,
   0.68%, 12/25/34 (a)                                                  877,268             426,623
Homebanc Mortgage Trust,
   Series 2006-1, Class 1A1,
   3.74%, 4/25/37 (a)                                                 1,372,202             874,836
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                                            1,048,136           1,050,742
JP Morgan Mortgage Trust,
   Series 2005-A1, Class 3A3,
   4.90%, 2/25/35 (a)                                                 1,375,377           1,295,273
JP Morgan Mortgage Trust,
   Series 2005-A2, Class 5A1,
   4.31%, 4/25/35 (a)                                                 1,477,415           1,399,840
JP Morgan Mortgage Trust,
   Series 2005-A3, Class 7CA1,
   4.82%, 6/25/35 (a)(f)                                              2,421,956           2,029,430
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   2.63%, 12/25/32 (a)                                                   57,525              53,729
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                                                1,441,701           1,364,084
Residential Funding Mortgage
   Securities I, Series 2007-SA1,
   Class 1A1, 3.94%, 2/25/37 (a)(f)                                   2,629,561           1,580,576
                                                                                       ------------
                                                                                         21,448,325
                                                                                       ------------

                                    Continued

SHORT TERM BOND
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     PRINCIPAL
                                                                      AMOUNT               VALUE
                                                                    -----------        ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
WL COLLATERAL CMO SEQUENTIAL (2.7%)
Chase Mortgage Finance Corp.,
   Series 2005-A1, Class 2A2,
   5.23%, 12/25/35 (a)                                              $ 1,301,183        $  1,228,925
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36 (f)                                                        2,134,748           1,964,141
JP Morgan Mortgage Trust,
   Series 2006-A4, Class 2A2,
   5.79%, 6/25/36 (a)                                                 1,535,414           1,297,880
JP Morgan Mortgage Trust,
   Series 2007-A2, Class 4A1M,
   5.74%, 4/25/37 (a)                                                 1,575,086           1,392,488
RAAC Series, Series 2005-SP1,
   Class 2A2, 5.25%, 9/25/34                                          1,167,419           1,124,226
                                                                                       ------------
                                                                                          7,007,660
                                                                                       ------------
WL COLLATERAL PAC (0.2%)
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                                              519,580             522,016
                                                                                       ------------
TOTAL MORTGAGE-BACKED SECURITIES                                                         38,829,921
                                                                                       ------------
MUNICIPAL BONDS (0.0%)
OHIO (0.0%)
State of Ohio, Economic Enterprise,
   Series 3, 4.05%, 3/1/11 (b)                                          115,000             115,931
                                                                                       ------------
TOTAL MUNICIPAL BONDS                                                                       115,931
                                                                                       ------------
U.S. GOVERNMENT AGENCIES (41.4%)
FANNIE MAE (6.9%)
1.75%, 3/23/11 (c)                                                    5,000,000           5,069,780
1.75%, 8/10/12 (c)                                                    4,000,000           4,036,748
1.75%, 2/22/13 (c)                                                    2,400,000           2,406,814
2.00%, 9/28/12                                                        2,250,000           2,259,290
4.68%, 4/1/33 (a)                                                       955,212             991,272
4.95%, 4/1/35 (a)                                                     1,106,406           1,146,785
5.00%, 2/25/25 (f)                                                      733,463             740,718
5.23%, 9/1/34 (a)                                                     1,370,460           1,444,235
                                                                                       ------------
                                                                                         18,095,642
                                                                                       ------------
FANNIE MAE PREPAYMENT LINK NOTE, SERIES 2005-4, CLASS 1 (0.8%)
4.65%, 12/25/12                                                       1,920,128           2,041,113
                                                                                       ------------
FEDERAL FARM CREDIT BANK (5.5%)
1.75%, 2/21/13                                                        3,000,000           3,009,300
1.88%, 12/7/12 (c)                                                    6,350,000           6,408,414
2.13%, 6/18/12 (c)                                                    3,000,000           3,056,721
2.25%, 4/24/12                                                        2,000,000           2,044,684
                                                                                       ------------
                                                                                         14,519,119
                                                                                       ------------
FEDERAL HOME LOAN BANK (12.8%)
1.63%, 7/27/11                                                        4,000,000           4,050,328
1.75%, 12/14/12 (c)                                                   4,250,000           4,274,901
1.88%, 11/19/12                                                       3,000,000           2,991,999
2.00%, 7/27/12 (c)                                                    4,000,000           4,021,708
2.05%, 8/10/12                                                        2,500,000           2,534,490
2.63%, 5/20/11 (c)                                                    5,000,000           5,128,665
3.63%, 9/16/11                                                        5,000,000           5,225,900
4.75%, 10/25/10                                                       1,930,032           1,985,521
4.88%, 11/18/11 (c)                                                   3,000,000           3,207,792
                                                                                       ------------
                                                                                         33,421,304
                                                                                       ------------
FREDDIE MAC (10.6%)
1.13%, 12/15/11 (c)                                                   4,000,000           4,009,200
1.70%, 12/17/12                                                       3,000,000           2,995,254
2.00%, 4/27/12                                                        3,000,000           3,037,104
2.13%, 3/23/12                                                        3,000,000           3,065,457
2.13%, 9/21/12 (c)                                                    4,000,000           4,080,380
3.71%, 3/1/34 (a)                                                     1,098,865           1,132,168
4.25%, 12/15/19                                                       2,307,103           2,417,140
4.50%, 7/15/28 (f)                                                    1,620,395           1,662,716
4.55%, 7/1/35 (a)(f)                                                  1,887,387           1,939,498
5.00%, 9/15/25 (f)                                                      915,864             920,721
5.67%, 4/1/37 (a)                                                     2,226,424           2,357,097
                                                                                       ------------
                                                                                         27,616,735
                                                                                       ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (4.8%)
2.87%, 2/16/20 (f)                                                    2,543,610           2,574,733
3.27%, 1/16/23                                                          658,368             660,312
3.72%, 12/16/26 (f)                                                   2,514,717           2,556,449
3.95%, 11/16/30 (f)                                                   2,949,710           3,045,079
4.00%, 5/16/27                                                        1,716,864           1,775,288
4.09%, 8/16/30                                                        2,019,892           2,081,258
                                                                                       ------------
                                                                                         12,693,119
                                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCIES                                                          108,387,032
                                                                                       ------------
U.S. TREASURY OBLIGATIONS (5.3%)
U.S. TREASURY NOTES (5.3%)
0.88%, 4/15/10 (e)(f)                                                 2,854,725           2,864,985
0.88%, 1/31/11 (c)                                                    5,000,000           5,027,540
1.50%, 7/15/12 (c)                                                    6,000,000           6,061,404
                                                                                       ------------
                                                                                         13,953,929
                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS                                                          13,953,929
                                                                                       ------------
                                                                       SHARES
                                                                    -----------
INVESTMENT COMPANIES (26.2%)
State Street Navigator Securities
   Lending Portfolio (h)                                             68,582,375          68,582,375
                                                                                       ------------
TOTAL INVESTMENT COMPANIES                                                               68,582,375
                                                                                       ------------
INVESTMENTS IN AFFILIATES (2.2%)
Fifth Third Institutional Money
   Market Fund (d)                                                    5,815,955           5,815,955
                                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATES                                                           5,815,955
                                                                                       ------------
TOTAL INVESTMENTS (COST $327,224,185) - 124.7%                                          326,423,496

LIABILITIES IN EXCESS OF OTHER ASSETS - (24.7)%                                         (64,699,248)
                                                                                       ------------
NET ASSETS - 100.0%                                                                    $261,724,248
                                                                                       ============

                                    Continued

                                                                 SHORT TERM BOND
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  All or part of this security was on loan.

(d)  Investment is in Institutional Shares of underlying fund.

(e) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(f) All or part of this security has been designated as collateral for futures contracts.

(g)  Illiquid Securites.

(h) Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:
ABS  - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
PAC - Planned Amortization Class
WL - Whole Loan

At January 31, 2010 Short Term Bond's investments were in the following countries:

COUNTRY
-----------------------------------------------------------
Brazil                                                 0.3%
Canada                                                 1.1%
Germany                                                0.5%
Great Britain                                          1.1%
Luxembourg                                             0.4%
Netherlands                                            0.8%
United States                                         95.8%
                                                     -----
TOTAL                                                100.0%
                                                     =====

                      See notes to schedules of investments
                       and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at January 31, 2010 is as follows:

                                                            COST OF                                                    NET
                                                          INVESTMENTS          GROSS              GROSS            UNREALIZED
                                                          FOR FEDERAL        UNREALIZED         UNREALIZED        APPRECIATION/
                                                         TAX PURPOSES       APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
                                                         ------------      -------------      --------------     --------------
Small Cap Growth                                         $ 51,054,399      $  7,477,839       $ (3,074,241)       $  4,403,598
Mid Cap Growth                                             94,749,951        11,276,783        (10,846,989)            429,794
Quality Growth                                            298,909,143        49,188,754        (12,846,551)         36,342,203
Dividend Growth                                             8,760,306         1,139,765           (127,085)          1,012,680
Micro Cap Value                                            33,506,969         3,693,160         (5,021,172)         (1,328,012)
Small Cap Value                                            56,312,167         7,245,304         (3,467,772)          3,777,532
All Cap Value                                             134,731,760        16,542,712        (13,856,515)          2,686,197
Disciplined Large Cap Value                               323,861,610        44,607,515        (21,587,068)         23,020,447
Structured Large Cap Plus                                  70,354,918        15,795,895         (6,993,485)          8,802,410
Equity Index                                              158,892,106       149,792,897        (20,481,032)        129,311,865
International Equity                                      261,733,822        23,774,762        (17,328,938)          6,445,824
Strategic Income                                          109,898,128         4,714,859        (17,479,721)        (12,764,862)
LifeModel Aggressive(SM)                                  143,490,926         3,779,573        (33,739,541)        (29,959,968)
LifeModel Moderately Aggressive(SM)                       251,256,173         5,956,032        (43,752,403)        (37,796,371)
LifeModel Moderate(SM)                                    302,789,148         6,607,017        (44,399,417)        (37,792,400)
LifeModel Moderately Conservative(SM)                      68,386,170         1,473,297         (8,750,123)         (7,276,826)
LifeModel Conservative(SM)                                 46,645,853           560,862         (5,371,108)         (4,810,246)
High Yield                                                 59,984,868         2,096,540         (1,005,384)          1,091,156
Total Return Bond                                         363,480,983        10,569,398        (31,878,191)        (21,308,793)
Short Term Bond                                           327,224,185         4,191,720         (4,992,409)           (800,689)

Open futures contracts as of January 31, 2010:

                                                                                                         UNREALIZED
                             NUMBER OF                                                    NOTIONAL      APPRECIATION/    MARKET
                             CONTRACTS    TYPE   DESCRIPTION                               AMOUNT      (DEPRECIATION)     VALUE
                             ---------    ------------------------------------------    -----------    --------------  -----------
Structured Large Cap Plus        11       Long   S+P 500 Index Futures, 3/18/10         $ 2,998,517      $ (54,917)    $ 2,943,600
                                ===                                                     ===========      =========     ===========
Equity Index                     19       Long   S+P 500 Index Futures, 3/18/10           5,257,723       (173,323)      5,084,400
                                ===                                                     ===========      =========     ===========
International Equity              3       Long   ASX SPI 200 Index Futures, 3/18/10         323,195        (21,574)        301,621
                                  3       Long   Australian Dollar Futures, 3/15/10         267,160         (2,710)        264,450
                                 13       Long   British Pound Futures, 3/15/10           1,308,007         (9,144)      1,298,863
                                                 DJ EURO STOXX 50 Index
                                 42       Long      Futures, 3/19/10                      1,757,011       (142,211)      1,614,800
                                 10       Long   Euro Currency Futures, 3/15/10           1,803,534        (70,409)      1,733,125
                                 15       Long   FTSE 100 Index Futures, 3/19/10          1,308,512        (74,030)      1,234,482
                                  7       Long   Japanese Yen Futures, 3/15/10              943,624         25,701         969,325
                                  9       Long   TOPIX Index Futures, 3/12/10               912,413        (20,539)        891,874
                                ---                                                     -----------      ---------     -----------
                                102                                                       8,623,456       (314,916)      8,308,540
                                ===                                                     ===========      =========     ===========
Strategic Income                                 Euro Dollar Futures -
                                150       Long      90 Day, 3/14/11                      36,982,942          3,308      36,986,250
                                 30       Short  Volatility Index Futures, 2/16/10         (683,743)       (55,757)       (739,500)
                                 45       Long   Volatility Index Futures, 4/20/10        1,106,436         41,064       1,147,500
                                ---                                                     -----------      ---------     -----------
                                225                                                      37,405,635        (11,385)     37,394,250
                                ===                                                     ===========      =========     ===========
Total Return Bond                                Euro Dollar Futures -
                                 80       Long      90 Day, 3/14/11                      19,724,236          1,764      19,726,000
                                 60       Long   U.S. Treasury 10-Year Note, 3/22/10      7,101,247        (11,872)      7,089,375
                                 35       Long   U.S. Treasury 30-Year Note, 3/22/10      4,211,027        (52,589)      4,158,438
                                ---                                                     -----------      ---------     -----------
                                175                                                      31,036,510        (62,697)     30,973,813
                                ===                                                     ===========      =========     ===========
Short Term Bond                   5       Long   U.S. Treasury 2-Year Note, 3/31/10       1,087,200          2,565       1,089,765
                                ===                                                     ===========      =========     ===========

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                    NOTES TO SCHEDULES OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

Open foreign currency contracts as of January 31, 2010:

                                                                                                                    NET
                                                            DELIVERY              UNREALIZED     UNREALIZED     APPRECIATION
FUND                                                          DATE               APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
--------------------------------                            --------             ------------  --------------  --------------

             STRATEGIC INCOME
--------------------------------------------------------------------
437,082 Canadian Dollar vs. 38,634,540 Japanese Yen          4/6/10              $         --   $   (19,370)      $(19,370)
2,414,131 Norwegian Krone vs. 38,634,540 Japanese Yen        4/6/10                        --       (21,771)       (21,771)
                                                                                 ------------   -----------       --------
                                                                                 $         --   $   (41,141)      $(41,141)
                                                                                 ============   ===========       ========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SMALL CAP       MID CAP       QUALITY
ASSETS:                                                                                 GROWTH         GROWTH         GROWTH
                                                                                     ------------   ------------   ------------
Investments, at cost                                                                 $ 50,274,605   $ 90,367,679   $279,504,668
Net unrealized appreciation                                                             4,637,860      2,867,134     37,194,206
                                                                                     ------------   ------------   ------------
Investments, at value                                                                  54,912,465     93,234,813    316,698,874
Investment in affiliates, at value (cost $545,532, $1,944,932, $18,552,472,
   $59,787, $2,303,942, $2,744,553, $5,631,128, $13,660,870, $1,328,831,
   and $5,000,293; respectively)                                                          545,532      1,944,932     18,552,472
                                                                                     ------------   ------------   ------------
   Total Investments                                                                   55,457,997     95,179,745    335,251,346
Cash collateral for futures                                                                    --             --             --
Interest, dividends and other receivables                                                     575         33,601        162,595
Receivable for investments sold                                                           219,737             --        190,374
Receivable for Fund shares sold                                                             9,342          2,547         26,988
Reclaims receivable                                                                            --             --          2,880
Receivable from Advisor and affiliates                                                         --             --             --
Prepaid expenses and other assets                                                          33,827         23,922         31,720
                                                                                     ------------   ------------   ------------
   Total Assets                                                                        55,721,478     95,239,815    335,665,903
                                                                                     ------------   ------------   ------------
LIABILITIES:
Securities sold short at value (Proceeds $-, $-, $-, $-
   $-, $-, $-, $-, $-, $22,361,283, and $-; respectively)                                      --             --             --
Payable for investments purchased                                                              99            101          1,350
Payable upon return of securities loaned                                               12,420,471     10,073,292     12,513,352
Payable for Fund shares redeemed                                                          114,564        165,084        189,634
Payable for variation margin on futures contracts                                             --             --             --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                       24,466         46,045        255,716
   Distribution and administrative servicing fee                                            2,115          4,311         19,433
   Payable for dividends on securities sold short                                              --             --             --
   Other                                                                                   27,592         36,850         91,259
                                                                                     ------------   ------------   ------------
   Total Liabilities                                                                   12,589,307     10,325,683     13,070,744
                                                                                     ------------   ------------   ------------
NET ASSETS:
Paid-in Capital                                                                        54,286,112    134,121,598    334,874,463
Accumulated net investment income/(loss)                                                 (149,690)      (131,179)       154,081
Accumulated net realized loss from investment transactions and futures                (15,642,111)   (51,943,421)   (49,627,591)
Net unrealized appreciation on investments and futures                                  4,637,860      2,867,134     37,194,206
                                                                                     ------------   ------------   ------------
   Net Assets                                                                        $ 43,132,171   $ 84,914,132   $322,595,159
                                                                                     ============   ============   ============
Market value of securities loaned                                                    $ 12,111,866   $  9,824,573   $ 12,213,689
                                                                                     ============   ============   ============
Net Assets:
   Institutional Shares                                                              $ 35,821,948   $ 71,418,469   $255,207,082
   Class A Shares                                                                       6,639,936     11,675,508     61,245,213
   Class B Shares                                                                         541,090      1,555,719      4,834,896
   Class C Shares                                                                         129,197        264,436      1,307,968
   Select Shares                                                                               NA             NA             NA
   Preferred Shares                                                                            NA             NA             NA
   Trust Shares                                                                                NA             NA             NA
                                                                                     ------------   ------------   ------------
   Total                                                                             $ 43,132,171   $ 84,914,132   $322,595,159
                                                                                     ============   ============   ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                                 5,503,653      9,008,018     18,989,899
   Class A Shares                                                                       1,097,697      1,553,935      4,691,295
   Class B Shares                                                                          98,634        232,131        397,985
   Class C Shares                                                                          23,516         42,251        111,252
   Select Shares                                                                               NA             NA             NA
   Preferred Shares                                                                            NA             NA             NA
   Trust Shares                                                                                NA             NA             NA
                                                                                     ------------   ------------   ------------
   Total                                                                                6,723,500     10,836,335     24,190,431
                                                                                     ============   ============   ============

Net Asset Value
   Institutional Shares                                                              $       6.51   $       7.93   $      13.44
                                                                                     ============   ============   ============
   Class A Shares-redemption price per share                                         $       6.05   $       7.51   $      13.06
                                                                                     ============   ============   ============
   Class B Shares-offering price per share*                                          $       5.49   $       6.70   $      12.15
                                                                                     ============   ============   ============
   Class C Shares-offering price per share*                                          $       5.49   $       6.26   $      11.76
                                                                                     ============   ============   ============
   Select Shares                                                                               NA             NA             NA
                                                                                     ============   ============   ============
   Preferred Shares                                                                            NA             NA             NA
                                                                                     ============   ============   ============
   Trust Shares                                                                                NA             NA             NA
                                                                                     ============   ============   ============
Maximum Sales Charge
   Class A Shares                                                                           5.00%          5.00%          5.00%
                                                                                     ============   ============   ============
Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge)
   of net asset value adjusted to the nearest cent) per share Class A Shares         $       6.37   $       7.91   $      13.75
                                                                                     ============   ============   ============

----------------
* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  DISCIPLINED       STRUCTURED
  DIVIDEND       MICRO CAP     SMALL CAP          ALL CAP          LARGE CAP         LARGE CAP         EQUITY
   GROWTH          VALUE         VALUE             VALUE             VALUE             PLUS            INDEX
------------    -----------   ------------      ------------     -------------     ------------     ------------
$  8,655,847    $29,786,586   $ 52,573,223      $125,297,121     $ 301,084,879     $ 91,351,573     $152,600,409
   1,057,352         88,429      4,771,923         6,489,708        32,136,308        9,738,876      130,653,750
------------    -----------   ------------      ------------     -------------     ------------     ------------
   9,713,199     29,875,015     57,345,146       131,786,829       333,221,187      101,090,449      283,254,159


      59,787      2,303,942      2,744,553         5,631,128        13,660,870        1,328,831        4,949,812
------------    -----------   ------------      ------------     -------------     ------------     ------------
   9,772,986     32,178,957     60,089,699       137,417,957       346,882,057      102,419,280      288,203,971
          --             --             --                --                --          135,000               --
       5,590          8,908          9,576            94,647           332,522          134,945          312,822
          --        206,247      1,044,594         3,650,650         8,878,171       16,769,240               --
          95         92,022         25,312           210,844           415,704               --          344,325
          --             --             --               757             6,086               --               --
       8,209             --             --                --                --               --               --
      20,468         26,951         24,629            33,494            33,101           29,030           39,203
------------    -----------   ------------      ------------     -------------     ------------     ------------
   9,807,348     32,513,085     61,193,810       141,408,349       356,547,641      119,487,495      288,900,321
------------    -----------   ------------      ------------     -------------     ------------     ------------

          --             --             --                --                --       23,261,952               --
           6        268,337        846,971         3,982,268        15,267,018       15,508,937          183,425
   2,179,925        478,559      1,356,260         3,428,536           676,322               --        5,251,649
       7,179        119,101        254,993           447,048           354,052            6,324          306,030
          --             --             --                --                --           27,894           41,800

          --         18,167         46,965            91,994           239,349           35,079           13,878
         960          5,419          1,166            19,678            43,191            2,227           26,054
          --             --             --                --                --            5,394               --
      23,240         32,275         19,014            59,898            51,518           39,291           39,402
------------    -----------   ------------      ------------     -------------     ------------     ------------
   2,211,310        921,858      2,525,369         8,029,422        16,631,450       38,887,098        5,862,238
------------    -----------   ------------      ------------     -------------     ------------     ------------

  23,850,710     39,497,906     67,909,274       170,633,034       424,965,583      135,401,863      157,070,667
        (491)         5,973         90,164           (11,107)           82,468            1,602          224,861
 (17,311,533)    (8,001,081)   (14,102,920)      (43,732,708)     (117,268,168)     (63,585,680)      (4,687,391)
   1,057,352         88,429      4,771,923         6,489,708        32,136,308        8,782,612      130,429,946
------------    -----------   ------------      ------------     -------------     ------------     ------------
$  7,596,038     31,591,227   $ 58,668,441      $133,378,927     $ 339,916,191     $ 80,600,397     $283,038,083
============    ===========   ============      ============     =============     ============     ============
$  2,131,442    $   462,198   $  1,317,323      $  3,311,413     $     652,374     $         --     $  5,342,416
============    ===========   ============      ============     =============     ============     ============

$  5,307,898    $17,987,226   $ 56,292,039      $ 83,228,797     $ 326,307,200     $ 74,807,010     $149,609,554
   1,993,513      9,955,899      1,396,402        37,629,837        11,200,925        5,460,630       40,153,369
     131,540      1,711,073        608,231         7,669,897         1,759,459          285,753        1,958,785
     163,087      1,937,029        371,769         4,850,396           648,607           47,004          993,353
          NA             NA             NA                NA                NA               NA        9,773,368
          NA             NA             NA                NA                NA               NA       47,812,048
          NA             NA             NA                NA                NA               NA       32,737,606
------------    -----------   ------------      ------------     -------------     ------------     ------------
$  7,596,038    $31,591,227   $ 58,668,441      $133,378,927     $ 339,916,191     $ 80,600,397     $283,038,083
============    ===========   ============      ============     =============     ============     ============

     272,735      5,192,691      3,643,050         6,055,315        34,894,106        7,707,488        7,326,751
     104,337      3,093,791         91,292         2,788,499         1,201,938          569,811        1,973,536
       7,131        592,712         41,489           599,815           186,780           29,926           96,868
       9,118        670,283         25,450           380,338            70,453            4,913           49,100
          NA             NA             NA                NA                NA               NA          478,782
          NA             NA             NA                NA                NA               NA        2,342,740
          NA             NA             NA                NA                NA               NA        1,603,546
------------    -----------   ------------      ------------     -------------     ------------     ------------
     393,321      9,549,477      3,801,281         9,823,967        36,353,277        8,312,138       13,871,323
============    ===========   ============      ============     =============     ============     ============

$      19.46    $      3.46   $      15.45      $      13.74     $        9.35     $       9.71     $      20.42
============    ===========   ============      ============     =============     ============     ============
$      19.11    $      3.22   $      15.30      $      13.49     $        9.32     $       9.58     $      20.35
============    ===========   ============      ============     =============     ============     ============
$      18.45    $      2.89   $      14.66      $      12.79     $        9.42     $       9.55     $      20.22
============    ===========   ============      ============     =============     ============     ============
$      17.89    $      2.89   $      14.61      $      12.75     $        9.21     $       9.57     $      20.23
============    ===========   ============      ============     =============     ============     ============
          NA             NA             NA                NA                NA               NA     $      20.41
============    ===========   ============      ============     =============     ============     ============
          NA             NA             NA                NA                NA               NA     $      20.41
============    ===========   ============      ============     =============     ============     ============
          NA             NA             NA                NA                NA               NA     $      20.42
============    ===========   ============      ============     =============     ============     ============
       5.00%          5.00%          5.00%             5.00%             5.00%            5.00%            5.00%
============    ===========   ============      ============     =============     ============     ============

$      20.12    $      3.39   $      16.11      $      14.20     $        9.81     $      10.08     $      21.42
============    ===========   ============      ============     =============     ============     ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                     INTERNATIONAL     STRATEGIC      LIFEMODEL
ASSETS:                                                                                 EQUITY          INCOME      AGGRESSIVE(SM)
                                                                                     -------------   ------------   --------------
Investments, at cost                                                                 $ 258,542,179  $105,011,529    $         --
Net unrealized appreciation/(depreciation)                                               7,063,714   (12,764,862)             --
                                                                                     -------------  ------------    ------------
Investments, at value                                                                  265,605,893    92,246,667              --
Investment in affiliates, at value (cost $2,573,753, $4,886,599, $136,836,725,
   $245,832,436, $296,408,896, $66,061,073, $45,494,811, $38, $16,211,624,
   and $5,815,955; respectively)                                                         2,573,753     4,886,599     113,530,958+
   Total Investments                                                                   268,179,646    97,133,266     113,530,958
Cash collateral for futures                                                                322,974       196,500              --
Foreign currency, at value (cost $384,404, $103,453, $-, $-,
   $-, $-, $-, $-, $344,018 and $430,814; respectively)                                    381,984        94,451              --
Interest, dividends and other receivables                                                  193,104       540,409              58
Receivable for investments sold                                                                 --        34,339              --
Receivable for Fund shares sold                                                             48,531       241,818          63,002
Receivable for variation margin on futures contracts                                            --        13,125              --
Reclaims receivable                                                                        232,241         2,133              --
Receivable from Advisor and affiliates                                                          --            --          14,295
Prepaid expenses and other assets                                                           27,422        25,981          28,070
                                                                                     -------------  ------------    ------------
   Total Assets                                                                        269,385,902    98,282,022     113,636,383
                                                                                     -------------  ------------    ------------
LIABILITIES:
Cash overdraft                                                                                  --            --              --
Distributions payable                                                                           --       275,023              --
Payable for investments purchased                                                              363       881,257              54+
Payable upon return of securities loaned                                                16,279,634    11,542,917              --
Payable for Fund shares redeemed                                                           103,899         5,117          95,210
Payable for forward foreign currency contracts                                                  --        41,141              --
Payable for variation margin on futures contracts                                           34,803            --              --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                                       225,092        41,231              --
   Distribution and administrative servicing fee                                             5,327        12,666          13,954
   Other                                                                                    48,852        31,898          42,304
                                                                                     -------------  ------------    ------------
   Total Liabilities                                                                    16,697,970    12,831,250         151,522
                                                                                     -------------  ------------    ------------
NET ASSETS:
Paid-in Capital                                                                        391,429,635   108,629,399     149,464,703
Accumulated net investment income/(loss)                                                   288,489      (352,686)         (8,567)
Accumulated net realized loss from investment
   transactions, futures and foreign currency                                         (145,773,629)   (9,999,552)    (12,665,508)
Net unrealized appreciation/(depreciation) on
   investments, futures and foreign currency                                             6,743,437   (12,826,389)    (23,305,767)
                                                                                     -------------  ------------    ------------
   Net Assets                                                                        $ 252,687,932  $ 85,450,772    $113,484,861
                                                                                     =============  ============    ============

Market value of securities loaned                                                    $  15,515,626  $ 11,262,235    $         --
                                                                                     =============  ============    ============
Net Assets:
   Institutional Shares                                                              $ 240,594,869  $ 57,952,599    $ 77,386,819
   Class A Shares                                                                       10,904,428    16,735,267      27,489,956
   Class B Shares                                                                          848,304       787,232       7,406,776
   Class C Shares                                                                          340,331     9,975,674       1,201,310
                                                                                     -------------  ------------    ------------
   Total                                                                             $ 252,687,932  $ 85,450,772    $113,484,861
                                                                                     =============  ============    ============
Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
   Institutional Shares                                                                 32,774,971     5,988,665       8,458,704
   Class A Shares                                                                        1,486,236     1,733,629       3,027,281
   Class B Shares                                                                          118,187        81,569         845,159
   Class C Shares                                                                           49,555     1,043,068         137,169
                                                                                     -------------  ------------    ------------
   Total                                                                                34,428,949     8,846,931      12,468,313
                                                                                     =============  ============    ============
Net Asset Value
   Institutional Shares                                                              $        7.34  $       9.68    $       9.15
                                                                                     =============  ============    ============
   Class A Shares-redemption price per share                                         $        7.34  $       9.65    $       9.08
                                                                                     =============  ============    ============
   Class B Shares-offering price per share*                                          $        7.18  $       9.65    $       8.76
                                                                                     =============  ============    ============
   Class C Shares-offering price per share*                                          $        6.87  $       9.56    $       8.76
                                                                                     =============  ============    ============
Maximum Sales Charge
   Class A Shares                                                                            5.00%         5.00%           5.00%
                                                                                     =============  ============    ============
Maximum Offering Price (100%/(100%-Maximum sales charge)
   of net asset value adjusted to the nearest cent) per share Class A Shares         $        7.73  $      10.16    $       9.56
                                                                                     =============  ============    ============

-----------------
* Redemption price per share varies by length of time shares are held. + Represents receivable from or payable to affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

  LIFEMODEL                       LIFEMODEL
 MODERATELY       LIFEMODEL       MODERATELY        LIFEMODEL         HIGH YIELD     TOTAL RETURN     SHORT TERM
AGGRESSIVE(SM)   MODERATE(SM)  CONSERVATIVE(SM)  CONSERVATIVE(SM)        BOND            BOND            BOND
--------------  -------------  ----------------  ----------------   -------------    ------------    ------------
$         --    $         --      $        --       $        --      $59,868,348     $347,269,359    $321,408,230
          --              --               --                --        1,207,638      (21,308,793)       (800,689)
------------    ------------      -----------       -----------      -----------     ------------    ------------
          --              --               --                --       61,075,986      325,960,566     320,607,541

 213,459,802     264,996,748       61,109,344        41,835,607               38       16,211,624       5,815,955
------------    ------------      -----------       -----------      -----------     ------------    ------------
 213,459,802     264,996,748       61,109,344        41,835,607       61,076,024      342,172,190     326,423,496
          --              --               --                --               --          242,000           3,000

          --              --               --                --               --          328,490         426,873
         228+            129+              54+               11+       1,071,506        2,128,459       1,570,436
          --              --               --                --        1,680,358          488,144         250,178
     170,124         577,290           38,349           114,080          753,167          104,297       2,001,093
          --              --               --                --               --           59,156             937
          --              --               --                --               --           18,339              --
      23,443          11,208            9,633             8,569               --               --              --
      31,924          34,592           26,393            25,549           30,505           35,097          41,604
------------    ------------      -----------       -----------      -----------     ------------    ------------
 213,685,521     265,619,967       61,183,773        41,983,816       64,611,560      345,576,172     330,717,617
------------    ------------      -----------       -----------      -----------     ------------    ------------

          --              --               --                --        3,820,705               --              --
          --              --               --                --               15               --              --
         181+            116+              49+               10+         196,395        4,894,906             419
          --              --               --                --       13,117,195       20,223,270      68,582,375
     119,594         256,582           23,368            13,612           82,713          257,709         271,260
          --              --               --                --               --               --              --
          --              --               --                --               --               --              --

          --              --               --                --           19,352          152,565          96,205
      42,653          29,333           10,992             7,286            2,491            5,113           7,190
      76,018          55,401           24,336            19,497           12,867           43,938          35,920
------------    ------------      -----------       -----------      -----------     ------------    ------------
     238,446         341,432           58,745            40,405       17,251,733       25,577,501      68,993,369
------------    ------------      -----------       -----------      -----------     ------------    ------------

 258,991,932     331,332,791       71,494,750        48,545,207       50,660,883      441,723,804     281,893,075
      94,655         289,908           79,454            78,736           43,841       (1,409,674)         43,304

 (13,266,878)    (34,932,016)      (5,497,447)       (3,021,328)      (4,552,535)     (98,928,440)    (19,410,066)

 (32,372,634)    (31,412,148)      (4,951,729)       (3,659,204)       1,207,638      (21,387,019)       (802,065)
------------    ------------      -----------       -----------      -----------     ------------    ------------
$213,447,075    $265,278,535      $61,125,028       $41,943,411      $47,359,827     $319,998,671    $261,724,248
============    ============      ===========       ===========      ===========     ============    ============
$         --    $         --      $        --       $        --      $   135,791     $ 19,806,253    $ 67,192,303
============    ============      ===========       ===========      ===========     ============    ============

$109,437,884    $198,132,868      $37,134,722       $26,020,086      $42,528,868     $301,462,477    $239,184,526
  74,120,020      45,341,319       15,166,796         9,951,417        3,795,852       15,019,048      18,064,137
  26,698,954      19,054,011        7,781,245         4,524,453           92,069        2,745,407              NA
   3,190,217       2,750,337        1,042,265         1,447,455          943,038          771,739       4,475,585
------------    ------------      -----------       -----------      -----------     ------------    ------------
$213,447,075    $265,278,535      $61,125,028       $41,943,411      $47,359,827     $319,998,671    $261,724,248
============    ============      ===========       ===========      ===========     ============    ============


  11,423,018      21,058,377        4,253,291         2,871,343        4,482,272       34,241,831      25,170,731
   7,748,641       4,826,251        1,740,133         1,100,548          401,419        1,706,871       1,902,109
   2,822,765       2,040,495          896,191           502,445            9,714          311,686              NA
     337,133         294,277          119,878           160,530           99,581           87,579         472,094
------------    ------------      -----------       -----------      -----------     ------------    ------------
  22,331,557      28,219,400        7,009,493         4,634,866        4,992,986       36,347,967      27,544,934
============    ============      ===========       ===========      ===========     ============    ============

$       9.58    $       9.41     $       8.73       $      9.06      $      9.49     $       8.80    $       9.50
============    ============     ============       ===========      ===========     ============    ============
$       9.57    $       9.39     $       8.72       $      9.04      $      9.46     $       8.80    $       9.50
============    ============     ============       ===========      ===========     ============    ============
$       9.46    $       9.34     $       8.68       $      9.00      $      9.48     $       8.81              NA
============    ============     ============       ===========      ===========     ============    ============
$       9.46    $       9.35     $       8.69       $      9.02      $      9.47     $       8.81    $       9.48
============    ============     ============       ===========      ===========     ============    ============
       5.00%           5.00%            5.00%             5.00%            4.75%            4.75%           3.00%
============    ============     ============       ===========      ===========     ============    ============

$      10.07    $       9.88     $       9.18       $      9.52      $      9.93     $       9.24    $       9.79
============    ============     ============       ===========      ===========     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SMALL CAP       MID CAP       QUALITY
INVESTMENT INCOME:                                                                      GROWTH         GROWTH         GROWTH
                                                                                     ------------   ------------   ------------
Interest income                                                                      $         --   $         --   $     67,263
Dividend income                                                                           115,416        321,852      1,887,438
Dividend income from affiliates                                                             1,230          1,665          5,612
Foreign tax withholding                                                                    (2,123)          (307)            --
Income from securities lending                                                              9,666          1,440          1,354
Other income                                                                                   --             --             --
                                                                                     ------------   ------------   ------------
   Total Investment Income                                                                124,189        324,650      1,961,667
                                                                                     ------------   ------------   ------------
EXPENSES:
Investment advisory fees                                                                  178,379        379,400      1,275,947
Administration fees                                                                        44,205         82,269        276,686
Distribution servicing fees - Class A Shares                                                8,767         15,594         80,401
Distribution servicing fees - Class B Shares                                                2,851          8,883         28,252
Distribution servicing fees - Class C Shares                                                  626          1,234          5,885
Administrative servicing fees - Class C Shares                                                209            411          1,962
Administrative servicing fees - Select Shares                                                  NA             NA             NA
Administrative servicing fees - Preferred Shares                                               NA             NA             NA
Administrative servicing fees - Trust Shares                                                   NA             NA             NA
Accounting fees                                                                            32,828         32,737         49,922
Registration and filing fees                                                               13,579         13,851         14,993
Transfer and dividend disbursing agent fees                                                21,682         45,202        138,682
Custody fees                                                                                2,969          2,477          4,103
Trustees' fees and expenses                                                                 1,148          2,250          6,983
Professional fees                                                                           9,036         10,003         14,397
Printing expense                                                                            8,016         15,287         48,937
Interest expense                                                                               --             --             --
Dividends on securities sold short                                                             --             --             --
Other expenses                                                                              2,547          4,887         11,558
                                                                                     ------------   ------------   ------------
   Total expenses                                                                         326,842        614,485      1,958,708
                                                                                     ------------   ------------   ------------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                                            (57,014)      (158,656)      (151,578)
                                                                                     ------------   ------------   ------------
   Net Expenses                                                                           269,828        455,829      1,807,130
                                                                                     ------------   ------------   ------------

   Net Investment Income/(Loss)                                                          (145,639)      (131,179)       154,537
                                                                                     ------------   ------------   ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
   FROM INVESTMENTS AND FUTURES:
Net realized gains/(losses) on investment transactions                                    556,087       (973,143)    (3,735,758)
Net realized gains on futures transactions                                                     --             --             --
Change in unrealized appreciation/(depreciation) on investments and futures             3,556,581      8,839,295     27,254,884
                                                                                     ------------   ------------   ------------

Net realized and unrealized gains on investments and futures                            4,112,668      7,866,152     23,519,126
                                                                                     ------------   ------------   ------------

Change in net assets resulting from operations                                       $  3,967,029   $  7,734,973   $ 23,673,663
                                                                                     ============   ============   ============

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  DISCIPLINED       STRUCTURED
  DIVIDEND       MICRO CAP     SMALL CAP          ALL CAP          LARGE CAP         LARGE CAP         EQUITY
   GROWTH          VALUE         VALUE             VALUE             VALUE             PLUS            INDEX
------------    -----------   ------------      ------------     -------------     ------------     ------------
  $     --       $       --    $        --       $        --      $        --       $        --      $       --
    83,373          194,915        643,696         1,597,311        4,180,804         1,103,589        2,858,721
       118            1,607          2,680             2,585            6,763             2,807            5,624
      (260)              --             --              (567)          (4,564)           (1,507)              --
       381              138          2,031             4,244               89                --            3,275
        --               --             --                15               43                17               67
  --------       ----------    -----------       -----------      -----------       -----------      -----------
    83,612          196,660        648,407         1,603,588        4,183,135         1,104,906        2,867,687
  --------       ----------    -----------       -----------      -----------       -----------      -----------

    33,193          157,490        310,556           725,391        1,369,947           294,250          431,283
     7,198           27,349         59,859           125,836          297,067            72,922          249,395
     2,699           12,012          1,715            46,742           14,656             7,260           54,175
       713            9,178          3,061            44,634            9,892             1,695           10,375
       633            6,117          1,535            19,417            2,767                69            4,698
       211            2,039            512             6,472              922                23            1,566
        NA               NA             NA                NA               NA                NA            4,143
        NA               NA             NA                NA               NA                NA           35,182
        NA               NA             NA                NA               NA                NA           38,858
    32,666           33,237         32,666            33,150           51,610            36,511           69,396
    14,209           13,617         10,795            13,638           15,995            16,430           13,705
    11,874           31,944         10,734            86,420           60,621            20,331           41,700
     3,042            7,679          5,747             6,749            5,992             5,822           11,603
       252              592          1,474             3,293            7,488             2,160            6,039
     8,184            8,734          9,261            10,826           14,782            85,021           13,703
     4,666           14,222          3,727            34,108           20,336             7,819           15,311
        --               --             --                --               --            99,834               --
        --               --             --                --               --           185,042               --
     1,447            1,950          2,982             5,494           11,042             3,745           24,170
  --------       ----------    -----------       -----------      -----------       -----------      -----------
   120,987          326,160        454,624         1,162,170        1,883,117           838,934        1,025,302
  --------       ----------    -----------       -----------      -----------       -----------      -----------

   (86,442)         (84,202)       (41,989)         (253,228)        (253,580)         (138,239)        (603,161)
  --------       ----------    -----------       -----------      -----------       -----------      -----------
    34,545          241,958        412,635           908,942        1,629,537           700,695          422,141
  --------       ----------    -----------       -----------      -----------       -----------      -----------

    49,067          (45,298)       235,772           694,646        2,553,598           404,211        2,445,546
  --------       ----------    -----------       -----------      -----------       -----------      -----------

   431,345        1,801,919      3,037,904          (377,320)      (2,726,690)       (2,667,908)       1,929,246
        --               --             --                --               --           703,541        1,527,998
    71,556          285,626      7,039,774        14,163,375       32,329,539         7,853,233       19,944,209
  --------       ----------    -----------       -----------      -----------       -----------      -----------

   502,901        2,087,545     10,077,678        13,786,055       29,602,849         5,888,866       23,401,453
  --------       ----------    -----------       -----------      -----------       -----------      -----------
  $551,968       $2,042,247    $10,313,450       $14,480,701      $32,156,447       $ 6,293,077      $25,846,999
  ========       ==========    ===========       ===========      ===========       ===========      ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     INTERNATIONAL    STRATEGIC      LIFEMODEL
INVESTMENT INCOME:                                                                      EQUITY         INCOME      AGGRESSIVE(SM)
                                                                                     ------------   ------------   --------------
Interest income                                                                      $         --   $  1,141,869    $        --
Dividend income                                                                         2,754,662      1,665,724             --
Dividend income from affiliates                                                             3,840          3,526      1,409,890
Foreign tax withholding                                                                  (166,177)          (188)            --
Income from securities lending                                                              3,638          2,198             --
Other income                                                                                   26             --             --
                                                                                     ------------   ------------    -----------
   Total Investment Income                                                              2,595,989      2,813,129      1,409,890
                                                                                     ------------   ------------    -----------
EXPENSES:
Investment advisory fees                                                                1,290,968        421,009         90,684
Administration fees                                                                       223,952         73,035        104,877
Distribution servicing fees - Class A Shares                                               15,469         19,073         36,583
Distribution servicing fees - Class B Shares                                                4,893          3,943         40,480
Distribution servicing fees - Class C Shares                                                1,446         35,313          4,861
Administrative servicing fees - Class C Shares                                                482         11,771          1,620
Accounting fees                                                                            52,582         35,112         31,077
Registration and filing fees                                                               16,977         12,699         12,125
Transfer and dividend disbursing agent fees                                                35,787         23,676         56,737
Custody fees                                                                               50,923          2,986          1,156
Trustees' fees and expenses                                                                 5,728          1,895          2,886
Professional fees                                                                          15,783         12,435          9,556
Printing expense                                                                           10,936          9,863         22,892
Interest expense                                                                            9,372             --             --
Other expenses                                                                              8,847          3,329          4,392
                                                                                     ------------   ------------    -----------
   Total expenses                                                                       1,744,145        666,139        419,926
                                                                                     ------------   ------------    -----------
   Less: Waiver and/or reimbursement from
     Advisor and/or affiliates                                                           (182,320)      (223,386)      (288,017)
                                                                                     ------------   ------------    -----------
   Net Expenses                                                                         1,561,825        442,753        131,909
                                                                                     ------------   ------------    -----------

   Net Investment Income                                                                1,034,164      2,370,376      1,277,981
                                                                                     ------------   ------------    -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
   FROM INVESTMENTS, FUTURES AND FOREIGN CURRENCY:
Net realized gains/(losses) on investment and foreign currency transactions             8,825,345       (554,591)    (6,591,875)+
Net realized gains on futures transactions                                              1,007,274        163,330             --
Change in unrealized appreciation/(depreciation) on investments, futures and
   foreign currency transactions                                                         (290,950)     8,368,194     13,910,178
                                                                                     ------------   ------------    -----------
Net realized and unrealized gains on investments, futures and
   foreign currency transactions                                                        9,541,669      7,976,933      7,318,303
                                                                                     ------------   ------------    -----------
Change in net assets resulting from operations                                       $ 10,575,833   $ 10,347,309    $ 8,596,284
                                                                                     ============   ============    ===========

-----------------
+ Represents realized losses from investment transactions with affiliates.

                       See notes to financial statements.

                                                              FIFTH THIRD FUNDS
                                                       STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)

--------------------------------------------------------------------------------

   LIFEMODEL                           LIFEMODEL
  MODERATELY        LIFEMODEL         MODERATELY           LIFEMODEL          HIGH YIELD    TOTAL RETURN    SHORT TERM
AGGRESSIVE(SM)     MODERATE(SM)    CONSERVATIVE(SM)    CONSERVATIVE(SM)         BOND           BOND           BOND
--------------    -------------    ----------------    ----------------    -------------   ------------   ------------
 $        --       $         --      $        --         $        --         $2,377,208    $  9,104,458    $3,989,333
          --                 --               --                  --              3,462         186,406            --
   3,055,595          4,976,899        1,117,288             891,364                642           6,017         5,579
          --                 --               --                  --                 --              --            --
          --                 --               --                  --              1,675           2,228         8,073
          --                 --               --                  --                 --          38,190         1,489
 -----------       ------------      -----------         -----------         ----------    ------------    ----------
   3,055,595          4,976,899        1,117,288             891,364          2,382,987       9,337,299     4,004,474
 -----------       ------------      -----------         -----------         ----------    ------------    ----------

     161,750            226,586           47,714              33,135            189,307       1,145,797       617,302
     187,066            262,035           55,182              38,320             46,966         331,264       214,396
      86,209             60,745           20,867              12,890              8,906          19,792        15,728
     141,988            103,404           41,308              24,721                395          14,383            NA
      12,612             10,296            4,461               5,731              1,949           2,871         9,331
       4,204              3,432            1,487               1,911                650             957         3,110
      37,498             46,156           31,068              31,060             36,093          62,784        40,574
      12,645             12,522           11,901              11,515             12,069          14,383        15,586
     119,365             70,579           20,922              11,509              4,225          33,975        36,877
       1,945              2,855              635                 422              1,597          10,771         6,499
       5,218              8,209            1,615               1,086              1,077           9,671         5,278
      12,388             15,100            7,744               7,695             13,343          17,482        14,521
      48,151             27,813            8,347               4,499              2,027           9,394        12,784
          --                 --               --                  --                 --              --            --
       6,971             10,018            2,835               2,087              2,191          13,223         6,641
 -----------       ------------      -----------         -----------         ----------    ------------    ----------
     838,010            859,750          256,086             186,581            320,795       1,686,747       998,627
 -----------       ------------      -----------         -----------         ----------    ------------    ----------

    (506,730)          (561,027)        (162,515)           (123,656)          (108,771)       (407,464)     (236,398)
 -----------       ------------      -----------         -----------         ----------    ------------    ----------
     331,280            298,723           93,571              62,925            212,024       1,279,283       762,229
 -----------       ------------      -----------         -----------         ----------    ------------    ----------

   2,724,315          4,678,176        1,023,717             828,439          2,170,963       8,058,016     3,242,245
 -----------       ------------      -----------         -----------         ----------    ------------    ----------

  (8,051,343)+      (27,378,752)+     (2,948,750)+        (2,022,449)+          480,366     (19,603,991)      (48,869)
          --                 --               --                  --                 --         916,891        83,454

  18,821,761         42,021,895        5,867,421           3,641,866          4,013,625      35,212,577     4,532,362
 -----------       ------------      -----------         -----------         ----------    ------------    ----------

  10,770,418         14,643,143        2,918,671           1,619,417          4,493,991      16,525,477     4,566,947
 -----------       ------------      -----------         -----------         ----------    ------------    ----------
 $13,494,733       $ 19,321,319      $ 3,942,388         $ 2,447,856         $6,664,954    $ 24,583,493    $7,809,192
 ===========       ============      ===========         ===========         ==========    ============    ==========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    SMALL CAP GROWTH                    MID CAP GROWTH
                                                              ------------------------------      ------------------------------
                                                               SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                  ENDED             ENDED            ENDED             ENDED
                                                               JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                                2010 (a)            2009            2010 (a)            2009
                                                              ------------      ------------      ------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)                                $   (145,639)     $   (270,799)     $   (131,179)    $    (233,355)
  Net realized gains/(losses) on investment transactions           556,087       (15,191,493)         (973,143)      (49,912,688)
  Net change in unrealized appreciation/(depreciation) on
    investment and futures transactions                          3,556,581        (5,469,277)        8,839,295       (17,102,132)
                                                              ------------      ------------      ------------     -------------
Change in net assets resulting from operations                   3,967,029       (20,931,569)        7,734,973       (67,248,175)
                                                              ------------      ------------      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                                  --                --                --                --
  Class A Shares                                                        --                --                --                --
  Class B Shares                                                        --                --                --                --
  Class C Shares                                                        --                --                --                --

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                  --                --                --       (15,799,771)
  Class A Shares                                                        --                --                --        (2,230,945)
  Class B Shares                                                        --                --                --          (484,107)
  Class C Shares                                                        --                --                --           (84,681)
                                                              ------------      ------------      ------------     -------------
  Change in net assets from shareholder distributions                   --                --                --       (18,599,504)
                                                              ------------      ------------      ------------     -------------
Change in net assets from Fund share transactions              (11,521,298)       (7,074,949)      (18,794,304)      (52,532,002)
                                                              ------------      ------------      ------------     -------------
Change in net assets                                            (7,554,269)      (28,006,518)      (11,059,331)     (138,379,681)

NET ASSETS:
Beginning of period                                             50,686,440        78,692,958        95,973,463       234,353,144
                                                              ------------      ------------      ------------     -------------
End of period                                                 $ 43,132,171      $ 50,686,440      $ 84,914,132     $  95,973,463
                                                              ============      ============      ============     =============

Accumulated net investment income/(loss)                      $   (149,690)     $     (4,051)     $   (131,179)    $          --
                                                              ============      ============      ============     =============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

     QUALITY GROWTH                  DIVIDEND GROWTH                 MICRO CAP VALUE                 SMALL CAP VALUE
----------------------------     --------------------------     --------------------------     ----------------------------
 SIX MONTHS          YEAR        SIX MONTHS         YEAR        SIX MONTHS        YEAR         SIX MONTHS          YEAR
   ENDED            ENDED           ENDED          ENDED           ENDED         ENDED            ENDED           ENDED
 JANUARY 31,       JULY 31,      JANUARY 31,      JULY 31,      JANUARY 31,     JULY 31,        JANUARY 31,      JULY 31,
  2010 (a)          2009           2010 (a)         2009          2010 (a)        2009            2010 (a)         2009
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
$    154,537    $  1,717,680     $    49,067    $   200,548     $   (45,298)   $   119,980     $    235,772    $  1,074,826
  (3,735,758)    (42,381,346)        431,345     (4,137,371)      1,801,919     (6,300,682)       3,037,904     (15,847,456)

  27,254,884     (65,154,751)         71,556       (278,321)        285,626        914,167        7,039,774      (3,419,451)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
  23,673,663    (105,818,417)        551,968     (4,215,144)      2,042,247     (5,266,535)      10,313,450     (18,192,081)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

    (670,279)       (813,653)        (39,978)      (196,329)             --        (82,291)        (437,144)     (1,120,901)
    (103,651)       (134,733)        (12,681)       (41,160)             --        (16,358)          (6,203)        (17,872)
          --          (1,975)           (417)        (1,763)             --         (1,249)             (50)         (3,667)
          --            (673)           (514)        (2,363)             --           (717)              --          (2,900)

          --     (10,275,994)             --             --              --        (52,897)              --         (20,170)
          --      (2,566,441)             --             --              --        (24,130)              --            (390)
          --        (411,586)             --             --              --         (7,846)              --            (197)
          --         (84,424)             --             --              --         (4,689)              --            (125)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
    (773,930)    (14,289,479)        (53,590)      (241,615)             --       (190,177)        (443,397)     (1,166,222)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
  (6,388,966)    (52,407,403)     (2,226,274)    (6,301,907)      1,275,353     (4,264,592)     (18,682,832)     (2,523,165)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
  16,510,767    (172,515,299)     (1,727,896)   (10,758,666)      3,317,600     (9,721,304)      (8,812,779)    (21,881,468)

 306,084,392     478,599,691       9,323,934     20,082,600      28,273,627     37,994,931       67,481,220      89,362,688
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
$322,595,159    $306,084,392     $ 7,596,038    $ 9,323,934     $31,591,227    $28,273,627     $ 58,668,441    $ 67,481,220
============    ============     ===========   ============     ===========    ===========     ============    ============

$    154,081    $    773,474     $      (491)   $     4,032     $     5,973    $    51,271     $     90,164    $    297,789
============    ============     ===========   ============     ===========    ===========     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           DISCIPLINED
                                                                       ALL CAP VALUE                     LARGE CAP VALUE
                                                              ------------------------------      ------------------------------
                                                               SIX MONTHS          YEAR            SIX MONTHS           YEAR
                                                                  ENDED            ENDED             ENDED             ENDED
                                                               JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                                2010 (a)           2009             2010 (a)            2009
                                                              ------------     -------------      ------------     -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                       $    694,646      $  2,801,988      $  2,553,598     $   8,585,632
  Net realized gains/(losses) on investment and
   foreign currency transactions                                  (377,320)      (40,793,430)       (2,726,690)     (111,466,740)
  Net realized gains/(losses) on futures transactions                   --                --                --                --
  Net change in unrealized appreciation/(depreciation) on
     investments, futures and foreign currency transactions     14,163,375       (19,016,994)       32,329,539        (7,681,588)
                                                              ------------     -------------      ------------     -------------
Change in net assets resulting from operations                  14,480,701       (57,008,436)       32,156,447      (110,562,696)
                                                              ------------     -------------      ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                            (539,574)       (2,322,599)       (2,503,826)       (9,528,516)
  Class A Shares                                                  (183,677)         (662,989)          (74,401)         (318,302)
  Class B Shares                                                   (16,412)         (141,121)           (5,880)          (51,229)
  Class C Shares                                                   (10,154)          (81,413)           (2,197)          (20,375)
  Select Shares                                                         NA                NA                NA                NA
  Preferred Shares                                                      NA                NA                NA                NA
  Trust Shares                                                          NA                NA                NA                NA

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                  --        (8,541,044)               --        (6,120,694)
  Class A Shares                                                        --        (2,608,357)               --          (218,916)
  Class B Shares                                                        --          (826,472)               --           (49,340)
  Class C Shares                                                        --          (472,165)               --           (16,869)
  Select Shares                                                         NA                NA                NA                NA
  Preferred Shares                                                      NA                NA                NA                NA
  Trust Shares                                                          NA                NA                NA                NA
                                                              ------------     -------------      ------------     -------------
  Change in net assets from shareholder distributions             (749,817)      (15,656,160)       (2,586,304)      (16,324,241)
                                                              ------------     -------------      ------------     -------------
Change in net assets from Fund share transactions              (21,793,645)      (28,684,331)      (11,791,631)      (61,428,189)
                                                              ------------     -------------      ------------     -------------
Change in net assets                                            (8,062,761)     (101,348,927)       17,778,512      (188,315,126)

NET ASSETS:
Beginning of period                                            141,441,688       242,790,615       322,137,679       510,452,805
                                                              ------------     -------------      ------------     -------------
End of period                                                 $133,378,927     $ 141,441,688      $339,916,191     $ 322,137,679
                                                              ============     =============      ============     =============

Accumulated net investment income/(loss)                      $    (11,107)    $      44,064      $     82,468     $     115,174
                                                              ============     =============      ============     =============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

       STRUCTURED
     LARGE CAP PLUS                     EQUITY INDEX               INTERNATIONAL EQUITY              STRATEGIC INCOME
----------------------------     --------------------------    ---------------------------    -----------------------------
 SIX MONTHS          YEAR        SIX MONTHS         YEAR        SIX MONTHS        YEAR        SIX MONTHS           YEAR
   ENDED            ENDED           ENDED          ENDED           ENDED         ENDED           ENDED            ENDED
 JANUARY 31,       JULY 31,      JANUARY 31,      JULY 31,      JANUARY 31,     JULY 31,       JANUARY 31,       JULY 31,
  2010 (a)          2009           2010 (a)         2009          2010 (a)        2009           2010 (a)          2009
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
$    404,211    $  1,505,793     $ 2,445,546   $  6,039,613     $ 1,034,164    $ 7,531,396    $   2,370,376    $  6,036,212
  (2,667,908)    (46,428,578)      1,929,246      2,026,937       8,825,345   (147,743,914)        (554,591)     (8,574,686)
     703,541        (324,340)      1,527,998     (1,956,017)      1,007,274     (1,806,080)         163,330       2,279,929
   7,853,233      (6,292,012)     19,944,209    (76,773,100)       (290,950)    23,614,007        8,368,194      (4,038,633)
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
   6,293,077     (51,539,137)     25,846,999    (70,662,567)     10,575,833   (118,404,591)      10,347,309      (4,297,178)
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------

    (561,045)     (2,087,267)     (1,398,722)    (3,568,905)     (7,370,433)    (6,743,508)      (2,746,102)     (5,089,269)
     (34,383)       (177,656)       (337,845)    (1,010,745)       (347,655)      (311,114)        (715,184)       (819,367)
        (751)         (7,622)         (8,560)       (39,152)        (24,568)       (15,149)         (33,545)        (49,786)
         (10)           (736)         (4,531)       (23,517)         (9,905)        (7,216)        (407,259)       (512,601)
          NA              NA         (90,468)      (230,309)             NA             NA               NA              NA
          NA              NA        (398,852)    (1,092,118)             NA             NA               NA              NA
          NA              NA        (247,234)      (814,295)             NA             NA               NA              NA

          --              --              --             --              --    (41,939,630)              --         (72,039)
          --              --              --             --              --     (2,120,448)              --         (11,356)
          --              --              --             --              --       (208,199)              --            (832)
          --              --              --             --              --        (75,346)              --          (8,233)
          NA              NA              --             --              NA             NA               NA              NA
          NA              NA              --             --              NA             NA               NA              NA
          NA              NA              --             --              NA             NA               NA              NA
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
    (596,189)     (2,273,281)     (2,486,212)    (6,779,041)     (7,752,561)   (51,420,610)      (3,902,090)     (6,563,483)
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
  (3,891,743)    (14,200,976)     (7,097,894)    (7,288,786)      2,786,932    (27,148,779)      (3,128,259)    (23,171,117)
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
   1,805,145     (68,013,394)     16,262,893    (84,730,394)      5,610,204   (196,973,980)       3,316,960     (34,031,778)

  78,795,252     146,808,646      266,775,190   351,505,584     247,077,728    444,051,708       82,133,812     116,165,590
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
$ 80,600,397    $ 78,795,252     $283,038,083  $266,775,190    $252,687,932   $247,077,728    $  85,450,772    $ 82,133,812
============    ============     ===========   ============    ============   ============    =============    ============

$      1,602    $    193,580     $    224,861  $    265,527    $    288,489   $  7,006,886    $    (352,686)   $  1,179,028
============    ============     ===========   ============    ============   ============    =============    ============

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         LIFEMODEL                           LIFEMODEL
                                                                      AGGRESSIVE(SM)                 MODERATELY AGGRESSIVE(SM)
                                                              ------------------------------      ------------------------------
                                                               SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                  ENDED            ENDED              ENDED            ENDED
                                                               JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                                2010 (a)            2009             2010 (a)           2009
                                                              ------------      ------------      ------------      ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                       $  1,277,981      $  2,332,101      $  2,724,315      $  5,735,787
  Net realized gains/(losses) on investment
    transactions                                                (6,591,875)+      (8,137,540)+      (8,051,343)+     (10,157,710)+
  Realized gain distributions from underlying funds                     --         7,564,541+               --         9,992,074+
  Net change in unrealized appreciation/(depreciation) on
    investment and futures transactions                         13,910,178       (41,114,152)       18,821,761       (57,647,868)
                                                              ------------      ------------      ------------      ------------
Change in net assets resulting from operations                   8,596,284       (39,355,050)       13,494,733       (52,077,717)
                                                              ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                            (959,539)       (2,064,758)       (1,691,514)       (4,255,438)
  Class A Shares                                                  (298,176)         (746,554)         (896,069)       (2,548,105)
  Class B Shares                                                   (58,076)         (171,246)         (274,103)         (919,596)
  Class C Shares                                                    (9,260)          (30,198)          (31,849)         (118,789)

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                          (1,114,385)       (9,245,989)         (477,367)       (9,790,688)
  Class A Shares                                                  (393,606)       (3,829,618)         (278,246)       (6,315,446)
  Class B Shares                                                  (111,639)       (1,160,583)         (118,921)       (2,821,308)
  Class C Shares                                                   (17,746)         (207,309)          (14,070)         (358,343)
                                                              ------------      ------------      ------------      ------------
  Change in net assets from shareholder distributions           (2,962,427)      (17,456,255)       (3,782,139)      (27,127,713)
                                                              ------------      ------------      ------------      ------------
Change in net assets from Fund share transactions               (6,280,158)        2,684,368        (2,847,659)        2,543,244
                                                              ------------      ------------      ------------      ------------
Change in net assets                                              (646,301)      (54,126,937)        6,864,935       (76,662,186)

NET ASSETS:
Beginning of period                                            114,131,162       168,258,099       206,582,140       283,244,326
                                                              ------------      ------------      ------------      ------------
End of period                                                 $113,484,861      $114,131,162      $213,447,075      $206,582,140
                                                              ============      ============      ============      ============

Accumulated net investment income/(loss)                      $     (8,567)     $     38,503      $     94,655      $    263,875
                                                              ============      ============      ============      ============

--------------
(a) Unaudited
(+) Represents realized gains/(losses) from investment transactions with affiliates.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

        LIFEMODEL                         LIFEMODEL                     LIFEMODEL
       MODERATE(SM)              MODERATELY CONSERVATIVE(SM)         CONSERVATIVE(SM)                HIGH YIELD BOND
----------------------------     --------------------------    ---------------------------    -----------------------------
 SIX MONTHS         YEAR         SIX MONTHS        YEAR         SIX MONTHS        YEAR         SIX MONTHS          YEAR
   ENDED           ENDED            ENDED         ENDED            ENDED         ENDED            ENDED           ENDED
 JANUARY 31,      JULY 31,       JANUARY 31,     JULY 31,       JANUARY 31,     JULY 31,       JANUARY 31,       JULY 31,
  2010 (a)          2009           2010 (a)        2009          2010 (a)         2009           2010 (a)          2009
------------    ------------     -----------   ------------     -----------   ------------    -------------    ------------
$  4,678,176    $ 12,041,389     $ 1,023,717   $  2,455,945     $   828,439   $  1,950,812     $ 2,170,963     $  4,130,894
 (27,378,752)+   (13,160,528)+    (2,948,750)+   (2,836,243)+    (2,022,449)+     (724,049)+       480,366       (3,918,400)
          --      10,871,978+             --      1,648,859+             --        484,257+             --               --

  42,021,895     (62,798,838)      5,867,421     (9,655,094)      3,641,866     (4,315,948)      4,013,625        1,908,066
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------
  19,321,319     (53,045,999)      3,942,388     (8,386,533)      2,447,856     (2,604,928)      6,664,954        2,120,560
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------

  (4,124,587)    (11,830,593)       (694,876)    (1,749,146)       (599,161)    (1,342,653)     (1,855,476)      (4,080,098)
    (786,410)     (2,274,819)       (287,439)      (846,815)       (211,439)      (507,006)       (276,743)         (80,278)
    (257,410)       (846,042)       (109,713)      (377,208)        (79,940)      (250,969)         (2,822)          (8,144)
     (34,754)       (114,567)        (15,008)       (58,310)        (24,551)       (77,632)        (20,506)          (8,931)

          --     (14,202,395)             --     (2,063,752)             --       (477,832)             --               --
          --      (2,974,781)             --     (1,084,025)             --       (194,042)             --               --
          --      (1,341,632)             --       (609,553)             --       (112,843)             --               --
          --        (181,300)             --        (91,336)             --        (33,244)             --               --
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------
  (5,203,161)    (33,766,129)     (1,107,036)    (6,880,145)       (915,091)    (2,996,221)     (2,155,547)      (4,177,451)
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------
 (78,786,519)     (3,351,021)     (3,788,332)    (6,910,560)     (3,246,840)    (1,367,609)     (9,174,397)       3,453,354
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------
 (64,668,361)    (90,163,149)       (952,980)   (22,177,238)     (1,714,075)    (6,968,758)     (4,664,990)       1,396,463


 329,946,896     420,110,045      62,078,008     84,255,246      43,657,486     50,626,244      52,024,817       50,628,354
------------    ------------     -----------   ------------     -----------   ------------     -----------     ------------
$265,278,535    $329,946,896     $61,125,028   $ 62,078,008     $41,943,411   $ 43,657,486     $47,359,827     $ 52,024,817
============    ============     ===========   ============     ===========   ============     ===========     ============

$    289,908    $    814,893     $    79,454   $    162,773     $    78,736   $    165,388     $    43,841     $     28,425
============    ============     ===========   ============     ===========   ============     ===========     ============

                       See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   TOTAL RETURN BOND                    SHORT TERM  BOND
                                                            ------------------------------      ------------------- -----------
                                                             SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                ENDED            ENDED             ENDED             ENDED
                                                             JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
                                                              2010 (a)            2009            2010 (a)            2009
                                                            ------------      ------------      ------------      ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                     $  8,058,016      $ 25,025,537      $  3,242,245      $  8,207,134
  Net realized gains/(losses) on investment and
    foreign currency transactions                            (19,603,991)      (33,876,658)          (48,869)        1,245,696
  Net realized gains on futures transactions                     916,891           809,398            83,454         1,213,775
  Net change in unrealized appreciation/(depreciation) on
     investment, futures and foreign currency transactions    35,212,577        (4,145,602)        4,532,362        (1,986,398)
                                                            ------------      ------------      ------------      ------------
Change in net assets resulting from operations                24,583,493       (12,187,325)        7,809,192         8,680,207
                                                            ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                        (8,838,860)      (24,645,395)       (3,137,180)       (8,194,578)
  Class A Shares                                                (369,137)         (935,295)         (168,253)         (214,515)
  Class B Shares                                                 (56,471)         (152,861)               NA                NA
  Class C Shares                                                 (15,066)          (39,308)          (24,003)          (10,805)

DISTRIBUTIONS FROM NET REALIZED GAINS:
  Institutional Shares                                                --                --                --                --
  Class A Shares                                                      --                --                --                --
  Class B Shares                                                      --                --                NA                NA
  Class C Shares                                                      --                --                --                --
                                                            ------------      ------------      ------------      ------------
  Change in net assets from shareholder distributions         (9,279,534)      (25,772,859)       (3,329,436)       (8,419,898)
                                                            ------------      ------------      ------------      ------------
Change in net assets from Fund share transactions           (101,224,965)     (141,182,721)       25,104,721       (17,194,626)
                                                            ------------      ------------      ------------      ------------
Change in net assets                                         (85,921,006)     (179,142,905)       29,584,477       (16,934,317)

NET ASSETS:
Beginning of period                                          405,919,677       585,062,582       232,139,771       249,074,088
                                                            ------------      ------------      ------------      ------------
End of period                                               $319,998,671      $405,919,677      $261,724,248      $232,139,771
                                                            ============      ============      ============      ============

Accumulated net investment income/(loss)                    $ (1,409,674)     $   (188,156)     $     43,304      $    130,495
                                                            ============      ============      ============      ============

--------------
(a) Unaudited

                       See notes to financial statements.

                       This page intentionally left blank.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                             SMALL CAP GROWTH                    MID CAP GROWTH
                                                       ------------------------------      ------------------------------
                                                        SIX MONTHS            YEAR          SIX MONTHS           YEAR
                                                           ENDED             ENDED            ENDED             ENDED
                                                        JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                         2010 (a)             2009            2010 (a)           2009
                                                       ------------      ------------      ------------      ------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                        $  1,220,927      $  6,418,659      $  1,883,568      $ 11,115,449
  Dividends reinvested                                           --                --                --        15,715,482
  Shares redeemed                                       (12,128,973)      (12,100,810)      (18,811,980)      (77,863,957)
                                                       ------------      ------------      ------------      ------------
  Total Institutional Shares                            (10,908,046)       (5,682,151)      (16,928,412)      (51,033,026)
                                                       ------------      ------------      ------------      ------------

Class A Shares
  Shares issued                                             154,806           319,591           568,601         1,090,004
  Dividends reinvested                                           --                --                --         2,164,827
  Shares redeemed                                          (603,151)       (1,627,560)       (1,827,413)       (4,055,370)
                                                       ------------      ------------      ------------      ------------
  Total Class A Shares                                     (448,345)       (1,307,969)       (1,258,812)         (800,539)
                                                       ------------      ------------      ------------      ------------

Class B Shares
  Shares issued                                                  --             3,610            14,963             7,274
  Dividends reinvested                                           --                --                --           462,901
  Shares redeemed                                           (44,530)         (113,155)         (480,122)       (1,098,021)
                                                       ------------      ------------      ------------      ------------
  Total Class B Shares                                      (44,530)         (109,545)         (465,159)         (627,846)
                                                       ------------      ------------      ------------      ------------

Class C Shares
  Shares issued                                              24,335            37,343            14,109            48,884
  Dividends reinvested                                           --                --                --            80,262
  Shares redeemed                                          (144,712)          (12,627)         (156,030)         (199,737)
                                                       ------------      ------------      ------------      ------------
  Total Class C Shares                                     (120,377)           24,716          (141,921)          (70,591)
                                                       ------------      ------------      ------------      ------------

Change from capital transactions                       $(11,521,298)     $ (7,074,949)     $(18,794,304)     $(52,532,002)
                                                       ============      ============      ============      ============
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                             183,763         1,040,498           228,376         1,293,847
  Dividends reinvested                                           --                --                --         2,742,667
  Shares redeemed                                        (1,792,751)       (2,188,661)       (2,354,918)      (10,277,404)
                                                       ------------      ------------      ------------      ------------
  Total Institutional Shares                             (1,608,988)       (1,148,163)       (2,126,542)       (6,240,890)
                                                       ------------      ------------      ------------      ------------
Class A Shares
  Shares issued                                              25,455            63,858            76,023           167,708
  Dividends reinvested                                           --                --                --           397,216
  Shares redeemed                                           (99,014)         (313,785)         (243,479)         (605,853)
                                                       ------------      ------------      ------------      ------------
  Total Class A Shares                                      (73,559)         (249,927)         (167,456)          (40,929)
                                                       ------------      ------------      ------------      ------------

Class B Shares
  Shares issued                                                  --               705             2,134             1,384
  Dividends reinvested                                           --                --                --            94,470
  Shares redeemed                                            (7,967)          (23,793)          (71,966)         (185,976)
                                                       ------------      ------------      ------------      ------------
  Total Class B Shares                                       (7,967)          (23,088)          (69,832)          (90,122)
                                                       ------------      ------------      ------------      ------------

Class C Shares
  Shares issued                                               4,514             8,920             2,244             8,094
  Dividends reinvested                                           --                --                --            17,524
  Shares redeemed                                           (26,418)           (2,843)          (24,525)          (31,544)
                                                       ------------      ------------      ------------      ------------
  Total Class C Shares                                      (21,904)            6,077           (22,281)           (5,926)
                                                       ------------      ------------      ------------      ------------

Change from capital transactions                         (1,712,418)       (1,415,101)       (2,386,111)       (6,377,867)
                                                       ============      ============      ============      ============

--------------
(a) Unaudited
                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

     QUALITY GROWTH                  DIVIDEND GROWTH                 MICRO CAP VALUE                 SMALL CAP VALUE
----------------------------     --------------------------     --------------------------     ----------------------------
 SIX MONTHS          YEAR        SIX MONTHS         YEAR        SIX MONTHS        YEAR          SIX MONTHS         YEAR
   ENDED            ENDED           ENDED          ENDED           ENDED         ENDED             ENDED          ENDED
 JANUARY 31,       JULY 31,      JANUARY 31,      JULY 31,      JANUARY 31,     JULY 31,        JANUARY 31,      JULY 31,
  2010 (a)          2009           2010 (a)         2009          2010 (a)        2009            2010 (a)         2009
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
$ 35,787,409    $ 27,073,941     $    35,823    $   930,942     $ 2,223,637    $ 4,684,500     $  3,143,130    $ 14,612,223
     514,729      10,804,109          20,374         57,911              --        122,993          358,893         830,143
 (35,516,443)    (79,391,844)     (2,076,231)    (6,926,524)     (2,852,077)    (6,923,650)     (21,994,358)    (17,960,522)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
     785,695     (41,513,794)     (2,020,034)    (5,937,671)       (628,440)    (2,116,157)     (18,492,335)     (2,518,156)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

   1,456,689       3,372,392          56,272        126,801       3,460,935      1,749,740          149,634         587,156
      94,243       2,472,412          11,523         38,242              --         31,711            4,890          14,466
  (6,466,827)    (12,207,454)       (281,821)      (461,655)     (1,625,956)    (3,322,987)        (215,760)       (626,936)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
  (4,915,895)     (6,362,650)       (214,026)      (296,612)      1,834,979     (1,541,536)         (61,236)        (25,314)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

      20,112          20,776          39,672         28,855           9,586          6,174            9,045          21,423
          --         404,610             321          1,364              --          8,327               43           3,281
  (1,823,465)     (4,504,541)        (30,165)       (80,015)       (353,434)      (604,084)         (55,199)        (92,963)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
  (1,803,353)     (4,079,155)          9,828        (49,796)       (343,848)      (589,583)         (46,111)        (68,259)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

     121,664         112,846           4,333          7,256         768,130        345,691           14,527         203,264
          --          80,030             435          2,038              --          4,119               --           2,269
    (577,077)       (644,680)         (6,810)       (27,122)       (355,468)      (367,126)         (97,677)       (116,969)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
    (455,413)       (451,804)         (2,042)       (17,828)        412,662        (17,316)         (83,150)         88,564
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

$ (6,388,966)   $(52,407,403)    $(2,226,274)   $(6,301,907)    $ 1,275,353    $(4,264,592)    $(18,682,832)   $ (2,523,165)
============    ============     ===========   ============     ===========    ===========     ============    ============

   2,561,382       2,219,897           1,820         57,388         655,083      1,665,832          209,360       1,124,149
      36,096       1,007,311           1,034          3,147              --         44,842           22,529          73,071
  (2,663,566)     (6,592,569)       (110,050)      (377,370)       (832,065)    (2,382,257)      (1,428,356)     (1,433,005)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
     (66,088)     (3,365,361)       (107,196)      (316,835)       (176,982)      (671,583)      (1,196,467)       (235,785)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

     113,962         307,814           2,978          7,594       1,125,071        670,372            9,911          44,281
       6,800         237,444             597          2,109              --         13,694              310           1,286
    (494,629)     (1,056,033)        (14,509)       (26,090)       (518,976)    (1,220,126)         (14,525)        (49,863)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
    (373,867)       (510,775)        (10,934)       (16,387)        606,095       (536,060)          (4,304)         (4,296)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

       1,668           1,970           2,221          1,854           3,362          2,095              647           1,820
          --          41,585              17             74              --          3,993                3             303
    (152,419)       (427,488)         (1,615)        (5,371)       (124,594)      (250,499)          (3,955)         (9,124)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
    (150,751)       (383,933)            623         (3,443)       (121,232)      (244,411)          (3,305)         (7,001)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

      10,961           9,695             232            496         262,848        140,725              983          16,407
          --           8,505              24            118              --          1,976               --             210
     (49,246)        (59,216)           (374)        (1,793)       (124,744)      (162,966)          (6,883)         (9,148)
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------
     (38,285)        (41,016)           (118)        (1,179)        138,104        (20,265)          (5,900)          7,469
------------    ------------     -----------    -----------     -----------    -----------     ------------    ------------

    (628,991)     (4,301,085)       (117,625)      (337,844)        445,985     (1,472,319)      (1,209,976)       (239,613)
============    ============     ===========   ============     ===========    ===========     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------


                                                                                                   DISCIPLINED
                                                               ALL CAP VALUE                     LARGE CAP VALUE
                                                       ------------------------------      ------------------------------
                                                        SIX MONTHS            YEAR          SIX MONTHS           YEAR
                                                           ENDED             ENDED            ENDED             ENDED
                                                        JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                         2010 (a)             2009           2010 (a)            2009
                                                       ------------      ------------      ------------     -------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                        $  5,207,594      $ 10,237,700      $ 43,193,505     $  49,717,152
  Dividends reinvested                                      396,899         9,970,038         1,407,984        11,015,883
  Shares redeemed                                       (25,349,861)      (42,308,602)      (54,922,679)     (118,271,630)
                                                       ------------      ------------      ------------     -------------
  Total Institutional Shares                            (19,745,368)      (22,100,864)      (10,321,190)      (57,538,595)
                                                       ------------      ------------      ------------     -------------
Class A Shares
  Shares issued                                           5,853,074         7,821,432           864,860         2,372,844
  Dividends reinvested                                      145,058         2,716,384            65,867           474,938
  Shares redeemed                                        (5,124,192)      (14,520,253)       (1,785,521)       (5,270,092)
                                                       ------------      ------------      ------------     -------------
  Total Class A Shares                                      873,940        (3,982,437)         (854,794)       (2,422,310)
                                                       ------------      ------------      ------------     -------------
Class B Shares
  Shares issued                                              41,390            34,875            50,432            44,386
  Dividends reinvested                                       14,963           899,625             4,869            84,877
  Shares redeemed                                        (2,246,154)       (2,722,369)         (471,810)       (1,004,917)
                                                       ------------      ------------      ------------     -------------
  Total Class B Shares                                   (2,189,801)       (1,787,869)         (416,509)         (875,654)
                                                       ------------      ------------      ------------     -------------
Class C Shares
  Shares issued                                             272,864         1,166,775            65,054            67,881
  Dividends reinvested                                        5,463           247,016             1,205            21,192
  Shares redeemed                                        (1,010,743)       (2,226,952)         (265,397)         (680,703)
                                                       ------------      ------------      ------------     -------------
  Total Class C Shares                                     (732,416)         (813,161)         (199,138)         (591,630)
                                                       ------------      ------------      ------------     -------------
Select Shares
  Shares issued                                                  NA                NA                NA                NA
  Dividends reinvested                                           NA                NA                NA                NA
  Shares redeemed                                                NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------
  Total Select Shares                                            NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------
Preferred Shares
  Shares issued                                                  NA                NA                NA                NA
  Dividends reinvested                                           NA                NA                NA                NA
  Shares redeemed                                                NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------
  Total Preferred Shares                                         NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------
Trust Shares
  Shares issued                                                  NA                NA                NA                NA
  Dividends reinvested                                           NA                NA                NA                NA
  Shares redeemed                                                NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------
  Total Trust Shares                                             NA                NA                NA                NA
                                                       ------------      ------------      ------------     -------------

Change from capital transactions                       $(21,793,645)     $(28,684,331)     $(11,791,631)    $ (61,428,189)
                                                       ============      ============      ============     =============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

         STRUCTURED
       LARGE CAP PLUS                    EQUITY INDEX                 INTERNATIONAL EQUITY               STRATEGIC INCOME
----------------------------     ----------------------------     ----------------------------     ----------------------------
SIX MONTHS          YEAR         SIX MONTHS          YEAR         SIX MONTHS          YEAR          SIX MONTHS         YEAR
   ENDED           ENDED            ENDED           ENDED            ENDED           ENDED             ENDED          ENDED
JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,        JANUARY 31,      JULY 31,
  2010 (a)          2009           2010 (a)          2009           2010 (a)          2009            2010 (a)         2009
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
$     4,935     $     67,753     $ 21,019,917    $ 65,565,256     $ 33,754,519    $ 24,506,724     $  4,167,976    $ 20,533,451
    513,449        1,797,417        1,234,840       3,204,806        5,885,297      46,586,794          350,011         638,453
 (3,754,333)     (13,832,544)     (26,633,015)    (59,677,149)     (35,539,635)    (97,228,310)     (10,619,917)    (42,984,155)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
 (3,235,949)     (11,967,374)      (4,378,258)      9,092,913        4,100,181     (26,134,792)      (6,101,930)    (21,812,251)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

     39,755           77,435        4,042,495      11,104,896        1,900,112         975,859        2,982,769       3,139,777
     32,131          168,301          327,330         977,174          322,237       2,246,616          452,857         576,407
   (663,013)      (2,365,487)      (9,461,207)    (14,261,713)      (3,339,899)     (3,788,133)      (1,236,220)     (4,202,885)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
   (591,127)      (2,119,751)      (5,091,382)     (2,179,643)      (1,117,550)       (565,658)       2,199,406        (486,701)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         --               --           24,298          11,404           22,592          24,933           17,475          43,795
        531            5,018            7,394          32,917           17,500         159,815           16,784          24,986
    (90,206)        (101,749)        (238,491)       (389,563)        (190,976)       (567,120)         (73,780)       (211,271)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
    (89,675)         (96,731)        (206,799)       (345,242)        (150,884)       (382,372)         (39,521)       (142,490)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

     37,990           11,299          127,907         721,303           10,779          18,796        1,458,128       1,121,295
          8              237            3,352          19,116            8,822          71,937          298,169         381,784
    (12,990)         (28,656)        (718,697)       (783,330)         (64,416)       (156,690)        (942,511)     (2,232,754)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
     25,008          (17,120)        (587,438)        (42,911)         (44,815)        (65,957)         813,786        (729,675)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA        1,022,645       2,749,243               NA              NA               NA              NA
         NA               NA           73,778         183,033               NA              NA               NA              NA
         NA               NA       (1,931,518)     (2,040,830)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA         (835,095)        891,446               NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA       10,134,303      19,094,649               NA              NA               NA              NA
         NA               NA          383,084       1,045,835               NA              NA               NA              NA
         NA               NA       (9,426,517)    (20,332,697)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA        1,090,870        (192,213)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA        7,250,076         818,301               NA              NA               NA              NA
         NA               NA           74,612         168,050               NA              NA               NA              NA
         NA               NA       (4,414,480)    (15,499,487)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA        2,910,208     (14,513,136)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

$(3,891,743)    $(14,200,976)    $ (7,097,894)   $ (7,288,786)    $  2,786,932    $(27,148,779)    $ (3,128,259)   $(23,171,117)
===========     ============     ============    ============     ============    ============     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                                                   DISCIPLINED
                                                               ALL CAP VALUE                     LARGE CAP VALUE
                                                       ------------------------------      -----------------------------
                                                        SIX MONTHS            YEAR          SIX MONTHS           YEAR
                                                           ENDED             ENDED            ENDED             ENDED
                                                        JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                         2010 (a)             2009           2010 (a)            2009
                                                       ------------      ------------      ------------     ------------
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                             373,168           774,848         4,570,176        6,216,790
  Dividends reinvested                                       28,549           905,857           148,385        1,354,418
  Shares redeemed                                        (1,840,910)       (3,401,904)       (5,883,778)     (13,935,660)
                                                       ------------      ------------      ------------     ------------
  Total Institutional Shares                             (1,439,193)       (1,721,199)       (1,165,217)      (6,364,452)
                                                       ------------      ------------      ------------     ------------
Class A Shares
  Shares issued                                             433,858           689,081            93,978          306,746
  Dividends reinvested                                       10,611           249,029             6,947           57,608
  Shares redeemed                                          (378,936)       (1,211,285)         (192,528)        (622,456)
                                                       ------------      ------------      ------------     ------------
  Total Class A Shares                                       65,533          (273,175)          (91,603)        (258,102)
                                                       ------------      ------------      ------------     ------------
Class B Shares
  Shares issued                                               3,431             3,080             5,628            5,313
  Dividends reinvested                                        1,158            87,524               504           10,164
  Shares redeemed                                          (175,540)         (233,095)          (50,436)        (124,246)
                                                       ------------      ------------      ------------     ------------
  Total Class B Shares                                     (170,951)         (142,491)          (44,304)        (108,769)
                                                       ------------      ------------      ------------     ------------
Class C Shares
  Shares issued                                              21,704            98,272             6,983            7,735
  Dividends reinvested                                          422            24,066               128            2,557
  Shares redeemed                                           (80,282)         (196,851)          (29,001)         (73,078)
                                                       ------------      ------------      ------------     ------------
  Total Class C Shares                                      (58,156)          (74,513)          (21,890)         (62,786)
                                                       ------------      ------------      ------------     ------------
Select Shares
  Shares issued                                                  NA                NA                NA               NA
  Dividends reinvested                                           NA                NA                NA               NA
  Shares redeemed                                                NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------
  Total Select Shares                                            NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------
Preferred Shares
  Shares issued                                                  NA                NA                NA               NA
  Dividends reinvested                                           NA                NA                NA               NA
  Shares redeemed                                                NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------
  Total Preferred Shares                                         NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------
Trust Shares
  Shares issued                                                  NA                NA                NA               NA
  Dividends reinvested                                           NA                NA                NA               NA
  Shares redeemed                                                NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------
  Total Trust Shares                                             NA                NA                NA               NA
                                                       ------------      ------------      ------------     ------------

Change from capital transactions                         (1,602,767)       (2,211,378)       (1,323,014)      (6,794,109)
                                                       ============      ============      =============    ============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

         STRUCTURED
       LARGE CAP PLUS                    EQUITY INDEX                 INTERNATIONAL EQUITY               STRATEGIC INCOME
----------------------------     ----------------------------     ----------------------------     ----------------------------
SIX MONTHS          YEAR         SIX MONTHS          YEAR         SIX MONTHS          YEAR          SIX MONTHS         YEAR
   ENDED           ENDED            ENDED           ENDED            ENDED           ENDED            ENDED           ENDED
JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,       JANUARY 31,       JULY 31,        JANUARY 31,      JULY 31,
  2010 (a)         2009            2010 (a)          2009           2010 (a)          2009            2010 (a)         2009
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
        536            2,021        1,028,518       3,715,164        4,308,432       3,479,441          434,995       2,403,301
     52,337          178,373           59,738         175,320          761,358       7,729,437           36,814          81,968
   (388,402)      (1,246,923)      (1,305,794)     (3,372,663)      (4,577,574)    (13,322,716)      (1,127,207)     (5,502,079)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
   (335,529)      (1,066,529)        (217,538)        517,821          492,216      (2,113,838)        (655,398)     (3,016,810)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

      4,134            4,845          199,549         642,151          243,292         137,136          315,174         387,652
      3,327           16,498           15,910          53,309           41,687         373,101           47,758          73,496
    (69,644)        (254,555)        (462,988)       (795,179)        (421,491)       (536,206)        (130,024)       (538,025)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
    (62,183)        (233,212)        (247,529)        (99,719)        (136,512)        (25,969)         232,908         (76,877)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         --               --            1,225             498            2,963           3,766            1,867           6,113
         57              479              360           1,775            2,315          27,360            1,771           3,192
     (9,246)         (11,508)         (11,762)        (22,246)         (24,964)        (75,373)          (7,888)        (28,113)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
     (9,189)         (11,029)         (10,177)        (19,973)         (19,686)        (44,247)          (4,250)        (18,808)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

      3,815            1,088            6,306          42,082            1,493           2,809          155,028         142,340
          1               23              165           1,029            1,219          12,797           31,704          49,270
     (1,347)          (3,851)         (35,450)        (43,656)          (8,856)        (22,064)        (100,003)       (288,533)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
      2,469           (2,740)         (28,979)           (545)          (6,144)         (6,458)          86,729         (96,923)
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA           50,265         159,659               NA              NA               NA              NA
         NA               NA            3,573          10,055               NA              NA               NA              NA
         NA               NA          (93,836)       (115,641)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA          (39,998)         54,073               NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA          490,547       1,059,894               NA              NA               NA              NA
         NA               NA           18,521          57,044               NA              NA               NA              NA
         NA               NA         (464,287)     (1,182,985)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA           44,781         (66,047)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

         NA               NA          355,838          47,318               NA              NA               NA              NA
         NA               NA            3,563           8,792               NA              NA               NA              NA
         NA               NA         (216,930)       (837,000)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------
         NA               NA          142,471        (780,890)              NA              NA               NA              NA
-----------     ------------     ------------    ------------     ------------    ------------     ------------    ------------

   (404,432)      (1,313,510)        (356,969)       (395,280)         329,874      (2,190,512)        (340,011)     (3,209,418)
===========     ============     ============    ============     ============    ============     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                  LIFEMODEL                          LIFEMODEL
                                                               AGGRESSIVE(SM)                MODERATELY AGGRESSIVE(SM)
                                                       ------------------------------      -----------------------------
                                                        SIX MONTHS            YEAR          SIX MONTHS           YEAR
                                                           ENDED             ENDED            ENDED             ENDED
                                                        JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,
                                                         2010 (a)             2009           2010 (a)            2009
                                                       ------------      ------------      ------------     ------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                        $  8,471,632      $ 21,584,414      $ 10,370,333     $ 29,733,716
  Dividends reinvested                                    2,057,768        11,244,980         2,070,196       13,749,962
  Shares redeemed                                       (13,713,211)      (28,032,959)      (18,935,786)     (30,309,711)
                                                       ------------      ------------      ------------     ------------
  Total Institutional Shares                             (3,183,811)        4,796,435        (6,495,257)      13,173,967
                                                       ------------      ------------      ------------     ------------
Class A Shares
  Shares issued                                           1,075,730         3,481,057        14,055,142        6,082,272
  Dividends reinvested                                      626,705         4,185,747         1,068,964        8,001,053
  Shares redeemed                                        (3,717,895)       (9,041,044)       (8,736,208)     (20,599,240)
                                                       ------------      ------------      ------------     ------------
  Total Class A Shares                                   (2,015,460)       (1,374,240)        6,387,898       (6,515,915)
                                                       ------------      ------------      ------------     ------------
Class B Shares
  Shares issued                                               5,392           115,932            60,172          383,209
  Dividends reinvested                                      156,117         1,203,777           356,125        3,359,249
  Shares redeemed                                        (1,038,969)       (1,998,602)       (2,813,039)      (6,850,571)
                                                       ------------      ------------      ------------     ------------
  Total Class B Shares                                     (877,460)         (678,893)       (2,396,742)      (3,108,113)
                                                       ------------      ------------      ------------     ------------
Class C Shares
  Shares issued                                              18,473           143,905           133,977          209,351
  Dividends reinvested                                       22,786           195,006            37,866          393,456
  Shares redeemed                                          (244,686)         (397,845)         (515,401)      (1,609,502)
                                                       ------------      ------------      ------------     ------------
  Total Class C Shares                                     (203,427)          (58,934)         (343,558)      (1,006,695)
                                                       ------------      ------------      ------------     ------------

Change from capital transactions                       $ (6,280,158)     $  2,684,368      $ (2,847,659)    $  2,543,244
                                                       ============      ============      ============     ============
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                             907,647         2,562,091         1,062,560        3,298,709
  Dividends reinvested                                      217,681         1,452,831           210,480        1,659,510
  Shares redeemed                                        (1,458,035)       (3,176,308)       (1,944,972)      (3,404,777)
                                                       ------------      ------------      ------------     ------------
  Total Institutional Shares                               (332,707)          838,614          (671,932)       1,553,442
                                                       ------------      ------------      ------------     ------------
Class A Shares
  Shares issued                                             116,282           414,457         1,413,852          708,697
  Dividends reinvested                                       66,808           544,811           108,800          967,295
  Shares redeemed                                          (400,305)       (1,042,412)         (894,008)      (2,243,406)
                                                       ------------      ------------      ------------     ------------
  Total Class A Shares                                     (217,215)          (83,144)          628,644         (567,414)
                                                       ------------      ------------      ------------     ------------
Class B Shares
  Shares issued                                                 613            15,885             6,313           43,127
  Dividends reinvested                                       17,260           162,756            36,613          412,201
  Shares redeemed                                          (114,873)         (242,929)         (292,877)        (766,758)
                                                       ------------      ------------      ------------     ------------
  Total Class B Shares                                      (97,000)          (64,288)         (249,951)        (311,430)
                                                       ------------      ------------      ------------     ------------
Class C Shares
  Shares issued                                               2,073            14,474            13,521           24,117
  Dividends reinvested                                        2,521            26,401             3,891           48,280
  Shares redeemed                                           (27,692)          (51,233)          (54,176)        (176,420)
                                                       ------------      ------------      ------------     ------------
  Total Class C Shares                                      (23,098)          (10,358)          (36,764)        (104,023)
                                                       ------------      ------------      ------------     ------------

Change from capital transactions                           (670,020)          680,824          (330,003)         570,575
                                                       ============      ============      ============     ============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

         LIFEMODEL                         LIFEMODEL                      LIFEMODEL
       MODERATE(SM)               MODERATELY CONSERVATIVE(SM)          CONSERVATIVE(SM)                  HIGH YIELD BOND
----------------------------     ---------------------------     ----------------------------     ----------------------------
SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS          YEAR         SIX MONTHS          YEAR
   ENDED           ENDED            ENDED          ENDED            ENDED           ENDED            ENDED           ENDED
JANUARY 31,       JULY 31,       JANUARY 31,      JULY 31,       JANUARY 31,       JULY 31,        JANUARY 31,      JULY 31,
  2010 (a)          2009           2010 (a)         2009           2010 (a)          2009            2010 (a)         2009
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
$ 15,556,679    $ 46,521,777     $ 3,839,444    $ 10,419,494     $ 4,092,163     $ 11,051,704     $ 14,087,377    $  9,054,518
   4,046,918      25,775,707         657,638       3,692,672         592,227        1,778,305          815,872       1,917,597
 (90,560,106)    (62,264,457)     (4,566,072)    (13,971,331)     (6,465,665)     (11,134,755)     (23,691,127)    (11,403,874)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
 (70,956,509)     10,033,027         (68,990)        140,835      (1,781,275)       1,695,254       (8,787,878)       (431,759)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

   1,822,770       4,328,467         698,140       2,291,596         547,577        1,943,298        6,317,371       4,515,792
     716,459       4,788,302         259,477       1,773,109         192,626          645,185           28,085          12,331
  (7,944,000)    (17,066,319)     (3,506,601)     (7,811,954)     (1,055,002)      (4,109,003)      (7,537,193)       (594,558)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
  (5,404,771)     (7,949,550)     (2,548,984)     (3,747,249)       (314,799)      (1,520,520)      (1,191,737)      3,933,565
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

     112,729         463,146              --         243,511          34,985          660,773           39,831          11,331
     229,998       1,924,453          96,115         875,634          65,945          302,218              720           2,708
  (2,697,440)     (7,116,870)       (986,725)     (4,012,016)       (857,028)      (2,279,776)         (29,306)        (67,129)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
  (2,354,713)     (4,729,271)       (890,610)     (2,892,871)       (756,098)      (1,316,785)          11,245         (53,090)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

     187,041          99,628           2,500          42,756           3,522          175,194          785,237           9,991
      29,678         246,826          12,462         112,112          18,216           86,872           12,136           2,507
    (287,245)     (1,051,681)       (294,710)       (566,143)       (416,406)        (487,624)          (3,400)         (7,860)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
     (70,526)       (705,227)       (279,748)       (411,275)       (394,668)        (225,558)         793,973           4,638
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

$(78,786,519)   $ (3,351,021)    $(3,788,332)   $ (6,910,560)    $(3,246,840)    $ (1,367,609)    $ (9,174,397)   $  3,453,354
============    ============     ===========    ============     ===========     ============     ============    ============

   1,638,557       5,247,730         438,013       1,278,141         452,904        1,295,159        1,521,221       1,212,995
     424,635       3,095,839          74,736         476,626          65,485          214,300           88,898         256,877
  (9,645,122)     (7,026,668)       (521,516)     (1,660,866)       (714,890)      (1,295,659)      (2,564,493)     (1,520,323)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
  (7,581,930)      1,316,901          (8,767)         93,901        (196,501)         213,800         (954,374)        (50,451)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

     193,089         500,906          79,541         287,646          60,754          220,013          692,636         569,706
      75,170         575,526          29,542         229,087          21,335           77,756            3,058           1,634
    (840,396)     (1,923,691)       (401,768)       (924,852)       (116,407)        (471,212)        (805,532)        (82,686)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
    (572,137)       (847,259)       (292,685)       (408,119)        (34,318)        (173,443)        (109,838)        488,654
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

      12,020          52,159              --          28,682           3,969           78,856            4,264           1,385
      24,238         233,412          10,974         113,791           7,334           36,666               78             356
    (285,932)       (811,344)       (113,545)       (493,623)        (95,194)        (266,799)          (3,168)        (10,205)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
    (249,674)       (525,773)       (102,571)       (351,150)        (83,891)        (151,277)           1,174          (8,464)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

      19,487          11,388             287           5,514             390           21,157           85,663           1,202
       3,125          29,904           1,422          14,554           2,022           10,533            1,307             337
     (30,819)       (119,771)        (33,881)        (69,064)        (47,223)         (54,920)            (367)         (1,000)
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------
      (8,207)        (78,479)        (32,172)        (48,996)        (44,811)         (23,230)          86,603             539
------------    ------------     -----------    ------------     -----------     ------------     ------------    ------------

  (8,411,948)       (134,610)       (436,195)       (714,364)       (359,521)        (134,150)        (976,435)        430,278
============    ============     ===========    ============     ===========     ============     ============    ============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                              TOTAL RETURN BOND                     SHORT TERM BOND
                                                       -------------------------------      -----------------------------
                                                        SIX MONTHS           YEAR            SIX MONTHS          YEAR
                                                           ENDED            ENDED              ENDED            ENDED
                                                        JANUARY 31,        JULY 31,          JANUARY 31,       JULY 31,
                                                          2010 (a)           2009              2010 (a)          2009
                                                       -------------     -------------      ------------     ------------
CAPITAL TRANSACTIONS:
Institutional Shares
  Shares issued                                        $   9,532,303     $  19,208,925      $ 36,599,356     $ 48,552,815
  Dividends reinvested                                     6,563,400        17,544,398         1,555,000        4,464,621
  Shares redeemed                                       (115,656,929)     (173,512,167)      (28,137,802)     (70,105,875)
                                                       -------------     -------------      ------------     ------------
  Total Institutional Shares                             (99,561,226)     (136,758,844)       10,016,554      (17,088,439)
                                                       -------------     -------------      ------------     ------------
Class A Shares
  Shares issued                                              862,604         1,316,714        19,519,109        2,357,106
  Dividends reinvested                                       301,144           752,674            89,543          179,092
  Shares redeemed                                         (2,522,553)       (5,455,646)       (8,079,616)      (3,333,529)
                                                       -------------     -------------      ------------     ------------
  Total Class A Shares                                    (1,358,805)       (3,386,258)       11,529,036         (797,331)
                                                       -------------     -------------      ------------     ------------
Class B Shares
  Shares issued                                              191,110           833,950                NA               NA
  Dividends reinvested                                        38,960           112,499                NA               NA
  Shares redeemed                                           (531,893)       (1,273,235)               NA               NA
                                                       -------------     -------------      ------------     ------------
  Total Class B Shares                                      (301,823)         (326,786)               NA               NA
                                                       -------------     -------------      ------------     ------------
Class C Shares
  Shares issued                                               60,546            50,745         3,549,367          720,627
  Dividends reinvested                                        14,709            36,850            13,829            4,438
  Shares redeemed                                            (78,366)         (798,428)           (4,065)         (33,921)
                                                       -------------     -------------      ------------     ------------
  Total Class C Shares                                        (3,111)         (710,833)        3,559,131          691,144
                                                       -------------     -------------      ------------     ------------

Change from capital transactions                       $(101,224,965)    $(141,182,721)     $ 25,104,721     $(17,194,626)
                                                       =============     =============      ============     ============
SHARE TRANSACTIONS:
Institutional Shares
  Shares issued                                            1,094,575         2,297,103         3,873,707        5,307,102
  Dividends reinvested                                       754,774         2,120,776           164,827          492,093
  Shares redeemed                                        (13,285,821)      (20,679,055)       (2,981,019)      (7,703,125)
                                                       -------------     -------------      ------------     ------------
  Total Institutional Shares                             (11,436,472)      (16,261,176)        1,057,515       (1,903,930)
                                                       -------------     -------------      ------------     ------------
Class A Shares
  Shares issued                                               99,614           158,575         2,068,693          257,999
  Dividends reinvested                                        34,632            91,019             9,488           19,746
  Shares redeemed                                           (289,880)         (657,156)         (855,131)        (366,103)
                                                       -------------     -------------      ------------     ------------
  Total Class A Shares                                      (155,634)         (407,562)        1,223,050          (88,358)
                                                       -------------     -------------      ------------     ------------
Class B Shares
  Shares issued                                               22,003           100,422                NA               NA
  Dividends reinvested                                         4,476            13,605                NA               NA
  Shares redeemed                                            (61,158)         (154,043)               NA               NA
                                                       -------------     -------------      ------------     ------------
  Total Class B Shares                                       (34,679)          (40,016)               NA               NA
                                                       -------------     -------------      ------------     ------------
Class C Shares
  Shares issued                                                6,950             6,026           376,631           79,265
  Dividends reinvested                                         1,690             4,449             1,467              487
  Shares redeemed                                             (9,034)          (91,543)             (432)          (3,746)
                                                       -------------     -------------      ------------     ------------
  Total Class C Shares                                          (394)          (81,068)          377,666           76,006
                                                       -------------     -------------      ------------     ------------

Change from capital transactions                         (11,627,179)      (16,789,822)        2,658,231       (1,916,282)
                                                       =============     =============      ============     ============

--------------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                         STATEMENT OF CASH FLOWS
                                       FOR THE SIX MONTHS ENDED JANUARY 31, 2010
--------------------------------------------------------------------------------

                                                                                                                   STRUCTURED
                                                                                                                    LARGE CAP
                                                                                                                      PLUS
                                                                                                                  ------------
INCREASE (DECREASE) IN CASH:

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations                                                                        $  6,293,077

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchases of long-term securities                                                                                  (62,262,583)
Proceeds from sales of long-term securities                                                                         62,059,141
Sale of short-term investment securities, net                                                                        1,653,331
Proceeds from securities sold short                                                                                 28,366,102
Buys to cover for securities sold short                                                                            (24,947,703)
Decrease in deposits with brokers for futures contracts                                                                180,000
Decrease in dividends receivable                                                                                       (29,037)
Increase in receivable for investments sold                                                                        (16,769,240)
Increase in other assets                                                                                               (12,657)
Proceeds from futures transactions                                                                                     456,597
Increase in payable for investments purchased                                                                       15,508,009
Increase in payable to Advisor                                                                                             172
Increase in distribution and administrative servicing fee payable                                                           65
Decrease dividends payable on securities sold short                                                                    (29,079)
Decrease in other liabilities                                                                                           (5,251)
Unrealized appreciation on investments                                                                              (7,853,233)
Net realized loss on investments                                                                                     1,964,162
                                                                                                                  ------------
Net cash received from operating activities                                                                          4,571,873
                                                                                                                  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid*                                                                                               (50,070)
Net proceeds from capital share activity                                                                            (4,521,803)
                                                                                                                  ------------
Net cash used for financing activities                                                                              (4,571,873)
                                                                                                                  ------------
NET INCREASE (DECREASE) IN CASH                                                                                              0

CASH AND FOREIGN CURRENCY:
Beginning of year                                                                                                            0
                                                                                                                  ------------
End of year                                                                                                       $          0
                                                                                                                  ============

----------------
* Noncash financing activities not included herein consist of reinvestment of dividends of $546,119.

                       See notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 6.08        (0.02)[DELTA]        0.45             0.43            --          --
Year ended 7/31/09                        $ 8.09        (0.03)[DELTA]       (1.98)           (2.01)           --          --
Year ended 7/31/08                        $13.42        (0.06)[DELTA]       (0.77)           (0.83)           --       (4.50)
Year ended 7/31/07                        $14.10        (0.08)[DELTA]        2.64             2.56            --       (3.24)
Year ended 7/31/06                        $15.58        (0.11)[DELTA]        0.50             0.39            --       (1.87)
Year ended 7/31/05                        $15.48        (0.10)[DELTA]        3.07             2.97            --       (2.87)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Six months ended 1/31/2010 +              $ 5.66        (0.02)[DELTA]        0.41             0.39            --          --
Year ended 7/31/09                        $ 7.54        (0.04)[DELTA]       (1.84)           (1.88)           --          --
Year ended 7/31/08                        $12.84        (0.08)[DELTA]       (0.72)           (0.80)           --       (4.50)
Year ended 7/31/07                        $13.65        (0.11)[DELTA]        2.54             2.43            --       (3.24)
Year ended 7/31/06                        $15.17        (0.14)[DELTA]        0.49             0.35            --       (1.87)
Year ended 7/31/05                        $15.18        (0.14)[DELTA]        3.00             2.86            --       (2.87)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Six months ended 1/31/2010 +              $ 5.15        (0.04)[DELTA]        0.38             0.34            --          --
Year ended 7/31/09                        $ 6.92        (0.07)[DELTA]       (1.70)           (1.77)           --          --
Year ended 7/31/08                        $12.21        (0.14)[DELTA]       (0.65)           (0.79)           --       (4.50)
Year ended 7/31/07                        $13.21        (0.20)[DELTA]        2.44             2.24            --       (3.24)
Year ended 7/31/06                        $14.85        (0.25)[DELTA]        0.48             0.23            --       (1.87)
Year ended 7/31/05                        $15.02        (0.24)[DELTA]        2.94             2.70            --       (2.87)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Six months ended 1/31/2010 +              $ 5.16        (0.04)[DELTA]        0.37             0.33            --          --
Year ended 7/31/09                        $ 6.93        (0.07)[DELTA]       (1.70)           (1.77)           --          --
Year ended 7/31/08                        $12.23        (0.14)[DELTA]       (0.66)           (0.80)           --       (4.50)
Year ended 7/31/07                        $13.23        (0.20)[DELTA]        2.44             2.24            --       (3.24)
Year ended 7/31/06                        $14.86        (0.25)[DELTA]        0.49             0.24            --       (1.87)
Year ended 7/31/05                        $15.03        (0.24)[DELTA]        2.94             2.70            --       (2.87)
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 7.34        (0.01)[DELTA]        0.60             0.59            --          --
Year ended 7/31/09                        $12.03        (0.01)[DELTA]       (3.27)           (3.28)           --       (1.41)
Year ended 7/31/08                        $15.70        (0.05)[DELTA]       (1.43)           (1.48)           --       (2.19)
Year ended 7/31/07                        $16.55        (0.07)[DELTA]@       2.72             2.65            --       (3.50)
Year ended 7/31/06                        $16.03        (0.04)[DELTA]        0.77             0.73         (0.02)      (0.19)
Year ended 7/31/05                        $12.96           --^               3.07             3.07            --          --
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Six months ended 1/31/2010 +              $ 6.96        (0.02)[DELTA]        0.57             0.55            --          --
Year ended 7/31/09                        $11.56        (0.03)[DELTA]       (3.16)           (3.19)           --       (1.41)
Year ended 7/31/08                        $15.20        (0.08)[DELTA]       (1.37)           (1.45)           --       (2.19)
Year ended 7/31/07                        $16.17        (0.11)[DELTA]@       2.64             2.53            --       (3.50)
Year ended 7/31/06                        $15.69        (0.08)[DELTA]        0.76             0.68         (0.01)      (0.19)
Year ended 7/31/05                        $12.72        (0.05)               3.02             2.97            --          --
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Six months ended 1/31/2010 +              $ 6.24        (0.04)[DELTA]        0.50             0.46            --          --
Year ended 7/31/09                        $10.68        (0.07)[DELTA]       (2.96)           (3.03)           --       (1.41)
Year ended 7/31/08                        $14.31        (0.17)[DELTA]       (1.27)           (1.44)           --       (2.19)
Year ended 7/31/07                        $15.50        (0.21)[DELTA]@       2.52             2.31            --       (3.50)
Year ended 7/31/06                        $15.16        (0.20)[DELTA]        0.73             0.53            --       (0.19)
Year ended 7/31/05                        $12.38        (0.15)               2.93             2.78            --          --
-------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Six months ended 1/31/2010 +              $ 5.82        (0.04)[DELTA]        0.48             0.44            --          --
Year ended 7/31/09                        $10.13        (0.07)[DELTA]       (2.83)           (2.90)           --       (1.41)
Year ended 7/31/08                        $13.65        (0.16)[DELTA]       (1.17)           (1.33)           --       (2.19)
Year ended 7/31/07                        $14.94        (0.20)[DELTA]@       2.41             2.21            --       (3.50)
Year ended 7/31/06                        $14.61        (0.19)[DELTA]        0.71             0.52            --       (0.19)
Year ended 7/31/05                        $11.94        (0.16)               2.83             2.67            --          --
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
       --         $ 6.51         7.07%*       $ 35,822          1.24%**           1.01%**        (0.52)%**         43%
       --         $ 6.08       (24.85)%       $ 43,273          1.25%             1.01%          (0.48)%           81%
    (4.50)        $ 8.09       (10.17)%       $ 66,801          1.09%             1.01%          (0.60)%          105%
    (3.24)        $13.42        20.45%        $112,591          1.06%             1.01%          (0.59)%           90%
    (1.87)        $14.10         2.71%        $126,809          1.03%             1.02%          (0.75)%           67%
    (2.87)        $15.58        20.81%        $213,892          1.01%             1.01%          (0.68)%           65%
------------------------------------------------------------------------------------------------------------------------

       --         $ 6.05         6.89%*       $  6,640          1.49%**           1.26%**        (0.78)%**         43%
       --         $ 5.66       (24.93)%       $  6,630          1.50%             1.26%          (0.73)%           81%
    (4.50)        $ 7.54       (10.48)%       $ 10,722          1.34%             1.26%          (0.86)%          105%
    (3.24)        $12.84        20.11%        $ 16,036          1.30%             1.26%          (0.84)%           90%
    (1.87)        $13.65         2.50%        $ 17,783          1.28%             1.27%          (0.99)%           67%
    (2.87)        $15.17        20.45%        $ 22,714          1.26%             1.26%          (0.93)%           65%
------------------------------------------------------------------------------------------------------------------------

       --         $ 5.49         6.60%*       $    541          2.24%**           2.01%**        (1.53)%**         43%
       --         $ 5.15       (25.58)%       $    549          2.25%             2.01%          (1.48)%           81%
    (4.50)        $ 6.92       (11.15)%       $    897          2.09%             2.01%          (1.61)%          105%
    (3.24)        $12.21        19.31%        $  1,318          2.06%             2.01%          (1.59)%           90%
    (1.87)        $13.21         1.69%        $  1,414          2.03%             2.02%          (1.74)%           67%
    (2.87)        $14.85        19.51%        $  1,805          2.01%             2.01%          (1.68)%           65%
------------------------------------------------------------------------------------------------------------------------

       --         $ 5.49         6.40%*       $    129          2.24%**           2.01%**        (1.51)%**         43%
       --         $ 5.16       (25.54)%       $    234          2.26%             2.01%          (1.49)%           81%
    (4.50)        $ 6.93       (11.14)%       $    273          2.09%             2.01%          (1.61)%          105%
    (3.24)        $12.23        19.18%        $    426          2.05%             2.01%          (1.60)%           90%
    (1.87)        $13.23         1.75%        $    384          2.03%             2.02%          (1.75)%           67%
    (2.87)        $14.86        19.57%        $    618          2.01%             2.01%          (1.68)%           65%
------------------------------------------------------------------------------------------------------------------------

       --         $ 7.93         8.04%*       $ 71,418          1.24%**           0.91%**        (0.22)%**         14%
    (1.41)        $ 7.34       (23.93)%       $ 81,725          1.17%             1.01%          (0.15)%           47%
    (2.19)        $12.03       (11.24)%       $209,074          1.11%             1.09%          (0.38)%           96%
    (3.50)        $15.70        17.32%@       $313,124          1.09%             1.09%          (0.48)%           55%
    (0.21)        $16.55         4.56%        $318,133          1.08%             1.08%          (0.24)%           69%
       --         $16.03        23.69%        $392,929          1.09%             1.09%          (0.03)%           54%
------------------------------------------------------------------------------------------------------------------------

       --         $ 7.51         7.90%*       $ 11,676          1.49%**           1.16%**        (0.47)%**         14%
    (1.41)        $ 6.96       (24.18)%       $ 11,989          1.42%             1.24%          (0.38)%           47%
    (2.19)        $11.56       (11.43)%       $ 20,378          1.36%             1.34%          (0.62)%           96%
    (3.50)        $15.20        16.93%@       $ 29,103          1.35%             1.34%          (0.73)%           55%
    (0.20)        $16.17         4.34%        $ 34,437          1.33%             1.33%          (0.49)%           69%
       --         $15.69        23.35%        $ 41,921          1.34%             1.34%          (0.29)%           54%
------------------------------------------------------------------------------------------------------------------------

       --         $ 6.70         7.37%*       $  1,556          2.24%**           1.91%**        (1.23)%**         14%
    (1.41)        $ 6.24       (24.72)%       $  1,883          2.17%             2.00%          (1.13)%           47%
    (2.19)        $10.68       (12.14)%       $  4,187          2.11%             2.09%          (1.38)%           96%
    (3.50)        $14.31        16.14%@       $  5,707          2.09%             2.09%          (1.48)%           55%
    (0.19)        $15.50         3.51%        $  6,507          2.08%             2.08%          (1.24)%           69%
       --         $15.16        22.46%        $  6,874          2.09%             2.09%          (1.03)%           54%
------------------------------------------------------------------------------------------------------------------------

       --         $ 6.26         7.56%*       $    264          2.24%**           1.91%**        (1.22)%**         14%
    (1.41)        $ 5.82       (24.82)%       $    376          2.17%             2.00%          (1.13)%           47%
    (2.19)        $10.13       (11.88)%       $    714          2.11%             2.09%          (1.37)%           96%
    (3.50)        $13.65        16.07%@       $    802          2.09%             2.09%          (1.47)%           55%
    (0.19)        $14.94         3.57%        $  1,122          2.08%             2.08%          (1.22)%           69%
       --         $14.61        22.36%        $  1,600          2.09%             2.09%          (1.03)%           54%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $12.44         0.01[DELTA]         1.03             1.04         (0.04)         --
Year ended 7/31/09                        $16.57         0.07[DELTA]        (3.66)           (3.59)        (0.04)      (0.50)
Year ended 7/31/08                        $18.52         0.04[DELTA]         0.72             0.76         (0.04)      (2.67)
Year ended 7/31/07                        $15.67         0.11[DELTA]@        3.07             3.18         (0.08)      (0.25)
Year ended 7/31/06                        $16.34        (0.03)[DELTA]       (0.64)           (0.67)           --          --
Year ended 7/31/05                        $14.61         0.03                1.74             1.77         (0.04)         --
-------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Six months ended 1/31/2010 +              $12.09           --^[DELTA]        0.99             0.99         (0.02)         --
Year ended 7/31/09                        $16.14         0.04[DELTA]        (3.56)           (3.52)        (0.03)      (0.50)
Year ended 7/31/08                        $18.12        (0.01)[DELTA]        0.71             0.70         (0.01)      (2.67)
Year ended 7/31/07                        $15.36         0.06[DELTA]@        3.01             3.07         (0.06)      (0.25)
Year ended 7/31/06                        $16.05        (0.07)[DELTA]       (0.62)           (0.69)           --          --
Year ended 7/31/05                        $14.38        (0.02)               1.72             1.70         (0.03)         --
-------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Six months ended 1/31/2010 +              $11.27        (0.05)[DELTA]        0.93             0.88            --          --
Year ended 7/31/09                        $15.19        (0.04)[DELTA]       (3.38)           (3.42)           --       (0.50)
Year ended 7/31/08                        $17.30        (0.13)[DELTA]        0.69             0.56            --       (2.67)
Year ended 7/31/07                        $14.74        (0.06)[DELTA]@       2.88             2.82         (0.01)      (0.25)
Year ended 7/31/06                        $15.52        (0.18)[DELTA]       (0.60)           (0.78)           --          --
Year ended 7/31/05                        $13.99        (0.14)               1.67             1.53            --^         --
-------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Six months ended 1/31/2010 +              $10.91        (0.05)[DELTA]        0.90             0.85            --          --
Year ended 7/31/09                        $14.72        (0.04)[DELTA]       (3.27)           (3.31)           --       (0.50)
Year ended 7/31/08                        $16.85        (0.12)[DELTA]        0.66             0.54            --       (2.67)
Year ended 7/31/07                        $14.36        (0.06)[DELTA]@       2.81             2.75         (0.01)      (0.25)
Year ended 7/31/06                        $15.12        (0.18)[DELTA]       (0.58)           (0.76)           --          --
Year ended 7/31/05                        $13.63        (0.15)               1.64             1.49            --^         --
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $18.36         0.13[DELTA]         1.11             1.24         (0.14)         --
Year ended 7/31/09                        $23.76         0.32[DELTA]        (5.34)           (5.02)        (0.38)         --
Year ended 7/31/08                        $25.50         0.34[DELTA]        (1.77)           (1.43)        (0.31)         --
Year ended 7/31/07                        $22.56         0.57[DELTA]@        2.85             3.42         (0.48)         --
Year ended 7/31/06                        $21.71         0.28[DELTA]         0.83             1.11         (0.26)         --
Year ended 7/31/05                        $19.10        (0.15)[DELTA]        2.76             2.61            --          --
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES
Six months ended 1/31/2010 +              $18.03         0.10[DELTA]         1.10             1.20         (0.12)         --
Year ended 7/31/09                        $23.35         0.26[DELTA]        (5.24)           (4.98)        (0.34)         --
Year ended 7/31/08                        $25.07         0.27[DELTA]        (1.74)           (1.47)        (0.25)         --
Year ended 7/31/07                        $22.18         0.49[DELTA]@        2.82             3.31         (0.42)         --
Year ended 7/31/06                        $21.34         0.23[DELTA]         0.85             1.08         (0.24)         --
Year ended 7/31/05                        $18.82        (0.19)[DELTA]        2.71             2.52            --          --
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES
Six months ended 1/31/2010 +              $17.42         0.02[DELTA]         1.06             1.08         (0.05)         --
Year ended 7/31/09                        $22.57         0.14[DELTA]        (5.08)           (4.94)        (0.21)         --
Year ended 7/31/08                        $24.31         0.08[DELTA]        (1.67)           (1.59)        (0.15)         --
Year ended 7/31/07                        $21.53         0.31[DELTA]@        2.71             3.02         (0.24)         --
Year ended 7/31/06                        $20.83         0.06[DELTA]         0.80             0.86         (0.16)         --
Year ended 7/31/05                        $18.51        (0.33)[DELTA]        2.65             2.32            --          --
-------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES
Six months ended 1/31/2010 +              $16.89         0.02[DELTA]         1.04             1.06         (0.06)         --
Year ended 7/31/09                        $21.92         0.12[DELTA]        (4.92)           (4.80)        (0.23)         --
Year ended 7/31/08                        $23.67         0.08[DELTA]        (1.68)           (1.60)        (0.15)         --
Year ended 7/31/07                        $20.97         0.29[DELTA]@        2.66             2.95         (0.25)         --
Year ended 7/31/06                        $20.27         0.07[DELTA]         0.78             0.85         (0.15)         --
Year ended 7/31/05                        $18.01        (0.32)[DELTA]        2.58             2.26            --          --
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.04)        $13.44         8.33%*       $255,207          1.16%**           1.06%**         0.17%**          14%
    (0.54)        $12.44       (21.13)%       $237,049          1.13%             1.06%           0.62%            31%
    (2.71)        $16.57         2.79%        $371,615          1.11%             1.07%           0.21%            57%
    (0.33)        $18.52        20.51%@       $535,734          1.10%             1.08%           0.52%            98%
       --         $15.67        (4.10)%       $616,737          1.08%             1.08%          (0.18)%          108%
    (0.04)        $16.34        12.13%        $707,766          1.08%             1.08%           0.16%            71%
------------------------------------------------------------------------------------------------------------------------

    (0.02)        $13.06         8.19%*       $ 61,245          1.41%**           1.31%**        (0.08)%**         14%
    (0.53)        $12.09       (21.29)%       $ 61,219          1.38%             1.31%           0.37%            31%
    (2.68)        $16.14         2.51%        $ 90,015          1.36%             1.32%          (0.03)%           57%
    (0.31)        $18.12        20.18%@       $ 92,728          1.35%             1.33%           0.27%            98%
       --         $15.36        (4.30)%       $114,828          1.33%             1.33%          (0.42)%          108%
    (0.03)        $16.05        11.83%        $165,836          1.33%             1.33%          (0.08)%           71%
------------------------------------------------------------------------------------------------------------------------

       --         $12.15         7.81%*       $  4,835          2.16%**           2.06%**        (0.81)%**         14%
    (0.50)        $11.27       (21.96)%       $  6,185          2.12%             2.06%          (0.37)%           31%
    (2.67)        $15.19         1.78%        $ 14,165          2.11%             2.07%          (0.77)%           57%
    (0.26)        $17.30        19.29%@       $ 11,347          2.10%             2.08%          (0.49)%           98%
       --         $14.74        (5.03)%       $ 13,259          2.08%             2.08%          (1.18)%          108%
       --^        $15.52        10.95%        $ 17,791          2.08%             2.08%          (0.85)%           71%
------------------------------------------------------------------------------------------------------------------------

       --         $11.76         7.89%*       $  1,308          2.16%**           2.06%**        (0.80)%**         14%
    (0.50)        $10.91       (21.97)%       $  1,631          2.13%             2.06%          (0.38)%           31%
    (2.67)        $14.72         1.70%        $  2,805          2.11%             2.07%          (0.77)%           57%
    (0.26)        $16.85        19.30%@       $  2,275          2.10%             2.08%          (0.45)%           98%
       --         $14.36        (5.03)%       $  3,199          2.08%             2.08%          (1.17)%          108%
       --^        $15.12        10.95%        $  5,238          2.08%             2.08%          (0.83)%           71%
------------------------------------------------------------------------------------------------------------------------

    (0.14)        $19.46         6.75%*       $  5,308          2.83%**           0.73%**         1.30%**          36%
    (0.38)        $18.36       (21.12)%       $  6,977          2.22%             0.73%           1.76%           102%
    (0.31)        $23.76        (5.69)%       $ 16,556          1.76%             0.73%           1.33%            76%
    (0.48)        $25.50        15.22%@       $ 18,875          1.67%             0.73%           2.08%            68%
    (0.26)        $22.56         5.14%        $ 15,759          2.72%             0.73%           1.25%           147%
       --         $21.71        13.66%        $  5,973          1.99%             1.45%          (0.73)%           28%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $19.11         6.68%*       $  1,993          3.08%**           0.98%**         1.02%**          36%
    (0.34)        $18.03       (21.37)%       $  2,078          2.50%             0.98%           1.49%           102%
    (0.25)        $23.35        (5.93)%       $  3,074          2.00%             0.98%           1.08%            76%
    (0.42)        $25.07        14.97%@       $  3,926          1.92%             0.98%           1.80%            68%
    (0.24)        $22.18         5.05%        $  4,670          2.93%             0.98%           1.08%           147%
       --         $21.34        13.39%        $  7,087          2.24%             1.70%          (0.98)%           28%
------------------------------------------------------------------------------------------------------------------------

    (0.05)        $18.45         6.28%*       $    132          3.83%**           1.73%**         0.26%**          36%
    (0.21)        $17.42       (21.93)%       $    113          3.21%             1.73%           0.79%           102%
    (0.15)        $22.57        (6.62)%       $    225          2.74%             1.73%           0.34%            76%
    (0.24)        $24.31        14.11%@       $    369          2.66%             1.73%           1.08%            68%
    (0.16)        $21.53         4.13%        $    371          3.70%             1.73%           0.27%           147%
       --         $20.83        12.53%        $    311          2.97%             2.45%          (1.73)%           28%
------------------------------------------------------------------------------------------------------------------------

    (0.06)        $17.89         6.25%*       $    163          3.83%**           1.73%**         0.24%**          36%
    (0.23)        $16.89       (21.93)%       $    156          3.26%             1.73%           0.75%           102%
    (0.15)        $21.92        (6.83)%       $    228          2.74%             1.73%           0.34%            76%
    (0.25)        $23.67        14.12%@       $    356          2.67%             1.73%           1.02%            68%
    (0.15)        $20.97         4.22%        $    389          3.71%             1.73%           0.32%           147%
       --         $20.27        12.55%        $    516          3.00%             2.45%          (1.73)%           28%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 3.24           --^[DELTA]        0.22             0.22            --          --
Year ended 7/31/09                        $ 3.75         0.02[DELTA]        (0.51)           (0.49)        (0.01)      (0.01)
Year ended 7/31/08                        $ 7.02         0.02[DELTA]        (0.78)           (0.76)        (0.01)      (2.50)
Year ended 7/31/07                        $ 8.05         0.01[DELTA]         0.93             0.94         (0.05)      (1.92)
Year ended 7/31/06                        $11.00         0.02[DELTA]         0.17             0.19         (0.01)      (3.13)
Year ended 7/31/05                        $10.32        (0.01)[DELTA]        1.41             1.40            --       (0.72)
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Six months ended 1/31/2010 +              $ 3.01        (0.01)[DELTA]        0.22             0.21            --          --
Year ended 7/31/09                        $ 3.49         0.01[DELTA]        (0.47)           (0.46)        (0.01)      (0.01)
Year ended 7/31/08                        $ 6.73         0.01[DELTA]        (0.75)           (0.74)           --       (2.50)
Year ended 7/31/07                        $ 7.80        (0.01)[DELTA]        0.90             0.89         (0.04)      (1.92)
Year ended 7/31/06                        $10.78           --^[DELTA]        0.15             0.15            --^      (3.13)
Year ended 7/31/05                        $10.14        (0.03)[DELTA]        1.39             1.36            --       (0.72)
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Six months ended 1/31/2010 +              $ 2.71        (0.02)[DELTA]        0.20             0.18            --          --
Year ended 7/31/09                        $ 3.16        (0.01)[DELTA]       (0.43)           (0.44)           --       (0.01)
Year ended 7/31/08                        $ 6.39        (0.02)[DELTA]       (0.71)           (0.73)           --       (2.50)
Year ended 7/31/07                        $ 7.52        (0.06)[DELTA]        0.86             0.80         (0.01)      (1.92)
Year ended 7/31/06                        $10.56        (0.06)[DELTA]        0.15             0.09            --       (3.13)
Year ended 7/31/05                        $ 9.96        (0.04)[DELTA]        1.36             1.32            --       (0.72)
-------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Six months ended 1/31/2010 +              $ 2.72        (0.02)[DELTA]        0.19             0.17           --           --
Year ended 7/31/09                        $ 3.17        (0.01)[DELTA]       (0.43)           (0.44)          --        (0.01)
Year ended 7/31/08                        $ 6.39        (0.02)[DELTA]       (0.70)           (0.72)          --        (2.50)
Year ended 7/31/07                        $ 7.52        (0.05)[DELTA]        0.84             0.79           --        (1.92)
Year ended 7/31/06                        $10.56        (0.06)[DELTA]        0.15             0.09           --        (3.13)
Year ended 7/31/05                        $ 9.96        (0.04)[DELTA]        1.36             1.32           --        (0.72)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $13.48         0.05[DELTA]         2.02             2.07         (0.10)         --
Year ended 7/31/09                        $17.04         0.21[DELTA]        (3.55)           (3.34)        (0.22)         --
Year ended 7/31/08                        $20.29         0.19[DELTA]        (0.91)           (0.72)        (0.16)      (2.37)
Year ended 7/31/07                        $20.89         0.13[DELTA]         2.12             2.25         (0.08)      (2.77)
Year ended 7/31/06                        $22.82         0.09                0.46             0.55         (0.05)      (2.43)
Year ended 7/31/05                        $20.01        (0.04)[DELTA]        4.51             4.47            --       (1.66)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
Six months ended 1/31/2010 +              $13.33         0.03[DELTA]         2.01             2.04         (0.07)         --
Year ended 7/31/09                        $16.84         0.18[DELTA]        (3.51)           (3.33)        (0.18)         --
Year ended 7/31/08                        $20.09         0.14[DELTA]        (0.90)           (0.76)        (0.12)      (2.37)
Year ended 7/31/07                        $20.74         0.08[DELTA]         2.11             2.19         (0.07)      (2.77)
Year ended 7/31/06                        $22.68         0.02                0.47             0.49            --       (2.43)
Year ended 7/31/05                        $19.95        (0.10)[DELTA]        4.49             4.39            --       (1.66)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
Six months ended 1/31/2010 +              $12.77        (0.02)[DELTA]        1.91             1.89            --^         --
Year ended 7/31/09                        $16.11         0.08[DELTA]        (3.35)           (3.27)        (0.07)         --
Year ended 7/31/08                        $19.34           --^[DELTA]       (0.86)           (0.86)           --       (2.37)
Year ended 7/31/07                        $20.18        (0.08)[DELTA]        2.05             1.97         (0.04)      (2.77)
Year ended 7/31/06                        $22.29        (0.13)               0.45             0.32            --       (2.43)
Year ended 7/31/05                        $19.76        (0.24)[DELTA]        4.43             4.19            --       (1.66)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
Six months ended 1/31/2010 +              $12.73        (0.02)[DELTA]        1.90             1.88            --          --
Year ended 7/31/09                        $16.07         0.08[DELTA]        (3.33)           (3.25)        (0.09)         --
Year ended 7/31/08                        $19.31           --^[DELTA]       (0.87)           (0.87)           --       (2.37)
Year ended 7/31/07                        $20.14        (0.08)[DELTA]        2.06             1.98         (0.04)      (2.77)
Year ended 7/31/06                        $22.25        (0.14)               0.46             0.32            --       (2.43)
Year ended 7/31/05                        $19.74        (0.24)[DELTA]        4.41             4.17            --       (1.66)
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
       --         $ 3.46         6.79%*      $ 17,987           1.89%**           1.35%**        (0.10)%**         27%
    (0.02)        $ 3.24       (12.86)%      $ 17,394           1.89%             1.35%           0.64%            46%
    (2.51)        $ 3.75       (12.23)%      $ 22,662           1.82%             1.35%           0.37%            49%
    (1.97)        $ 7.02        12.53%       $ 51,541           1.52%             1.35%           0.17%            72%
    (3.14)        $ 8.05         1.93%       $ 72,981           1.40%             1.37%           0.23%            42%
    (0.72)        $11.00        13.86%       $ 98,885           1.35%             1.35%          (0.07)%           12%
------------------------------------------------------------------------------------------------------------------------

       --         $ 3.22         6.98%*      $  9,956           2.14%**           1.60%**        (0.35)%**         27%
    (0.02)        $ 3.01       (13.18)%      $  7,497           2.14%             1.60%           0.40%            46%
    (2.50)        $ 3.49       (12.41)%      $ 10,552           2.06%             1.60%           0.16%            49%
    (1.96)        $ 6.73        12.24%       $ 11,486           1.77%             1.60%          (0.08)%           72%
    (3.13)        $ 7.80         1.59%       $ 17,759           1.65%             1.62%          (0.05)%           42%
    (0.72)        $10.78        13.60%       $ 29,172           1.60%             1.60%          (0.31)%           12%
------------------------------------------------------------------------------------------------------------------------

       --         $ 2.89         6.64%*      $  1,711           2.89%**           2.35%**        (1.10)%**         27%
    (0.01)        $ 2.71       (13.80)%      $  1,937           2.89%             2.35%          (0.34)%           46%
    (2.50)        $ 3.16       (13.23)%      $  3,032           2.81%             2.35%          (0.62)%           49%
    (1.93)        $ 6.39        11.38%       $  5,069           2.53%             2.35%          (0.87)%           72%
    (3.13)        $ 7.52         0.86%       $  6,032           2.40%             2.37%          (0.73)%           42%
    (0.72)        $10.56        13.54%       $  7,348           2.36%             1.73%          (0.40)%           12%
------------------------------------------------------------------------------------------------------------------------

       --         $ 2.89         6.25%*      $  1,937           2.89%**           2.35%**        (1.11)%**         27%
    (0.01)        $ 2.72       (13.75)%      $  1,446           2.88%             2.35%          (0.35)%           46%
    (2.50)        $ 3.17       (12.95)%      $  1,749           2.81%             2.35%          (0.62)%           49%
    (1.92)        $ 6.39        11.28%       $  2,853           2.51%             2.35%          (0.75)%           72%
    (3.13)        $ 7.52         0.86%       $  5,161           2.40%             2.37%          (0.71)%           42%
    (0.72)        $10.56        13.54%       $  6,143           2.36%             1.73%          (0.39)%           12%
------------------------------------------------------------------------------------------------------------------------

    (0.10)        $15.45        15.35%*      $ 56,292           1.30%**           1.18%**         0.71%**          37%
    (0.22)        $13.48       (19.32)%      $ 65,235           1.30%             1.20%           1.68%            68%
    (2.53)        $17.04        (3.68)%      $ 86,463           1.24%             1.19%           1.05%            60%
    (2.85)        $20.29        10.77%       $110,873           1.25%             1.20%           0.61%            46%
    (2.48)        $20.89         2.62%       $116,503           1.24%             1.21%           0.39%            99%
    (1.66)        $22.82        23.59%       $158,505           1.20%             1.20%          (0.20)%          105%
------------------------------------------------------------------------------------------------------------------------

    (0.07)        $15.30        15.29%*      $  1,396           1.55%**           1.43%**         0.42%**          37%
    (0.18)        $13.33       (19.56)%      $  1,275           1.55%             1.45%           1.42%            68%
    (2.49)        $16.84        (3.95)%      $  1,682           1.50%             1.45%           0.77%            60%
    (2.84)        $20.09        10.53%       $  2,198           1.50%             1.45%           0.36%            46%
    (2.43)        $20.74         2.36%       $  2,434           1.49%             1.46%           0.11%            99%
    (1.66)        $22.68        23.24%       $  2,715           1.45%             1.45%          (0.48)%          105%
------------------------------------------------------------------------------------------------------------------------

       --^        $14.66        14.81%*      $    608           2.30%**           2.18%**        (0.31)%**         37%
    (0.07)        $12.77       (20.16)%      $    572           2.30%             2.20%           0.68%            68%
    (2.37)        $16.11        (4.68)%      $    834           2.25%             2.20%           0.03%            60%
    (2.81)        $19.34         9.63%       $  1,104           2.25%             2.20%          (0.39)%           46%
    (2.43)        $20.18         1.59%       $  1,221           2.24%             2.21%          (0.64)%           99%
    (1.66)        $22.29        22.35%       $  1,142           2.20%             2.19%          (1.18)%          105%
------------------------------------------------------------------------------------------------------------------------

       --         $14.61        14.86%*      $    372           2.30%**           2.18%**        (0.31)%**         37%
    (0.09)        $12.73       (20.17)%      $    399           2.30%             2.20%           0.68%            68%
    (2.37)        $16.07        (4.74)%      $    384           2.25%             2.20%           0.01%            60%
    (2.81)        $19.31         9.66%       $    713           2.25%             2.20%          (0.39)%           46%
    (2.43)        $20.14         1.59%       $    839           2.24%             2.21%          (0.64)%           99%
    (1.66)        $22.25        22.39%       $    927           2.20%             2.19%          (1.21)%          105%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                              RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                            -----------------------------                     --------------------
                                                                             NET REALIZED
                                                                                  AND
                                                                              UNREALIZED       CHANGE IN
                                             NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                               VALUE,            NET             FROM          RESULTING         NET         NET
                                             BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                             OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $12.52         0.08[DELTA]         1.22             1.30         (0.08)         --
Year ended 7/31/09                            $17.98         0.24[DELTA]        (4.42)           (4.18)        (0.27)      (1.01)
Year ended 7/31/08                            $25.65         0.31[DELTA]        (4.14)           (3.83)        (0.28)      (3.56)
Year ended 7/31/07                            $25.68         0.37[DELTA]         4.19             4.56         (0.36)      (4.23)
Year ended 7/31/06                            $26.04         0.26                1.77             2.03         (0.24)      (2.15)
Year ended 7/31/05                            $22.58         0.10                4.85             4.95         (0.11)      (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS A SHARES
Six months ended 1/31/2010 +                  $12.30         0.06[DELTA]         1.20             1.26         (0.07)         --
Year ended 7/31/09                            $17.69         0.21[DELTA]        (4.35)           (4.14)        (0.24)      (1.01)
Year ended 7/31/08                            $25.30         0.25[DELTA]        (4.07)           (3.82)        (0.23)      (3.56)
Year ended 7/31/07                            $25.39         0.30[DELTA]         4.13             4.43         (0.29)      (4.23)
Year ended 7/31/06                            $25.76         0.19                1.77             1.96         (0.18)      (2.15)
Year ended 7/31/05                            $22.36         0.04                4.79             4.83         (0.05)      (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS B SHARES
Six months ended 1/31/2010 +                  $11.66         0.01[DELTA]         1.14             1.15         (0.02)         --
Year ended 7/31/09                            $16.90         0.11[DELTA]        (4.18)           (4.07)        (0.16)      (1.01)
Year ended 7/31/08                            $24.35         0.09[DELTA]        (3.89)           (3.80)        (0.09)      (3.56)
Year ended 7/31/07                            $24.61         0.10[DELTA]         3.99             4.09         (0.12)      (4.23)
Year ended 7/31/06                            $25.11           --^               1.71             1.71         (0.06)      (2.15)
Year ended 7/31/05                            $21.94        (0.14)               4.69             4.55            --       (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
ALL CAP VALUE CLASS C SHARES
Six months ended 1/31/2010 +                  $11.63         0.01[DELTA]         1.14             1.15         (0.03)         --
Year ended 7/31/09                            $16.86         0.11[DELTA]        (4.16)           (4.05)        (0.17)      (1.01)
Year ended 7/31/08                            $24.32         0.09[DELTA]        (3.89)           (3.80)        (0.10)      (3.56)
Year ended 7/31/07                            $24.59         0.11[DELTA]         3.98             4.09         (0.13)      (4.23)
Year ended 7/31/06                            $25.09           --^               1.71             1.71         (0.06)      (2.15)
Year ended 7/31/05                            $21.93        (0.15)               4.69             4.54            --       (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 8.55         0.07[DELTA]         0.80             0.87         (0.07)         --
Year ended 7/31/09                            $11.48         0.22[DELTA]        (2.74)           (2.52)        (0.25)      (0.16)
Year ended 7/31/08                            $14.39         0.25[DELTA]        (2.03)           (1.78)        (0.23)      (0.90)
Year ended 7/31/07                            $14.72         0.22[DELTA]@        1.80             2.02         (0.22)      (2.13)
Year ended 7/31/06                            $15.08         0.21                1.07             1.28         (0.20)      (1.44)
Year ended 7/31/05                            $13.52         0.18                1.95             2.13         (0.18)      (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.52         0.06[DELTA]         0.80             0.86         (0.06)         --
Year ended 7/31/09                            $11.44         0.19[DELTA]        (2.72)           (2.53)        (0.23)      (0.16)
Year ended 7/31/08                            $14.35         0.21[DELTA]        (2.03)           (1.82)        (0.19)      (0.90)
Year ended 7/31/07                            $14.69         0.18[DELTA]@        1.79             1.97         (0.18)      (2.13)
Year ended 7/31/06                            $15.05         0.17                1.07             1.24         (0.16)      (1.44)
Year ended 7/31/05                            $13.50         0.14                1.94             2.08         (0.14)      (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.62         0.02[DELTA]         0.81             0.83         (0.03)         --
Year ended 7/31/09                            $11.57         0.14[DELTA]        (2.76)           (2.62)        (0.17)      (0.16)
Year ended 7/31/08                            $14.49         0.12[DELTA]        (2.05)           (1.93)        (0.09)      (0.90)
Year ended 7/31/07                            $14.81         0.08[DELTA]@        1.80             1.88         (0.07)      (2.13)
Year ended 7/31/06                            $15.17         0.06                1.08             1.14         (0.06)      (1.44)
Year ended 7/31/05                            $13.61         0.04                1.95             1.99         (0.04)      (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.42         0.02[DELTA]         0.80             0.82         (0.03)         --
Year ended 7/31/09                            $11.32         0.13[DELTA]        (2.70)           (2.57)        (0.17)      (0.16)
Year ended 7/31/08                            $14.21         0.11[DELTA]        (2.01)           (1.90)        (0.09)      (0.90)
Year ended 7/31/07                            $14.56         0.08[DELTA]@        1.77             1.85         (0.07)      (2.13)
Year ended 7/31/06                            $14.94         0.06                1.06             1.12         (0.06)      (1.44)
Year ended 7/31/05                            $13.40         0.03                1.94             1.97         (0.04)      (0.39)
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.08)        $13.74        10.38%*       $   83,229        1.44%**           1.09%**         1.13%**         15%
    (1.28)        $12.52       (22.15)%       $   93,858        1.40%             1.16%           2.00%           42%
    (3.84)        $17.98       (17.47)%       $  165,714        1.34%             1.19%           1.43%           43%
    (4.59)        $25.65        18.93%        $  223,709        1.31%             1.22%           1.40%           23%
    (2.39)        $25.68         8.38%        $  226,189        1.31%             1.29%           0.99%           40%
    (1.49)        $26.04        22.51%        $  270,131        1.30%             1.30%           0.41%           24%
------------------------------------------------------------------------------------------------------------------------

    (0.07)        $13.49        10.21%*       $   37,630        1.69%**           1.34%**         0.85%**         15%
    (1.25)        $12.30       (22.29)%       $   33,491        1.65%             1.41%           1.72%           42%
    (3.79)        $17.69       (17.65)%       $   52,999        1.59%             1.44%           1.19%           43%
    (4.52)        $25.30        18.58%        $   44,717        1.56%             1.47%           1.14%           23%
    (2.33)        $25.39         8.16%        $   38,714        1.56%             1.54%           0.74%           40%
    (1.43)        $25.76        22.22%        $   39,433        1.55%             1.55%           0.15%           24%
------------------------------------------------------------------------------------------------------------------------

    (0.02)        $12.79         9.90%*       $    7,670        2.44%**           2.09%**         0.13%**         15%
    (1.17)        $11.66       (22.98)%       $    8,991        2.40%             2.16%           0.99%           42%
    (3.65)        $16.90       (18.24)%       $   15,431        2.34%             2.19%           0.43%           43%
    (4.35)        $24.35        17.65%        $   23,974        2.31%             2.22%           0.40%           23%
    (2.21)        $24.61         7.33%        $   21,679        2.31%             2.29%          (0.01)%          40%
    (1.38)        $25.11        21.33%        $   22,278        2.30%             2.30%          (0.60)%          24%
------------------------------------------------------------------------------------------------------------------------

    (0.03)        $12.75         9.85%*       $    4,850        2.44%**           2.09%**         0.12%**         15%
    (1.18)        $11.63       (22.97)%       $    5,102        2.39%             2.16%           0.98%           42%
    (3.66)        $16.86       (18.25)%       $    8,647        2.34%             2.19%           0.43%           43%
    (4.36)        $24.32        17.67%        $    8,150        2.31%             2.22%           0.40%           23%
    (2.21)        $24.59         7.33%        $    4,455        2.31%             2.29%          (0.01)%          40%
    (1.38)        $25.09        21.24%        $    4,553        2.30%             2.30%          (0.58)%          24%
------------------------------------------------------------------------------------------------------------------------

    (0.07)        $ 9.35        10.19%*       $  326,307        1.09%**           0.94%**         1.51%**         25%
    (0.41)        $ 8.55       (21.78)%       $  308,345        1.07%             0.98%           2.58%           58%
    (1.13)        $11.48       (13.52)%       $  487,006        1.08%             1.01%           1.88%           47%
    (2.35)        $14.39        14.52%@       $  649,497        1.07%             1.03%           1.50%           49%
    (1.64)        $14.72         9.29%        $  581,507        1.07%             1.07%           1.40%           57%
    (0.57)        $15.08        16.07%        $  574,251        1.07%             1.07%           1.27%           31%
------------------------------------------------------------------------------------------------------------------------

    (0.06)        $ 9.32        10.09%*       $   11,201        1.34%**           1.19%**         1.26%**         25%
    (0.39)        $ 8.52       (22.02)%       $   11,024        1.32%             1.23%           2.32%           58%
    (1.09)        $11.44       (13.67)%       $   17,759        1.33%             1.26%           1.63%           47%
    (2.31)        $14.35        14.13%@       $   29,725        1.32%             1.27%           1.24%           49%
    (1.60)        $14.69         9.05%        $   22,968        1.32%             1.32%           1.16%           57%
    (0.53)        $15.05        15.74%        $   24,805        1.32%             1.32%           1.01%           31%
------------------------------------------------------------------------------------------------------------------------

    (0.03)        $ 9.42         9.62%*       $    1,759        2.09%**           1.94%**         0.53%**         25%
    (0.33)        $ 8.62       (22.52)%       $    1,991        2.07%             1.98%           1.61%           58%
    (0.99)        $11.57       (14.40)%       $    3,932        2.08%             2.01%           0.88%           47%
    (2.20)        $14.49        13.38%@       $    5,872        2.07%             2.03%           0.50%           49%
    (1.50)        $14.81         8.22%        $    5,783        2.07%             2.07%           0.40%           57%
    (0.43)        $15.17        14.85%        $    5,739        2.07%             2.07%           0.26%           31%
------------------------------------------------------------------------------------------------------------------------

    (0.03)        $ 9.21         9.72%*       $      649        2.09%**           1.94%**         0.54%**         25%
    (0.33)        $ 8.42      (22.55)%        $      778        2.07%             1.98%           1.59%           58%
    (0.99)        $11.32      (14.40)%        $    1,756        2.08%             2.01%           0.88%           47%
    (2.20)        $14.21        13.34%@       $    2,533        2.07%             2.02%           0.50%           49%
    (1.50)        $14.56         8.21%        $    2,227        2.07%             2.07%           0.41%           57%
    (0.43)        $14.94        14.96%        $    2,313        2.07%             2.07%           0.26%           31%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                              RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                            -----------------------------                     --------------------
                                                                             NET REALIZED
                                                                                  AND
                                                                              UNREALIZED        CHANGE IN
                                             NET ASSET                      GAINS/(LOSSES)     NET ASSETS
                                               VALUE,            NET             FROM           RESULTING        NET         NET
                                             BEGINNING       INVESTMENT       INVESTMENTS          FROM      INVESTMENT   REALIZED
                                             OF PERIOD      INCOME/(LOSS)    TRANSACTIONS       OPERATIONS     INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 9.05         0.05[DELTA]         0.68             0.73         (0.07)         --
Year ended 7/31/09                            $14.66         0.17[DELTA]        (5.53)           (5.36)        (0.25)         --
Year ended 7/31/08                            $16.95         0.14[DELTA]        (2.22)           (2.08)        (0.13)      (0.08)
Year ended 7/31/07                            $15.16         0.17[DELTA]         1.80             1.97         (0.12)      (0.06)
Year ended 7/31/06                            $14.61         0.17                0.72             0.89         (0.16)      (0.18)
Year ended 7/31/05                            $13.20         0.18                1.76             1.94         (0.18)      (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.94         0.04[DELTA]         0.66             0.70         (0.06)         --
Year ended 7/31/09                            $14.45         0.15[DELTA]        (5.43)           (5.28)        (0.23)         --
Year ended 7/31/08                            $16.71         0.10[DELTA]        (2.20)           (2.10)        (0.08)      (0.08)
Year ended 7/31/07                            $14.96         0.12[DELTA]         1.78             1.90         (0.09)      (0.06)
Year ended 7/31/06                            $14.42         0.13                0.71             0.84         (0.12)      (0.18)
Year ended 7/31/05                            $13.04         0.14                1.73             1.87         (0.14)      (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.88           --[DELTA]         0.69             0.69         (0.02)         --
Year ended 7/31/09                            $14.41         0.07[DELTA]        (5.44)           (5.37)        (0.16)         --
Year ended 7/31/08                            $16.69        (0.02)[DELTA]       (2.18)           (2.20)           --       (0.08)
Year ended 7/31/07                            $14.98           --[DELTA]         1.78             1.78         (0.01)      (0.06)
Year ended 7/31/06                            $14.46         0.01                0.72             0.73         (0.03)      (0.18)
Year ended 7/31/05                            $13.08         0.04                1.74             1.78         (0.05)      (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.91           --[DELTA]^        0.67             0.67         (0.01)         --
Year ended 7/31/09                            $14.41         0.10[DELTA]        (5.45)           (5.35)        (0.15)         --
Year ended 7/31/08                            $16.70        (0.02)[DELTA]       (2.19)           (2.21)           --       (0.08)
Year ended 7/31/07                            $14.98           --[DELTA]         1.79             1.79         (0.01)      (0.06)
Year ended 7/31/06                            $14.46         0.01                0.72             0.73         (0.03)      (0.18)
Year ended 7/31/05                            $13.08         0.03                1.74             1.77         (0.04)      (0.35)
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              ---------------------------------------------------------------------------------

                                                              RATIOS OF          RATIOS OF
                    NET          TOTAL           NET           EXPENSES           EXPENSES          RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                 TO               INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE            AVERAGE               INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET                NET               TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)         ASSETS (b)           NET ASSETS      RATE (d)
-------------------------------------------------------------------------------------------------------------------------------
    (0.07)        $ 9.71         8.07%*       $ 74,807          1.98%[OMEGA]!**    1.65%[OMEGA]!**       0.98%**         111%
    (0.25)        $ 9.05       (36.73)%       $ 72,778          2.08%[OMEGA]!      1.71%[OMEGA]!         1.71%           188%
    (0.21)        $14.66       (12.31)%       $133,506          1.76%[OMEGA]       1.51%[OMEGA]          0.89%           147%
    (0.18)        $16.95        12.94%        $180,126          1.02%[OMEGA]       0.92%[OMEGA]          0.99%           141%
    (0.34)        $15.16         6.12%        $166,510          1.03%              0.92%                 1.09%           126%
    (0.53)        $14.61        14.92%        $169,723          1.05%              0.92%                 1.17%           102%
-------------------------------------------------------------------------------------------------------------------------------

    (0.06)        $ 9.58         7.81%*       $  5,460          2.23%[OMEGA]!**    1.90%[OMEGA]!**       0.74%**         111%
    (0.23)        $ 8.94       (36.73)%       $  5,648          2.29%[OMEGA]!      1.93%[OMEGA]!         1.50%           188%
    (0.16)        $14.45       (12.65)%       $ 12,505          2.01%[OMEGA]       1.76%[OMEGA]          0.63%           147%
    (0.15)        $16.71        12.70%        $ 18,972          1.27%[OMEGA]       1.17%[OMEGA]          0.75%           141%
    (0.30)        $14.96         5.84%        $ 20,923          1.27%              1.17%                 0.85%           126%
    (0.49)        $14.42        14.58%        $ 24,026          1.31%              1.17%                 0.99%           102%
-------------------------------------------------------------------------------------------------------------------------------

    (0.02)        $ 9.55         7.78%*       $    286          2.99%[OMEGA]!**    2.66%[OMEGA]!**       (0.01)%**       111%
    (0.16)        $ 8.88       (37.43)%       $    347          3.05%[OMEGA]!      2.70%[OMEGA]!          0.75%          188%
    (0.08)        $14.41       (13.24)%       $    723          2.76%[OMEGA]       2.51%[OMEGA]          (0.11)%         147%
    (0.07)        $16.69        11.86%        $  1,044          2.03%[OMEGA]       1.92%[OMEGA]          (0.01)%         141%
    (0.21)        $14.98         5.07%        $    953          2.03%              1.92%                  0.09%          126%
    (0.40)        $14.46        13.67%        $  1,007          2.06%              1.92%                  0.18%          102%
-------------------------------------------------------------------------------------------------------------------------------

    (0.01)        $ 9.57         7.49%*       $     47          2.93%[OMEGA]!**    2.57%[OMEGA]!**        0.06%**        111%
    (0.15)        $ 8.91       (37.34)%       $     22          2.81%[OMEGA]!      2.50%[OMEGA]!          1.05%          188%
    (0.08)        $14.41       (13.29)%       $     75          2.76%[OMEGA]       2.51%[OMEGA]          (0.11)%         147%
    (0.07)        $16.70        11.93%        $    125          2.03%[OMEGA]       1.92%[OMEGA]          (0.02)%         141%
    (0.21)        $14.98         5.07%        $    112          2.02%              1.92%                  0.13%          126%
    (0.39)        $14.46        13.73%        $    193          2.06%              1.92%                  0.21%          102%
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $18.76        0.19[DELTA]          1.66             1.85         (0.19)         --
Year ended 7/31/09                        $24.05        0.44[DELTA]         (5.24)           (4.80)        (0.49)         --
Year ended 7/31/08                        $27.60        0.52[DELTA]         (3.58)           (3.06)        (0.49)         --
Year ended 7/31/07                        $24.24        0.50[DELTA]          3.35             3.85         (0.49)         --
Year ended 7/31/06                        $23.46        0.42[DELTA]          0.79             1.21         (0.43)         --
Year ended 7/31/05                        $21.01        0.44[DELTA]          2.45             2.89         (0.44)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Six months ended 1/31/2010 +              $18.70        0.16[DELTA]          1.65             1.81         (0.16)         --
Year ended 7/31/09                        $23.97        0.40[DELTA]         (5.22)           (4.82)        (0.45)         --
Year ended 7/31/08                        $27.51        0.46[DELTA]         (3.58)           (3.12)        (0.42)         --
Year ended 7/31/07                        $24.16        0.43[DELTA]          3.34             3.77         (0.42)         --
Year ended 7/31/06                        $23.38        0.36[DELTA]          0.80             1.16         (0.38)         --
Year ended 7/31/05                        $20.94        0.37[DELTA]          2.46             2.83         (0.39)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Six months ended 1/31/2010 +              $18.58        0.08[DELTA]          1.64             1.72         (0.08)         --
Year ended 7/31/09                        $23.84        0.26[DELTA]         (5.19)           (4.93)        (0.33)         --
Year ended 7/31/08                        $27.34        0.26[DELTA]         (3.56)           (3.30)        (0.20)         --
Year ended 7/31/07                        $24.01        0.22[DELTA]          3.33             3.55         (0.22)         --
Year ended 7/31/06                        $23.24        0.18[DELTA]          0.79             0.97         (0.20)         --
Year ended 7/31/05                        $20.83        0.20[DELTA]          2.44             2.64         (0.23)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Six months ended 1/31/2010 +              $18.59        0.09[DELTA]          1.63             1.72         (0.08)         --
Year ended 7/31/09                        $23.86        0.26[DELTA]         (5.20)           (4.94)        (0.33)         --
Year ended 7/31/08                        $27.37        0.26[DELTA]         (3.57)           (3.31)        (0.20)         --
Year ended 7/31/07                        $24.03        0.22[DELTA]          3.34             3.56         (0.22)         --
Year ended 7/31/06                        $23.26        0.18[DELTA]          0.78             0.96         (0.19)         --
Year ended 7/31/05                        $20.84        0.20[DELTA]          2.44             2.64         (0.22)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
Six months ended 1/31/2010 +              $18.76        0.18[DELTA]          1.65             1.83         (0.18)         --
Year ended 7/31/09                        $24.05        0.42[DELTA]         (5.23)           (4.81)        (0.48)         --
Year ended 7/31/08                        $27.59        0.50[DELTA]         (3.58)           (3.08)        (0.46)         --
Year ended 7/31/07                        $24.23        0.47[DELTA]          3.35             3.82         (0.46)         --
Year ended 7/31/06                        $23.45        0.40[DELTA]          0.80             1.20         (0.42)         --
Year ended 7/31/05                        $21.00        0.41[DELTA]          2.47             2.88         (0.43)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
Six months ended 1/31/2010 +              $18.76        0.17[DELTA]          1.65             1.82         (0.17)         --
Year ended 7/31/09                        $24.05        0.42[DELTA]         (5.25)           (4.83)        (0.46)         --
Year ended 7/31/08                        $27.59        0.48[DELTA]         (3.58)           (3.10)        (0.44)         --
Year ended 7/31/07                        $24.23        0.45[DELTA]          3.37             3.82         (0.46)         --
Year ended 7/31/06                        $23.45        0.39[DELTA]          0.79             1.18         (0.40)         --
Year ended 7/31/05                        $21.01        0.43[DELTA]          2.41             2.84         (0.40)         --
-------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
Six months ended 1/31/2010 +              $18.76        0.16[DELTA]          1.66             1.82         (0.16)         --
Year ended 7/31/09                        $24.05        0.41[DELTA]         (5.25)           (4.84)        (0.45)         --
Year ended 7/31/08                        $27.60        0.46[DELTA]         (3.60)           (3.14)        (0.41)         --
Year ended 7/31/07                        $24.23        0.43[DELTA]          3.36             3.79         (0.42)         --
Year ended 7/31/06                        $23.45        0.36[DELTA]          0.79             1.15         (0.37)         --
Year ended 7/31/05                        $21.01        0.37[DELTA]          2.46             2.83         (0.39)         --
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.19)        $20.42         9.85%*       $149,610          0.61%**           0.19%**         1.80%**          3%
    (0.49)        $18.76       (19.89)%       $141,566          0.62%             0.19%           2.47%            7%
    (0.49)        $24.05       (11.27)%       $169,016          0.60%             0.19%           1.97%            4%
    (0.49)        $27.60        15.92%        $193,180          0.61%             0.19%           1.84%            4%
    (0.43)        $24.24         5.21%        $184,177          0.60%             0.19%           1.75%            6%
    (0.44)        $23.46        13.86%        $168,279          0.62%             0.19%           1.97%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.16)        $20.35         9.69%*       $ 40,153          0.86%**           0.44%**         1.57%**          3%
    (0.45)        $18.70       (20.05)%       $ 41,527          0.87%             0.44%           2.22%            7%
    (0.42)        $23.97       (11.51)%       $ 55,640          0.85%             0.44%           1.71%            4%
    (0.42)        $27.51        15.65%        $ 65,640          0.86%             0.44%           1.59%            4%
    (0.38)        $24.16         4.97%        $ 65,204          0.85%             0.44%           1.52%            6%
    (0.39)        $23.38        13.58%        $ 70,261          0.87%             0.44%           1.69%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.08)        $20.22         9.28%*       $  1,959          1.61%**           1.19%**         0.81%**          3%
    (0.33)        $18.58       (20.68)%       $  1,989          1.62%             1.19%           1.49%            7%
    (0.20)        $23.84       (12.15)%       $  3,029          1.60%             1.19%           0.97%            4%
    (0.22)        $27.34        14.79%        $  3,961          1.61%             1.19%           0.84%            4%
    (0.20)        $24.01         4.17%        $  4,229          1.60%             1.19%           0.76%            6%
    (0.23)        $23.24        12.74%        $  4,399          1.63%             1.19%           0.93%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.08)        $20.23         9.22%*       $    993          1.61%**           1.19%**         0.84%**          3%
    (0.33)        $18.59       (20.69)%       $  1,452          1.62%             1.19%           1.46%            7%
    (0.20)        $23.86       (12.17)%       $  1,876          1.60%             1.19%           0.97%            4%
    (0.22)        $27.37        14.81%        $  2,223          1.61%             1.19%           0.83%            4%
    (0.19)        $24.03         4.15%        $  1,998          1.60%             1.19%           0.77%            6%
    (0.22)        $23.26        12.72%        $  2,301          1.63%             1.19%           0.90%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.18)        $20.41         9.75%*       $  9,773          0.69%**           0.27%**         1.73%**          3%
    (0.48)        $18.76       (19.95)%       $  9,732          0.70%             0.27%           2.38%            7%
    (0.46)        $24.05       (11.32)%       $ 11,175          0.68%             0.27%           1.87%            4%
    (0.46)        $27.59        15.83%        $ 17,852          0.69%             0.27%           1.76%            4%
    (0.42)        $24.23         5.13%        $ 17,558          0.68%             0.27%           1.67%            6%
    (0.43)        $23.45        13.79%        $ 18,690          0.71%             0.27%           1.83%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.17)        $20.41         9.77%*       $ 47,812          0.76%**           0.34%**         1.65%**          3%
    (0.46)        $18.76       (20.04)%       $ 43,098          0.77%             0.34%           2.33%            7%
    (0.44)        $24.05       (11.38)%       $ 56,847          0.75%             0.34%           1.81%            4%
    (0.46)        $27.59        15.76%        $ 69,251          0.76%             0.34%           1.68%            4%
    (0.40)        $24.23         5.06%        $ 64,939          0.75%             0.34%           1.62%            6%
    (0.40)        $23.45        13.62%        $ 78,123          0.77%             0.34%           1.98%            4%
------------------------------------------------------------------------------------------------------------------------

    (0.16)        $20.42         9.71%*       $ 32,738          0.86%**           0.44%**         1.56%**          3%
    (0.45)        $18.76       (20.08)%       $ 27,411          0.87%             0.44%           2.24%            7%
    (0.41)        $24.05       (11.51)%       $ 53,924          0.85%             0.44%           1.72%            4%
    (0.42)        $27.60        15.69%        $ 68,661          0.86%             0.44%           1.59%            4%
    (0.37)        $24.23         4.95%        $ 67,747          0.85%             0.44%           1.52%            6%
    (0.39)        $23.45        13.53%        $ 76,295          0.87%             0.44%           1.69%            4%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 7.25         0.03[DELTA]         0.31             0.34         (0.25)         --
Year ended 7/31/09                        $12.24         0.22[DELTA]        (3.59)           (3.37)        (0.19)      (1.43)
Year ended 7/31/08                        $15.55         0.45[DELTA]        (2.30)           (1.85)        (0.46)      (1.00)
Year ended 7/31/07                        $12.83         0.18[DELTA]@        2.92             3.10         (0.11)      (0.27)
Year ended 7/31/06                        $10.79         0.15[DELTA]         2.37             2.52         (0.20)      (0.28)
Year ended 7/31/05                        $ 9.32         0.13                1.54             1.67         (0.20)         --
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Six months ended 1/31/2010 +              $ 7.24         0.02[DELTA]         0.32             0.34         (0.24)         --
Year ended 7/31/09                        $12.23         0.20[DELTA]        (3.59)           (3.39)        (0.17)      (1.43)
Year ended 7/31/08                        $15.54         0.40[DELTA]        (2.28)           (1.88)        (0.43)      (1.00)
Year ended 7/31/07                        $12.84         0.15[DELTA]@        2.92             3.07         (0.10)      (0.27)
Year ended 7/31/06                        $10.80         0.13[DELTA]         2.36             2.49         (0.17)      (0.28)
Year ended 7/31/05                        $ 9.33         0.10                1.54             1.64         (0.17)         --
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Six months ended 1/31/2010 +              $ 7.09        (0.01[DELTA])        0.30             0.29         (0.20)         --
Year ended 7/31/09                        $11.95         0.14[DELTA]        (3.48)           (3.34)        (0.09)      (1.43)
Year ended 7/31/08                        $15.21         0.29[DELTA]        (2.23)           (1.94)        (0.32)      (1.00)
Year ended 7/31/07                        $12.64         0.04[DELTA]@        2.86             2.90         (0.06)      (0.27)
Year ended 7/31/06                        $10.66         0.04[DELTA]         2.32             2.36         (0.10)      (0.28)
Year ended 7/31/05                        $ 9.23         0.02                1.52             1.54         (0.11)         --
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Six months ended 1/31/2010 +              $ 6.79        (0.01)[DELTA]        0.30             0.29         (0.21)         --
Year ended 7/31/09                        $11.61         0.14[DELTA]        (3.42)           (3.28)        (0.11)      (1.43)
Year ended 7/31/08                        $14.81         0.30[DELTA]        (2.18)           (1.88)        (0.32)      (1.00)
Year ended 7/31/07                        $12.31         0.02[DELTA]@        2.81             2.83         (0.06)      (0.27)
Year ended 7/31/06                        $10.39         0.03[DELTA]         2.28             2.31         (0.11)      (0.28)
Year ended 7/31/05                        $ 8.99         0.02                1.49             1.51         (0.11)         --
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 8.95         0.28[DELTA]         0.91             1.19         (0.46)         --
Year ended 7/31/09                        $ 9.38         0.57[DELTA]        (0.38)            0.19         (0.61)      (0.01)
Year ended 7/31/08                        $11.18         0.55[DELTA]        (1.41)           (0.85)        (0.61)      (0.33)
Year ended 7/31/07                        $11.28         0.55[DELTA]         0.01             0.56         (0.55)      (0.11)
Year ended 7/31/06                        $11.54         0.52[DELTA]        (0.23)            0.29         (0.52)      (0.03)
Year ended 7/31/05                        $11.15         0.51                0.39             0.90         (0.50)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
Six months ended 1/31/2010 +              $ 8.93         0.26[DELTA]         0.90             1.16         (0.44)         --
Year ended 7/31/09                        $ 9.36         0.56[DELTA]        (0.39)            0.17         (0.59)      (0.01)
Year ended 7/31/08                        $11.15         0.53[DELTA]        (1.41)           (0.87)        (0.58)      (0.33)
Year ended 7/31/07                        $11.25         0.52[DELTA]         0.02             0.54         (0.52)      (0.12)
Year ended 7/31/06                        $11.51         0.48[DELTA]        (0.22)            0.26         (0.49)      (0.03)
Year ended 7/31/05                        $11.12         0.49                0.38             0.87         (0.47)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
Six months ended 1/31/2010 +              $ 8.93         0.23[DELTA]         0.90             1.13         (0.41)         --
Year ended 7/31/09                        $ 9.36         0.50[DELTA]        (0.38)            0.12         (0.54)      (0.01)
Year ended 7/31/08                        $11.15         0.45[DELTA]        (1.41)           (0.96)        (0.50)      (0.33)
Year ended 7/31/07                        $11.25         0.43[DELTA]         0.02             0.45         (0.44)      (0.11)
Year ended 7/31/06                        $11.51         0.40[DELTA]        (0.23)            0.17         (0.40)      (0.03)
Year ended 7/31/05                        $11.12         0.40                0.39             0.79         (0.39)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Six months ended 1/31/2010 +              $ 8.85         0.23[DELTA]         0.89             1.12         (0.41)         --
Year ended 7/31/09                        $ 9.29         0.49[DELTA]        (0.38)            0.11         (0.54)      (0.01)
Year ended 7/31/08                        $11.07         0.45[DELTA]        (1.40)           (0.95)        (0.50)      (0.33)
Year ended 7/31/07                        $11.17         0.43[DELTA]         0.02             0.45         (0.44)      (0.11)
Year ended 7/31/06                        $11.43         0.40[DELTA]        (0.23)            0.17         (0.40)      (0.03)
Year ended 7/31/05                        $11.05         0.39                0.39             0.78         (0.39)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.25)        $ 7.34         4.46%*       $240,595          1.34%**           1.20%**~        0.82%**          79%
    (1.62)        $ 7.25       (24.36)%       $233,968          1.34%             1.22%~          3.01%           104%
    (1.46)        $12.24       (13.56)%       $420,993          1.36%             1.26%           3.13%           155%
    (0.38)        $15.55        24.57%@       $469,183          1.36%             1.35%           1.29%            20%
    (0.48)        $12.83        23.86%        $434,572          1.37%             1.35%           1.24%            23%
    (0.20)        $10.79        17.99%        $282,476          1.39%             1.35%           1.15%            21%
------------------------------------------------------------------------------------------------------------------------

    (0.24)        $ 7.34         4.48%*       $ 10,905          1.59%**           1.45%**~        0.61%**          79%
    (1.60)        $ 7.24       (24.64)%       $ 11,754          1.59%             1.47%~          2.74%           104%
    (1.43)        $12.23       (13.81)%       $ 20,160          1.60%             1.50%           2.80%           155%
    (0.37)        $15.54        24.35%@       $ 21,533          1.61%             1.60%           1.06%            20%
    (0.45)        $12.84        23.53%        $ 27,725          1.62%             1.60%           1.03%            23%
    (0.17)        $10.80        17.79%        $ 20,509          1.64%             1.60%           0.88%            21%
------------------------------------------------------------------------------------------------------------------------

    (0.20)        $ 7.18         4.00%*       $    848          2.34%**           2.20%**~       (0.14)%**         79%
    (1.52)        $ 7.09       (25.00)%       $    978          2.34%             2.22%~          1.99%           104%
    (1.32)        $11.95       (14.45)%       $  2,177          2.36%             2.26%           2.10%           155%
    (0.33)        $15.21        23.36%@       $  2,677          2.35%             2.35%           0.32%            20%
    (0.38)        $12.64        22.59%        $  2,060          2.37%             2.35%           0.32%            23%
    (0.11)        $10.66        16.76%        $  1,280          2.39%             2.35%           0.23%            21%
------------------------------------------------------------------------------------------------------------------------

    (0.21)        $ 6.87         4.05%*       $    340          2.34%**           2.20%**~       (0.14)%**         79%
    (1.54)        $ 6.79       (25.18)%       $    378          2.34%             2.22%~          2.01%           104%
    (1.32)        $11.61       (14.43)%       $    721          2.36%             2.26%           2.19%           155%
    (0.33)        $14.81        23.40%@       $    878          2.35%             2.35%           0.16%            20%
    (0.39)        $12.31        22.61%        $  1,139          2.37%             2.35%           0.29%            23%
    (0.11)        $10.39        16.83%        $    962          2.39%             2.35%           0.26%            21%
------------------------------------------------------------------------------------------------------------------------

    (0.46)        $ 9.68       13.44%*        $ 57,953          1.41%**           0.88%**         5.79%**          14%
    (0.62)        $ 8.95        3.38%         $ 59,493          1.40%             0.93%           7.29%            32%
    (0.94)        $ 9.38       (8.30)%        $ 90,639          1.35%             0.96%           5.28%            32%
    (0.66)        $11.18        4.97%         $116,454          1.34%             1.06%           4.75%            18%
    (0.55)        $11.28        2.61%         $107,130          1.34%             1.31%           4.56%             8%
    (0.51)        $11.54        8.21%         $ 97,921          1.36%             1.36%           4.47%            17%
------------------------------------------------------------------------------------------------------------------------

    (0.44)        $ 9.65       13.21%*        $ 16,735          1.66%**           1.13%**         5.55%**          14%
    (0.60)        $ 8.93        3.02%         $ 13,406          1.65%             1.18%           7.05%            32%
    (0.91)        $ 9.36       (8.46)%        $ 14,768          1.60%             1.21%           5.21%            32%
    (0.64)        $11.15        4.72%         $  4,904          1.59%             1.31%           4.49%            18%
    (0.52)        $11.25        2.36%         $  4,429          1.59%             1.56%           4.30%             8%
    (0.48)        $11.51        7.96%         $  4,423          1.62%             1.62%           4.25%            17%
------------------------------------------------------------------------------------------------------------------------

    (0.41)        $ 9.65       12.79%*        $    787          2.41%**           1.88%**         4.80%**          14%
    (0.55)        $ 8.93        2.26%         $    767          2.40%             1.93%           6.31%            32%
    (0.83)        $ 9.36       (9.15)%        $    979          2.35%             1.96%           4.27%            32%
    (0.55)        $11.15        3.94%         $  1,528          2.34%             2.05%           3.76%            18%
    (0.43)        $11.25        1.60%         $  1,588          2.34%             2.31%           3.57%             8%
    (0.40)        $11.51        7.16%         $  1,909          2.37%             2.37%           3.49%            17%
------------------------------------------------------------------------------------------------------------------------

    (0.41)        $ 9.56       12.79%*        $  9,976          2.41%**           1.88%**         4.81%**          14%
    (0.55)        $ 8.85        2.29%         $  8,468          2.40%             1.93%           6.32%            32%
    (0.83)        $ 9.29       (9.12)%        $  9,780          2.35%             1.96%           4.26%            32%
    (0.55)        $11.07        3.98%         $ 15,676          2.34%             2.06%           3.75%            18%
    (0.43)        $11.17        1.62%         $ 20,019          2.34%             2.32%           3.53%             8%
    (0.40)        $11.43        7.12%         $ 29,176          2.35%             2.35%           3.47%            17%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                              RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                            -----------------------------                     --------------------
                                                                             NET REALIZED
                                                                                  AND
                                                                              UNREALIZED       CHANGE IN
                                             NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                               VALUE,            NET             FROM          RESULTING         NET         NET
                                             BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                             OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 8.73         0.11#[DELTA]        0.55#            0.66         (0.11)      (0.13)
Year ended 7/31/09                            $13.57         0.20#[DELTA]       (3.55)#          (3.35)        (0.24)      (1.25)
Year ended 7/31/08                            $16.58         0.20#[DELTA]       (1.56)#          (1.36)        (0.49)      (1.16)
Year ended 7/31/07                            $14.58         0.14#[DELTA]        2.39#            2.53         (0.12)      (0.41)
Year ended 7/31/06                            $14.36         0.21#               0.52#            0.73         (0.20)      (0.31)
Year ended 7/31/05                            $12.49         0.16#               1.94#            2.10         (0.15)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.67         0.09#[DELTA]        0.55#            0.64         (0.10)      (0.13)
Year ended 7/31/09                            $13.49         0.17#[DELTA]       (3.52)#          (3.35)        (0.22)      (1.25)
Year ended 7/31/08                            $16.51         0.18#[DELTA]       (1.58)#          (1.40)        (0.46)      (1.16)
Year ended 7/31/07                            $14.53         0.10#[DELTA]        2.38#            2.48         (0.09)      (0.41)
Year ended 7/31/06                            $14.32         0.17#               0.51#            0.68         (0.16)      (0.31)
Year ended 7/31/05                            $12.45         0.12#               1.95#            2.07         (0.12)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.38         0.05#[DELTA]        0.53#            0.58         (0.07)      (0.13)
Year ended 7/31/09                            $13.12         0.11#[DELTA]       (3.44)#          (3.33)        (0.16)      (1.25)
Year ended 7/31/08                            $16.11         0.06#[DELTA]       (1.52)#          (1.46)        (0.37)      (1.16)
Year ended 7/31/07                            $14.24        (0.02)#[DELTA]       2.33#            2.31         (0.02)      (0.42)
Year ended 7/31/06                            $14.08         0.06#               0.51#            0.57         (0.10)      (0.31)
Year ended 7/31/05                            $12.30         0.03#               1.90#            1.93         (0.07)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM) CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.37         0.05#[DELTA]        0.54#            0.59         (0.07)      (0.13)
Year ended 7/31/09                            $13.11         0.11#[DELTA]       (3.44)#          (3.33)        (0.16)      (1.25)
Year ended 7/31/08                            $16.11         0.05#[DELTA]       (1.52)#          (1.47)        (0.37)      (1.16)
Year ended 7/31/07                            $14.24        (0.04)#[DELTA]       2.35#            2.31         (0.03)      (0.41)
Year ended 7/31/06                            $14.08         0.06#               0.51#            0.57         (0.10)      (0.31)
Year ended 7/31/05                            $12.30         0.03#               1.90#            1.93         (0.07)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 9.14         0.14#[DELTA]        0.48#            0.62         (0.14)      (0.04)
Year ended 7/31/09                            $12.85         0.28#[DELTA]       (2.71)#          (2.43)        (0.37)      (0.91)
Year ended 7/31/08                            $15.44         0.29#[DELTA]       (1.32)#          (1.03)        (0.45)      (1.11)
Year ended 7/31/07                            $13.98         0.25#[DELTA]        1.84#            2.09         (0.26)      (0.37)
Year ended 7/31/06                            $13.91         0.28#               0.34#            0.62         (0.28)      (0.27)
Year ended 7/31/05                            $12.48         0.22#               1.50#            1.72         (0.21)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS A SHARES
Six months ended 1/31/2010 +                  $ 9.12         0.12#[DELTA]        0.50#            0.62         (0.13)      (0.04)
Year ended 7/31/09                            $12.83         0.26#[DELTA]       (2.72)#          (2.46)        (0.34)      (0.91)
Year ended 7/31/08                            $15.42         0.27#[DELTA]       (1.34)#          (1.07)        (0.41)      (1.11)
Year ended 7/31/07                            $13.96         0.21#[DELTA]        1.83#            2.04         (0.22)      (0.36)
Year ended 7/31/06                            $13.89         0.26#               0.33#            0.59         (0.25)      (0.27)
Year ended 7/31/05                            $12.47         0.19#               1.49#            1.68         (0.18)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS B SHARES
Six months ended 1/31/2010 +                  $ 9.02         0.08#[DELTA]        0.50#            0.58         (0.10)      (0.04)
Year ended 7/31/09                            $12.72         0.18#[DELTA]       (2.69)#          (2.51)        (0.28)      (0.91)
Year ended 7/31/08                            $15.34         0.17#[DELTA]       (1.33)#          (1.16)        (0.35)      (1.11)
Year ended 7/31/07                            $13.90         0.10#[DELTA]        1.82#            1.92         (0.11)      (0.37)
Year ended 7/31/06                            $13.83         0.15#               0.34#            0.49         (0.15)      (0.27)
Year ended 7/31/05                            $12.42         0.09#               1.48#            1.57         (0.08)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM) CLASS C SHARES
Six months ended 1/31/2010 +                  $ 9.03         0.08#[DELTA]        0.48#            0.56         (0.09)      (0.04)
Year ended 7/31/09                            $12.71         0.18#[DELTA]       (2.67)#          (2.49)        (0.28)      (0.91)
Year ended 7/31/08                            $15.34         0.19#[DELTA]       (1.36)#          (1.17)        (0.35)      (1.11)
Year ended 7/31/07                            $13.89         0.10#[DELTA]        1.83#            1.93         (0.11)      (0.37)
Year ended 7/31/06                            $13.83         0.15#               0.33#            0.48         (0.15)      (0.27)
Year ended 7/31/05                            $12.41         0.09#               1.49#            1.58         (0.08)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.24)        $ 9.15         7.47%*       $ 77,387          0.56%**           0.08%**         2.27%**         11%
    (1.49)        $ 8.73       (22.95)%       $ 76,770          0.56%             0.08%           2.21%            9%
    (1.65)        $13.57        (9.45)%       $107,929          0.49%             0.08%           1.31%           26%
    (0.53)        $16.58        17.59%        $119,437          0.49%             0.08%           0.87%           14%
    (0.51)        $14.58         5.13%        $101,365          0.48%             0.08%           1.38%           14%
    (0.23)        $14.36        16.91%        $ 70,072          0.47%             0.08%           1.15%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.23)        $ 9.08         7.27%*       $ 27,490          0.81%**           0.33%**         1.97%**         11%
    (1.47)        $ 8.67       (23.12)%       $ 28,126          0.81%             0.33%           1.95%            9%
    (1.62)        $13.49        (9.74)%       $ 44,892          0.74%             0.33%           1.19%           26%
    (0.50)        $16.51        17.29%        $ 57,421          0.73%             0.33%           0.62%           14%
    (0.47)        $14.53         4.80%        $ 50,416          0.72%             0.33%           1.15%           14%
    (0.20)        $14.32        16.59%        $ 47,172          0.72%             0.33%           0.91%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.20)        $ 8.76         6.81%*       $  7,407          1.56%**           1.08%**         1.20%**         11%
    (1.41)        $ 8.38       (23.68)%       $  7,893          1.56%             1.08%           1.24%            9%
    (1.53)        $13.12       (10.41)%       $ 13,202          1.49%             1.08%           0.39%           26%
    (0.44)        $16.11        16.44%        $ 18,547          1.49%             1.08%          (0.13)%          14%
    (0.41)        $14.24         4.10%        $ 16,926          1.47%             1.08%           0.39%           14%
    (0.15)        $14.08        15.73%        $ 16,203          1.47%             1.08%           0.15%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.20)        $ 8.76         6.94%*       $  1,201          1.56%**           1.08%**         1.19%**         11%
    (1.41)        $ 8.37       (23.70)%       $  1,342          1.55%             1.08%           1.24%            9%
    (1.53)        $13.11       (10.44)%       $  2,236          1.49%             1.08%           0.36%           26%
    (0.44)        $16.11        16.45%        $  3,016          1.49%             1.08%          (0.24)%          14%
    (0.41)        $14.24         4.11%        $  2,661          1.47%             1.08%           0.37%           14%
    (0.15)        $14.08        15.80%        $  2,164          1.47%             1.08%           0.14%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.18)        $ 9.58         6.81%*       $109,438          0.55%**           0.08%**         2.78%**         15%
    (1.28)        $ 9.14       (17.50)%       $110,522          0.54%             0.08%           3.06%            8%
    (1.56)        $12.85        (7.76)%       $135,474          0.48%             0.08%           2.06%           26%
    (0.63)        $15.44        15.16%        $146,973          0.47%             0.08%           1.68%           20%
    (0.55)        $13.98         4.60%        $135,542          0.45%             0.08%           2.09%           19%
    (0.29)        $13.91        13.87%        $110,379          0.44%             0.08%           1.62%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.17)        $ 9.57         6.80%*       $ 74,120          0.80%**           0.33%**         2.46%**         15%
    (1.25)        $ 9.12       (17.73)%       $ 64,959          0.79%             0.33%           2.77%            8%
    (1.52)        $12.83        (7.95)%       $ 98,658          0.73%             0.33%           1.89%           26%
    (0.58)        $15.42        14.82%        $127,824          0.72%             0.33%           1.42%           20%
    (0.52)        $13.96         4.36%        $128,564          0.70%             0.33%           1.86%           19%
    (0.26)        $13.89        13.53%        $125,130          0.69%             0.33%           1.38%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.14)        $ 9.46         6.36%*       $ 26,699          1.55%**           1.08%**         1.76%**         15%
    (1.19)        $ 9.02       (18.37)%       $ 27,726          1.54%             1.08%           2.03%            8%
    (1.46)        $12.72        (8.65)%       $ 43,036          1.48%             1.08%           1.20%           26%
    (0.48)        $15.34        13.97%        $ 56,679          1.47%             1.08%           0.68%           20%
    (0.42)        $13.90         3.63%        $ 53,395          1.45%             1.08%           1.10%           19%
    (0.16)        $13.83        12.68%        $ 50,000          1.44%             1.08%           0.62%           35%
------------------------------------------------------------------------------------------------------------------------

    (0.13)        $ 9.46         6.23%*       $  3,190          1.55%**           1.08%**         1.74%**         15%
    (1.19)        $ 9.03       (18.28)%       $  3,375          1.54%             1.08%           1.99%            8%
    (1.46)        $12.71        (8.73)%       $  6,077          1.48%             1.08%           1.35%           26%
    (0.48)        $15.34        13.98%        $  9,012          1.47%             1.08%           0.68%           20%
    (0.42)        $13.89         3.53%        $  8,196          1.45%             1.08%           1.11%           19%
    (0.16)        $13.83        12.75%        $  9,034          1.44%             1.08%           0.62%           35%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                              RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                            -----------------------------                     --------------------
                                                                             NET REALIZED
                                                                                  AND
                                                                              UNREALIZED       CHANGE IN
                                             NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                               VALUE,            NET             FROM          RESULTING         NET         NET
                                             BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                             OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 9.01        0.15#[DELTA]         0.42#            0.57         (0.17)         --
Year ended 7/31/09                            $11.43        0.34#[DELTA]        (1.81)#          (1.47)        (0.42)      (0.53)
Year ended 7/31/08                            $13.34        0.36#[DELTA]        (1.06)#          (0.70)        (0.45)      (0.76)
Year ended 7/31/07                            $12.43        0.33#[DELTA]         1.21#            1.54         (0.33)      (0.30)
Year ended 7/31/06                            $12.52        0.33#                0.15#            0.48         (0.33)      (0.24)
Year ended 7/31/05                            $11.57        0.27#                0.97#            1.24         (0.26)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS A SHARES
Six months ended 1/31/2010 +                  $ 9.00        0.14#[DELTA]         0.41#            0.55         (0.16)         --
Year ended 7/31/09                            $11.42        0.32#[DELTA]        (1.81)#          (1.49)        (0.40)      (0.53)
Year ended 7/31/08                            $13.32        0.33#[DELTA]        (1.06)#          (0.73)        (0.41)      (0.76)
Year ended 7/31/07                            $12.41        0.29#[DELTA]         1.22#            1.51         (0.30)      (0.30)
Year ended 7/31/06                            $12.50        0.30#                0.15#            0.45         (0.30)      (0.24)
Year ended 7/31/05                            $11.56        0.24#                0.96#            1.20         (0.23)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.95        0.11#[DELTA]         0.40#            0.51         (0.12)         --
Year ended 7/31/09                            $11.37        0.25#[DELTA]        (1.80)#          (1.55)        (0.34)      (0.53)
Year ended 7/31/08                            $13.25        0.24#[DELTA]        (1.05)#          (0.81)        (0.31)      (0.76)
Year ended 7/31/07                            $12.35        0.19#[DELTA]         1.21#            1.40         (0.20)      (0.30)
Year ended 7/31/06                            $12.45        0.21#                0.14#            0.35         (0.21)      (0.24)
Year ended 7/31/05                            $11.51        0.14#                0.97#            1.11         (0.14)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM) CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.95        0.11#[DELTA]         0.41#            0.52         (0.12)         --
Year ended 7/31/09                            $11.37        0.25#[DELTA]        (1.80)#          (1.55)        (0.34)      (0.53)
Year ended 7/31/08                            $13.26        0.24#[DELTA]        (1.06)#          (0.82)        (0.31)      (0.76)
Year ended 7/31/07                            $12.36        0.19#[DELTA]         1.21#            1.40         (0.20)      (0.30)
Year ended 7/31/06                            $12.45        0.21#                0.14#            0.35         (0.20)      (0.24)
Year ended 7/31/05                            $11.51        0.15#                0.96#            1.11         (0.14)      (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 8.35        0.15#[DELTA]         0.39#            0.54         (0.16)         --
Year ended 7/31/09                            $10.34        0.34#[DELTA]        (1.40)#          (1.06)        (0.41)      (0.52)
Year ended 7/31/08                            $11.95        0.37#[DELTA]        (0.90)#          (0.53)        (0.42)      (0.66)
Year ended 7/31/07                            $11.36        0.34#[DELTA]         0.93#            1.27         (0.35)      (0.33)
Year ended 7/31/06                            $11.59        0.34#                0.04#            0.38         (0.34)      (0.27)
Year ended 7/31/05                            $10.95        0.27#                0.73#            1.00         (0.27)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.33        0.14#[DELTA]         0.40#            0.54         (0.15)         --
Year ended 7/31/09                            $10.32        0.32#[DELTA]        (1.40)#          (1.08)        (0.39)      (0.52)
Year ended 7/31/08                            $11.93        0.33#[DELTA]        (0.89)#          (0.56)        (0.39)      (0.66)
Year ended 7/31/07                            $11.35        0.31#[DELTA]         0.92#            1.23         (0.32)      (0.33)
Year ended 7/31/06                            $11.58        0.32#                0.03#            0.35         (0.31)      (0.27)
Year ended 7/31/05                            $10.93        0.25#                0.73#            0.98         (0.24)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.30        0.11#[DELTA]         0.39#            0.50         (0.12)         --
Year ended 7/31/09                            $10.29        0.25#[DELTA]        (1.38)#          (1.13)        (0.34)      (0.52)
Year ended 7/31/08                            $11.88        0.25#[DELTA]        (0.89)#          (0.64)        (0.29)      (0.66)
Year ended 7/31/07                            $11.30        0.22#[DELTA]         0.92#            1.14         (0.23)      (0.33)
Year ended 7/31/06                            $11.54        0.24#                0.02#            0.26         (0.23)      (0.27)
Year ended 7/31/05                            $10.90        0.17#                0.72#            0.89         (0.16)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.31        0.10#[DELTA]         0.40#            0.50         (0.12)         --
Year ended 7/31/09                            $10.30        0.26#[DELTA]        (1.39)#          (1.13)        (0.34)      (0.52)
Year ended 7/31/08                            $11.89        0.25#[DELTA]        (0.89)#          (0.64)        (0.29)      (0.66)
Year ended 7/31/07                            $11.32        0.22#[DELTA]         0.91#            1.13         (0.23)      (0.33)
Year ended 7/31/06                            $11.54        0.24#                0.03#            0.27         (0.22)      (0.27)
Year ended 7/31/05                            $10.90        0.17#                0.72#            0.89         (0.16)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.17)        $ 9.41         6.30%*       $198,133          0.45%**           0.08%**         3.22%**          8%
    (0.95)        $ 9.01       (11.88)%       $258,159          0.44%             0.08%           3.80%            7%
    (1.21)        $11.43        (6.02)%       $312,435          0.43%             0.08%           2.85%           23%
    (0.63)        $13.34        12.60%        $369,880          0.44%             0.08%           2.48%           18%
    (0.57)        $12.43         3.90%        $369,903          0.43%             0.08%           2.70%           30%
    (0.29)        $12.52        10.79%        $340,163          0.42%             0.08%           2.17%           41%
------------------------------------------------------------------------------------------------------------------------

    (0.16)        $ 9.39         6.06%*       $ 45,341          0.70%**           0.33%**         3.00%**          8%
    (0.93)        $ 9.00       (12.09)%       $ 48,590          0.69%             0.33%           3.53%            7%
    (1.17)        $11.42        (6.21)%       $ 71,338          0.68%             0.33%           2.67%           23%
    (0.60)        $13.32        12.32%        $ 92,719          0.69%             0.33%           2.23%           18%
    (0.54)        $12.41         3.65%        $100,588          0.68%             0.33%           2.46%           30%
    (0.26)        $12.50        10.43%        $106,044          0.67%             0.33%           1.92%           41%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $ 9.34         5.69%*       $ 19,054          1.45%**           1.08%**         2.23%**          8%
    (0.87)        $ 8.95       (12.76)%       $ 20,489          1.44%             1.08%           2.78%            7%
    (1.07)        $11.37        (6.87)%       $ 32,003          1.43%             1.08%           1.93%           23%
    (0.50)        $13.25        11.47%        $ 43,013          1.44%             1.08%           1.48%           18%
    (0.45)        $12.35         2.82%        $ 43,234          1.43%             1.08%           1.70%           30%
    (0.17)        $12.45         9.58%        $ 44,111          1.42%             1.08%           1.17%           41%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $ 9.35         5.81%*       $  2,751          1.45%**           1.08%**         2.27%**          8%
    (0.87)        $ 8.95       (12.77)%       $  2,709          1.44%             1.08%           2.78%            7%
    (1.07)        $11.37        (6.95)%       $  4,333          1.43%             1.08%           1.92%           23%
    (0.50)        $13.26        11.46%        $  6,158          1.44%             1.08%           1.48%           18%
    (0.44)        $12.36         2.88%        $  6,495          1.43%             1.08%           1.70%           30%
    (0.17)        $12.45         9.64%        $  7,912          1.42%             1.08%           1.16%           41%
------------------------------------------------------------------------------------------------------------------------

    (0.16)        $ 8.73        6.51%*        $ 37,135          0.59%**           0.08%**         3.45%**         13%
    (0.93)        $ 8.35       (9.12)%        $ 35,581          0.59%             0.08%           4.11%            8%
    (1.08)        $10.34       (5.03)%        $ 43,093          0.53%             0.08%           3.28%           25%
    (0.68)        $11.95       11.24%         $ 41,336          0.54%             0.08%           2.89%           30%
    (0.61)        $11.36        3.39%         $ 42,683          0.50%             0.08%           3.05%           22%
    (0.36)        $11.59        9.24%         $ 38,606          0.47%             0.08%           2.44%           38%
------------------------------------------------------------------------------------------------------------------------

    (0.15)        $ 8.72        6.51%*        $ 15,167          0.84%**           0.33%**         3.18%**         13%
    (0.91)        $ 8.33       (9.36)%        $ 16,941          0.84%             0.33%           3.81%            8%
    (1.05)        $10.32       (5.30)%        $ 25,200          0.79%             0.33%           2.92%           25%
    (0.65)        $11.93       10.96%         $ 35,676          0.79%             0.33%           2.63%           30%
    (0.58)        $11.35        3.14%         $ 37,479          0.75%             0.33%           2.80%           22%
    (0.33)        $11.58        8.97%         $ 41,446          0.72%             0.33%           2.18%           38%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $ 8.68         6.00%*       $  7,781          1.59%**           1.08%**         2.40%**         13%
    (0.86)        $ 8.30       (10.03)%       $  8,292          1.59%             1.08%           3.06%            8%
    (0.95)        $10.29        (5.94)%       $ 13,891          1.54%             1.08%           2.25%           25%
    (0.56)        $11.88        10.17%        $ 18,839          1.54%             1.08%           1.89%           30%
    (0.50)        $11.30         2.28%        $ 20,488          1.50%             1.08%           2.05%           22%
    (0.25)        $11.54         8.10%        $ 22,752          1.47%             1.08%           1.44%           38%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $ 8.69         5.96%*       $  1,042          1.59%**           1.08%**         2.32%**         13%
    (0.86)        $ 8.31       (10.00)%       $  1,264          1.59%             1.08%           3.09%            8%
    (0.95)        $10.30        (5.93)%       $  2,071          1.54%             1.08%           2.23%           25%
    (0.56)        $11.89        10.08%        $  2,755          1.54%             1.08%           1.88%           30%
    (0.49)        $11.32         2.43%        $  3,058          1.50%             1.08%           2.05%           22%
    (0.25)        $11.54         8.18%        $  4,029          1.47%             1.08%           1.42%           38%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                 CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                              RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                            -----------------------------                     --------------------
                                                                             NET REALIZED
                                                                                  AND
                                                                              UNREALIZED       CHANGE IN
                                             NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                               VALUE,            NET             FROM          RESULTING         NET         NET
                                             BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                             OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 8.75        0.18#[DELTA]         0.33#            0.51         (0.20)         --
Year ended 7/31/09                            $ 9.89        0.41#[DELTA]        (0.92)#          (0.51)        (0.46)      (0.17)
Year ended 7/31/08                            $10.99        0.43#[DELTA]        (0.80)#          (0.37)        (0.43)      (0.30)
Year ended 7/31/07                            $10.72        0.41#[DELTA]         0.49#            0.90         (0.41)      (0.22)
Year ended 7/31/06                            $10.92        0.40#[DELTA]        (0.09)#           0.31         (0.40)      (0.11)
Year ended 7/31/05                            $10.66        0.31#                0.36#            0.67         (0.32)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.74        0.17#[DELTA]         0.32#            0.49         (0.19)         --
Year ended 7/31/09                            $ 9.87        0.39#[DELTA]        (0.91)#          (0.52)        (0.44)      (0.17)
Year ended 7/31/08                            $10.97        0.39#[DELTA]        (0.79)#          (0.40)        (0.40)      (0.30)
Year ended 7/31/07                            $10.70        0.38#[DELTA]         0.49#            0.87         (0.38)      (0.22)
Year ended 7/31/06                            $10.90        0.37#[DELTA]        (0.09)#           0.28         (0.37)      (0.11)
Year ended 7/31/05                            $10.64        0.30#                0.34#            0.64         (0.29)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.70        0.13#[DELTA]         0.32#            0.45         (0.15)         --
Year ended 7/31/09                            $ 9.83        0.32#[DELTA]        (0.90)#          (0.58)        (0.38)      (0.17)
Year ended 7/31/08                            $10.95        0.31#[DELTA]        (0.80)#          (0.49)        (0.33)      (0.30)
Year ended 7/31/07                            $10.67        0.29#[DELTA]         0.50#            0.79         (0.30)      (0.21)
Year ended 7/31/06                            $10.87        0.29#[DELTA]        (0.09)#           0.20         (0.29)      (0.11)
Year ended 7/31/05                            $10.61        0.22#                0.34#            0.56         (0.21)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM) CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.71        0.13#[DELTA]         0.33#            0.46         (0.15)         --
Year ended 7/31/09                            $ 9.84        0.32#[DELTA]        (0.90)#          (0.58)        (0.38)      (0.17)
Year ended 7/31/08                            $10.95        0.31#[DELTA]        (0.79)#          (0.48)        (0.33)      (0.30)
Year ended 7/31/07                            $10.67        0.29#[DELTA]         0.51#            0.80         (0.30)      (0.22)
Year ended 7/31/06                            $10.88        0.29#[DELTA]        (0.11)#           0.18         (0.28)      (0.11)
Year ended 7/31/05                            $10.61        0.23#                0.34#            0.57         (0.21)      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
Six months ended 1/31/2010 +                  $ 8.72         0.37[DELTA]         0.77             1.14         (0.37)         --
Year ended 7/31/09                            $ 9.14         0.78[DELTA]        (0.41)            0.37         (0.79)         --
Year ended 7/31/08                            $ 9.57         0.73[DELTA]        (0.44)            0.29         (0.72)         --
Year ended 7/31/07                            $ 9.74         0.71[DELTA]        (0.14)            0.57         (0.71)      (0.03)
11/29/05 (c) to 7/31/06                       $10.00         0.44               (0.28)            0.16         (0.42)         --
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
Six months ended 1/31/2010 +                  $ 8.69         0.36[DELTA]         0.77             1.13         (0.36)         --
Year ended 7/31/09                            $ 9.12         0.74[DELTA]        (0.40)            0.34         (0.77)         --
Year ended 7/31/08                            $ 9.57         0.69[DELTA]        (0.46)            0.23         (0.68)         --
Year ended 7/31/07                            $ 9.74         0.68[DELTA]        (0.13)            0.55         (0.69)      (0.03)
11/29/05 (c) to 7/31/06                       $10.00         0.41               (0.27)            0.14         (0.40)         --
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
Six months ended 1/31/2010 +                  $ 8.71         0.33[DELTA]         0.77             1.10         (0.33)         --
Year ended 7/31/09                            $ 9.13         0.70[DELTA]        (0.41)            0.29         (0.71)         --
Year ended 7/31/08                            $ 9.56         0.64[DELTA]        (0.45)            0.19         (0.62)         --
Year ended 7/31/07                            $ 9.73         0.61[DELTA]        (0.13)            0.48         (0.62)      (0.03)
11/29/05 (c) to 7/31/06                       $10.00         0.33               (0.24)            0.09         (0.36)         --
-----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
Six months ended 1/31/2010 +                  $ 8.71         0.33[DELTA]         0.76             1.09         (0.33)         --
Year ended 7/31/09                            $ 9.13         0.70[DELTA]        (0.41)            0.29         (0.71)         --
Year ended 7/31/08                            $ 9.57         0.64[DELTA]        (0.45)            0.19         (0.63)         --
Year ended 7/31/07                            $ 9.74         0.60[DELTA]        (0.12)            0.48         (0.62)      (0.03)
11/29/05 (c) to 7/31/06                       $10.00         0.35               (0.25)            0.10         (0.36)         --
-----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.20)        $ 9.06        5.82%*        $ 26,020          0.64%**           0.08%**          3.97%**         12%
    (0.63)        $ 8.75       (4.64)%        $ 26,856          0.65%             0.08%            4.80%            6%
    (0.73)        $ 9.89       (3.67)%        $ 28,215          0.62%             0.08%            4.04%           23%
    (0.63)        $10.99        8.58%         $ 24,570          0.64%             0.08%            3.69%           24%
    (0.51)        $10.72        2.88%         $ 24,385          0.58%             0.08%            3.72%           15%
    (0.41)        $10.92        6.38%         $ 22,236          0.54%             0.08%            3.00%           46%
------------------------------------------------------------------------------------------------------------------------

    (0.19)        $ 9.04        5.58%*        $  9,951          0.89%**           0.33%**          3.71%**         12%
    (0.61)        $ 8.74       (4.77)%        $  9,914          0.90%             0.33%            4.52%            6%
    (0.70)        $ 9.87       (3.93)%        $ 12,908          0.88%             0.33%            3.68%           23%
    (0.60)        $10.97        8.33%         $ 15,083          0.89%             0.33%            3.44%           24%
    (0.48)        $10.70        2.62%         $ 16,138          0.82%             0.33%            3.45%           15%
    (0.38)        $10.90        6.13%         $ 20,014          0.79%             0.33%            2.76%           46%
------------------------------------------------------------------------------------------------------------------------

    (0.15)        $ 9.00        5.18%*        $  4,524          1.64%**           1.08%**          2.91%**         12%
    (0.55)        $ 8.70       (5.45)%        $  5,099          1.65%             1.08%            3.76%            6%
    (0.63)        $ 9.83       (4.78)%        $  7,253          1.63%             1.08%            2.97%           23%
    (0.51)        $10.95        7.53%         $  9,242          1.64%             1.07%            2.69%           24%
    (0.40)        $10.67        1.83%         $ 10,208          1.57%             1.08%            2.69%           15%
    (0.30)        $10.87        5.34%         $ 12,688          1.54%             1.08%            2.01%           46%
------------------------------------------------------------------------------------------------------------------------

    (0.15)        $ 9.02        5.28%*        $  1,448          1.64%**           1.08%**          2.93%**         12%
    (0.55)        $ 8.71       (5.45)%        $  1,788          1.65%             1.08%            3.74%            6%
    (0.63)        $ 9.84       (4.70)%        $  2,250          1.63%             1.08%            2.91%           23%
    (0.52)        $10.95        7.59%         $  3,091          1.64%             1.07%            2.67%           24%
    (0.39)        $10.67        1.72%         $  3,816          1.57%             1.08%            2.68%           15%
    (0.30)        $10.88        5.30%         $  5,304          1.54%             1.08%            2.01%           46%
------------------------------------------------------------------------------------------------------------------------

    (0.37)        $ 9.49       13.32%*        $ 42,529          1.14%**           0.74%**          8.08%**         31%
    (0.79)        $ 8.72        5.98%         $ 47,395          1.19%             0.74%           10.13%           32%
    (0.72)        $ 9.14        2.98%         $ 50,153          1.15%             0.74%            7.65%           36%
    (0.74)        $ 9.57        5.85%         $ 68,193          1.14%             0.74%            7.12%           42%
    (0.42)        $ 9.74        1.59%*        $ 66,033          1.15%**           0.74%**          6.77%**         41%
------------------------------------------------------------------------------------------------------------------------

    (0.36)        $ 9.46       13.23%*        $  3,796          1.39%**           0.99%**          7.79%**         31%
    (0.77)        $ 8.69        5.60%         $  4,443          1.38%             0.99%            9.23%           32%
    (0.68)        $ 9.12        2.38%         $    206          1.40%             0.99%            7.17%           36%
    (0.72)        $ 9.57        5.47%         $    175          1.39%             0.99%            6.83%           42%
    (0.40)        $ 9.74        1.44%*        $    227          2.98%**           0.99%**          6.74%**         41%
------------------------------------------------------------------------------------------------------------------------

    (0.33)        $ 9.48       12.79%*        $     92          2.14%**           1.74%**          7.08%**         31%
    (0.71)        $ 8.71        4.89%         $     74          2.20%             1.74%            9.10%           32%
    (0.62)        $ 9.13        1.94%         $    155          2.15%             1.74%            6.67%           36%
    (0.65)        $ 9.56        4.83%         $    156          2.15%             1.74%            6.12%           42%
    (0.36)        $ 9.73        0.91%*        $     96          7.16%**           1.74%**          5.98%**         41%
------------------------------------------------------------------------------------------------------------------------

    (0.33)        $ 9.47       12.75%*        $    943          2.14%**           1.74%**          6.98%**         31%
    (0.71)        $ 8.71        4.93%         $    113          2.19%             1.74%            9.19%           32%
    (0.63)        $ 9.13        2.00%         $    114          2.15%             1.74%            6.67%           36%
    (0.65)        $ 9.57        4.72%         $    127          2.15%             1.74%            6.04%           42%
    (0.36)        $ 9.74        0.94%*        $     55          8.04%**           1.74%**          5.93%**         41%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                             CHANGE IN NET ASSETS                          LESS DIVIDENDS AND
                                                          RESULTING FROM OPERATIONS                        DISTRIBUTIONS FROM
                                                        -----------------------------                     --------------------
                                                                         NET REALIZED
                                                                              AND
                                                                          UNREALIZED       CHANGE IN
                                         NET ASSET                      GAINS/(LOSSES)    NET ASSETS
                                           VALUE,            NET             FROM          RESULTING         NET         NET
                                         BEGINNING       INVESTMENT       INVESTMENTS         FROM       INVESTMENT   REALIZED
                                         OF PERIOD      INCOME/(LOSS)    TRANSACTIONS      OPERATIONS      INCOME       GAINS
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND INSTITUTIONAL SHARES
Six months ended 1/31/2010 +              $ 8.46        0.19[DELTA]          0.37             0.56         (0.22)         --
Year ended 7/31/09                        $ 9.03        0.46[DELTA]         (0.55)           (0.09)        (0.48)         --
Year ended 7/31/08                        $ 9.68        0.48[DELTA]         (0.64)           (0.16)        (0.49)         --
Year ended 7/31/07                        $ 9.68        0.45[DELTA]@         0.01             0.46         (0.46)         --
Year ended 7/31/06                        $10.07        0.42                (0.30)            0.12         (0.45)      (0.06)
Year ended 7/31/05                        $10.02        0.34                 0.10             0.44         (0.38)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS A SHARES
Six months ended 1/31/2010 +              $ 8.46        0.17[DELTA]          0.38             0.55         (0.21)         --
Year ended 7/31/09                        $ 9.03        0.44[DELTA]         (0.55)           (0.11)        (0.46)         --
Year ended 7/31/08                        $ 9.67        0.46[DELTA]         (0.64)           (0.18)        (0.46)         --
Year ended 7/31/07                        $ 9.68        0.43[DELTA]@           --             0.43         (0.44)         --
Year ended 7/31/06                        $10.07        0.39                (0.30)            0.09         (0.42)      (0.06)
Year ended 7/31/05                        $10.02        0.30                 0.11             0.41         (0.35)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS B SHARES
Six months ended 1/31/2010 +              $ 8.47        0.14[DELTA]          0.37             0.51         (0.17)         --
Year ended 7/31/09                        $ 9.03        0.38[DELTA]         (0.54)           (0.16)        (0.40)         --
Year ended 7/31/08                        $ 9.68        0.39[DELTA]         (0.65)           (0.26)        (0.39)         --
Year ended 7/31/07                        $ 9.68        0.35[DELTA]@         0.01             0.36         (0.36)         --
Year ended 7/31/06                        $10.07        0.32                (0.30)            0.02         (0.35)      (0.06)
Year ended 7/31/05                        $10.02        0.23                 0.10             0.33         (0.27)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND CLASS C SHARES
Six months ended 1/31/2010 +              $ 8.47        0.14[DELTA]          0.37             0.51         (0.17)         --
Year ended 7/31/09                        $ 9.04        0.38[DELTA]         (0.55)           (0.17)        (0.40)         --
Year ended 7/31/08                        $ 9.68        0.39[DELTA]         (0.64)           (0.25)        (0.39)         --
Year ended 7/31/07                        $ 9.69        0.35[DELTA]@           --             0.35         (0.36)         --
Year ended 7/31/06                        $10.07        0.31                (0.28)            0.03         (0.35)      (0.06)
Year ended 7/31/05                        $10.02        0.23                 0.10             0.33         (0.27)      (0.01)
-------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.22)        $ 8.80        6.63%*        $301,463          0.87%**           0.65%**         4.25%**           15%
    (0.48)        $ 8.46       (0.71)%        $386,492          0.84%             0.66%           5.54%             15%
    (0.49)        $ 9.03       (1.86)%        $559,548          0.88%             0.69%           5.03%             36%
    (0.46)        $ 9.68        4.83%@        $230,154          0.91%             0.72%           4.57%             65%
    (0.51)        $ 9.68        1.21%         $252,145          0.90%             0.74%           4.23%            352%
    (0.39)        $10.07        4.43%         $292,043          0.91%             0.78%           3.28%            385%
------------------------------------------------------------------------------------------------------------------------

    (0.21)        $ 8.80        6.50%*        $ 15,019          1.12%**           0.90%**         3.95%**           15%
    (0.46)        $ 8.46       (0.95)%        $ 15,751          1.09%             0.91%           5.29%             15%
    (0.46)        $ 9.03       (1.99)%        $ 20,497          1.13%             0.94%           4.78%             36%
    (0.44)        $ 9.67        4.45%@        $  8,223          1.16%             0.97%           4.32%             65%
    (0.48)        $ 9.68        0.97%         $ 11,657          1.15%             0.99%           3.97%            352%
    (0.36)        $10.07        4.17%         $ 15,876          1.16%             1.03%           3.01%            385%
------------------------------------------------------------------------------------------------------------------------

    (0.17)        $ 8.81        6.10%*        $  2,745          1.87%**           1.65%**         3.20%**           15%
    (0.40)        $ 8.47       (1.58)%        $  2,932          1.84%             1.66%           4.55%             15%
    (0.39)        $ 9.03       (2.80)%        $  3,490          1.88%             1.69%           4.02%             36%
    (0.36)        $ 9.68        3.75%@        $  2,151          1.91%             1.72%           3.57%             65%
    (0.41)        $ 9.68        0.20%         $  2,655          1.91%             1.74%           3.20%            352%
    (0.28)        $10.07        3.38%         $  3,907          1.91%             1.78%           2.27%            385%
------------------------------------------------------------------------------------------------------------------------

    (0.17)        $ 8.81        6.10%*        $    772          1.87%**           1.65%**         3.19%**           15%
    (0.40)        $ 8.47       (1.71)%        $    745          1.84%             1.66%           4.52%             15%
    (0.39)        $ 9.04       (2.72)%        $  1,528          1.88%             1.69%           4.07%             36%
    (0.36)        $ 9.68        3.65%@        $    225          1.90%             1.72%           3.57%             65%
    (0.41)        $ 9.69        0.30%         $    315          1.91%             1.74%           3.16%            352%
    (0.28)        $10.07        3.37%         $    649          1.91%             1.78%           2.26%            385%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                         CHANGE IN NET ASSETS                            LESS DIVIDENDS AND
                                                      RESULTING FROM OPERATIONS                          DISTRIBUTIONS FROM
                                                    -----------------------------                  ------------------------------
                                                                     NET REALIZED
                                                                          AND
                                                                      UNREALIZED     CHANGE IN
                                       NET ASSET                    GAINS/(LOSSES)  NET ASSETS
                                         VALUE,          NET             FROM        RESULTING         NET                   NET
                                       BEGINNING     INVESTMENT       INVESTMENTS       FROM       INVESTMENT   PAID-IN   REALIZED
                                       OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS      INCOME     CAPITAL     GAINS
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Six months ended 1/31/2010 +            $9.33       0.13[DELTA]          0.17          0.30          (0.13)         --       --
Year ended 7/31/09                      $9.29       0.33[DELTA]          0.05          0.38          (0.34)         --       --
Year ended 7/31/08                      $9.32       0.38[DELTA]         (0.03)         0.35          (0.38)         --       --
Year ended 7/31/07                      $9.25       0.37[DELTA]          0.09          0.46          (0.38)      (0.01)      --
Year ended 7/31/06                      $9.37       0.31                (0.06)         0.25          (0.37)         --       --
Year ended 7/31/05                      $9.57       0.20                (0.08)         0.12          (0.32)         --       --
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Six months ended 1/31/2010 +            $9.32       0.11[DELTA]          0.19          0.30          (0.12)         --       --
Year ended 7/31/09                      $9.29       0.31[DELTA]          0.04          0.35          (0.32)         --       --
Year ended 7/31/08                      $9.31       0.35[DELTA]         (0.01)         0.34          (0.36)         --       --
Year ended 7/31/07                      $9.25       0.35[DELTA]          0.08          0.43          (0.36)      (0.01)      --
Year ended 7/31/06                      $9.36       0.28                (0.04)         0.24          (0.35)         --       --
Year ended 7/31/05                      $9.56       0.19                (0.09)         0.10          (0.30)         --       --
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
Six months ended 1/31/2010 +            $9.31       0.08[DELTA]          0.18          0.26          (0.09)         --       --
Year ended 7/31/09                      $9.28       0.22[DELTA]          0.07          0.29          (0.26)         --       --
Year ended 7/31/08                      $9.32       0.28[DELTA]         (0.02)         0.26          (0.30)         --       --
Year ended 7/31/07                      $9.25       0.28[DELTA]          0.09          0.37          (0.29)      (0.01)      --
Year ended 7/31/06                      $9.36       0.21                (0.04)         0.17          (0.28)         --       --
Year ended 7/31/05                      $9.56       0.10                (0.08)         0.02          (0.22)         --       --
----------------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------

                                                              RATIOS OF         RATIOS OF
                    NET          TOTAL           NET           EXPENSES          EXPENSES     RATIOS OF NET
    TOTAL          ASSET        RETURN         ASSETS,            TO                TO          INVESTMENT
  DIVIDENDS       VALUE,      (EXCLUDES        END OF          AVERAGE           AVERAGE          INCOME       PORTFOLIO
     AND          END OF         SALES         PERIOD            NET               NET          TO AVERAGE      TURNOVER
DISTRIBUTIONS     PERIOD        CHARGE)       (000's)         ASSETS (a)        ASSETS (b)      NET ASSETS      RATE (d)
------------------------------------------------------------------------------------------------------------------------
    (0.13)        $9.50        3.21%*         $239,184          0.79%**           0.59%**        2.65%**          36%
    (0.34)        $9.33        4.30%          $224,931          0.78%             0.64%          3.67%            63%
    (0.38)        $9.29        3.80%          $241,776          0.79%             0.64%          4.01%            33%
    (0.39)        $9.32        5.08%          $267,348          0.80%             0.64%          3.99%            75%
    (0.37)        $9.25        2.75%          $258,423          0.78%             0.67%          3.33%            53%
    (0.32)        $9.37        1.16%          $333,909          0.77%             0.73%          2.35%            68%
------------------------------------------------------------------------------------------------------------------------

    (0.12)        $9.50        3.21%*         $ 18,064          1.04%**           0.84%**        2.37%**          36%
    (0.32)        $9.32        3.93%          $  6,330          1.03%             0.89%          3.41%            63%
    (0.36)        $9.29        3.67%          $  7,127          1.04%             0.89%          3.73%            33%
    (0.37)        $9.31        4.70%          $  9,704          1.05%             0.89%          3.72%            75%
    (0.35)        $9.25        2.60%          $ 12,362          1.03%             0.92%          3.07%            53%
    (0.30)        $9.36        1.00%          $ 17,117          1.02%             0.98%          2.10%            68%
------------------------------------------------------------------------------------------------------------------------

    (0.09)        $9.48        2.77%*         $  4,476          1.79%**           1.59%**        1.60%**          36%
    (0.26)        $9.31        3.21%          $    879          1.78%             1.64%          2.45%            63%
    (0.30)        $9.28        2.76%          $    171          1.79%             1.64%          2.98%            33%
    (0.30)        $9.32        3.93%          $    160          1.81%             1.64%          2.97%            75%
    (0.28)        $9.25        1.81%          $    205          1.79%             1.67%          2.31%            53%
    (0.22)        $9.36        0.23%          $    362          1.77%             1.73%          1.34%            68%
------------------------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

(a)     Before waivers and reminbursements
(b)     Net of waivers and reminbursements
(c)     Reflects date of commencement of operations.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
+       Unaudited
^       Amount is less than $0.005 per share.
*       Not annualized.
**      Annualized.
#       Represents income or gains/(losses) from affiliates.
[DELTA] Average shares method used in calculation.
[OMEGA] Includes dividend and interest expense for securities sold short. See table below.

                              INSTITUTIONAL      CLASS A       CLASS B        CLASS C
                              -------------      -------       -------        -------
Six months ended 1/31/10          0.68%           0.68%         0.69%          0.65%
Year ended 7/31/09                0.39%           0.39%         0.39%          0.33%
Year ended 7/31/08                0.59%           0.59%         0.59%          0.59%
Year ended 7/31/07                  --^             --^           --^            --^

  ^ Amount is less than $0.005 per share.
@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.

                                                                                                          AMOUNT PER
                                                                                                      SHARE FOR PAYMENT
                              TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR (EXCLUDES SALES CHARGE)    BY THE ADVISOR &
                              ---------------------------------------------------------------------   -----------------
                              INSTITUTIONAL          CLASS A              CLASS B          CLASS C        ALL CLASSES
                              -------------          -------              -------          -------        -----------
Mid Cap Growth                  17.24%               16.93%               16.06%           16.07%            $0.01
Quality Growth                  20.38%               20.05%               19.15%           19.15%            $0.02
Disciplined Large Cap Value     14.44%               14.13%               13.38%           13.34%            $  --^
Dividend Growth                 14.90%               14.64%               13.78%           13.79%            $0.07
International Equity            24.57%               24.27%               23.36%           23.31%            $  --^
Total Return Bond                4.72%                4.45%                3.75%            3.65%            $0.01

^ Amount is less than $.005.
& Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

~ Includes interest expense relating to settlement of foreign futures.
  Interest expense was 0.02% for the year ended July 31, 2009 and 0.01% for period ended 1/31/2010.
! Includes extraordinary legal expenses. See table below and Note 3.

                              INSTITUTIONAL      CLASS A       CLASS B        CLASS C
                              -------------      -------       -------        -------
Six months ended 1/31/10          0.15%           0.15%         0.15%          0.15%
Year ended 7/31/09                0.39%           0.38%         0.39%          0.25%

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the series of the Trust (individually a "Fund" and collectively the "Funds") listed below. Each Fund is a diversified investment company for purposes of the Act, except for Fifth Third Dividend Growth Fund, which is a non-diversified investment company.

FUND NAME
---------

Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third All Cap Value Fund ("All Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third Structured Large Cap Plus Fund ("Structured Large Cap Plus") Fifth Third Equity Index Fund ("Equity Index")
Fifth Third International Equity Fund ("International Equity")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third LifeModel Aggressive Fund(SM) ("LifeModel Aggressive(SM)")
Fifth Third LifeModel Moderately Aggressive Fund(SM) ("LifeModel Moderately
  Aggressive(SM)")
Fifth Third LifeModel Moderate Fund(SM) ("LifeModel Moderate(SM)")
Fifth Third LifeModel Moderately Conservative Fund(SM) ("LifeModel Moderately
  Conservative(SM)")
Fifth Third LifeModel Conservative Fund(SM) ("LifeModel Conservative(SM)")
  (the foregoing five funds collectively the "LifeModel Funds(SM)")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Total Return Bond Fund ("Total Return Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds' Class B shares are closed to new purchases as of this report date. All share classes of Structured Large Cap Plus are closed to all new purchases as of this report date (see Note 3). Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds' prospectuses. Certain redemptions of each of Class A shares made within twelve months of purchase, Class B shares made within six years of purchase and Class C shares made within twelve months of purchase are subject to contingent deferred sales charges, as described in the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The financial statements of the underlying Fifth Third Funds in which the LifeModel Funds(SM) invest should be read in conjunction with the financial statements for the applicable LifeModel Fund(SM).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing mid-market price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. government issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges.

The market value of fair valued securities as a percentage of total net assets as of this report date was 98.17% and 0.90% for International Equity and Total Return Bond, respectively.

SECURITIES TRANSACTIONS AND RELATED INCOME -- Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

FOREIGN CURRENCY TRANSLATION -- The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

LENDING PORTFOLIO SECURITIES -- Each Fund may lend securities up to 331/3% of the Fund's total assets (including the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Trustees and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company ("State Street"), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day's market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day's market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s). As of January 31, 2010 cash collateral received for the Funds engaged in securities lending was invested in the State Street Navigator Prime Securities Lending Portfolio. Additionally, certain Funds received non-cash collateral, which they are not permitted to sell or re-pledge. The non-cash collateral is made up of U.S. Treasury and U.S. agency bonds. The maturities range from January 5, 2011 to November 15, 2019, with interest rates ranging from .5% to 3.375%.

                                    MV OF SECURITIES        CASH        NON-CASH
FUND                                     ON LOAN         COLLATERAL    COLLATERAL
----                                ----------------    -----------    ----------
Small Cap Growth                       $12,111,866      $12,503,403    $      --
Mid Cap Growth                           9,824,573       10,138,848           --
Quality Growth                          12,213,689       12,649,973           --
Equity Index                             5,342,416        5,308,901      225,702
Micro Cap Value                            462,198          477,360           --
Small Cap Value                          1,317,323        1,352,582           --
All Cap Value                            3,311,413        3,481,165           --
Disciplined Large Cap Value                652,374          687,410           --
Strategic Income                        11,262,235       11,563,161          287
Dividend Growth                          2,131,422        2,199,891           --
International Equity                    15,515,626       16,260,920           --
High Yield Bond                         12,849,324       13,107,058           --
Total Return Bond                       19,806,253       20,159,290           --
Short Term Bond                         67,192,303       68,546,945           --

See Note 13 - Lehman Brothers Bankruptcy and Default on Securities Lending

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

OTHER -- Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative and distribution fees.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends, if any, from net investment income are generally declared/paid as follows:

DECLARED DAILY/PAID MONTHLY  DECLARED/PAID MONTHLY  DECLARED/PAID QUARTERLY      DECLARED/PAID ANNUALLY
---------------------------  ---------------------  -----------------------      ----------------------
Strategic Income             High Yield Bond        Dividend Growth              Small Cap Growth
                             Total Return Bond      All Cap Value                Mid Cap Growth
                             Short Term Bond        Disciplined Large Cap Value  Quality Growth
                                                    Structured Large Cap Plus    Micro Cap Value
                                                    Equity Index                 Small Cap Value
                                                    The LifeModel Funds(SM)      International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

GUARANTEES AND INDEMNIFICATIONS -- Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

FEDERAL TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At January 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(3) SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy. It is the policy of the Funds to require the custodian or

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SHORT SALES -- Structured Large Cap Plus may sell securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

As described in the Structured Large Cap Plus Fund's (the "Fund") Prospectuses, the Fund may sell securities short as part if its investment strategy. Prior to September 19, 2009, Lehman Brothers, Inc. ("LBI") served as the exclusive prime broker for the Fund's short sales. Due to bankruptcy, LBI's business is currently being liquidated under the Securities Investor Protection Act. The trustee for the liquidation proceedings (the "Liquidation Trustee") has taken a position with respect to the valuation date for the Fund's short positions that Fund management believes to be incorrect and materially disadvantageous to the Fund. While efforts to resolve this dispute are still being pursued, a partial settlement of this dispute with the Liquidation Trustee was reached on March 12, 2009. The Fund has established an escrow account at the Fund's custodian bank with respect to the amount in dispute ($18,179,102). The substance of the dispute itself has not been resolved. While the dispute remains unresolved, assets in the escrow account are invested in a money market fund not affiliated with the Trust, and therefore are not invested in accordance with the Fund's investment strategy. The assets in the escrow account do not belong to the Fund or its shareholders. These assets also are not available to meet the Fund's general obligations. The amount in the escrow account is subject to change due to, among other things, escrow account fees and investment results.

Given the above uncertainties, the benefits of favorable outcome are too speculative to be included in the Fund's share value calculation. Therefore, the Fund's per share net asset value continues to reflect a negative outcome. Shareholders who redeem shares prior to resolution of the litigation will lose the right to benefit, should the outcome be favorable.

While the Fund is pressing for an acceptable resolution of the dispute, it is anticipated that the above-described circumstances may continue for a protracted period, and it is unclear whether the dispute will be resolved in a manner favorable to the Fund. Should the position of the Liquidation Trustee prevail, the assets in the escrow account will not belong to the Fund or its shareholders.

In accordance with the Fund's prospectuses, the Fund's legal expenses related to these matters, including costs of possible litigation, are considered extraordinary expenses and therefore are borne by the Fund without regard to the Fund's expense limitation agreement. These expenses have been and may continue to be substantial. In addition, these expenses, as well as declines in assets resulting from recent market conditions, may result in the Fund's expense ratio for the current fiscal year being materially higher than that reflected in the Fund's prospectuses. The Fund had incurred $350,233 of extraordinary legal expenses as of 7/31/2009 and $62,297 as of 1/31/2010.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

The Fund presently is closed to all new purchases. Shareholders who participate in automatic reinvestment of dividends and/or capital gains distributions will continue to receive shares of the Fund through those programs.

Beginning in March 2009, the new prime broker for the Fund's short sales is Pershing, LLC. Pershing, LLC is a subsidiary of the Bank of New York Mellon Corporation.

The LifeModel Funds(SM) invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus will affect the return on investments by the LifeModel Funds(SM).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4) FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS -- The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. Foreign currency contracts open as of this report date are listed in the Notes to Schedules of Investments.

FUTURES CONTRACTS -- The Funds, with the exception of Dividend Growth, may enter into futures contracts which represent a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by a Fund based on the daily change in the market value of the position ("variation margin") are recorded as receivable or payable. The Funds recognize unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

SWAP AGREEMENTS -- The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows,

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party - typically, a corporate issuer or sovereign issuer of an emerging country - on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the underlying asset. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, "bullet-type" payments as "notional principal contracts" for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a "notional principal contract" for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes. The Funds' maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. No funds have open swap contracts as of the date of this report.

(5) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE -- FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund's average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. ("Fort Washington") is High Yield Bond's Sub-Advisor. The Advisor compensates Fort Washington monthly at rates indicated in the prospectus applied to the Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

ADMINISTRATION FEE -- FTAM is the Trust's administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

       ADMINISTRATION FEE               TRUST AVERAGE DAILY NET ASSETS
       ------------------               ------------------------------
       0.20%                            Up to $1 billion
       0.18%                            In excess of $1 billion up to $2 billion
       0.17%                            In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waivers and expense limitations below.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS-- In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 13 or 37 months commencing November 2, 2009). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on either November 26, 2010 or November 30, 2012 (see table below). The Funds' various annual fee rates, waivers and expense limitations as of this report date are as follows:

                                                CONTRACTUAL
                                                  EXPENSE                                 CLASS EXPENSE LIMITATION *
                                       ADVISORY  LIMITATION  ADMINISTRATION  --------------------------------------------------
                             ADVISORY    FEE     EXPIRATION      FEE                                             REIMBURSEMENT
FUND                           FEE      WAIVER      DATE        WAIVER       INSTITUTIONAL    A      B     C     RECOVERABLE **
----                         --------  --------  ----------  --------------  -------------  -----  -----  ----   --------------
Small Cap Growth              0.70%      NA      11/26/2010       NA             1.01%      1.26%  2.01%  2.01%     $ 29,483
Mid Cap Growth*               0.80%     0.10%    11/26/2010      0.11%           0.88%      1.13%  1.88%  1.88%     $ 86,501
Quality Growth                0.80%      NA      11/26/2010      0.02%           1.06%      1.31%  2.06%  2.06%     $ 74,936
Dividend Growth               0.80%     0.20%    11/26/2010       NA             0.73%      0.98%  1.73%  1.73%     $ 44,338
Micro Cap Value               1.00%      NA      11/26/2010       NA             1.35%      1.60%  2.35%  2.35%     $ 47,053
Small Cap Value *             0.90%     0.05%    11/26/2010       NA             1.15%      1.40%  2.15%  2.15%     $ 26,792
All Cap Value *               1.00%     0.20%    11/26/2010      0.05%           1.04%      1.29%  2.04%  2.04%     $144,790
Disciplined Large
  Cap Value*                  0.80%     0.10%    11/26/2010      0.06%           0.91%      1.16%  1.91%  1.91%     $149,176
Structured Large
  Cap Plus *[DOUBLE DAGGER]   0.70%     0.10%    11/26/2010      0.10%           0.72%      0.97%  1.72%  1.72%     $ 56,831
Equity Index ^                0.30%     0.20%    11/30/2012     0.065%           0.19%      0.44%  1.19%  1.19%     $307,745
International
  Equity * [OMEGA]            1.00%     0.19%    11/26/2010       NA             1.16%      1.41%  2.16%  2.16%     $111,318
Strategic Income *            1.00%     0.40%    11/30/2012      0.05%           0.86%      1.11%  1.86%  1.86%     $117,900
LifeModel Aggressive(SM)      0.15%     0.12%    11/30/2012       NA             0.08%      0.33%  1.08%  1.08%     $141,676
LifeModel Moderately
  Aggressive(SM)              0.15%     0.12%    11/30/2012       NA             0.08%      0.33%  1.08%  1.08%     $247,849
LifeModel Moderate(SM)        0.15%     0.12%    11/30/2012       NA             0.08%      0.33%  1.08%  1.08%     $260,429
LifeModel Moderately
  Conservative(SM)            0.15%     0.12%    11/30/2012       NA             0.08%      0.33%  1.08%  1.08%     $ 80,343
LifeModel Conservative(SM)    0.15%     0.12%    11/30/2012       NA             0.08%      0.33%  1.08%  1.08%     $ 61,136
High Yield Bond               0.70%      NA      11/26/2010       NA             0.74%      0.99%  1.74%  1.74%     $ 57,980
Total Return Bond             0.60%     0.15%    11/26/2010      0.06%           0.65%      0.90%  1.65%  1.65%     $194,251
Short Term Bond *             0.50%     0.10%    11/30/2012      0.09%           0.55%      0.80%   NA    1.55%     $147,206

* The Funds' expense limitation for each class decreased by the following annual amounts during the period ended as of this report date. FTAM often accompanies a decrease in limitation with a corresponding increase in an advisory or administration waiver.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

FUND                             DECREASE IN LIMITATION        EFFECTIVE DATE
----                             ----------------------        -----------------
Mid Cap Growth                           0.05%                 November 02, 2009
Small Cap Value                          0.05%                 November 02, 2009
All Cap Value                            0.10%                 November 02, 2009
Disciplined Large Cap Value              0.05%                 November 02, 2009
Structured Large Cap Plus                0.20%                 November 02, 2009
International Equity                     0.05%                 November 02, 2009
Strategic Income                         0.05%                 November 02, 2009
Short Term Bond                          0.09%                 November 02, 2009

** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 27, 2009 through January 31, 2010.

[DOUBLE DAGGER] Because dividend expenses on short sales and extraordinary legal expenses are excluded from this fund's expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the amount of these items.

^ The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

[OMEGA] International Equity's Advisory Fee is 0.85% for net assets in excess of $750 million.

ACCOUNTING FEES -- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

       ACCOUNTING FEE                 FUND AVERAGE DAILY NET ASSETS
       --------------                 -----------------------------
       0.020%                         Up to $500 million
       0.015%                         In excess of $500 million up to $1 billion
       0.010%                         In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

       CLASS                             DISTRIBUTION/SERVICING FEE
       -----                             --------------------------
       Class A                                      0.25%
       Class B                                      1.00%
       Class C                                      0.75%

In addition, the Distributor earned commissions on certain sales of Class A shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. CDSCs on Class C shares for the period ended as of this report date were $2,315 for the Trust, a majority of which was attributed to FTAM. Affiliates of FTAM earned reallowed sales commissions of $111,325 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $816,881 for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE -- The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

      CLASS                           ADMINISTRATIVE SERVICING FEE
      -----                           ----------------------------
      Class C                                    0.25%
      Select                                     0.08%
      Preferred                                  0.15%
      Trust                                      0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT -- Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $186,519 from the Trust in service fees for the period ended as of this report date.

OTHER -- Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES -- Citi (formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of Citi or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

During the year ended July 31, 2009, the Advisor paid the following money to certain funds related to share price reprocessing stemming from the Lehman Brothers, Inc. bankruptcy. For all Funds the total returns were deemed immaterial.

                                                              PAYMENT BY
      FUND                                                      ADVISOR
      ----                                                    ----------
      Structured Large Cap Plus                               $64,452.08
      LifeModel Agressive(SM)                                 $31,586.72
      LifeModel Moderately Aggressive(SM)                     $44,609.80
      LifeModel Moderate(SM)                                  $32,554.48
      LifeModel Moderately Conservative(SM)                   $11,076.67
      LifeModel Conservative(SM)                              $ 3,964.93

(6) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

                                        NON U.S. GOVERNMENTAL SECURITIES   U.S. GOVERNMENT SECURITIES
                                        --------------------------------   ---------------------------
FUND                                     PURCHASES              SALES       PURCHASES         SALES
----                                    ------------        ------------   ------------   ------------
Small Cap Growth                        $ 20,226,789        $ 29,395,188   $         --   $         --
Mid Cap Growth                            12,268,322          32,521,763             --             --
Quality Growth                            43,928,581          60,134,169          7,041         22,822
Dividend Growth                            2,836,979           4,701,759             --             --
Micro Cap Value                            8,820,981           7,724,042             --             --
Small Cap Value                           23,344,327          42,146,858             --             --
All Cap Value                             20,993,186          44,355,323             --             --

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                        NON U.S. GOVERNMENTAL SECURITIES   U.S. GOVERNMENT SECURITIES
                                        --------------------------------   ---------------------------
FUND                                     PURCHASES              SALES       PURCHASES         SALES
----                                    ------------        ------------   ------------   ------------
Disciplined Large Cap Value             $ 82,469,381        $ 92,935,774   $         --   $         --
Structured Large Cap Plus                 62,095,346          67,739,853             --             --
Equity Index                               8,506,195          12,976,180             --             --
International Equity                     193,510,135         195,507,268             --             --
Strategic Income                          10,292,759          14,952,167        913,236      1,288,990
LifeModel Aggressive(SM)                  12,385,788          19,553,859             --             --
LifeModel Moderately Aggressive(SM)       30,932,181          33,560,008             --             --
LifeModel Moderate(SM)                    23,092,546         102,481,937             --             --
LifeModel Moderately Conservative(SM)      7,923,100          11,670,496             --             --
LifeModel Conservative(SM)                 5,391,709           8,862,833             --             --
High Yield Bond                           15,737,628          22,692,497             --             --
Total Return Bond                         27,776,390         100,424,724     28,242,703     61,510,758
Short Term Bond                           30,244,231          28,319,201     81,392,626     57,583,191

(7) LINE OF CREDIT

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, the Funds may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Fund's net assets) and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the six month period.

(8) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2009 and 2008 was as follows:

                                       YEAR ENDED JULY 31, 2009                         YEAR ENDED JULY 31, 2008
                                        DISTRIBUTIONS PAID FROM                          DISTRIBUTIONS PAID FROM
                           -----------------------------------------------   ---------------------------------------------
                                                NET              TOTAL                           NET            TOTAL
                             ORDINARY        LONG TERM       DISTRIBUTIONS    ORDINARY        LONG TERM      DISTRIBUTIONS
FUND                          INCOME       CAPITAL GAINS          PAID         INCOME       CAPITAL GAINS        PAID
----                       ------------    -------------     -------------   -----------    -------------    -------------
Small Cap Growth           $         --     $         --     $         --    $ 8,873,764     $31,126,216      $39,999,980
Mid Cap Growth                       --       18,599,504       18,599,504      3,389,553      45,218,701       48,608,254
Quality Growth                1,785,090      12,504,389        14,289,479     21,265,643      67,802,545       89,068,188
Dividend Growth                 241,615               --          241,615        263,404              --          263,404
Micro Cap Value                 177,688           12,489          190,177      1,172,603      22,356,893       23,529,496
Small Cap Value               1,145,372           20,850        1,166,222      2,310,779      11,137,686       13,448,465
All Cap Value                 3,208,122       12,448,038       15,656,160      7,678,070      41,680,209       49,358,279
Disciplined Large Cap Value   9,918,790        6,405,451       16,324,241     20,522,118      31,674,457       52,196,575
Structured Large Cap Plus     2,273,281               --        2,273,281      1,388,324         955,083        2,343,407
Equity Index                  6,779,041               --        6,779,041      6,749,004              --        6,749,004
International Equity          8,795,977       42,624,633       51,420,610     16,880,862      29,974,715       46,855,577
Strategic Income              6,471,043           92,440        6,563,483      7,586,002       4,046,949       11,632,951
LifeModel Aggressive(SM)      3,012,756       14,443,499       17,456,255      6,109,169      13,564,253       19,673,422
LifeModel Moderately
  Aggressive(SM)              7,841,928       19,285,785       27,127,713     11,696,334      21,736,616       33,432,950
LifeModel Moderate(SM)       15,066,250       18,699,879       33,766,129     20,278,652      24,782,374       45,061,026
LifeModel Moderately
  Conservative(SM)            3,031,530        3,848,615        6,880,145      3,820,869       4,771,242        8,592,111
LifeModel Conservative(SM)    2,178,274          817,947        2,996,221      2,234,699       1,227,481        3,462,180
High Yield Bond               4,177,451               --        4,177,451      4,533,878              --        4,533,878
Total Return Bond            25,772,859               --       25,772,859     26,468,692              --       26,468,692
Short Term Bond               8,419,898               --        8,419,898     10,702,400              --       10,702,400

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                        UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED            TOTAL
                                          ORDINARY       LONG-TERM       CAPITAL AND      APPRECIATION/       ACCUMULATED
FUND                                        INCOME      CAPITAL GAINS    OTHER LOSSES    (DEPRECIATION)*   EARNINGS/(DEFICIT)
----                                    -------------   -------------   -------------    ---------------   ------------------
Small Cap Growth                         $        --     $        --    $ (15,603,802)    $     482,832      $ (15,120,970)
Mid Cap Growth                                    --              --      (47,491,533)       (9,450,906)       (56,942,439)
Quality Growth                               773,475              --      (45,096,506)        9,143,994        (35,179,037)
Dividend Growth                                4,032              --      (17,611,110)          854,028        (16,753,050)
Micro Cap Value                                   --              --       (7,983,326)       (1,965,600)        (9,948,926)
Small Cap Value                              178,113              --      (16,496,379)       (2,792,620)       (19,110,886)
All Cap Value                                     --              --      (38,844,617)      (12,140,374)       (50,984,991)
Disciplined Large Cap Value                   73,193              --     (105,341,568)       (9,351,160)      (114,619,535)
Structured Large Cap Plus                    198,188              --      (61,356,149)          659,607        (60,498,354)
Equity Index                                 250,656              --       (3,227,233)      105,583,206        102,606,629
International Equity                       7,271,762              --     (153,768,430)        4,931,693       (141,564,975)
Strategic Income                           1,695,649              --       (9,359,395)      (21,960,100)       (29,623,846)
LifeModel Aggressive(SM)                      38,503       1,637,324                1       (43,289,527)       (41,613,699)
LifeModel Moderately Aggressive(SM)          263,875         888,459               --       (56,409,785)       (55,257,451)
LifeModel Moderate(SM)                       814,894              --         (855,405)      (80,131,903)       (80,172,414)
LifeModel Moderately Conservative(SM)        162,773              --         (764,704)      (12,603,143)       (13,205,074)
LifeModel Conservative(SM)                   165,388              --         (180,556)       (8,119,393)        (8,134,561)
High Yield Bond                               28,425              --       (4,917,166)       (2,921,722)        (7,810,463)
Total Return Bond                                 --              --      (79,914,126)      (57,114,966)      (137,029,092)
Short Term Bond                              153,199              --      (19,445,705)       (5,356,077)       (24,648,583)

* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses and return of capital distributions.

As of July 31, 2009 for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

                                                            EXPIRATION YEAR
                        ---------------------------------------------------------------------------------------------
FUND                        2010        2011       2012       2013        2014         2015       2016       2017       TOTAL
----                    ------------ ---------- ---------- ---------- ------------- ---------- ---------- ----------- -----------
Small Cap Growth        $         -- $       -- $       -- $       -- $          -- $       -- $       -- $ 4,362,500 $ 4,362,500
Dividend Growth           10,084,841  3,023,983     39,378         --            --         --         --   1,348,987  14,497,189
Micro Cap Value                   --         --         --         --            --         --         --   2,441,069   2,441,069
Small Cap Value                   --         --         --         --            --         --         --   2,188,201   2,188,201
All Cap Value                     --         --         --         --            --         --         --  11,136,332  11,136,332
Disciplined Large
  Cap Value                       --         --         --         --            --         --         --  18,715,803  18,715,803
Structured Large
  Cap Plus                        --         --    793,432         --            --         --  1,246,518  16,257,218  18,297,168
Equity Index                      --  2,617,392    605,734         --            --         --         --          --   3,223,126
International Equity       1,405,848  5,161,371         --         --            --         --         --  67,425,163  73,992,382
Strategic Income                  --         --         --         --            --         --         --   1,379,950   1,379,950
LifeModel Moderate(SM)            --         --         --         --            --         --         --     855,404     855,404
LifeModel Moderately
  Conservative(SM)                --         --         --         --            --         --         --     764,706     764,706
LifeModel
  Conservative(SM)                --         --         --         --            --         --         --     180,556     180,556
High Yield Bond                   --         --         --         --            --    382,634         --   1,319,442   1,702,076
Total Return Bond                 --  2,967,989  3,490,975  6,705,683    12,507,496  4,893,287  1,172,463  28,880,095  60,617,988
Short Term Bond                   --         --         --  4,956,929     9,778,491  4,709,395         --          --  19,444,815

As of July 31, 2009, the following Funds have additional capital loss carryforwards and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                            EXPIRATION YEAR
                        ---------------------------------------------------------------------------------------------
FUND                        2010        2011       2012       2013        2014         2015       2016       2017       TOTAL
----                    ------------ ---------- ---------- ---------- ------------- ---------- ---------- ----------- -----------
Mid Cap Growth            $  592,404    $--        $--        $--          $--          $--        $--    $25,696,435 $26,288,839
Quality Growth             1,533,455     --         --         --           --           --         --      4,084,186   5,617,641

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2009, the following Funds deferred to

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

August 1, 2009 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                          CAPITAL LOSSES
                                                          --------------
          Small Cap Growth Fund                            $11,237,250
          Mid Cap Growth                                    20,610,291
          Quality Growth                                    37,945,410
          Dividend Growth Fund                               3,113,919
          Micro Cap Value Fund                               5,542,256
          Small Cap Value Fund                              14,308,178
          All Cap Value                                     27,708,287
          Disciplined Large Cap Value                       86,625,764
          Structured Large Cap Plus                         43,054,374
          International Equity                              79,773,162
          Strategic Income Fund                              7,979,444
          High Yield Bond                                    3,215,090
          Total Return Bond                                 19,301,892

During the year ended July 31, 2009, the funds used/expired capital loss carryforwards in the following amounts:

                                       AMOUNT USED        AMOUNT EXPIRED
                                       -----------        --------------
          Mid Cap Growth                $       --          $  592,404
          Structured Large Cap Plus             --           5,734,447
          Equity Index                   1,464,349                  --
          International Equity                  --             440,002
          Total Return Bond                     --             313,458
          Short Term Bond                2,139,720                  --

The following funds have capital loss carryforwards that will not be used due to merger limitations:

                                                             TAXABLE LOSS
                                                             ------------
          Small Cap Growth                                     $246,144
          Mid Cap Growth                                        236,915

(9) RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the "Securities Act") and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain sale restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by FTAM's Pricing Committee, comprised of personnel of the Advisor, subject to oversight by the Trustees, and in accordance with the Trust's Security Valuation Procedures, which have been approved by the Trustees of the Trust. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At January 31, 2010, Quality Growth, Strategic Income, Total Return Bond and Short Term Bond held the following restricted securities:

                                                                                                             VALUE AS
                                                                   ACQUISITION    ACQUISITION     FAIR         % OF
                                           SECURITY TYPE              DATE           COST        VALUE      NET ASSETS
                                           -------------           -----------    -----------  ----------   ----------
QUALITY GROWTH
Aerco, Ltd., Series 2A, Class 3A        Asset-Backed Securities      2/28/07      $   76,618   $   35,305      0.01%
                                                                                  ==========   ==========      ====
STRATEGIC INCOME
Aerco, Ltd., Series 2A, Class 3A        Asset-Backed Securities      2/28/07      $  922,178   $  388,357      0.45%
                                                                                  ==========   ==========      ====
TOTAL RETURN BOND
Aerco, Ltd., Series 2A, Class 3A        Asset-Backed Securities      2/28/07      $1,850,253   $  801,427      0.25%
Westpac Capital Trust IV                   Corporate Bonds            2/8/07       1,386,386    1,199,856      0.37%
Restructured Assets Certificates,
Series 2006-9, Class P                Mortgage-Backed Securities     8/10/06       5,234,953    2,875,950      0.90%
                                                                                  ----------   ----------      ----
                                                                                  $8,471,592   $4,877,233      1.52%
                                                                                  ==========   ==========      ====
SHORT TERM BOND
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A                 Asset-Backed Securities     11/16/05      $1,289,252   $  630,382      0.24%
                                                                                  ==========   ==========      ====

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

(10) PRINCIPAL RISKS

CONCENTRATION RISK -- International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

MARKET AND CREDIT RISK -- In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

INTEREST RATE RISK -- Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

FOREIGN CURRENCY RISK -- If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

(11) FAIR VALUE MEASUREMENTS

The various inputs used in determining the fair value of the Funds' investments are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical investments

o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2010 in valuing the Funds' assets and liabilities:

                                                             FAIR VALUE MEASUREMENT AT 1/31/2010 USING
                                          -------------------------------------------------------------------------------
                                               QUOTED PRICES          SIGNIFICANT OTHER      SIGNIFICANT
                                             IN ACTIVE MARKETS           OBSERVABLE         UNOBSERVABLE
                                         FOR IDENTICAL INVESTMENTS         INPUTS              INPUTS         VALUE AT
                                                 (LEVEL 1)                (LEVEL 2)           (LEVEL 3)        1/31/10
                                         -------------------------    -----------------     ------------     ------------
          Small Cap Growth
-------------------------------------
Common Stocks*                                 $ 42,491,994             $         --          $      --      $ 42,491,994
Investment Company                               12,420,471                       --                 --        12,420,471
Investments in Affiliates                           545,532                       --                 --           545,532
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 55,457,997             $         --          $      --      $ 55,457,997
                                         ================================================================================
           Mid Cap Growth
-------------------------------------
Common Stocks*                                 $ 83,161,521             $         --          $      --      $ 83,161,521
Investment Companies                             10,073,292                       --                 --        10,073,292
Investments in Affiliates                         1,944,932                       --                 --         1,944,932
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 95,179,745             $         --          $      --      $ 95,179,745
                                         ================================================================================
          Quality Growth
-------------------------------------
Common Stocks*                                 $302,194,487             $         --          $      --      $302,194,487
Investment Companies                           $ 12,513,352                       --                 --        12,513,352
Asset-Backed Securities
  Manufactured Housing ABS Other                         --                   105,109                 --          105,109
  Other ABS                                              --                        --             35,305           35,305
Corporate Bonds                                          --                   189,086                 --          189,086
Mortgage-Backed Securities                               --                   833,970                 --          833,970
U.S. Government Agencies                                 --                   827,565                 --          827,565
Investments in Affiliates                        18,552,472                        --                 --       18,552,472
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $333,260,311             $   1,955,730         $   35,305     $335,251,346
                                         ================================================================================
           Dividend Growth
-------------------------------------
Common Stocks*                                 $  7,533,274             $         --          $      --      $  7,533,274
Investment Companies                              2,179,925                       --                 --         2,179,925
Investments in Affiliates                            59,787                       --                 --            59,787
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $  9,772,986             $         --          $      --      $  9,772,986
                                         ================================================================================
           Micro Cap Value
-------------------------------------
Common Stocks*                                 $ 29,396,456             $         --          $      --      $ 29,396,456
Investment Companies                                478,559                       --                 --           478,559
Investments in Affiliates                         2,303,942                       --                 --         2,303,942
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 32,178,957             $         --          $      --      $ 32,178,957
                                         ================================================================================
          Small Cap Value
-------------------------------------
Common Stocks*                                 $ 55,988,886             $         --          $      --      $ 55,988,886
Investment Companies                              1,356,260                       --                 --         1,356,260
Investments in Affiliates                         2,744,553                       --                 --         2,744,553
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 60,089,699             $         --          $      --      $ 60,089,699
                                         ================================================================================
           All Cap Value
-------------------------------------
Common Stocks*                                 $128,358,293             $         --          $      --      $128,358,293
Investment Companies                              3,428,536                       --                 --         3,428,536
Investments in Affiliates                         5,631,128                       --                 --         5,631,128
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $137,417,957             $         --          $      --      $137,417,957
                                         ================================================================================

     Disciplined Large Cap Value
-------------------------------------
Common Stocks*                                 $332,544,865             $         --          $      --      $332,544,865
Investment Companies                                676,322                       --                 --           676,322
Investments in Affiliates                        13,660,870                       --                 --        13,660,870
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $346,882,057             $         --          $      --      $346,882,057
                                         ================================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             FAIR VALUE MEASUREMENT AT 1/31/2010 USING
                                          -------------------------------------------------------------------------------
                                               QUOTED PRICES          SIGNIFICANT OTHER      SIGNIFICANT
                                             IN ACTIVE MARKETS           OBSERVABLE         UNOBSERVABLE
                                         FOR IDENTICAL INVESTMENTS         INPUTS              INPUTS         VALUE AT
                                                 (LEVEL 1)                (LEVEL 2)           (LEVEL 3)        1/31/10
                                         -------------------------    -----------------     ------------     ------------
      Structured Large Cap Plus
-------------------------------------
Common Stocks*                                 $101,090,449             $        --           $      --      $101,090,449
Investments in Affiliates                         1,328,831                      --                  --         1,328,831
Securities Sold Short                           (23,261,952)                     --                  --       (23,261,952)
Other Financial Instruments**                       (54,917)                     --                  --           (54,917)
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 79,102,411             $        --           $      --      $ 79,102,411
                                         ================================================================================
           Equity Index
-------------------------------------
Common Stocks*                                 $278,002,510             $        --           $      --      $278,002,510
Investment Companies                              5,251,649                      --                  --         5,251,649
Investments in Affiliates                         4,949,812                      --                  --         4,949,812
Other Financial Instruments**                      (173,323)                     --                  --          (173,323)
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $288,030,648             $        --           $      --      $288,030,648
                                         ================================================================================
        International Equity
-------------------------------------
Foreign Stocks*                                $248,061,491             $        --           $      --      $248,061,491
Investment Companies                             17,544,402                      --                  --        17,544,402
Investments in Affiliates                         2,573,753                      --                  --         2,573,753
Other Financial Instruments**                      (314,916)                     --                  --          (314,916)
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $267,864,730             $        --           $      --      $267,864,730
                                         ================================================================================
           Strategic Income
-------------------------------------
Asset-Backed Securities
  Other ABS                                    $         --             $    662,553          $ 388,357      $  1,050,910
  Other                                                  --                1,136,742                 --         1,136,742
Convertible Bonds                                        --                  431,375                 --           431,375
Corporate Bonds                                          --               20,456,428                 --        20,456,428
Foreign Bonds                                            --                5,215,836                 --         5,215,836
Mortgage-Backed Securities                               --                2,624,061                 --         2,624,061
U.S. Government Agencies                                 --                3,696,137                 --         3,696,137
U.S. Treasury Obligation                                 --                  940,000                 --           940,000
Common Stocks*                                    5,202,106                       --                 --         5,202,106
Investment Companies                             15,152,382                       --                 --        15,152,382
Convertible Preferred Stock                       2,222,275                       --                 --         2,222,275
Preferred Stock                                  34,118,415                       --                 --        34,118,415
Investments in Affiliates                         4,886,599                       --                 --         4,886,599
Other Financial Instruments**                       (52,526)                      --                 --           (52,526)
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 61,529,251             $ 35,163,132          $ 388,357      $ 97,080,740
                                         ================================================================================
         LifeModel Aggressive
-------------------------------------
Investments in Affiliates                      $113,530,958             $        --           $      --      $113,530,958
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $113,530,958             $        --           $      --      $113,530,958
                                         ================================================================================
   LifeModel Moderately Aggressive
-------------------------------------
Investments in Affiliates                      $213,459,802             $        --           $      --      $213,459,802
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $213,459,802             $        --           $      --      $213,459,802
                                         ================================================================================
         LifeModel Moderate
-------------------------------------
Investments in Affiliates                      $264,996,748             $        --           $      --      $264,996,748
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $264,996,748             $        --           $      --      $264,996,748
                                         ================================================================================
  LifeModel Moderately Conservative
-------------------------------------
Investments in Affiliates                      $ 61,109,344             $        --           $      --      $ 61,109,344
-------------------------------------    --------------------------------------------------------------------------------
Total                                          $ 61,109,344             $        --           $      --      $ 61,109,344
                                         ================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             FAIR VALUE MEASUREMENT AT 1/31/2010 USING
                                          -------------------------------------------------------------------------------
                                               QUOTED PRICES          SIGNIFICANT OTHER      SIGNIFICANT
                                             IN ACTIVE MARKETS           OBSERVABLE         UNOBSERVABLE
                                         FOR IDENTICAL INVESTMENTS         INPUTS              INPUTS        VALUE AT
                                                 (LEVEL 1)                (LEVEL 2)           (LEVEL 3)       1/31/10
                                         -------------------------    -----------------     ------------    ------------
        LifeModel Conservative
-------------------------------------
Investments in Affiliates                       $41,835,607              $         --        $       --     $ 41,835,607
-------------------------------------    -------------------------------------------------------------------------------
Total                                           $41,835,607              $         --        $       --     $ 41,835,607
                                         ================================================================================
          High Yield Bond
-------------------------------------
Corporate Bonds                                 $        --              $ 39,741,441        $       --     $ 39,741,441
Foreign Bonds                                            --                 8,074,412                --        8,074,412
Investment Companies                             13,117,195                        --                --       13,117,195
Preferred Stock                                     142,938                        --                --          142,938
Investment in Affiliates                                 38                        --                --               38
-------------------------------------    -------------------------------------------------------------------------------
Total                                           $13,260,171              $ 47,815,853        $       --     $ 61,076,024
                                         ================================================================================
          Total Return Bond
-------------------------------------
Asset-Backed Securities
  Other ABS                                     $        --              $  6,089,342        $  801,427     $  6,890,769
  Other                                                  --                15,301,903                --       15,301,903
Corporate Bonds                                          --                57,774,574                --       57,774,574
Foreign Bonds*                                           --                11,639,160                --       11,639,160
Mortgage-Backed Securities
  Agency Collateral Other                                --                        --         2,875,950        2,875,950
  CMBS Subordinated                                      --                 8,316,820         4,592,438       12,909,258
  Other                                                  --                49,225,237                --       49,225,237
U.S. Government Agency                                   --               128,016,743                --      128,016,743
U.S. Treasury Obligations                                --                16,083,032                --       16,083,032
Investment Companies                             20,223,270                        --                --       20,223,270
Preferred Stocks                                  5,020,670                        --                --        5,020,670
Investment in Affiliates                         16,211,624                        --                --       16,211,624
Other Financial Instruments**                       (62,697)                       --                --          (62,697)
-------------------------------------    -------------------------------------------------------------------------------
Total                                           $41,392,867              $292,446,811        $8,269,815     $342,109,493
                                         ================================================================================
          Short Term Bond
-------------------------------------
Asset-Backed Securities                         $        --              $ 21,912,668        $       --     $ 21,912,668
Corporate Bonds                                          --                55,158,062                --       55,158,062
Foreign Bonds*                                           --                13,667,623                --       13,667,623
Mortgage-Backed Securities                               --                38,829,921                --       38,829,921
Municipal Bonds                                          --                   115,931                --          115,931
U.S. Government Agencies                                 --               108,387,032                --      108,387,032
U.S. Treasury Obligations                                --                13,953,929                --       13,953,929
Investment Companies                             68,582,375                        --                --       68,582,375
Investment in Affiliates                          5,815,955                        --                --        5,815,955
Other Financial Instruments**                         2,565                        --                --            2,565
-------------------------------------    -------------------------------------------------------------------------------
Total                                           $74,400,895              $252,025,166        $       --     $326,426,061
                                         ================================================================================

* Refer to Schedules of Investments for further information by industry/type and country.
** Other financial instruments include open futures and forwards contracts which were valued at the unrealized appreciation/(depreciation) on the instrument.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

The following is a reconciliation of the fair value measurements using significant unobservable inputs for the Fund during the year ended January 31, 2010:

                                                                                        TOTAL CHANGE
                                 BEGINNING                   ACCRUED       TOTAL       IN UNREALIZED     TRANSFERS       ENDING
                                  BALANCE   NET PURCHASES   DISCOUNTS    REALIZED       APPRECIATION     IN AND/OR       BALANCE
QUALITY GROWTH                   7/31/2009     (SALES)     (PREMIUMS)  GAINS (LOSSES)  (DEPRECIATION)  OUT OF LEVEL 3   1/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
 Other ABS                        $29,963    $(10,127)       $2,091        $393            $12,985          $--          $35,305
---------------------------------------------------------------------------------------------------------------------------------
Total                             $29,963    $(10,127)       $2,091        $393            $12,985          $--          $35,305

                                                                                        TOTAL CHANGE
                                 BEGINNING                   ACCRUED       TOTAL        IN UNREALIZED    TRANSFERS       ENDING
                                  BALANCE   NET PURCHASES   DISCOUNTS    REALIZED       APPRECIATION     IN AND/OR       BALANCE
STRATEGIC INCOME                 7/31/2009     (SALES)     (PREMIUMS)  GAINS (LOSSES)  (DEPRECIATION)  OUT OF LEVEL 3   1/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
 Other ABS                        $329,590   $(111,393)      $26,510       $3,548          $140,102         $--          $388,357
---------------------------------------------------------------------------------------------------------------------------------
Total                             $329,590   $(111,393)      $26,510       $3,548          $140,102         $--          $388,357

                                                                                        TOTAL CHANGE
                                 BEGINNING                   ACCRUED       TOTAL        IN UNREALIZED    TRANSFERS      ENDING
                                  BALANCE   NET PURCHASES   DISCOUNTS    REALIZED       APPRECIATION     IN AND/OR      BALANCE
TOTAL RETURN BOND                7/31/2009     (SALES)     (PREMIUMS)  GAINS (LOSSES)  (DEPRECIATION)  OUT OF LEVEL 3  1/31/2010
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities
 Other ABS                      $   680,153  $  (229,875)   $49,833       $8,452         $  292,864         $--        $  801,427
Mortgage Backed Securities
 Agency Collateral Other          2,160,375           --          1           --            715,574          --         2,875,950
 CMBS Other                       3,960,000   (4,000,000)        --           --             40,000          --                --
 CMBS Subordinated                4,316,500           --         --           --            275,938          --         4,592,438
---------------------------------------------------------------------------------------------------------------------------------
Total                           $11,117,028  $(4,229,875)   $49,834       $8,452         $1,324,376         $--        $8,269,815

(12) FAIR VALUE OF DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuations of the Funds' derivative instruments categorized by risk exposure:

STRUCTURED LARGE CAP PLUS FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    -------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS      TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ---------
Assets Derivatives
Variation margin receivable**           $--                $--              $--       $     --         $--      $     --
                                    -------------------------------------------------------------------------------------
Liabilities Derivatives
Variation margin payable**              $--                $--              $--       $(54,917)        $--      $(54,917)
                                    =====================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

STRUCTURED LARGE CAP PLUS FUND, CONTINUED

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    -------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS      TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ---------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss)
  on futures contracts                  $--                $--              $--       $ 703,541        $--      $ 703,541
                                    -------------------------------------------------------------------------------------
                                        $--                $--              $--       $ 703,541        $--      $ 703,541
                                    =====================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income
Net change in unrealized
 appreciation/(depreciation)
 on futures contracts                   $--                $--              $--       $(282,538)       $--      $(282,538)
                                    -------------------------------------------------------------------------------------
                                        $--                $--              $--       $(282,538)       $--      $(282,538)
                                    =====================================================================================

EQUITY INDEX FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    -------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS      TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ---------
Assets Derivatives
Variation margin receivable**           $--                $--              $--       $     --         $--      $      --
                                    -------------------------------------------------------------------------------------
Liabilities Derivatives
Variation margin payable**              $--                $--              $--       $(173,323)       $--      $(173,323)
                                    =====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS      TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss)
  on futures contracts                  $--                $--              $--       $1,527,998       $--      $1,527,998
                                    --------------------------------------------------------------------------------------
                                        $--                $--              $--       $1,527,998       $--      $1,527,998
                                    ======================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income
Net change in unrealized
 appreciation/(depreciation)
 on futures contracts                   $--                $--              $--       $ (601,617)      $--      $ (601,617)
                                    --------------------------------------------------------------------------------------
                                        $--                $--              $--       $ (601,617)      $--      $ (601,617)
                                    ======================================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    -------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS      TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ---------
Assets Derivatives
Variation margin receivable**           $--              $ 25,701           $--       $      --        $--      $  25,701
                                    -------------------------------------------------------------------------------------
Liabilities Derivatives
Variation margin payable**              $--              $(82,263)          $--       $(258,354)       $--      $(340,617)
                                    =====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss)
  on futures contracts                  $--              $ 146,640          $--       $ 975,056        $--      $1,121,696
                                    --------------------------------------------------------------------------------------
                                        $--              $ 146,640          $--       $ 975,056        $--      $1,121,696
                                    ======================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income contracts                    $--              $(155,238)         $--       $(567,153)       $--      $ (722,391)
                                    --------------------------------------------------------------------------------------
                                        $--              $(155,238)         $--       $(567,153)       $--      $ (722,391)
                                    ======================================================================================

STRATEGIC INCOME FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Assets Derivatives
Variation margin receivable**          $3,308            $    --            $--       $ 41,064         $--       $ 44,372
                                    --------------------------------------------------------------------------------------
Liabilities Derivatives
Unrealized depreciation on
  foreign currency contracts           $   --            $(41,141)          $--       $     --         $--       $     --
                                    --------------------------------------------------------------------------------------
Variation margin payable**             $   --            $     --           $--       $(55,757)        $--       $(55,757)
                                    --------------------------------------------------------------------------------------
                                       $   --            $(41,141)          $--       $(55,757)        $--       $(96,898)
                                    ======================================================================================

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND, CONTINUED

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE      CREDIT      EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss) on
  futures contracts                   $ 178,240          $    --            $--       $(14,909)       $--        $ 163,331
                                    --------------------------------------------------------------------------------------
                                      $ 178,240          $    --            $--       $(14,909)       $--        $ 163,331
                                    ======================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income
Net change in unrealized
 appreciation/(depreciation)
 on futures contracts                 $(206,555)         $    --            $--       $(14,693)       $--        $(221,248)
                                    ======================================================================================
Net change in unrealized
 appreciation/(depreciation)
 on translation of assets and
 liabilities denominated
 in foreign currencies                $      --          $(41,141)          $--       $     --        $--        $ (41,141)
                                    --------------------------------------------------------------------------------------
                                      $(206,555)         $(41,141)          $--       $(14,693)       $--        $(262,389)
                                    ======================================================================================

TOTAL RETURN BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE     CREDIT       EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Assets Derivatives
Variation margin receivable**         $  1,764           $--                $--          $--          $--        $  1,764
                                    -------------------------------------------------------------------------------------
Liabilities Derivatives
Variation margin payable**            $(64,461)          $--                $--          $--          $--        $(64,461)
                                    =====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE     CREDIT       EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss)
  on futures contracts                $ 916,891            $--              $--          $--          $--        $ 916,891
                                    --------------------------------------------------------------------------------------
                                      $ 916,891            $--              $--          $--          $--        $ 916,891
                                    ======================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income
Net change in unrealized
 appreciation/(depreciation)
 on futures contracts                 $(428,569)           $--              $--          $--          $--        $(428,569)
                                    --------------------------------------------------------------------------------------
                                      $(428,569)           $--              $--          $--          $--        $(428,569)
                                    ======================================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT TERM BOND FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE     CREDIT       EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Assets Derivatives
Variation margin receivable**         $2,565               $--              $--          $--          $--         $2,565
                                    ------------------------------------------------------------------------------------
Liabilities Derivatives
Variation margin payable**            $   --               $--              $--          $--          $--         $   --
                                    ====================================================================================

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended January 31, 2010:

                                           DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS UNDER STATEMENT 133
                                    --------------------------------------------------------------------------------------
                                    INTEREST RATE    FOREIGN EXCHANGE     CREDIT       EQUITY        OTHER
                                      CONTRACTS         CONTRACTS        CONTRACTS    CONTRACTS    CONTRACTS       TOTAL
                                    -------------    ----------------    ---------    ---------    ---------    ----------
Realized Gain/(Loss) on
  Derivatives Recognized
  in Income
Net realized gain/(loss) on
  futures contracts                  $83,454               $--              $--          $--          $--         $83,454
                                    -------------------------------------------------------------------------------------
                                     $83,454               $--              $--          $--          $--         $83,454
                                    =====================================================================================
Net Change in Unrealized
 Appreciation/(Depreciation)
 on Derivatives Recognized
 in Income
Net change in unrealized
 appreciation/(depreciation)
 on futures contracts                $10,960               $--              $--          $--          $--         $10,960
                                    -------------------------------------------------------------------------------------
                                     $10,960               $--              $--          $--          $--         $10,960
                                    =====================================================================================

*  See Note 2 - Significant Accounting Policies for additional information.
** The Fair Values of Derivative Instruments may include cumulative appreciation/(depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only the current day's variation margin is reported in the Statements of Assets and Liabilities.

The derivative instruments outstanding as of January 31, 2010 as disclosed in the Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

(13) LEHMAN BROTHERS BANKRUPTCY AND DEFAULT ON SECURITIES LENDING

On September 15, 2008, Lehman Brothers (Lehman) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The securities lending agreements between Lehman and each Fund were terminated by Lehman's bankruptcy filing and Lehman's failure to return the borrowed securities. Under the agreements and due to borrower default, each Fund had the right to seize the collateral pledged by Lehman as security for the borrowed securities. The collateral was liquidated to fund the cost of replacement securities purchased, which were the same as the securities that were on loan and not returned. For financial reporting purposes, the transactions are treated as a sale as of September 17, 2008 of the original securities recognizing gain (loss) and a new purchase of replacement securities with a new basis and holding period. For Federal income tax purposes, however, the Internal Revenue Service concluded in Revenue Procedure 2008-63 that the purchase of replacement securities will be considered a non-taxable event (not as a sale and purchase and no recognition of gain (loss), change in basis or holding period), provided the requirements under Internal Revenue Code (IRC) Section 1058(b) are met. The Funds believe all requirements of the Revenue Procedure have been met.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                             NET REALIZED GAIN
                                             (LOSS) ON SALE OF
       FUND                                 ORIGINAL SECURITIES
       ----                                 -------------------
       Quality Growth                           $ (24,861)
       Micro Cap Value                            (78,548)
       Small Cap Value                           (153,200)
       Equity Index                              (248,631)
       High Yield Bond                           (114,109)

(14) SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through March 30, 2010. Management has determined that there are no additional material events that would require disclosure in the Funds' financial statements through this date.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 through January 31, 2010.

ACTUAL EXPENSES
---------------

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING             DURING
                                                                 VALUE       VALUE         PERIOD*            PERIOD
                                                                 8/1/09     1/31/10    8/1/09 - 1/31/10   8/1/09 - 1/31/10
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,070.70        $5.27               1.01%
                                        Class A Shares          1,000.00    1,068.90         6.57               1.26%
                                        Class B Shares          1,000.00    1,066.00        10.47               2.01%
                                        Class C Shares          1,000.00    1,064.00        10.46               2.01%

Mid Cap Growth                          Institutional Shares    1,000.00    1,080.40         4.77               0.91%
                                        Class A Shares          1,000.00    1,079.00         6.08               1.16%
                                        Class B Shares          1,000.00    1,073.70         9.98               1.91%
                                        Class C Shares          1,000.00    1,075.60         9.99               1.91%

Quality Growth                          Institutional Shares    1,000.00    1,083.30         5.57               1.06%
                                        Class A Shares          1,000.00    1,081.90         6.87               1.31%
                                        Class B Shares          1,000.00    1,078.10        10.79               2.06%
                                        Class C Shares          1,000.00    1,078.90        10.79               2.06%

Dividend Growth                         Institutional Shares    1,000.00    1,067.50         3.80               0.73%
                                        Class A Shares          1,000.00    1,066.80         5.11               0.98%
                                        Class B Shares          1,000.00    1,062.80         8.99               1.73%
                                        Class C Shares          1,000.00    1,062.50         8.99               1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,067.90         7.04               1.35%
                                        Class A Shares          1,000.00    1,069.80         8.35               1.60%
                                        Class B Shares          1,000.00    1,066.44        12.24               2.35%
                                        Class C Shares          1,000.00    1,062.50        12.22               2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,153.50         6.41               1.18%
                                        Class A Shares          1,000.00    1,152.90         7.76               1.43%
                                        Class B Shares          1,000.00    1,148.10        11.80               2.18%
                                        Class C Shares          1,000.00    1,148.60        11.81               2.18%

All Cap Value                           Institutional Shares    1,000.00    1,103.80         5.78               1.09%
                                        Class A Shares          1,000.00    1,102.10         7.10               1.34%
                                        Class B Shares          1,000.00    1,099.00        11.06               2.09%
                                        Class C Shares          1,000.00    1,098.50        11.05               2.09%

-------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING             DURING
                                                                 VALUE       VALUE         PERIOD*            PERIOD
                                                                 8/1/09     1/31/10    8/1/09 - 1/31/10   8/1/09 - 1/31/10
                                                               ---------   ---------   ----------------   ----------------
Disciplined Large Cap Value             Institutional Shares   $1,000.00   $1,101.90        $4.98               0.94%
                                        Class A Shares          1,000.00    1,100.90         6.30               1.19%
                                        Class B Shares          1,000.00    1,096.20        10.25               1.94%
                                        Class C Shares          1,000.00    1,097.20        10.26               1.94%

Structured Large Cap Plus               Institutional Shares    1,000.00    1,080.70         8.65               1.65%
                                        Class A Shares          1,000.00    1,078.10         9.95               1.90%
                                        Class B Shares          1,000.00    1,077.80        13.93               2.66%
                                        Class C Shares          1,000.00    1,074.90        13.44               2.57%

Equity Index                            Institutional Shares    1,000.00    1,098.50         1.00               0.19%
                                        Class A Shares          1,000.00    1,096.90         2.33               0.44%
                                        Class B Shares          1,000.00    1,092.80         6.28               1.19%
                                        Class C Shares          1,000.00    1,092.20         6.28               1.19%
                                        Select shares           1,000.00    1,097.50         1.43               0.27%
                                        Preferred Shares        1,000.00    1,097.70         1.80               0.34%
                                        Trust Shares            1,000.00    1,097.10         2.33               0.44%

International Equity                    Institutional Shares    1,000.00    1,044.60         6.18               1.20%
                                        Class A Shares          1,000.00    1,044.80         7.47               1.45%
                                        Class B Shares          1,000.00    1,040.00        11.31               2.20%
                                        Class C Shares          1,000.00    1,040.50        11.31               2.20%

Strategic Income                        Institutional Shares    1,000.00    1,134.40         4.73               0.88%
                                        Class A Shares          1,000.00    1,132.10         6.07               1.13%
                                        Class B Shares          1,000.00    1,127.90        10.08               1.88%
                                        Class C Shares          1,000.00    1,127.90        10.08               1.88%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,074.70         0.42               0.08%
                                        Class A Shares          1,000.00    1,072.70         1.72               0.33%
                                        Class B Shares          1,000.00    1,068.10         5.63               1.08%
                                        Class C Shares          1,000.00    1,069.40         5.63               1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,068.10         0.42               0.08%
                                        Class A Shares          1,000.00    1,068.00         1.72               0.33%
                                        Class B Shares          1,000.00    1,063.60         5.62               1.08%
                                        Class C Shares          1,000.00    1,062.30         5.61               1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,063.00         0.42               0.08%
                                        Class A Shares          1,000.00    1,060.60         1.71               0.33%
                                        Class B Shares          1,000.00    1,056.90         5.60               1.08%
                                        Class C Shares          1,000.00    1,058.10         5.60               1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,065.10         0.42               0.08%
                                        Class A Shares          1,000.00    1,065.10         1.72               0.33%
                                        Class B Shares          1,000.00    1,060.00         5.61               1.08%
                                        Class C Shares          1,000.00    1,059.60         5.61               1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,058.20         0.42               0.08%
                                        Class A Shares          1,000.00    1,055.80         1.71               0.33%
                                        Class B Shares          1,000.00    1,051.80         5.59               1.08%
                                        Class C Shares          1,000.00    1,052.80         5.59               1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,133.20         3.98               0.74%
                                        Class A Shares          1,000.00    1,132.30         5.32               0.99%
                                        Class B Shares          1,000.00    1,127.90         9.33               1.74%
                                        Class C Shares          1,000.00    1,127.50         9.33               1.74%

----------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING             DURING
                                                                 VALUE       VALUE         PERIOD*            PERIOD
                                                                 8/1/09     1/31/10    8/1/09 - 1/31/10   8/1/09 - 1/31/10
                                                               ---------   ---------   ----------------   ----------------
Total Return Bond                       Institutional Shares   $1,000.00   $1,066.30        $3.39               0.65%
                                        Class A Shares          1,000.00    1,065.00         4.68               0.90%
                                        Class B Shares          1,000.00    1,061.00         8.57               1.65%
                                        Class C Shares          1,000.00    1,061.00         8.57               1.65%

Short Term Bond                         Institutional Shares    1,000.00    1,032.10         3.02               0.59%
                                        Class A Shares          1,000.00    1,032.10         4.30               0.84%
                                        Class C Shares          1,000.00    1,027.70         8.13               1.59%

--------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING             DURING
                                                                 VALUE       VALUE         PERIOD*            PERIOD
                                                                 8/1/09     1/31/10    8/1/09 - 1/31/10   8/1/09 - 1/31/10
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,020.11        $5.14               1.01%
                                        Class A Shares          1,000.00    1,018.85         6.41               1.26%
                                        Class B Shares          1,000.00    1,015.07        10.21               2.01%
                                        Class C Shares          1,000.00    1,015.07        10.21               2.01%

Mid Cap Growth                          Institutional Shares    1,000.00    1,020.62         4.63               0.91%
                                        Class A Shares          1,000.00    1,019.36         5.90               1.16%
                                        Class B Shares          1,000.00    1,015.58         9.70               1.91%
                                        Class C Shares          1,000.00    1,015.58         9.70               1.91%

Quality Growth                          Institutional Shares    1,000.00    1,019.86         5.40               1.06%
                                        Class A Shares          1,000.00    1,018.60         6.67               1.31%
                                        Class B Shares          1,000.00    1,014.82        10.46               2.06%
                                        Class C Shares          1,000.00    1,014.82        10.46               2.06%

Dividend Growth                         Institutional Shares    1,000.00    1,021.53         3.72               0.73%
                                        Class A Shares          1,000.00    1,020.27         4.99               0.98%
                                        Class B Shares          1,000.00    1,016.48         8.79               1.73%
                                        Class C Shares          1,000.00    1,016.48         8.79               1.73%

Micro Cap Value                         Institutional Shares    1,000.00    1,018.40         6.87               1.35%
                                        Class A Shares          1,000.00    1,017.14         8.13               1.60%
                                        Class B Shares          1,000.00    1,013.36        11.93               2.35%
                                        Class C Shares          1,000.00    1,013.36        11.93               2.35%

Small Cap Value                         Institutional Shares    1,000.00    1,019.26         6.01               1.18%
                                        Class A Shares          1,000.00    1,018.00         7.27               1.43%
                                        Class B Shares          1,000.00    1,014.22        11.07               2.18%
                                        Class C Shares          1,000.00    1,014.22        11.07               2.18%

All Cap Value                           Institutional Shares    1,000.00    1,019.71         5.55               1.09%
                                        Class A Shares          1,000.00    1,018.45         6.82               1.34%
                                        Class B Shares          1,000.00    1,014.67        10.61               2.09%
                                        Class C Shares          1,000.00    1,014.67        10.61               2.09%

Disciplined Large Cap Value             Institutional Shares    1,000.00    1,020.47         4.79               0.94%
                                        Class A Shares          1,000.00    1,019.21         6.06               1.19%
                                        Class B Shares          1,000.00    1,015.43         9.86               1.94%
                                        Class C Shares          1,000.00    1,015.43         9.86               1.94%

--------------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING          PAID               RATIO
                                                                ACCOUNT     ACCOUNT        DURING             DURING
                                                                 VALUE       VALUE         PERIOD*            PERIOD
                                                                 8/1/09     1/31/10    8/1/09 - 1/31/10   8/1/09 - 1/31/10
                                                               ---------   ---------   ----------------   ----------------
Structured Large Cap Plus               Institutional Shares   $1,000.00   $1,016.89        $8.39               1.65%
                                        Class A Shares          1,000.00    1,015.63         9.65               1.90%
                                        Class B Shares          1,000.00    1,011.80        13.49               2.66%
                                        Class C Shares          1,000.00    1,012.25        13.04               2.57%

Equity Index                            Institutional Shares    1,000.00    1,024.25         0.97               0.19%
                                        Class A Shares          1,000.00    1,022.99         2.24               0.44%
                                        Class B Shares          1,000.00    1,019.21         6.06               1.19%
                                        Class C Shares          1,000.00    1,019.21         6.06               1.19%
                                        Select shares           1,000.00    1,023.84         1.38               0.27%
                                        Preferred Shares        1,000.00    1,023.49         1.73               0.34%
                                        Trust Shares            1,000.00    1,022.99         2.24               0.44%

International Equity                    Institutional Shares    1,000.00    1,019.16         6.11               1.20%
                                        Class A Shares          1,000.00    1,017.90         7.38               1.45%
                                        Class B Shares          1,000.00    1,014.12        11.17               2.20%
                                        Class C Shares          1,000.00    1,014.12        11.17               2.20%

Strategic Income                        Institutional Shares    1,000.00    1,020.77         4.48               0.88%
                                        Class A Shares          1,000.00    1,019.51         5.75               1.13%
                                        Class B Shares          1,000.00    1,015.73         9.55               1.88%
                                        Class C Shares          1,000.00    1,015.73         9.55               1.88%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,024.80         0.41               0.08%
                                        Class A Shares          1,000.00    1,023.54         1.68               0.33%
                                        Class B Shares          1,000.00    1,019.76         5.50               1.08%
                                        Class C Shares          1,000.00    1,019.76         5.50               1.08%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,024.80         0.41               0.08%
                                        Class A Shares          1,000.00    1,023.54         1.68               0.33%
                                        Class B Shares          1,000.00    1,019.76         5.50               1.08%
                                        Class C Shares          1,000.00    1,019.76         5.50               1.08%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,024.80         0.41               0.08%
                                        Class A Shares          1,000.00    1,023.54         1.68               0.33%
                                        Class B Shares          1,000.00    1,019.76         5.50               1.08%
                                        Class C Shares          1,000.00    1,019.76         5.50               1.08%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,024.80         0.41               0.08%
                                        Class A Shares          1,000.00    1,023.54         1.68               0.33%
                                        Class B Shares          1,000.00    1,019.76         5.50               1.08%
                                        Class C Shares          1,000.00    1,019.76         5.50               1.08%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,024.80         0.41               0.08%
                                        Class A Shares          1,000.00    1,023.54         1.68               0.33%
                                        Class B Shares          1,000.00    1,019.76         5.50               1.08%
                                        Class C Shares          1,000.00    1,019.76         5.50               1.08%

High Yield Bond                         Institutional Shares    1,000.00    1,021.48         3.77               0.74%
                                        Class A Shares          1,000.00    1,020.21         5.04               0.99%
                                        Class B Shares          1,000.00    1,016.43         8.84               1.74%
                                        Class C Shares          1,000.00    1,016.43         8.84               1.74%

Total Return Bond                       Institutional Shares    1,000.00    1,021.93         3.31               0.65%
                                        Class A Shares          1,000.00    1,020.67         4.58               0.90%
                                        Class B Shares          1,000.00    1,016.89         8.39               1.65%
                                        Class C Shares          1,000.00    1,016.89         8.39               1.65%

Short Term Bond                         Institutional Shares    1,000.00    1,022.23         3.01               0.59%
                                        Class A Shares          1,000.00    1,020.97         4.28               0.84%
                                        Class C Shares          1,000.00    1,017.19         8.08               1.59%

---------------------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

APPROVAL OF THE MANAGEMENT AGREEMENT

The Board of Trustees, at a meeting held on September 2, 2009, approved the continuance of the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") with respect to all Funds of the Trust and a sub-advisory agreement of FTAM with Fort Washington Investment Advisors, Inc. ("Fort Washington" or, also a "Sub-Advisor") with respect to the Fifth Third High Yield Bond Fund. All the above-referenced agreements are collectively the "Advisory Agreements" and are performed by the "Advisors"; the action considered was the "Continuance" of the Advisory Agreements.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, which they had previously requested, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to brokerage practices, best execution, fund performance, and expense trends. The Board reviewed the benefits realized by FTAM (and its affiliates) from its relationship with the Funds. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. A detailed presentation was also provided by the Sub-Advisor. The Board deliberated outside the presence of management and the Advisors.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisors, as provided in the Advisory Agreements, were fair and reasonable, and that the Continuance of the Advisory Agreements, was in the best interests of each Fund.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent, and Quality of Services Provided by the Advisors

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Advisor's senior management and the expertise of investment personnel of each Advisor responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of each Advisor to provide high-quality service to the Trust, and the Trustees' overall confidence in each Advisor's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisors in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of each Advisor. The Trustees also evaluated the procedures of the Advisors designed to fulfill the Advisors' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisors' codes of ethics (regulating the personal trading of their officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services provided by the Advisors, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark and Lipper peer universe. In the Trustees' review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance

                                       157
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SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

compared unfavorably with peers (i.e., Funds in the bottom one-third relative to their peers) over the one-, three-, or five-year periods ended June 30, 2009.

Fifth Third Small Cap Growth Fund. The Trustees noted that the Fund was in the bottom one-third of its peer universe on a one-year basis and had lagged its benchmark on a one-, three-, and five-year basis, but that its longer term performance versus its peer universe was slightly better. The Trustees also considered that the Fund was now managed by a Minneapolis-based FTAM team and the commitment of FTAM's Chief Investment Officer to be actively involved in the management of the investment professionals that manage the Fund.

Fifth Third Mid Cap Growth Fund. The Trustees noted that the Fund was in the bottom one-third of its Lipper peer universe on a three- and five-year basis and had lagged its benchmark on a one-, three-, and five-year basis, but that the Fund's performance was improving with the Fund performing in the top half of its Lipper peer universe on a one-year basis. The Trustees also noted that the Fund's longer term performance was not attributable to the current management team.

Fifth Third Quality Growth Fund. The Trustees noted that the Fund was in the third, first, and second quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a three-year basis. The Trustees also noted that FTAM's Chief Investment Officer has recently been more involved in the management of the investment professionals that manage the Fund.

Fifth Third Dividend Growth Fund. The Trustees noted that the Fund was in the second, second, and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark on a one- and three-year basis.

Fifth Third Micro Cap Value Fund. The Trustees noted that the Fund was in the first, second, and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, and had outperformed its benchmark for the same periods and on a year-to-date basis.

Fifth Third Small Cap Value Fund. The Trustees noted that the Fund was in the second quintile of its Lipper peer universe on a one-, three-, and five-year basis and had outperformed its benchmark for the same periods and on a year-to-date basis.

Fifth Third All Cap Value Fund. The Trustees noted that the Fund was in the fourth, third, and third quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively, but had outperformed its benchmark on a year-to-date basis.

Fifth Third Disciplined Large Cap Value Fund. The Trustees noted that the Fund was in the third quintile of its Lipper peer universe on a one-, three-, and five-year basis and had outperformed its benchmark on a one-year, three-year, and year-to-date basis.

Fifth Third Structured Large Cap Plus Fund. The Trustees noted that the Fund was in the bottom one-third of its peer universe on a one- and three-year basis and had lagged its benchmark on a one-, three-, and five-year basis, but noted that FTAM attributed the underperformance to its limited ability to manage the Fund due to a legal dispute with the liquidation trustee for the Fund's former exclusive prime broker for the Fund's short positions.

Fifth Third Equity Index Fund. The Trustees noted that the Fund was in the first quintile of its Lipper peer universe on a one-, three-, and five-year basis and had lagged its benchmark for the same periods.

Fifth Third International Equity Fund. The Trustees noted that the Fund was in the bottom one-third of its peer universe on a three- and five-year basis and had lagged its benchmark on a five-year basis, but noted that a new management team was put in place in December 2007 and that the Fund's longer term performance was not attributable to the current management team.

Fifth Third Strategic Income Fund. The Trustees noted that the Fund was in the bottom one-third of its peer universe on a one-year basis and had lagged its benchmark on a one-, three-, and five-year basis, but that its longer term performance versus its peer universe was at or around the median and its year-to-date performance

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

is competitive relative to its benchmark. The Trustees also noted that the Advisor indicated that the Fund's performance numbers were dragged down by the Fund's performance in 2008, which the Advisor viewed as an anomaly.

Fifth Third LifeModel Aggressive Fund(SM), the Fifth Third LifeModel Moderately Aggressive Fund(SM), the Fifth Third LifeModel Moderate Fund(SM), the Fifth Third LifeModel Moderately Conservative Fund(SM), and the Fifth Third LifeModel Conservative Fund(SM). The Trustees noted that the Funds were in the bottom one-third of their Lipper peer universe on a one-, three-, and five-year basis and had lagged their benchmarks on a one-, three-, and five-year basis, that the Fifth Third LifeModel Moderately Aggressive Fund(SM) was in the second quintile of its Lipper peer universe on a one-, three-, and five-year basis, and the Fifth Third LifeModel Moderately Conservative Fund(SM) was in the third, third, and fourth quintiles of its Lipper peer universe on a one-, three-, and five-year basis, respectively. For all of the LifeModel Funds, the Advisor noted that performance was largely driven by the performance of the underlying funds, not the asset allocation strategy used by the LifeModel Funds, and that the Advisor was taking steps to improve the performance of the underlying funds.

Fifth Third High Yield Bond Fund. The Trustees noted that the Fund was in the first quintile of its Lipper peer universe on a one-year, three-year, and since inception (11/29/05) basis and had outperformed its benchmark for the same periods.

Fifth Third Total Return Bond Fund. The Trustees noted that the Fund was in the bottom one-third of its Lipper peer universe on a one-, three-, and five-year basis and had lagged its benchmark on a one-, three-, and five-year basis, but the Advisor noted that the Fund's performance for 2008, which it viewed as an anomaly, had dragged down the longer term numbers and that the Fund's year-to-date performance is competitive relative to its benchmark.

Fifth Third Short Term Bond Fund. The Trustees noted that the Fund was in the second quintile of its Lipper peer universe on a one-, three-, and five-year basis and had lagged its benchmark during the same periods, but the Advisor noted that the Fund's performance for 2008, which it viewed as an anomaly, had dragged down the longer term numbers and that the Fund's year-to-date performance is competitive relative to its benchmark.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better and that in cases where performance issues were encountered, the Advisor was appropriately addressing the situation.

Cost of Services, Including the Profits Realized by the Advisors and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that were proposed or that would be continued in the upcoming year. The Trustees also compared the advisory and sub-advisory fees to the fees charged by the Advisors to other accounts with similar investment goals as the Funds. The Trustees noted that the fees payable to Fort Washington for managing other accounts with investment goals similar to the Fifth Third High Yield Bond Fund are the same or higher than the Fund's sub-advisory fees. However, the Trustees noted that, although FTAM manages other accounts with investment goals similar to those of the Funds, the fees payable to FTAM for managing those accounts are generally lower than the fees charged to the Funds due to increased regulatory and compliance requirements applicable to the Funds and the increased portfolio management necessary to address daily shareholder transaction activity.

The Trustees also considered the reasonableness of advisory fees and, where relevant, the profitability of the Advisors. In determining whether all investment advisory and sub-advisory fees (collectively, the "investment advisory fees") were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally

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SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

unaudited and represented FTAM's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Advisor. The Trustees noted that Fort Washington did not provide an estimate of profitability in connection with the management of the Fifth Third High Yield Bond Fund. The Trustees also recognized that it is difficult to make comparisons of profitability from investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. With respect to Fort Washington, the Trustees considered that the sub-advisory fee rate was negotiated at arm's length between FTAM and Fort Washington, an unaffiliated third party, and noted that sub-advisory fees are paid by FTAM, rather than directly from the Fund's assets. Based on their review, the Trustees concluded that the profitability to FTAM, as a result of its relationship with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreements were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

Expenses

The Trustees reviewed information on each Fund's expense ratio (and net expense ratio (after taking into account fee waivers and/or expense limitations)) with peer group comparable information. In conducting their review, the Trustees particularly focused on Funds where net expenses compared unfavorably with their Lipper peer group.

Fifth Third Quality Growth Fund. The Trustees noted that the Fund's net expense ratio was in the fifth quintile of its Lipper peer group, but FTAM noted that the Fund's expense ratio was more competitive versus the larger Lipper peer universe (sixty-first percentile), which it believes is more representative of the Fund.

Fifth Third Micro Cap Value Fund. The Trustees noted that the Fund's net expense ratio was in the fifth quintile of its Lipper peer group, but FTAM noted that the Fund's peer group contains a number of non-microcap funds and, as a result, believed the current fee waivers and expense limitations to be appropriate.

Fifth Third Small Cap Value Fund. The Trustees noted that the Fund's net expense ratio was in the fourth quintile of its Lipper peer group, but that FTAM proposed to lower the Fund's expense ratio through additional fee waivers and expense limitations.

Fifth Third All Cap Value Fund. The Trustees noted that the Fund's net expense ratio was in the fourth quintile of its Lipper peer group, but that FTAM proposed to lower the Fund's expense ratio through additional fee waivers and expense limitations.

Fifth Third Disciplined Large Cap Value Fund. The Trustees noted that the Fund's net expense ratio was in the fifth quintile of its Lipper peer group, but that FTAM proposed to lower the Fund's expense ratio through additional fee waivers and expense limitations.

Fifth Third International Equity Fund. The Trustees noted that the Fund's net expense ratio was in the fifth quintile of its Lipper peer group, but that FTAM proposed to lower the Fund's expense ratio through additional fee waivers and expense limitations.

Fifth Third LifeModel Aggressive Fund(SM), the Fifth Third LifeModel Moderately Aggressive Fund(SM), the Fifth Third LifeModel Moderate Fund(SM), and the Fifth Third Life Model Moderately Conservative Fund(SM). The Trustees noted that each Fund's net expense ratio was in the fifth quintile of its respective Lipper peer group, but that its expenses were largely driven by the imputed expenses of its underlying fund holdings. The Trustees also noted that FTAM was effectively waiving all of its fees and limiting expenses to 0.08%.

Fifth Third Short Term Bond Fund. The Trustees noted that the Fund's net expense ratio was in the fifth quintile of its Lipper peer group, but that FTAM proposed to lower the Fund's expense ratio through additional fee waivers and expense limitations.

After reviewing the expenses of each Fund, and taking into consideration the Advisor's fee waivers and/or expense limitations, the Trustees concluded that the expenses of each Fund were acceptable.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees found that the Advisor had reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints (except with respect to the Fifth Third International Equity Fund, for which contractual breakpoints were in place) and found that the expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

The Trustees noted the proposed fee reductions with respect to the Fifth Third All Cap Value Fund, the Fifth Third Disciplined Large Cap Value Fund, the Fifth Third International Equity Fund, the Fifth Third Mid Cap Growth Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Small Cap Value Fund, the Fifth Third Strategic Income Fund, and the Fifth Third Structured Large Cap Plus Fund. The Trustees also considered the fee waivers and/or expense limitations previously enacted and proposed for extension for the Fifth Third Dividend Growth Fund, the Fifth Third Equity Index Fund, the Fifth Third High Yield Bond Fund, the Fifth Third LifeModel Aggressive Fund(SM), the Fifth Third LifeModel Conservative Fund(SM), the Fifth Third LifeModel Moderate Fund(SM), the Fifth Third LifeModel Moderately Aggressive Fund(SM), the Fifth Third LifeModel Moderately Conservative Fund(SM), the Fifth Third Micro Cap Value Fund, the Fifth Third Quality Growth Fund, the Fifth Third Small Cap Growth Fund, and the Fifth Third Total Return Bond Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM.

Other Benefits to FTAM and Affiliates

The Trustees considered that FTAM engages in soft dollar arrangements in connection with brokerage transactions for the Funds. The Trustees also considered benefits derived by FTAM from its relationship with the Funds, including the other services provided and fees received by FTAM and its affiliates for providing such services, and concluded for each Fund that the direct and indirect benefits accruing to FTAM were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each Fund, FTAM's commitment to waive fees and/or limit expenses, and the benefits to each Fund.

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                                       162

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                                       163

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                                       164

ADDRESSES
--------------------------------------------------------------------------------

Fifth Third Funds                      Fifth Third Funds
                                       38 Fountain Square Plaza
                                       Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor, Administrator      Fifth Third Asset Management, Inc.
and Accountant                         38 Fountain Square Plaza
                                       Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Sub-Advisor (High Yield Bond)          Fort Washington Investment Advisors, Inc.
                                       303 Broadway Street, Suite 1200
                                       Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Distributor                            FTAM Funds Distributor, Inc.
                                       1290 Broadway, Suite 1100
                                       Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant              State Street Bank and Trust Company
and Sub-Administrator                  801 Pennsylvania Avenue
                                       Kansas City, Missouri 64105

--------------------------------------------------------------------------------

Transfer and Dividend                  Boston Financial Data Services, Inc.
Disbursing Agent                       30 Dan Road
                                       Canton, Massachusetts 02021

--------------------------------------------------------------------------------

Independent Registered Public          PricewaterhouseCoopers LLP
Accounting Firm                        1100 Walnut Street, Suite 1300
                                       Kansas City, MO 64106

================================================================================

         Advised by:
         [LOGO OF FTAM]
         FIFTH THIRD ASSET MANAGEMENT

[GRAPHIC OF BEYOND THE TRADITIONAL]     BEYOND THE TRADITIONAL

FTF2356013111                      1-800-282-5706                    SAR-STBD-10

================================================================================

================================================================================

         FIFTH THIRD FUNDS

 [GRAPHIC OF FIFTH THIRD FUNDS]

         2010
         MONEY MARKET MUTUAL FUNDS

         Semi-Annual Report to
         Shareholders

         January 31, 2010

         Advised by:
         [LOGO OF FTAM]
         FIFTH THIRD ASSET MANAGEMENT

================================================================================

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds' website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov. They may be viewed at the SEC's Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

                       This page intentionally left blank.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Economic Outlook and Commentary Section .....................................  1

Manager Commentary ..........................................................  5

Schedules of Investments ....................................................  8

Statements of Assets and Liabilities ........................................ 34

Statements of Operations .................................................... 36

Statements of Changes in Net Assets ......................................... 38

Financial Highlights ........................................................ 42

Notes to Financial Statements ............................................... 51

Supplemental Information .................................................... 64

OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

The financial markets regained a sense of normalcy over the past six months as equities posted solid gains, and fixed income securities supplied some stability to investor portfolios. Against this backdrop, Fifth Third Funds shareholders enjoyed positive absolute returns across the investment spectrum.

Within the stock market, results reported during the six-month period ending January 31, 2010, included:

o A 9.87% advance for the S&P 500(R) Stock Index(1) of large cap stocks.

o A 12.73% advance for the S&P MidCap 400 Index(1) of mid cap stocks.

o A 9.23% advance for the S&P SmallCap 600 Index(1) of small cap stocks.

o A 6.93% advance for the MSCI(R) EAFE(R) Index(1) of international stocks.

The year of 2009 has ended but will not be forgotten anytime soon. The U.S. economy emerged from a sharp recession--many feared a depression was imminent at the start of the year--and its citizens were substantially affected. Of note:

o Households are spending less and saving more.

o Most investors, scarred by the downturn that occurred during 2008 and early 2009, have a new appreciation for risk--most evident in the huge amounts of cash that remained in preservation mode through the spring and summer despite a broad rally in the equity markets.

o U.S. corporations that survived the period of major distress are poised for better things in 2010.

The storm, it seems, has passed, and recent economic datapoints suggest a new expansion is underway.

U.S. fixed income markets responded accordingly, bolstered by large infusions of cash from the U.S. Treasury and the Federal Reserve Bank, as well as a historically low Fed Funds target rates from the Fed. Federal government purchase programs helped restore order in the previously crippled Mortgage-Backed Securities and Asset-Backed Securities markets, although future inflationary concerns weighed on long-term issues. Cash lagged most everything as the Federal Funds target rate, which drives money market funds, remained in a range of 0.0% to 0.25%.

Globally, capital markets reacted to positive economic developments in developed and emerging markets and lifted securities from the "end of the world" valuations touched in March 2009. As a result, most indexes around the world moved sharply higher as some--not all--investors once again discovered the courage to raise the risk profile of their portfolios.

Market psychology appears to have shifted from one of pure fear to more normal sentiment, driven by the avoidance of a financial system collapse. Moreover, the U.S. and most of the rest of the world seems to have moved into a period of economic expansion with fundamentals that are on the upturn. Banks and other financial companies endeavor to repair balance sheets and fourth quarter earnings reports suggest that bank profits have returned. The process of healing for the financial sector continues into 2010, but the picture seems to have improved.

I'm proud to report that the family of Fifth Third Funds generally performed well during 2009, buoyed by a company-wide commitment to higher-quality investments. By sticking to such a philosophy, we believe our portfolio managers are well equipped to generate solid long-term returns to shareholders through extreme market turmoil, poor-quality surges that seemingly fizzle as quickly as they climb, and ultimately, during periods where solid fundamentals portend investment success.

Looking ahead, our expectations on the macro front include:

  MODEST GROWTH IN THE U.S. GROSS DOMESTIC PRODUCT (GDP). With the housing sector still weak, a consumer focus on reducing debt levels, and still-rising unemployment, we're bracing for around a 2.50% growth rate in the GDP--lower than the historical average of 3.00%.

  CONTINUING CHALLENGES IN THE JOB MARKET. Uncertainties regarding economic policies under consideration in Washington will likely weigh on corporate managers debating new hiring efforts. As a result, we see the rate of unemployment moving higher before a turn for the better.

  A CATCH-UP PHASE IN EQUITY MARKETS. The size and scope of the 2009 stock market rally discounted much of the double-digit expansion in corporate earnings we anticipate for 2010. As a result, we expect stock returns to register between 5% and 9% for the year while price-to-earnings ratios compress to more normal levels.

  THE RETURN TO FAVOR OF CYCLICAL GROWTH STOCKS. International, smaller cap, and lower-quality stocks fueled the stock market's push higher last spring and summer. It's time for larger cap, higher-quality securities to step to the fore.

  A CAUTIONARY FEDERAL RESERVE. Given last winter's economic scare, it's unlikely the Federal Reserve will pull back on monetary stimulus until the domestic economy demonstrates solid growth. Yet by year-end, we expect to see higher rates, so fixed income investors should tread conservatively.

  AN INTERESTING U.S. DOLLAR-GOLD-COMMODITIES DANCE. A strategy of shorting the U.S. dollar and investing in gold rewarded some investors well in 2009. As the approach has gained in popularity, it's worth exploring contrary, pro-dollar, anti-gold tactics. Concurrently, improving economic conditions in developing economies will likely boost demand for commodities such as oil, paper, and metals, which could negate the drag otherwise resulting from a stronger dollar.

  SHAKY PROSPECTS ON THE GOVERNMENT FRONT. In Washington, Congress appears as though it may only act on the estate tax this year--likely adjusting the 2010 rate of 0% to something much higher--while letting the taxes on dividends, capital gains, and incomes revert to higher 2001 levels. At the state level, years of escalated spending are a mismatch for lower tax receipts resulting from dropping property values. As such, investors should brace for additional bad news flowing from some states and potential credit downgrades on some municipal debt. These bonds are not risk-free!

In closing, conditions over the past six months have renewed our belief in the resiliency of the U.S. financial markets. As the economy righted itself, so, too, did the stock and bond markets, proving once again that a well-diversified investment plan should serve as the core to achieving investment success. Furthermore, by investing in Fifth Third Funds, which seek out high quality, fundamentally sound stocks and bonds, we believe you're building a portfolio that's well-positioned for gains into the future.

Thank you for your confidence in Fifth Third Funds.

/s/ E. Keith Wirtz

E. Keith Wirtz, CFA
President

--------------------------------------------------------------------------------
  (1)TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

THE S&P 500 STOCK INDEX IS AN INDEX OF 500 SELECTED COMMON STOCKS MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE S&P MIDCAP 400 INDEX IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $850 MILLION TO $3.8 BILLION.

THE S&P SMALLCAP 600 INDEX IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $250 MILLION TO $1.2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA, AND FAR EAST (EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

THE RECENT GROWTH RATE IN THE STOCK MARKET HAS HELPED TO PRODUCE SHORT-TERM RETURNS FOR SOME ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  MONEY MARKET FUNDS
--------------------------------------------------------------------------------

For the six-month period ending January 31, 2010, the persistence of meager rates throughout the money market universe continued to be heavily influenced by landmark governmental programs from the U.S. Treasury, the Federal Reserve, and the current monetary policy of the Federal Reserve's Federal Open Market Committee (FOMC).

The Federal Reserve's quantitative easing measures had the largest impact on money market rates during the period. More specifically, the Fed purchased billions of dollars worth of U.S. Treasury securities, U.S. Government Agency securities, and U.S. Government Agency Mortgage-backed Securities across the entire yield curve. The purchases kept money market yields low and led to tight supplies of high-quality securities, namely corporate commercial paper and Agency discount notes. As for monetary policy, the FOMC maintained the Federal Funds target rate at what is called a "target range" of 0.00% to 0.25% throughout the period and cautiously cited improvements in economic activity following the lengthy recession.

By the period's end, anxieties had started growing over the scheduled expiration of the special liquidity facilities and assorted government programs in early 2010. Although the winding down of such programs was designed to ensure a smooth market transition, many investors fretted over potential mistakes and evaporating market liquidity. Furthermore, continually improving economic conditions stoked concerns over an eventual rise in the Federal Funds Target Rate.

The Fifth Third Funds continued to utilize more traditional, liquid money market securities such as discount notes issued by the Treasury and Agencies, commercial paper, and repurchase agreements, as appropriate for our Money Funds. Additional expenses were voluntarily waived during the period to maintain competitive yields.

The Fifth Third Institutional Money Market Fund and Fifth Third Prime Money Market Fund maintained conservative investment styles with an emphasis on liquidity and high-quality securities. This approach included investments in highly liquid municipal, U.S. government, and Industrials sector securities, as well as minimal exposure to Asset-backed commercial paper, brokerage company notes, and European banking industry securities.

Near the period's close, the U.S. Securities and Exchange Commission approved new regulations aimed at bolstering the financial stability of money market funds and reducing systemic risk within the industry. As a result, money market funds will be required to hold more liquid assets, reduce credit risk, and increase transparency through administrative and

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

operational enhancements. Implementation of the changes will likely be required later in 2010. The new regulations should have little impact on existing investment strategies for the Fifth Third Money Market Funds due to the Funds' conservative investment styles.

DURATION is the weighted average maturity of a bond's cash flow.

--------------------------------------------------------------------------------
  MATURITY COMPOSITION AS OF JANUARY 31, 2010
--------------------------------------------------------------------------------

Weighted Average Maturity(#)
--------------------------------------------------------------------------------

                                                   -----------------------------
                                                        DAYS            DAYS
                                                   AS OF 1/31/10   AS OF 7/31/09
--------------------------------------------------------------------------------
Fifth Third Prime Money Market                           48              49
--------------------------------------------------------------------------------
Fifth Third Institutional Money Market                   50              54
--------------------------------------------------------------------------------
Fifth Third Institutional Government Money Market        56              50
--------------------------------------------------------------------------------
Fifth Third U.S. Treasury Money Market                   45              54
--------------------------------------------------------------------------------

(#)Portfolio composition is subject to change.

--------------------------------------------------------------------------------
  INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

AN INVESTMENT IN ANY OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

--------------------------------------------------------------------------------
  MONEY MARKET MATURITY SCHEDULES (AS OF JANUARY 31, 2010)

  AS A PERCENTAGE OF VALUE OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     INSTITUTIONAL      U.S.
                          PRIME     INSTITUTIONAL      GOVERNMENT     TREASURY
                          MONEY         MONEY            MONEY         MONEY
                          MARKET        MARKET           MARKET        MARKET
--------------------------------------------------------------------------------
Fewer than 8 Days          63.5%        59.3%            46.1%          63.1%
--------------------------------------------------------------------------------
8 to 14 Days                3.9%         5.8%             4.6%           2.9%
--------------------------------------------------------------------------------
15 to 30 Days               3.4%         3.7%            12.4%           2.0%
--------------------------------------------------------------------------------
31 to 180 Days             20.5%        23.3%            26.9%          23.6%
--------------------------------------------------------------------------------
181 to 365 Days             8.7%         7.9%            10.0%           8.4%
--------------------------------------------------------------------------------
366 to 397 Days             0.0%         0.0%             0.0%           0.0%
--------------------------------------------------------------------------------

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
CORPORATE BONDS (11.0%)
COSMETICS & TOILETRIES (2.0%)
Procter & Gamble Co. (The), 0.44%, 3/9/10 (a)               $ 11,500,000   $   11,504,125
Procter & Gamble International Funding SCA, 0.29%,
  2/8/10 (a)(d)                                                3,500,000        3,500,000
Procter & Gamble International Funding SCA,
  0.53%, 2/8/10 (a)                                            6,300,000        6,300,462
                                                                           --------------
                                                                               21,304,587
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
General Electric Capital Corp., 0.73%, 2/1/10 (a)(d)          10,337,000       10,381,229
General Electric Capital Corp., 4.88%, 10/21/10               14,172,000       14,573,993
General Electric Capital Corp., 5.00%, 12/1/10                 5,470,000        5,671,264
General Electric Capital Corp., Series A, 4.25%, 12/1/10       6,590,000        6,787,602
                                                                           --------------
                                                                               37,414,088
                                                                           --------------
FINANCE-INVESTMENT BANKER/BROKER (0.9%)
Bear Stearns Cos. LLC (The), 4.50%, 10/28/10                   2,161,000        2,221,881
Bear Stearns Cos. LLC (The), 5.85%, 7/19/10                    5,000,000        5,118,406
Bear Stearns Cos. LLC (The), Class B, 4.55%, 6/23/10           2,470,000        2,507,526
                                                                           --------------
                                                                                9,847,813
                                                                           --------------
INTEGRATED OIL & GAS (2.0%)
BP Capital Markets PLC, 0.39%, 3/11/10 (a)(d)                 15,000,000       15,000,000
BP Capital Markets PLC, 4.88%, 3/15/10                         6,500,000        6,531,927
                                                                           --------------
                                                                               21,531,927
                                                                           --------------
MEDICAL INSTRUMENTS (0.9%)
Medtronic, Inc., Series B, 4.38%, 9/15/10                      8,860,000        9,066,977
                                                                           --------------
RETAIL-DISCOUNT (1.2%)
Wal-Mart Stores, Inc., 4.13%, 7/1/10                           7,588,000        7,707,023
Wal-Mart Stores, Inc., 4.75%, 8/15/10                          5,000,000        5,112,041
                                                                           --------------
                                                                               12,819,064
                                                                           --------------
U.S. GOVERNMENT AGENCIES (0.5%)
Morgan Stanley, 2.90%, 12/1/10 (e)                             5,000,000        5,099,897
                                                                           --------------

TOTAL CORPORATE BONDS                                                         117,084,353
                                                                           --------------
MUNICIPAL BONDS (0.7%)
MICHIGAN (0.7%)
County of Kent, GO, 2.50%, 4/1/10                              7,800,000        7,811,182
                                                                           --------------

TOTAL MUNICIPAL BONDS                                                           7,811,182
                                                                           --------------

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
U.S. GOVERNMENT AGENCIES (16.7%)
FANNIE MAE (1.6%)
0.21%, 2/8/10 (a)                                           $ 10,000,000   $   10,000,201
3.25%, 8/12/10                                                 6,980,000        7,078,827
                                                                           --------------
                                                                               17,079,028
                                                                           --------------
FEDERAL HOME LOAN BANK (6.3%)
0.24%, 2/19/10 (a)                                            10,000,000       10,000,675
0.65%, 5/11/10                                                10,000,000       10,004,143
1.05%, 2/23/10                                                 5,800,000        5,799,958
3.00%, 6/11/10                                                 4,200,000        4,234,871
3.00%, 12/10/10                                                5,000,000        5,108,298
3.38%, 8/13/10                                                 2,230,000        2,263,200
3.38%, 9/10/10                                                 6,110,000        6,218,897
3.50%, 7/16/10                                                 5,350,000        5,420,800
4.38%, 10/22/10                                               10,385,000       10,678,702
4.88%, 3/12/10                                                 4,600,000        4,620,150
5.13%, 9/10/10                                                 1,800,000        1,848,205
                                                                           --------------
                                                                               66,197,899
                                                                           --------------
FREDDIE MAC (6.0%)
0.05%, 4/12/10 (a)(d)                                         14,500,000       14,500,000
0.14%, 2/4/10 (a)                                             15,000,000       15,000,000
3.13%, 2/4/10                                                  5,000,000        5,000,829
4.13%, 7/12/10                                                14,553,000       14,780,935
4.88%, 2/9/10                                                  8,833,000        8,840,799
6.88%, 9/15/10                                                 5,000,000        5,202,234
                                                                           --------------
                                                                               63,324,797
                                                                           --------------
STRAIGHT-A FUNDING LLC (2.8%)
0.16%, 3/18/10 **(b)                                          10,000,000        9,998,000
0.18%, 3/1/10 **(b)                                           10,000,000        9,998,600
0.20%, 2/2/10 **(b)                                           10,000,000        9,999,944
                                                                           --------------
                                                                               29,996,544
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCIES                                                176,598,268
                                                                           --------------
U.S. TREASURY OBLIGATIONS (0.5%)
U.S. TREASURY NOTES (0.5%)
2.38%, 8/31/10                                                 5,000,000        5,054,035
                                                                           --------------

TOTAL U.S. TREASURY OBLIGATIONS                                                 5,054,035
                                                                           --------------
CERTIFICATES OF DEPOSIT (5.2%)
COMMERCIAL BANKS-CENTRAL U.S. (1.4%)
Bank of Montreal, 0.22%, 4/5/10                               15,000,000       15,000,000
                                                                           --------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
CERTIFICATES OF DEPOSIT, CONTINUED
COMMERCIAL BANKS-EASTERN U.S. (1.4%)
Rabobank Nederland, New York Branch, 0.37%, 5/28/10         $ 15,000,000   $   15,000,000
                                                                           --------------
FIDUCIARY BANKS (2.4%)
State Street Corp., 0.20%, 4/6/10                             15,000,000       15,000,000
State Street Corp., 0.22%, 2/1/10 **                          10,000,000       10,000,000
                                                                           --------------
                                                                               25,000,000
                                                                           --------------

TOTAL CERTIFICATES OF DEPOSIT                                                  55,000,000
                                                                           --------------
COMMERCIAL PAPER (9.5%)
BEVERAGES-NON ALCOHOLIC (0.5%)
Coca-Cola Co. (The), 0.75%, 6/2/10 **(b)                       5,000,000        4,987,396
                                                                           --------------
COMMERCIAL BANKS-NON U.S. (0.9%)
Societe Generale North America, 0.17%, 2/3/10 **               9,564,000        9,563,910
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Rabobank USA Financial Co., 0.32%, 3/10/10 **                 10,000,000        9,996,711
                                                                           --------------
FINANCE-AUTO LOANS (1.9%)
Toyota Motor Credit, 0.20%, 4/22/10 **                        10,000,000        9,995,556
Toyota Motor Credit, 0.21%, 4/26/10 **                        10,000,000        9,995,100
                                                                           --------------
                                                                               19,990,656
                                                                           --------------
FOOD-MISC/DIVERSIFIED (0.9%)
Nestle Capital Corp., 0.70%, 2/16/10 **(b)                    10,000,000        9,997,083
                                                                           --------------
MEDICAL-HOSPITALS (0.6%)
Essentia Health, 0.40%, 2/12/10
  (LOC: Wells Fargo & Co.) **                                  6,515,000        6,514,204
                                                                           --------------
OIL COMPANY-INTEGRATED (0.9%)
Total Fina Elf SA, 0.14%, 2/5/10 **(b)                         9,200,000        9,199,857
                                                                           --------------
POLLUTION (0.9%)
California Pollution Control Financing Authority,
  0.29%, 4/5/10 (LOC: BP Amoco)                                5,875,000        5,875,000
California Pollution Control Financing Authority,
  0.29%, 4/8/10 (LOC: BP Amoco)                                3,250,000        3,250,000
                                                                           --------------
                                                                                9,125,000
                                                                           --------------
SCHOOLS (1.4%)
University of Michigan, 0.18%, 2/3/10                          7,680,000        7,680,000
University of Michigan, 0.22%, 3/9/10                          7,500,000        7,500,000
                                                                           --------------
                                                                               15,180,000
                                                                           --------------

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
COMMERCIAL PAPER, CONTINUED
U.S. MUNICIPALS (0.6%)
Walnut Energy Center Authority, 0.23%, 2/9/10
  (LOC: State Street Corp.) **                              $  6,000,000   $    5,999,693
                                                                           --------------

TOTAL COMMERCIAL PAPER                                                        100,554,510
                                                                           --------------
DEMAND NOTES (8.7%)
COMMERCIAL SERVICES (0.9%)
World Wildlife Fund, 0.26%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(d)                                9,780,000        9,780,000
                                                                           --------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Harry W. Albright Jr., Series 1996, 0.96%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                4,700,000        4,700,000
                                                                           --------------
FINANCE-OTHER SERVICES (0.8%)
Mortgage Bankers Association of America, 0.23%, 2/1/10,
  (LOC: PNC Bank NA) (a)(d)                                    8,000,000        8,000,000
                                                                           --------------
REVENUE BONDS (0.7%)
Metrodev Newark LLC, 0.35%, 2/4/10,
  (LOC: PNC Bank NA) (a)(d)                                    7,900,000        7,900,000
                                                                           --------------
SPECIAL PURPOSE ENTITY (5.9%)
Capital One Funding Corp., Series 1996-H, 0.55%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(b)(d)                               282,000          282,000
Capital One Funding Corp., Series 1997-D, 0.40%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(b)(d)                               401,000          401,000
Capital One Funding Corp., Series 2001-C, 0.40%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(d)                                1,072,000        1,072,000
Clare at Water Tower (The), Series 2005, 0.25%, 2/4/10,
  (LOC: Bank of America) (a)(d)                               12,500,000       12,500,000
Doctors Park LLP, 0.36%, 2/4/10,
  (LOC: US Bancorp) (a)(d)                                     9,045,000        9,045,000
Erickson Foundation, Inc. (The), 0.25%, 2/4/10,
  (LOC: FHLB) (a)(d)                                          15,000,000       15,000,000
First Church of God Vancouver, 1.23%, 2/4/10,
  (LOC: US Bancorp) (a)(d)                                       865,000          865,000
Landmark Medical LLC, Series 2000, 0.60%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(d)                                5,580,000        5,580,000
New Belgium Brewing Co., Inc., Series 2000, 0.28%, 2/4/10,
  (LOC: Wells Fargo & Co.) (a)(d)                              1,295,000        1,295,000
Rush Medical Foundation, 0.26%, 2/5/10
  (LOC: U.S. Bancorp) (a)(d)                                   5,400,000        5,400,000
Saddleback Valley Community Church, 0.22%, 2/4/10,
  (LOC: FHLB) (a)(d)                                           9,850,000        9,850,000

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
DEMAND NOTES, CONTINUED
SPECIAL PURPOSE ENTITY, CONTINUED
SGS Tool Co., Series 1999, 0.43%, 2/4/10,
  (LOC: JP Morgan, Inc.) (a)(d)                             $    725,000   $      725,000
                                                                           --------------
                                                                               62,015,000
                                                                           --------------
TOTAL DEMAND NOTES                                                             92,395,000
                                                                           --------------
MUNICIPAL DEMAND NOTES (31.2%)
ALASKA (1.4%)
Borough of North Slope, BP Exploration Alaska Project,
  AMT, 0.18%, 2/1/10, (LOC: BP Amoco) (a)(d)                  15,000,000       15,000,000
                                                                           --------------
CALIFORNIA (5.0%)
Abag Finance Authority for Nonprofit Corps.,
  YMCA of San Francisco, Series A, 0.20%, 2/4/10,
  (LOC: Wells Fargo & Co.) (a)(d)                              8,375,000        8,375,000
County of Riverside, CP, 0.27%, 2/3/10,
  (LOC: State Street Corp.) (a)(d)                             5,900,000        5,900,000
County of Sacramento, Pensions, Series C, 0.27%, 2/3/10,
  (LOC: Bayerische Landesbank) (a)(d)                         32,430,000       32,430,000
Economic Recovery Bonds, Series C-11, GO, 0.12%, 2/3/10,
  (LOC: BNP Paribas) (a)(d)                                    5,700,000        5,700,000
                                                                           --------------
                                                                               52,405,000
                                                                           --------------
COLORADO (1.3%)
Housing & Finance Authority,
  Single Family Mortgage Bonds, Series A1,
  0.28%, 2/3/10, (LOC: FNMA/FHLMC) (a)(d)                      5,000,000        5,000,000
Housing & Finance Authority, Single Family Mortgage Bonds,
  Series I-B1, 0.21%, 2/3/10,
  (LOC: FNMA/FHLMC) (a)(d)                                     7,000,000        7,000,000
Pueblo Housing Authority, 0.28%, 2/4/10,
  (LOC: Wells Fargo & Co.) (a)(b)(d)                           1,400,000        1,400,000
                                                                           --------------
                                                                               13,400,000
                                                                           --------------
DISTRICT OF COLUMBIA (0.2%)
District of Columbia, Pew Charitables Trust,
  Series B, 0.23%, 2/4/10, (LOC: PNC Bank NA) (a)(d)           2,000,000        2,000,000
                                                                           --------------
FLORIDA (1.0%)
Municipal Power Agency, All Required Project,
  Series D, 0.26%, 2/4/10, (LOC: Bank of America) (a)(d)      10,000,000       10,000,000
                                                                           --------------

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
MUNICIPAL DEMAND NOTES, CONTINUED
GEORGIA (3.2%)
Bartow County Development Authority, Georgia Power Co.
  Plant Bowen Project, 0.18%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                               $  6,000,000   $    6,000,000
Burke County Development Authority, Georgia Power Co.
  Plant Vogtle Project, 0.16%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                                  8,900,000        8,900,000
Heard County Development Authority, Georgia Power Co.
  Plant Wansley Project, 0.16%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                                  8,700,000        8,700,000
Savannah College of Art & Design, Inc.,
  Series 2004 BD, 0.29%, 2/4/10,
  (LOC: Bank of America) (a)(d)                               10,238,000       10,238,000
                                                                           --------------
                                                                               33,838,000
                                                                           --------------
ILLINOIS (1.9%)
County of Will, Exxon Mobil Project, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                              6,815,000        6,815,000
Finance Authority, Art Institute of Chicago,
  Series B-2, 0.25%, 2/3/10,
  (LOC: Northern Trust Corp.) (a)(d)                           2,810,000        2,810,000
Finance Authority, Deklab LLC, Series B, 0.34%, 2/4/10,
  (LOC: Banco Santander, SA) (a)(d)                              515,000          515,000
Finance Authority, Fairview Ministries, Inc.,
  Series D, 0.25%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                4,455,000        4,455,000
Finance Authority, Franciscan Communities,
  Series B, 0.20%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                5,870,000        5,870,000
                                                                           --------------
                                                                               20,465,000
                                                                           --------------
INDIANA (0.2%)
Finance Authority, Haven Hubbard Homes, Inc.,
  Series B, 0.25%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                2,100,000        2,100,000
                                                                           --------------
IOWA (0.5%)
Dallas County Industrial Development,
  Sioux City Brick and Tile, Series B, 0.28%, 2/4/10,
  (LOC: U.S. Bancorp) (a)(d)                                   4,850,000        4,850,000
                                                                           --------------
KENTUCKY (2.5%)
Louisville & Jefferson County Regional Airport Authority,
  Series A, AMT, 0.16%, 2/1/10,
  (LOC: United Parcel Service, Inc.) (a)(d)                   26,800,000       26,800,000
                                                                           --------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
MUNICIPAL DEMAND NOTES, CONTINUED
MARYLAND (0.8%)
Health & Higher Educational Facilities Authority,
  Adventist Healthcare, Series B, 0.25%, 2/4/10,
  (LOC: Deutsche Bank) (a)(d)                               $  7,990,000   $    7,990,000
                                                                           --------------
MICHIGAN (1.1%)
University of Michigan, 0.17%, 2/4/10,
  (LOC: University of Michigan) (a)(d)                        11,845,000       11,845,000
                                                                           --------------
MISSISSIPPI (1.7%)
Business Finance Corp., Chevron USA, Inc. Project,
  Series C, 0.18%, 2/1/10, (LOC: Chevron) (a)(d)               9,900,000        9,900,000
Business Finance Corp., Chevron USA, Inc. Project,
  Series G, 0.16%, 2/1/10, (LOC: Chevron) (a)(d)               8,000,000        8,000,000
                                                                           --------------
                                                                               17,900,000
                                                                           --------------
NEW MEXICO (0.1%)
City of Portales, Portales LLC Project at Eastern New
  Mexico University, Series B, 0.34%, 2/4/10,
  (LOC: Banco Santander, SA) (a)(d)                              300,000          300,000
City of Roswell, Series B, 0.34%, 2/4/10,
  (LOC: Banco Santander, SA) (a)(d)                              270,000          270,000
                                                                           --------------
                                                                                  570,000
                                                                           --------------
NEW YORK (0.1%)
Albany Industrial Development Agency,
  Living Resources Corp. Project, Series B, 0.38%, 2/4/10,
  (LOC: HSBC Holdings PLC) (a)(d)                                405,000          405,000
                                                                           --------------
OHIO (1.5%)
Cleveland-Cuyahoga County Port Authority,
  Science Park LLC, Series B, 0.60%, 2/4/10,
  (LOC: KeyBank NA) (a)(d)                                    12,295,000       12,295,000
County of Cuyahoga, Eliza Jennings, Series C,
  0.50%, 2/4/10, (LOC: Banco Santander, SA) (a)(d)               740,000          740,000
State Higher Educational Facility Commission,
  Kenyon College Project, 0.20%, 2/1/10,
  (LOC: Northern Trust Corp.) (a)(d)                           3,000,000        3,000,000
                                                                           --------------
                                                                               16,035,000
                                                                           --------------
PENNSYLVANIA (1.4%)
Blair County Industrial Development Authority,
  0.23%, 2/4/10, (LOC: PNC Bank NA) (a)(d)                     5,000,000        5,000,000

                                    Continued

                                                              PRIME MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
MUNICIPAL DEMAND NOTES, CONTINUED
PENNSYLVANIA, CONTINUED
Economic Development Financing Authority,
  Delancy Corp. Project, Series C, 0.25%, 2/4/10,
  (LOC: PNC Bank NA)(a)(d)                                  $    930,000   $      930,000
Pittsburgh Water & Sewer Authority, Series B2,
  0.20%, 2/4/10, (LOC: PNC Bank NA) (a)(d)                     8,745,000        8,745,000
                                                                           --------------
                                                                               14,675,000
                                                                           --------------
TEXAS (3.3%)
Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
  Series B, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                              5,550,000        5,550,000
Lower Neches Valley Authority Industrial Development Corp.,
  ExxonMobil Project, Series B, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                             30,000,000       30,000,000
                                                                           --------------
                                                                               35,550,000
                                                                           --------------
UTAH (2.4%)
Telecommunication Open Infrastructure Agency,
  0.33%, 2/4/10, (LOC: FHLB) (a)(d)                           25,000,000       25,000,000
                                                                           --------------
WASHINGTON (1.4%)
State Housing Finance Commission, Multi-Family,
  Country Club Apartments, Series A, AMT,
  0.22%, 2/1/10, (LOC: U.S. Bancorp) (a)(d)                    5,620,000        5,620,000
State Housing Finance Commission, Multi-Family,
  Monticello Park Project, Series B,
  0.30%, 2/4/10, (LOC: FNMA) (a)(d)                            3,460,000        3,460,000
State Housing Finance Commission, Skyline At First,
  Series D, 0.25%, 2/4/10, (LOC: Bank of America) (a)(d)       5,370,000        5,370,000
                                                                           --------------
                                                                               14,450,000
                                                                           --------------
WISCONSIN (0.2%)
City of Whitewater, Husco International, Inc. Project, AMT,
  0.20%, 2/3/10, (LOC: JP Morgan, Inc.) (a)(d)                 2,300,000        2,300,000
                                                                           --------------

TOTAL MUNICIPAL DEMAND NOTES                                                  327,578,000
                                                                           --------------

                                                               SHARES
                                                            ------------
MONEY MARKETS (4.9%)
AIM STIT Liquid Assets Portfolio (c)                          43,717,490       43,717,490
Goldman Sachs Financial Square Prime Obligations Fund (c)      8,189,341        8,189,341
                                                                           --------------

TOTAL MONEY MARKETS                                                            51,906,831
                                                                           --------------

                                    Continued

PRIME MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                               AMOUNT           VALUE
                                                            ------------   --------------
REPURCHASE AGREEMENTS (11.4%)
Barclays PLC, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $55,000,458, Collateralized by
  U.S. Treasury Security, 6.50%, 11/15/26,
  value $56,100,008)                                        $ 55,000,000   $   55,000,000
Deutsche Bank, 0.11%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $50,000,458, Collateralized by
  Federal Farm Credit Bank Issues, 2.48%-2.75%,
  10/28/13-6/2/14 value $51,000,768)                          50,000,000       50,000,000
UBS Investment Bank, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $15,912,133, Collateralized by
  various U.S. Government Agency Securities,
  0.00%-2.00%, 11/25/11-12/23/19, value $16,232,506)          15,912,000       15,912,000
                                                                           --------------

TOTAL REPURCHASE AGREEMENTS                                                   120,912,000
                                                                           --------------
TOTAL INVESTMENTS (COST $1,054,894,179)(+) - 99.8%                          1,054,894,179

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                    2,219,383
                                                                           --------------

NET ASSETS - 100.0%                                                        $1,057,113,562
                                                                           ==============

NOTES TO SCHEDULE OF INVESTMENTS

**  Rate represents the effective yield at purchase.

+   Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) Investment is in Institutional Shares of underlying fund/portfolio.

(d) Maturity date is next rate reset date.

(e) FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
CP - Certificate of Participation
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

    See notes to schedules of investments and notes to financial statements.

                                                      INSTITUTIONAL MONEY MARKET
                                                         SCHEDULE OF INVESTMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
CORPORATE BONDS (9.4%)
COSMETICS & TOILETRIES (2.3%)
Procter & Gamble Co. (The), 0.44%, 3/9/10 (a)                   $ 25,000,000   $    25,008,967
Procter & Gamble International Funding SCA,
  0.29%, 2/8/10 (a)(d)                                            15,000,000        15,004,318
Procter & Gamble International Funding SCA,
  0.53%, 2/8/10 (a)                                               25,000,000        25,001,835
                                                                               ---------------
                                                                                    65,015,120
                                                                               ---------------
DIVERSIFIED FINANCIAL SERVICES (3.0%)
General Electric Capital Corp., 0.28%, 2/1/10 (a)(d)              15,000,000        14,962,698
General Electric Capital Corp., 4.88%, 10/21/10                   38,000,000        39,043,660
General Electric Capital Corp., Series A, 4.25%, 9/13/10          14,600,000        14,911,079
General Electric Capital Corp., Series A, 4.25%, 12/1/10          14,580,000        15,020,622
                                                                               ---------------
                                                                                    83,938,059
                                                                               ---------------
FIDUCIARY BANKS (0.1%)
Bank of New York Mellon Corp. (The), 0.68%, 2/5/10 (a)             3,900,000         3,899,721
                                                                               ---------------
FINANCE-INVESTMENT BANKER/BROKER (1.7%)
Bear Stearns Cos. LLC (The), 4.50%, 10/28/10                      15,000,000        15,420,859
Bear Stearns Cos. LLC (The), 5.85%, 7/19/10                       20,000,000        20,473,624
Bear Stearns Cos. LLC (The), Class B, 4.55%, 6/23/10              10,518,000        10,679,665
                                                                               ---------------
                                                                                    46,574,148
                                                                               ---------------
INTEGRATED OIL & GAS (1.4%)
BP Capital Markets PLC, 0.39%, 3/11/10 (a)(d)                     35,000,000        35,000,000
BP Capital Markets PLC, 4.88%, 3/15/10                             3,000,000         3,011,908
                                                                               ---------------
                                                                                    38,011,908
                                                                               ---------------
U.S. GOVERNMENT AGENCIES (0.9%)
Morgan Stanley, 2.90%, 12/1/10 (e)                                25,000,000        25,499,483
                                                                               ---------------

TOTAL CORPORATE BONDS                                                              262,938,439
                                                                               ---------------
MORTGAGE-BACKED SECURITIES (0.3%)
CMBS OTHER (0.3%)
Freddie Mac, 0.40%, 2/4/10 (a)(d)                                  7,393,494         7,393,494
                                                                               ---------------

TOTAL MORTGAGE-BACKED SECURITIES                                                     7,393,494
                                                                               ---------------
MUNICIPAL BONDS (0.6%)
MICHIGAN (0.6%)
County of Kent, GO, 2.50%, 4/1/10                                 16,500,000        16,523,655
                                                                               ---------------

TOTAL MUNICIPAL BONDS                                                               16,523,655
                                                                               ---------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
U.S. GOVERNMENT AGENCIES (16.4%)
FANNIE MAE (1.6%)
0.21%, 2/8/10 (a)                                               $ 15,000,000   $    15,000,301
2.88%, 10/12/10                                                   15,335,000        15,593,560
3.25%, 8/12/10                                                    15,000,000        15,212,380
                                                                               ---------------
                                                                                    45,806,241
                                                                               ---------------
FEDERAL HOME LOAN BANK (6.1%)
0.24%, 2/19/10 (a)                                                20,000,000        20,001,349
0.65%, 5/11/10                                                    25,000,000        25,010,359
1.05%, 2/23/10                                                    10,000,000         9,999,927
2.38%, 4/30/10                                                     4,950,000         4,967,373
3.00%, 6/11/10                                                    10,000,000        10,083,025
3.00%, 12/10/10                                                   15,000,000        15,324,895
3.50%, 7/16/10                                                    14,000,000        14,185,271
4.13%, 8/13/10                                                     5,025,000         5,118,023
4.25%, 6/11/10                                                    22,600,000        22,896,495
4.88%, 5/14/10                                                    10,000,000        10,122,797
5.00%, 3/12/10                                                    23,270,000        23,377,788
5.13%, 9/10/10                                                     4,600,000         4,723,190
5.25%, 6/11/10                                                     6,200,000         6,303,347
                                                                               ---------------
                                                                                   172,113,839
                                                                               ---------------
FREDDIE MAC (6.4%)
0.05%, 4/12/10 (a)(d)                                             35,000,000        35,000,000
0.14%, 2/4/10 (a)                                                 25,000,000        25,000,000
3.13%, 2/4/10                                                     10,000,000        10,001,658
3.13%, 2/12/10                                                    10,000,000        10,007,897
4.13%, 7/12/10                                                    38,000,000        38,592,322
4.88%, 2/9/10                                                     40,000,000        40,036,737
5.00%, 10/18/10                                                    9,825,000        10,143,693
6.88%, 9/15/10                                                    10,000,000        10,404,468
                                                                               ---------------
                                                                                   179,186,775
                                                                               ---------------
STRAIGHT-A FUNDING LLC (2.3%)
0.18%, 3/1/10 **(b)                                               45,252,000        45,245,665
0.20%, 2/2/10 **(b)                                               20,000,000        19,999,889
                                                                               ---------------
                                                                                    65,245,554
                                                                               ---------------

TOTAL U.S. GOVERNMENT AGENCIES                                                     462,352,409
                                                                               ---------------

U.S. TREASURY OBLIGATIONS (0.4%)
U.S. TREASURY NOTES (0.4%)
2.38%, 8/31/10                                                    10,000,000        10,108,069
                                                                               ---------------

TOTAL U.S. TREASURY OBLIGATIONS                                                     10,108,069
                                                                               ---------------

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
CERTIFICATES OF DEPOSIT (6.4%)
COMMERCIAL BANKS-CENTRAL U.S. (1.3%)
Bank of Montreal, 0.22%, 4/5/10                                 $ 35,000,000   $    35,000,000
                                                                               ---------------
COMMERCIAL BANKS-EASTERN U.S. (3.0%)
Rabobank Nederland, New York Branch, 0.36%, 9/7/10                25,000,000        25,001,494
Rabobank Nederland, New York Branch, 0.37%, 5/28/10               35,000,000        35,000,000
Rabobank Nederland, New York Branch, 0.50%, 4/21/10               25,000,000        25,002,735
                                                                               ---------------
                                                                                    85,004,229
                                                                               ---------------

FIDUCIARY BANKS (2.2%)
State Street Corp., 0.20%, 4/6/10                                 35,000,000        35,000,000
State Street Corp., 0.22%, 2/1/10 **                              25,000,000        25,000,000
                                                                               ---------------
                                                                                    60,000,000
                                                                               ---------------

TOTAL CERTIFICATES OF DEPOSIT                                                      180,004,229
                                                                               ---------------

COMMERCIAL PAPER (14.2%)
BEVERAGES-NON ALCOHOLIC (1.8%)
Coca-Cola Co. (The), 0.20%, 4/13/10 **(b)                         20,000,000        19,992,111
Coca-Cola Co. (The), 0.25%, 6/10/10 **(b)                         20,500,000        20,481,635
Coca-Cola Co. (The), 0.75%, 6/2/10 **(b)                          10,000,000         9,974,792
                                                                               ---------------
                                                                                    50,448,538
                                                                               ---------------
COMMERCIAL BANKS-NON U.S. (0.5%)
Societe Generale North America, 0.17%, 2/3/10 **                  15,000,000        14,999,858
                                                                               ---------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Rabobank USA Financial Co., 0.32%, 3/10/10 **                     25,000,000        24,991,778
                                                                               ---------------
FINANCE-AUTO LOANS (2.7%)
Toyota Motor Credit, 0.19%, 2/10/10 **                            25,000,000        24,998,812
Toyota Motor Credit, 0.20%, 4/22/10 **                            25,000,000        24,988,889
Toyota Motor Credit, 0.21%, 4/26/10 **                            25,000,000        24,987,750
                                                                               ---------------
                                                                                    74,975,451
                                                                               ---------------
FOOD-MISC/DIVERSIFIED (0.7%)
Nestle Capital Corp., 0.70%, 2/16/10 **(b)                        20,000,000        19,994,167
                                                                               ---------------
OIL COMPANY-INTEGRATED (2.1%)
MEDICAL-HOSPITALS (0.6%)
Essentia Health, 0.40%, 2/12/10 ** (LOC: Wells Fargo & Co.)       18,000,000        17,997,800
Mississippi Business Finance Corp., 0.25%, 6/8/10,
  (LOC: British Petroleum)                                         8,100,000         8,100,000
Total Fina Elf SA, 0.14%, 2/4/10 **(b)                            50,000,000        49,999,417
                                                                               ---------------
                                                                                    76,097,217
                                                                               ---------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
COMMERCIAL PAPER, CONTINUED
POLLUTION (0.6%)
California Pollution Control Financing Authority,
  0.29%, 4/5/10 (LOC: BP Amoco)                                 $ 17,625,000   $    17,625,000
                                                                               ---------------
SCHOOLS (1.1%)
University of Michigan, 0.18%, 2/3/10                             25,000,000        25,000,000
University of Michigan, 0.22%, 3/2/10                              6,435,000         6,435,000
                                                                               ---------------
                                                                                    31,435,000
                                                                               ---------------
U.S. MUNICIPALS (3.1%)
Massachusetts Water Resources Authority, 0.19%, 4/1/10            34,000,000        34,000,000
Massachusetts Water Resources Authority, 0.27%, 3/8/10            28,000,000        28,000,000
Texas Public Financing Authority, 0.30%, 4/8/10                    8,450,000         8,450,000
Walnut Energy Center Authority, 0.23%, 2/9/10
  (LOC: State Street Corp.) **                                    15,000,000        14,999,233
                                                                               ---------------
                                                                                    85,449,233
                                                                               ---------------

TOTAL COMMERCIAL PAPER                                                             396,016,242
                                                                               ---------------
DEMAND NOTES (4.5%)
BUILDING PRODUCTION-CEMENT/AGGREGATE (0.8%)
Sioux City Brick & Tile Co., 0.26%, 2/4/10,
   (LOC: US Bancorp) (a)(b)(d)                                    23,450,000        23,450,000
                                                                               ---------------

FINANCE-OTHER SERVICES (1.7%)
Lexington Financial Services LLC, 0.25%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                   29,335,000        29,335,000
Mortgage Bankers Association of America, 0.23%, 2/1/10,
  (LOC: PNC Bank NA) (a)(d)                                       17,000,000        17,000,000
                                                                               ---------------
                                                                                    46,335,000
                                                                               ---------------
SPECIAL PURPOSE ENTITY (2.0%)
Corporate Finance Managers, Inc., 0.23%, 2/4/10,
   (LOC: Wells Fargo & Co.) (a)(d)                                12,220,000        12,220,000
Erickson Foundation, Inc. (The), 0.25%, 2/4/10,
   (LOC: FHLB) (a)(d)                                             25,000,000        25,000,000
Gulf Gate Apartments, Series 2003, 0.23%, 2/4/10,
   (LOC: Wells Fargo & Co.) (a)(b)(d)                              7,295,000         7,295,000
Pershing Drive Associates L.P., 0.35%, 2/4/10,
   (LOC: Royal Bank of Canada) (a)(d)                             11,235,000        11,235,000
                                                                               ---------------
                                                                                    55,750,000
                                                                               ---------------

TOTAL DEMAND NOTES                                                                 125,535,000
                                                                               ---------------

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES (36.3%)
ALABAMA (0.4%)
Mobile Industrial Development Board, Alabama Power
  Co. Barry Plant Project, 0.18%, 2/1/10,
  (LOC: Alabama Power) (a)(d)                                   $ 12,750,000   $    12,750,000
                                                                               ---------------
ALASKA (1.4%)
Borough of North Slope, BP Exploration Alaska Project, AMT,
  0.18% 2/1/10, (LOC: BP Amoco) (a)(d)                            40,000,000        40,000,000
                                                                               ---------------
ARIZONA (0.4%)
Glendale Industrial Development Authority, Thunderbird,
  Garvin School, Series B, 0.20%, 2/4/10,
  (LOC: Bank of New York Co., Inc.) (a)(d)                        11,465,000        11,465,000
                                                                               ---------------
CALIFORNIA (3.8%)
County of Sacramento, Pensions, Series B, 0.27%, 2/3/10,
   (LOC: Bayerische Landesbank) (a)(d)                            51,300,000        51,300,000
County of Sacramento, Pensions, Series C, 0.27%, 2/3/10,
   (LOC: Bayerische Landesbank) (a)(d)                            21,010,000        21,010,000
Economic Recovery Bonds, Series C-11, GO, 0.12%, 2/3/10,
   (LOC: BNP Paribas) (a)(d)                                      15,600,000        15,600,000
Housing Finance Agency, Housing Program Bonds, Series B,
   0.23%, 2/3/10, (LOC: FNMA/FHLMC) (a)(d)                        10,000,000        10,000,000
Kern Water Bank Authority, Series B, 0.23%, 2/4/10,
   (LOC: Wells Fargo & Co.) (a)(d)                                 3,931,000         3,931,000
Sacramento County Housing Authority, Multi-Family, Natomas
   Park Apartments, Series B, 0.30%, 2/4/10, (LOC: FNMA) (a)(d)    1,115,000         1,115,000
Statewide Communities Development Authority, Multi-Family
   Housing, Series X-T, 0.33%, 2/4/10, (LOC: FNMA) (a)(d)           500,000           500,000
Statewide Communities Development Authority, Multi-Family,
   Valley Palms Apartments, Series C-T, 0.33%, 2/4/10,
   (LOC: FNMA) (a)(d)                                              1,860,000         1,860,000
                                                                               ---------------
                                                                                   105,316,000
                                                                               ---------------
COLORADO (0.7%)
Housing & Finance Authority, Single Family Mortgage Bonds,
  Series I, 0.28%, 2/3/10, (LOC: FNMA/FHLMC) (a)(d)                6,430,000         6,430,000
Housing & Finance Authority, Single Family Mortgage Bonds,
  Series I-B2, 0.21%, 2/3/10, (LOC: FNMA/FHLMC) (a)(d)            13,160,000        13,160,000
                                                                               ---------------
                                                                                    19,590,000
                                                                               ---------------
DISTRICT OF COLUMBIA (1.0%)
District of Columbia, Georgetown University, Series B-2,
  0.16%, 2/4/10, (LOC: JP Morgan, Inc.) (a)(d)                    13,280,000        13,280,000
District of Columbia, Georgetown University, Series C,
  0.16%, 2/4/10, (LOC: TD Bank N.A.) (a)(d)                       15,000,000        15,000,000
                                                                               ---------------
                                                                                    28,280,000
                                                                               ---------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES, CONTINUED
FLORIDA (1.5%)
Municipal Power Agency, All Required Project, Series D,
  0.26%, 2/4/10, (LOC: Bank of America) (a)(d)                  $ 32,295,000   $    32,295,000
University South Florida Research Foundation, Inc., Series C,
  0.25%, 2/3/10, (LOC: Bank of America) (a)(d)                     9,800,000         9,800,000
                                                                               ---------------
                                                                                    42,095,000
                                                                               ---------------
GEORGIA (2.7%)
Augusta Housing Authority, Westbury Creek Apartments,
  Series B, 0.40%, 2/3/10, (LOC: FNMA) (a)(d)                        500,000           500,000
Bartow County Development Authority, Georgia Power Co.
  Plant Bowen Project, 0.18%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                                     22,000,000        22,000,000
Burke County Development Authority, Georgia Power Co.
  Plant Vogtle Project, 0.16%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                                     20,000,000        20,000,000
Heard County Development Authority, Georgia Power Co.
  Plant Wansley Project, 0.16%, 2/1/10,
  (LOC: Georgia Power) (a)(d)                                     25,000,000        25,000,000
Winder-Barrow County Joint Development Authority,
  Republic Services, Inc. Project, 0.18%, 2/4/10,
  (LOC: Wells Fargo & Co.) (a)(d)                                  8,800,000         8,800,000
                                                                               ---------------
                                                                                    76,300,000
                                                                               ---------------
ILLINOIS (1.9%)
County of Will, Exxon Mobil Project, AMT, 0.20%, 2/1/10,
   (LOC: Exxon Mobil Corp.) (a)(d)                                20,000,000        20,000,000
Finance Authority, Art Institute of Chicago, Series B-1,
   0.25%, 2/3/10, (LOC: JP Morgan, Inc.) (a)(d)                    5,150,000         5,150,000
Finance Authority, Commonwealth Edison Co. Project,
   Series F, 0.20%, 2/3/10, (LOC: JP Morgan, Inc.) (a)(d)         10,100,000        10,100,000
Finance Authority, Fairview Village, Series E, 0.25%, 2/4/10,
   (LOC: Bank of America) (a)(d)                                   6,135,000         6,135,000
Finance Authority, Franciscan Communities, Series B, 0.20%,
   2/4/10, (LOC: Bank of America) (a)(d)                          11,830,000        11,830,000
                                                                               ---------------
                                                                                    53,215,000
                                                                               ---------------
INDIANA (1.5%)
City of Indianapolis Development, Multi-Family Housing,
  Pedcor Investments, Series B, 0.90%, 2/4/10,
  (LOC: FHLB) (a)(d)                                                 951,000           951,000
County of Vigo, Republic Services, Inc. Project, AMT, 0.28%,
  2/3/10, (LOC: Wells Fargo & Co.) (a)(d)                         10,000,000        10,000,000
Health Facility Financing Authority, Community Foundation
  of Northwest Indiana, Series B, 0.25%, 2/4/10,
  (LOC: Bank of Montreal) (a)(d)                                  20,580,000        20,580,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES, CONTINUED
INDIANA, CONTINUED
Terre Haute, Westminister Village, Series B, 0.25%, 2/4/10,
  (LOC: Banco Santander, SA) (a)(d)                             $  9,300,000   $    9,300,000
                                                                               --------------
                                                                                   40,831,000
                                                                               --------------
KENTUCKY (1.3%)
County of Boone, Northern Kentucky University Metropolitan
  Education and Training Services Center Project, 0.41%,
  2/4/10, (LOC: U.S. Bancorp) (a)(d)                               4,660,000        4,660,000
Louisville & Jefferson County Regional Airport Authority,
  Series A, AMT, 0.16%, 2/1/10 (LOC: United Parcel
  Service, Inc.) (a)(d)                                           22,000,000       22,000,000
Louisville & Jefferson County Regional Airport Authority,
  Series C, AMT, 0.19%, 2/1/10, (LOC: United Parcel
  Service, Inc.) (a)(d)                                           11,200,000       11,200,000
                                                                               --------------
                                                                                   37,860,000
                                                                               --------------
MARYLAND (1.3%)
Health & Higher Educational Facilities Authority,
  Adventist Healthcare, Series B, 0.25%, 2/4/10,
  (LOC: Deutsche Bank) (a)(d)                                     21,995,000       21,995,000
Health & Higher Educational Facilities Authority,
  Charlestown Community, Series B, 0.25%, 2/3/10,
  (LOC: Bank of America) (a)(d)                                   14,500,000       14,500,000
                                                                               --------------
                                                                                   36,495,000
                                                                               --------------

MASSACHUSETTS (0.9%)
Development Finance Agency, Briarwood, Series B,
  0.25%, 2/4/10, (LOC: Banco Santander, SA) (a)(d)                 8,650,000        8,650,000
Simmons College, 0.22%, 2/4/10, (LOC: JP Morgan, Inc.) (a)(d)     17,260,000       17,260,000
                                                                               --------------
                                                                                   25,910,000
                                                                               --------------
MICHIGAN (2.3%)
Charter Township of Canton, GO, 2.75%, 2/3/10,
  (LOC: Comerica Bank) (a)(d)                                      1,000,000        1,000,000
Charter Township of Ypsilanti, Capital Improvements,
  Series B, GO, 2.75%, 2/3/10, (LOC: Comerica Bank) (a)(d)         2,280,000        2,280,000
University of Michigan, 0.17%, 2/4/10,
  (LOC: University of Michigan) (a)(d)                            33,000,000       33,000,000
University of Michigan, Series A, 0.16%, 2/1/10,
  (LOC: University of Michigan) (a)(d)                            27,450,000       27,450,000
                                                                               --------------
                                                                                   63,730,000
                                                                               --------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES, CONTINUED
MINNESOTA (0.8%)
City of Plymouth, Carlson Center Project, 0.31%, 2/4/10,
  (LOC: U.S. Bancorp) (a)(d)                                    $    600,000   $       600,000
City of St Paul, 0.23%, 2/4/10, (LOC: U.S. Bancorp) (a)(d)        12,100,000        12,100,000
Office of Higher Education, Supplemental Student Loan,
  Series A, 0.30%, 2/4/10, (LOC: U.S. Bancorp) (a)(d)             10,000,000        10,000,000
                                                                               ---------------
                                                                                    22,700,000
                                                                               ---------------
MISSISSIPPI (3.1%)
Business Finance Corp., Chevron USA, Inc. Project, Series C,
  0.18%, 2/1/10, (LOC: Chevron) (a)(d)                            35,050,000        35,050,000
Business Finance Corp., Chevron USA, Inc. Project, Series E,
  0.19%, 2/1/10, (LOC: Chevron) (a)(d)                            26,500,000        26,500,000
Business Finance Corp., Chevron USA, Inc. Project, Series G,
  0.16%, 2/1/10, (LOC: Chevron) (a)(d)                            26,000,000        26,000,000
                                                                               ---------------
                                                                                    87,550,000
                                                                               ---------------
NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH Corp. Project, 0.28%,
  2/4/10, (LOC: Wells Fargo & Co.) (a)(d)                          4,045,000         4,045,000
City of Albuquerque Industrial, KTECH Corp. Project, 0.28%,
  2/4/10, (LOC: Wells Fargo & Co.) (a)(d)                          1,420,000         1,420,000
                                                                               ---------------
                                                                                     5,465,000
                                                                               ---------------
NEW YORK (0.1%)
Environmental Facilities Corp., Waste Management, Inc. Project,
  Series B, AMT, 0.20%, 2/4/10, (LOC: JP Morgan, Inc.) (a)(d)      2,200,000         2,200,000
                                                                               ---------------
OHIO (1.9%)
Air Quality Development Authority, AK Steel Project, Series B,
  0.25%, 2/3/10 (LOC: Royal Bank of Scotland) (a)(d)              26,000,000        26,000,000
City of Cleveland, Airport System, Series B, 0.25%, 2/4/10,
  (LOC: U.S. Bancorp) (a)(d)                                       4,650,000         4,650,000
County of Cuyahoga Health Care Facilities,
  Franciscan Communities, Series F, 0.20%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                    1,250,000         1,250,000
Ohio State University General Receipts, 0.16%, 2/5/10,
  (LOC: Ohio State University) (a)(d)                             19,600,000        19,600,000
                                                                               ---------------
                                                                                    51,500,000
                                                                               ---------------
PENNSYLVANIA (1.6%)
Berks County Municipal Authority, Phoebe-Devitt
  Homes Project, Series C, 0.25%, 2/4/10,
  (LOC: Banco Santander, SA) (a)(d)                                2,710,000         2,710,000

                                    Continued

                                                     INSTITUTIONAL MONEY MARKET
                                             SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES, CONTINUED
PENNSYLVANIA, CONTINUED
Blair County Industrial Development Authority,
   0.23%, 2/4/10, (LOC: PNC Bank NA) (a)(d)                     $  9,000,000   $     9,000,000
Delaware County Industrial Development Authority,
   0.16%, 2/1/10, (LOC: United Parcel Service, Inc.) (a)(d)       33,370,000        33,370,000
                                                                               ---------------
                                                                                    45,080,000
                                                                               ---------------
SOUTH CAROLINA (1.2%)
Jobs-Economic Development Authority,
   Republic Services, Inc. Project, 0.18%, 2/4/10,
   (LOC: Wells Fargo & Co.) (a)(d)                                 6,750,000         6,750,000
Jobs-Economic Development Authority, University Medical
   Associations Refinance Project, 0.20%, 2/1/10,
   (LOC: Wachovia Corp.) (a)(b)(d)                                28,100,000        28,100,000
                                                                               ---------------
                                                                                    34,850,000
                                                                               ---------------
TEXAS (5.3%)
Gulf Coast Waste Disposal Authority, Amoco Oil Co. Project,
  AMT, 0.20%, 2/1/10, (LOC: BP Amoco) (a)(d)                      25,000,000        25,000,000
Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
  AMT, 0.18%, 2/1/10, (LOC: Exxon Mobil Corp.) (a)(d)             24,500,000        24,500,000
Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
  Series B, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                                 19,400,000        19,400,000
Lower Neches Valley Authority Industrial Development Corp.,
  ExxonMobil Project, Series B, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                                 50,455,000        50,455,000
Lower Neches Valley Authority Industrial Development Corp.,
  ExxonMobil Project, Series B-4, AMT, 0.20%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                                 10,330,000        10,330,000
Lower Neches Valley Authority Industrial Development Corp.,
  Mobil Oil Refining Corp. Project, AMT, 0.18%, 2/1/10,
  (LOC: Exxon Mobil Corp.) (a)(d)                                 13,300,000        13,300,000
Veterans Housing Assistance Program, Series A-2, GO,
  0.22%, 2/3/10, (LOC: JP Morgan, Inc.) (a)(d)                     5,000,000         5,000,000
                                                                               ---------------
                                                                                   147,985,000
                                                                               ---------------
UTAH (0.1%)
Telecommunication Open Infrastructure Agency,
  0.33%, 2/4/10, (LOC: FHLB) (a)(d)                                2,000,000         2,000,000
                                                                               ---------------
VIRGINIA (0.3%)
Alexandria Industrial Development Authority, American
  Academy of Otolaryngology, Series A, 0.26%, 2/4/10,
  (LOC: Bank of America) (a)(d)                                    8,690,000         8,690,000
                                                                               ---------------

                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
MUNICIPAL DEMAND NOTES, CONTINUED
WASHINGTON (0.2%)
State Housing Finance Commission, Multi-Family,
   Granite Falls Retirement Plaza, Series B, 0.28%, 2/4/10
   (LOC: Wells Fargo & Co.) (a)(d)                              $    845,000   $      845,000
State Housing Finance Commission, Multi-Family,
   Sir Summer Ridge Associates, Series B, 0.23%, 2/1/10,
   (LOC: U.S. Bancorp) (a)(d)                                        405,000          405,000
State Housing Finance Commission, Multi-Family,
   Vintage At Everett, Series B, 0.30%, 2/4/10,
   (LOC: FNMA) (a)(d)                                              1,390,000        1,390,000
State Housing Finance Commission, Rockwood Retirement
   Communities, Series B, 0.28%, 2/1/10,
   (LOC: Wells Fargo & Co.) (a)(d)                                 3,945,000        3,945,000
                                                                               --------------
                                                                                    6,585,000
                                                                               --------------
WEST VIRGINIA (0.4%)
Brooke County, Bethany College Project, Series B, 0.25%,
  2/4/10, (LOC: PNC Bank NA) (a)(d)                                5,000,000        5,000,000
Economic Development Authority, Appalachian Power Co.,
  Series B, 0.17%, 2/4/10, (LOC: U.S. Bancorp) (a)(d)              5,600,000        5,600,000
                                                                               --------------
                                                                                   10,600,000
                                                                               --------------

TOTAL MUNICIPAL DEMAND NOTES                                                    1,019,042,000
                                                                               --------------

                                                                   SHARES
                                                                ------------
MONEY MARKETS (3.2%)
AIM STIT Liquid Assets Portfolio (c)                              89,496,799       89,496,799
Goldman Sachs Financial Square Prime Obligations Fund (c)          1,277,482        1,277,483
                                                                               --------------

TOTAL MONEY MARKETS                                                                90,774,282
                                                                               --------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                ------------
REPURCHASE AGREEMENTS (8.1%)
Barclays PLC, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $110,000,917, Collateralized
  by various U.S. Treasury Securities, 1.38%-4.25%,
  3/15/12-8/15/15, value $112,200,011)                          $110,000,000      110,000,000
Deutsche Bank, 0.11%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $105,000,962, Collateralized
  by various U.S. Government Agency Securities,
  0.38%-5.00%, 12/17/10-3/15/16, value $107,100,001)             105,000,000      105,000,000

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT            VALUE
                                                                ------------    --------------
REPURCHASE AGREEMENTS, CONTINUED
UBS Investment Bank, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $12,021,100, Collateralized
  by Federal Home Loan Bank Issues, 0.27%-3.67%,
  2/19/13-12/24/24, value $12,264,355)                          $ 12,021,000    $   12,021,000
                                                                                --------------

TOTAL REPURCHASE AGREEMENTS                                                        227,021,000
                                                                                --------------

TOTAL INVESTMENTS (COST $2,797,708,819)(+) - 99.8%                               2,797,708,819

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                         5,742,360
                                                                                --------------

NET ASSETS - 100.0%                                                             $2,803,451,179
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

**  Rate represents the effective yield at purchase.

+   Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) Investment is in Institutional Shares of underlying fund/portfolio.

(d) Maturity date is next reset date.

(e) FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax
CMBS - Commercial Mortgage-Backed Security
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

    See notes to schedules of investments and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 PRINCIPAL
                                                                  AMOUNT            VALUE
                                                                ------------   ---------------
CORPORATE BONDS (1.1%)
U.S. GOVERNMENT AGENCIES (1.1%)
General Electric Capital Corp., 1.63%, 1/7/11 (e)               $ 10,000,000   $    10,092,952
Morgan Stanley, 2.90%, 12/1/10 (e)                                10,000,000        10,199,793
                                                                               ---------------

TOTAL CORPORATE BONDS                                                               20,292,745
                                                                               ---------------
MORTGAGE-BACKED SECURITIES (4.2%)
CMBS OTHER (4.2%)
Freddie Mac, 0.40%, 2/4/10 (a)(d)                                  7,320,000         7,320,000
Freddie Mac, 0.40%, 2/4/10 (a)(d)                                 25,540,736        25,540,736
Freddie Mac, 0.40%, 2/4/10 (a)(d)                                  2,625,000         2,625,000
Freddie Mac, 0.40%, 2/4/10 (a)(d)                                 41,588,404        41,588,404
                                                                               ---------------

TOTAL MORTGAGE-BACKED SECURITIES                                                    77,074,140
                                                                               ---------------
U.S. GOVERNMENT AGENCIES (70.1%)
FANNIE MAE (8.8%)
0.14%, 4/13/10 (a)(d)                                             25,000,000        24,999,671
0.18%, 4/14/10 **                                                 15,000,000        14,994,600
0.18%, 6/2/10 **                                                  15,000,000        14,990,925
0.20%, 6/9/10 **                                                  15,000,000        14,989,333
0.21%, 2/8/10 (a)                                                 18,000,000        18,000,362
0.22%, 2/12/10 (a)                                                11,500,000        11,500,811
0.23%, 2/5/10 (a)(d)                                               7,400,000         7,402,042
0.30%, 10/4/10 **                                                 20,927,000        20,883,594
0.35%, 2/1/10 **                                                   3,370,000         3,370,000
0.47%, 2/22/10 **                                                  5,000,000         4,998,629
2.38%, 5/20/10                                                     6,402,000         6,442,926
2.88%, 10/12/10                                                    5,300,000         5,391,744
3.00%, 7/12/10                                                     3,000,000         3,032,661
3.25%, 2/10/10                                                     3,344,000         3,346,190
3.25%, 8/12/10                                                     5,000,000         5,070,793
6.63%, 11/15/10                                                    2,588,000         2,716,057
                                                                               ---------------
                                                                                   162,130,338
                                                                               ---------------
FEDERAL FARM CREDIT BANK (8.1%)
0.10%, 2/1/10 (a)(d)                                              50,000,000        50,000,000
0.15%, 2/22/10 (a)                                                25,000,000        24,996,701
0.34%, 2/1/10 (a)                                                 42,000,000        42,002,162
0.40%, 2/1/10 (a)(d)                                               7,000,000         7,002,337
2.00%, 6/11/10                                                     2,400,000         2,414,787
2.25%, 7/1/10                                                      3,700,000         3,725,996
4.75%, 5/7/10                                                      8,845,000         8,940,812
5.25%, 9/13/10                                                    10,356,000        10,664,707
                                                                               ---------------
                                                                                   149,747,502
                                                                               ---------------

                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (23.9%)
0.12%, 2/19/10 (a)(d)                                           $ 26,500,000   $    26,490,407
0.14%, 2/18/10 (a)(d)                                             25,000,000        25,000,000
0.15%, 4/13/10 (a)(d)                                             25,000,000        25,001,837
0.16%, 2/26/10 (a)(d)                                             20,000,000        20,001,637
0.18%, 4/27/10 (a)(d)                                             39,025,000        39,032,786
0.24%, 2/19/10 (a)                                                50,000,000        50,002,626
0.25%, 4/1/10 **                                                  24,370,000        24,360,109
0.50%, 2/1/10 **                                                  10,000,000        10,000,000
0.50%, 10/29/10                                                    9,000,000         9,010,432
0.55%, 5/28/10                                                    10,000,000        10,005,952
0.65%, 5/11/10                                                    11,500,000        11,504,765
0.84%, 2/1/10 (a)(d)                                              25,000,000        25,000,000
2.38%, 4/30/10                                                    23,140,000        23,240,273
2.63%, 3/12/10                                                    10,000,000        10,019,218
2.75%, 6/18/10                                                    10,025,000        10,117,590
3.00%, 6/11/10                                                    20,250,000        20,426,170
3.10%, 2/4/10                                                     10,500,000        10,502,205
3.38%, 8/13/10                                                    10,000,000        10,162,273
3.50%, 7/16/10                                                    10,000,000        10,132,337
4.13%, 8/13/10                                                    14,700,000        14,983,240
4.21%, 3/2/10                                                      2,040,000         2,046,562
4.38%, 3/17/10                                                    10,290,000        10,337,143
4.75%, 8/13/10                                                     7,025,000         7,188,549
4.88%, 3/12/10                                                     3,000,000         3,014,847
4.88%, 5/14/10                                                    17,665,000        17,887,857
5.00%, 3/12/10                                                     3,715,000         3,731,387
5.13%, 9/10/10                                                    13,600,000        13,981,379
                                                                               ---------------
                                                                                   443,181,581
                                                                               ---------------
FREDDIE MAC (17.9%)
0.05%, 4/12/10 (a)(d)                                             25,000,000        25,000,000
0.14%, 2/1/10 (a)(d)                                               6,254,000         6,250,146
0.14%, 2/4/10 (a)                                                 25,000,000        25,000,000
0.15%, 4/12/10 (a)(d)                                              5,110,000         5,109,767
0.19%, 7/6/10 **                                                  10,000,000         9,991,819
0.20%, 5/3/10 **                                                  25,000,000        24,987,677
0.20%, 6/21/10 **                                                 18,000,000        17,986,000
0.23%, 3/15/10 **                                                 25,000,000        24,993,438
0.23%, 3/30/10 (a)(d)                                             16,000,000        16,010,840
0.23%, 4/16/10 (a)(d)                                              1,620,000         1,620,639
0.24%, 3/3/10 (a)(d)                                              20,000,000        20,009,608
0.25%, 4/27/10 **                                                 12,150,000        12,142,828
0.25%, 8/24/10 **                                                 25,400,000        25,364,017
0.26%, 2/16/10 **                                                 15,000,000        14,998,375
0.40%, 2/4/10                                                     10,000,000        10,001,658
0.40%, 2/4/10                                                     10,374,000        10,545,874

                                    Continued

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF INVESTMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT           VALUE
                                                                ------------   ---------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC, CONTINUED
0.40%, 2/4/10                                                   $  3,967,000   $     4,069,586
0.40%, 2/4/10                                                      2,300,000         2,304,541
4.38%, 3/1/10                                                      8,302,000         8,324,321
4.50%, 12/16/10                                                    2,000,000         2,071,142
4.88%, 2/9/10                                                     37,270,000        37,304,146
5.00%, 10/18/10                                                    2,000,000         2,064,437
5.13%, 8/23/10                                                     3,550,000         3,643,255
6.88%, 9/15/10                                                    20,678,000        21,512,135
                                                                               ---------------
                                                                                   331,306,249
                                                                               ---------------
OVERSEAS PRIVATE INVESTMENT CORP. (6.0%)
0.16%, 2/3/10 (a)(d)                                              49,114,000        49,114,000
0.16%, 2/3/10 (a)(d)                                              15,000,000        15,000,000
0.16%, 2/3/10 (a)(d)                                              17,500,000        17,500,000
0.16%, 2/3/10 (a)(d)                                              29,400,000        29,400,000
                                                                               ---------------
                                                                                   111,014,000
                                                                               ---------------
STRAIGHT-A FUNDING LLC (5.4%)
0.16%, 3/18/10 **(b)                                              15,000,000        14,997,000
0.17%, 2/18/10 **(b)                                              25,000,000        24,997,993
0.18%, 3/1/10 **(b)                                               25,000,000        24,996,500
0.20%, 2/2/10 **(b)                                               20,073,000        20,072,888
0.20%, 2/11/10 **(b)                                              15,061,000        15,060,163
                                                                               ---------------
                                                                                   100,124,544
                                                                               ---------------

TOTAL U.S. GOVERNMENT AGENCIES                                                   1,297,504,214
                                                                               ---------------

U.S. TREASURY OBLIGATIONS (0.3%)
U.S. TREASURY NOTES (0.3%)
2.38%, 8/31/10                                                     5,000,000         5,054,035
                                                                               ---------------

TOTAL U.S. TREASURY OBLIGATIONS                                                      5,054,035
                                                                               ---------------

                                                                   SHARES
                                                                ------------
MONEY MARKETS (0.5%)
AIM STIT Government & Agency Portfolio (c)                         6,654,532         6,654,532
Goldman Sachs Financial Square Government Fund (c)                 3,285,279         3,285,279
                                                                               ---------------

TOTAL MONEY MARKETS                                                                  9,939,811
                                                                               ---------------

                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  PRINCIPAL
                                                                   AMOUNT          VALUE
                                                                ------------   --------------
REPURCHASE AGREEMENTS (23.6%)
Bank of America Securities, LLC, 0.11%, dated 1/29/10,
  due 2/1/10, (Proceeds at maturity, $180,001,650,
  Collateralized by various U.S. Government Agency
  Securities, 0.00%-3.63%, 2/1/10-7/1/11, value $183,600,869)   $180,000,000   $  180,000,000
Barclays PLC, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $110,000,917, Collateralized by
  U.S. Treasury Security, 4.25%, 8/15/15, value $112,200,071)    110,000,000      110,000,000
Deutsche Bank, 0.11%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $95,000,871, Collateralized by
  various U.S. Government Agency Securities, 1.75%-6.63%,
  7/27/12-11/15/30, value $96,900,282)                            95,000,000       95,000,000
Toronto Dominion, 0.11%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $50,000,458, Collateralized by
  various U.S. Treasury Securities and Federal Home
  Loan Mortgage, 0.00%-3.75%, 2/18/10-3/27/19,
  value $51,000,085)                                              50,000,000       50,000,000
UBS Investment Bank, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $2,386,020, Collateralized by
  Federal Home Loan Bank, 0.24%, 12/24/24,
  value $2,437,400)                                                2,386,000        2,386,000
                                                                               --------------

TOTAL REPURCHASE AGREEMENTS                                                       437,386,000
                                                                               --------------

TOTAL INVESTMENTS (COST $1,847,250,945)(+) - 99.8%                              1,847,250,945

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                        4,509,989
                                                                               --------------

NET ASSETS - 100.0%                                                            $1,851,760,934
                                                                               ==============

NOTES TO SCHEDULE OF INVESTMENTS

**   Rate represents the effective yield at purchase.

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next reset date.

(e)  FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviation is used in the Schedule of Investments:
CMBS - Commercial Mortgage-Backed Security

    See notes to schedules of investments and notes to financial statements.

U.S. TREASURY MONEY MARKET
SCHEDULE OF INVESTMENTS
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        PRINCIPAL
                                                                         AMOUNT          VALUE
                                                                      ------------   --------------
CORPORATE BONDS (10.8%)
U.S. GOVERNMENT AGENCIES (10.8%)
American Express Bank FSB, 1.08%, 2/10/10 (a)(c)(d)                   $ 18,700,000   $    18,850,204
Bank of America Corp., 0.76%, 3/2/10 (a)(c)(d)                          14,825,000        14,897,468
Bank of America NA, 0.28%, 3/15/10 (a)(c)(d)                             9,650,000         9,655,631
Citigroup Funding, Inc., 0.35%, 4/30/10 (a)(c)(d)                       54,750,000        54,814,765
General Electric Capital Corp., Series G, 0.66%, 3/9/10 (a)(c)(d)       40,000,000        40,090,689
Morgan Stanley, 2.90%, 12/1/10 (d)                                       8,500,000         8,669,824
SunTrust Bank, 0.90%, 3/16/10 (a)(c)(d)                                 14,685,000        14,781,413
                                                                                     ---------------

TOTAL CORPORATE BONDS                                                                    161,759,994
                                                                                     ---------------
U.S. GOVERNMENT AGENCIES (2.0%)
OVERSEAS PRIVATE INVESTMENT CORP. (2.0%)
0.17%, 2/3/10 (a) (c)                                                   30,000,000        30,000,000
                                                                                     ---------------

TOTAL U.S. GOVERNMENT AGENCIES                                                            30,000,000
                                                                                     ---------------

U.S. TREASURY BILLS (17.7%)
0.08%, 4/22/10 **                                                       15,000,000        14,997,500
0.15%, 5/6/10 **                                                        25,000,000        24,990,045
0.16%, 5/20/10 **                                                       25,000,000        24,988,075
0.25%, 4/1/10 **                                                        75,000,000        74,970,230
0.25%, 8/26/10 **                                                       15,000,000        14,978,542
0.25%, 11/18/10 **                                                      15,000,000        14,969,792
0.26%, 2/25/10 **                                                       15,000,000        14,997,450
0.31%, 6/10/10 **                                                       30,000,000        29,967,239
0.40%, 6/17/10 **                                                       25,000,000        24,962,071
0.42%, 2/11/10 **                                                       25,000,000        24,997,118
                                                                                     ---------------

TOTAL U.S. TREASURY BILLS                                                                264,818,062
                                                                                     ---------------

U.S. TREASURY NOTES (8.5%)
0.88%, 1/31/11                                                          15,000,000        15,081,942
1.75%, 3/31/10                                                          25,000,000        25,051,914
2.38%, 8/31/10                                                          35,000,000        35,405,655
3.63%, 6/15/10                                                          15,000,000        15,159,571
4.25%, 10/15/10                                                         35,000,000        35,947,840
                                                                                     ---------------

TOTAL U.S. TREASURY NOTES                                                                126,646,922
                                                                                     ---------------

                                                                         SHARES
                                                                      ------------
MONEY MARKETS (0.1%)
AIM STIT Treasury Portfolio (b)                                            600,521          600,521
Goldman Sachs Financial Square Treasury Obligations Fund (b)               681,005          681,005
                                                                                     ---------------

TOTAL MONEY MARKETS                                                                       1,281,526
                                                                                     ---------------

                                    Continued

                                                      U.S. TREASURY MONEY MARKET
                                              SCHEDULE OF INVESTMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        PRINCIPAL
                                                                         AMOUNT          VALUE
                                                                      ------------   --------------
REPURCHASE AGREEMENTS (61.1%)
Bank of America Securities, LLC, 0.10%, dated 1/29/10,
  due 2/1/10, (Proceeds at maturity, $184,539,538,
  Collateralized by various U.S. Treasury Securities,
  0.00%-2.00%, 7/8/10-7/15/18, value $188,228,868)                    $184,538,000   $  184,538,000
Barclays PLC, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $185,001,542, Collateralized by
  various U.S. Treasury Securities, 3.50%-3.63%,
  2/15/10-6/15/10, value $188,700,059)                                 185,000,000      185,000,000
BMO Nesbitt Burns, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $100,000,833, Collateralized by
  various U.S. Treasury Securities, 0.00%-6.25%,
  2/4/10-11/15/39, value $102,000,010)                                 100,000,000      100,000,000
Deutsche Bank, 0.10%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $275,002,292, Collateralized by
  various U.S. Treasury Securities, 2.00%-2.63%,
  2/29/16-1/15/26, value $280,500,082)                                 275,000,000      275,000,000
Toronto Dominion, 0.11%, dated 1/29/10, due 2/1/10,
  (Proceeds at maturity, $170,001,558, Collateralized by
  various U.S. Treasury Securities, 0.00%-3.63%,
  2/4/10-2/29/16 value $173,400,021)                                   170,000,000      170,000,000
                                                                                     --------------

TOTAL REPURCHASE AGREEMENTS                                                             914,538,000
                                                                                     --------------

TOTAL INVESTMENTS (COST $1,499,044,504)(+) - 100.2%                                   1,499,044,504

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)                                           (2,882,462)
                                                                                     --------------

NET ASSETS - 100.0%                                                                  $1,496,162,042
                                                                                     ==============

NOTES TO SCHEDULE OF INVESTMENTS

**  Rate represents the effective yield at purchase.

+   Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at January 31, 2010.

(b) Investment is in Institutional Shares of underlying fund/portfolio.

(c) Maturity date is next reset date.

(d) FDIC guaranteed through Treasury Liquidity Guarantee Program.

    See notes to schedules of investments and notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         PRIME
                                                                      MONEY MARKET
                                                                     --------------
ASSETS:
Investments, at amortized cost and value                             $  933,982,179
Repurchase agreement, at cost and value                                 120,912,000
                                                                     --------------
  Total Investments                                                   1,054,894,179

Cash                                                                            980
Interest receivable                                                       2,056,559
Receivable for Fund shares sold                                             504,871
Prepaid expenses and other assets                                            63,126
                                                                     --------------
   Total Assets                                                       1,057,519,715
                                                                     --------------
LIABILITIES:
Distributions payable                                                         4,291
Payable for investments purchased                                             6,357
Payable for Fund shares redeemed                                             40,904
Accrued expenses and other payables:
   Payable to Advisor and affiliates                                        118,872
   Distribution and administrative servicing fee                             99,941
   Other                                                                    135,788
                                                                     --------------
   Total Liabilities                                                        406,153
                                                                     --------------
NET ASSETS:
Paid-in Capital                                                      $1,057,234,439
Accumulated net investment income                                            81,953
Accumulated net realized gain (loss) from investment transactions          (202,830)
                                                                     --------------
   Net Assets                                                        $1,057,113,562
                                                                     ==============
NET ASSETS:
  Institutional Shares                                                $ 577,868,075
  Class A Shares                                                        477,305,089
  Class B Shares                                                          1,792,999
  Class C Shares                                                            147,399
  Select Shares                                                                  NA
  Preferred Shares                                                               NA
  Trust Shares                                                                   NA
                                                                     --------------
  Total                                                              $1,057,113,562
                                                                     ==============
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):
  Institutional Shares                                                  578,032,614
  Class A Shares                                                        477,433,547
  Class B Shares                                                          1,794,637
  Class C Shares                                                            147,452
  Select Shares                                                                  NA
  Preferred Shares                                                               NA
  Trust Shares                                                                   NA
                                                                     --------------
  Total                                                               1,057,408,250
                                                                     ==============
NET ASSET VALUE
Offering and redemption price per share - Institutional Shares,
  Class A Shares, Class B Shares, Class C Shares,
  Select Shares, Preferred Shares and Trust Shares (a)               $         1.00
                                                                     ==============

-----------------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                    INSTITUTIONAL
 INSTITUTIONAL        GOVERNMENT        U.S. TREASURY
 MONEY MARKET        MONEY MARKET        MONEY MARKET
--------------      --------------      --------------
$2,570,687,819      $1,409,864,945      $  584,506,504
   227,021,000         437,386,000         914,538,000
--------------      --------------      --------------
 2,797,708,819       1,847,250,945       1,499,044,504

           236                 949                 359
     5,341,319           4,778,814           1,231,365
       899,415               7,041              53,574
       133,514             109,601              71,485
--------------      --------------      --------------
 2,804,083,303       1,852,147,350       1,500,401,287
--------------      --------------      --------------

        80,311              20,267               9,253
        15,120               4,730           4,034,778
            --               3,634               3,859

       383,111             211,365              65,293
        76,476              71,221              46,224
        77,106              75,199              79,838
--------------      --------------      --------------
       632,124             386,416           4,239,245
--------------      --------------      --------------

$2,803,502,461      $1,851,751,959      $1,496,147,331
        56,204              27,471              13,101
      (107,486)            (18,496)              1,610
--------------      --------------      --------------
$2,803,451,179      $1,851,760,934      $1,496,162,042
==============      ==============      ==============

$2,272,116,449      $1,376,594,020      $1,206,596,936
            NA                  NA                  NA
            NA                  NA                  NA
            NA                  NA                  NA
   144,936,059          68,587,221          12,002,175
   135,713,473         266,380,139         200,675,794
   250,685,198         140,199,554          76,887,137
--------------      --------------      --------------
$2,803,451,179      $1,851,760,934      $1,496,162,042
==============      ==============      ==============

 2,272,174,891       1,376,609,401       1,206,479,823
            NA                  NA                  NA
            NA                  NA                  NA
            NA                  NA                  NA
   144,937,959          68,587,909          11,996,929
   135,710,926         266,379,385         200,624,111
   250,683,854         140,198,926          76,877,526
--------------      --------------      --------------
 2,803,507,630       1,851,775,621       1,495,978,389
==============      ==============      ==============

$         1.00      $         1.00      $         1.00
==============      ==============      ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       PRIME
                                                                    MONEY MARKET
                                                                    ------------
INVESTMENT INCOME:
Interest income                                                      $ 2,472,074
Dividend income                                                           81,383
                                                                     -----------
   Total Income                                                        2,553,457
                                                                     -----------
EXPENSES:
Investment advisory fees                                               2,276,023
Administration fees                                                      987,060
Distribution servicing fees - Class A                                    635,686
Distribution servicing fees - Class B                                     10,448
Distribution servicing fees - Class C                                      1,906
Administrative servicing fees - Class C                                      635
Administrative servicing fees - Select Shares                                 NA
Administrative servicing fees - Preferred Shares                              NA
Administrative servicing fees - Trust Shares                                  NA
Accounting fees                                                          113,331
Registration and filing fees                                              15,847
Transfer and dividend disbursing agent fees                               45,101
Custody fees                                                              23,237
Trustees' fees and expenses                                               30,227
Professional fees                                                         30,032
Printing expense                                                          65,816
Treasury Guarantee Program expense                                        84,374
Other expenses                                                            37,226
                                                                     -----------
  Total expenses                                                       4,356,949
                                                                     -----------
  Less: Waiver and/or reimbursement from Advisor and/or affiliates    (1,275,022)
  Distribution/servicing fees waived                                    (637,669)
                                                                     -----------
  Net Expenses                                                         2,444,258
                                                                     -----------

NET INVESTMENT INCOME                                                    109,199
                                                                     -----------

Net realized gains (losses) on investments                                (9,871)
                                                                     -----------
Change in net assets resulting from operations                       $    99,328
                                                                     ===========

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                           FOR THE SIX MONTHS ENDED JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                       INSTITUTIONAL
INSTITUTIONAL            GOVERNMENT            U.S. TREASURY
MONEY MARKET            MONEY MARKET            MONEY MARKET
-------------          -------------           -------------
 $ 5,869,368           $ 3,691,308              $ 1,712,930
     193,830               108,518                    2,237
 -----------           -----------              -----------
   6,063,198             3,799,826                1,715,167
 -----------           -----------              -----------

   6,285,440             4,733,464                3,081,749
   2,725,869             2,052,960                1,336,488
          NA                    NA                       NA
          NA                    NA                       NA
          NA                    NA                       NA
          NA                    NA                       NA
      39,411                40,790                    7,238
     106,155               264,239                  198,449
     325,962               201,988                  105,326
     214,557               174,510                  131,931
      12,581                11,668                   10,949
      59,122                48,636                   36,218
      45,235                40,296                   33,091
      70,435                57,456                   43,367
      65,511                53,575                   39,300
       5,560                 3,791                    4,914
     140,783                83,396                  124,611
      96,047                71,226                   78,601
 -----------           -----------              -----------
  10,192,668             7,837,995                5,232,232
 -----------           -----------              -----------
  (6,280,503)           (4,775,148)              (3,372,642)
    (148,486)             (252,187)                (302,836)
 -----------           -----------              -----------
   3,763,679             2,810,660                1,556,754
 -----------           -----------              -----------

   2,299,519               989,166                  158,413
 -----------           -----------              -----------

     (25,058)              (11,950)                   1,610
 -----------           -----------              -----------
 $ 2,274,461           $   977,216              $   160,023
 ===========           ===========              ===========

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 PRIME
                                                                              MONEY MARKET
                                                                     --------------------------------
                                                                       SIX MONTHS          YEAR
                                                                         ENDED             ENDED
                                                                       JANUARY 31,        JULY 31,
                                                                         2010(a)            2009
                                                                     --------------    --------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                                              $      109,199    $   17,667,669
  Net realized gains (losses) from investment transactions                   (9,871)           14,024
                                                                     --------------    --------------
Change in net assets resulting from operations                               99,328        17,681,693
                                                                     --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Institutional Shares                                                      (66,734)      (10,944,254)
  Class A Shares                                                            (48,911)       (6,701,724)
  Class B Shares                                                               (210)          (16,233)
  Class C Shares                                                                (60)           (5,743)
  Select Shares                                                                  NA                NA
  Preferred Shares                                                               NA                NA
  Trust Shares                                                                   NA                NA
                                                                     --------------    --------------
  Change in net assets from Fund shareholder distributions                 (115,915)      (17,667,954)
                                                                     --------------    --------------

Change in net assets from fund share transactions                      (206,903,473)     (353,716,571)
                                                                     --------------    --------------
Change in net assets                                                   (206,920,060)     (353,702,832)

NET ASSETS:
Beginning of period                                                   1,264,033,622     1,617,736,454
                                                                     --------------    --------------
End of period                                                        $1,057,113,562    $1,264,033,622
                                                                     ==============    ==============

Accumulated net investment income                                    $       81,953    $       88,669
                                                                     ==============    ==============

-----------
(a) Unaudited

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

        INSTITUTIONAL                 INSTITUTIONAL GOVERNMENT              U.S. TREASURY
         MONEY MARKET                       MONEY MARKET                     MONEY MARKET
-------------------------------   -------------------------------   -------------------------------
  SIX MONTHS          YEAR          SIX MONTHS          YEAR          SIX MONTHS         YEAR
    ENDED            ENDED            ENDED            ENDED             ENDED           ENDED
  JANUARY 31,       JULY 31,        JANUARY 31,       JULY 31,        JANUARY 31,      JULY 31,
    2010(a)           2009            2010(a)           2009            2010(a)          2009
--------------   --------------   --------------   --------------   --------------   --------------



$    2,299,519   $   41,332,428   $      989,166   $   19,690,441   $      158,413   $   10,629,044
       (25,058)          35,809          (11,950)          (6,545)           1,610           38,452
--------------   --------------   --------------   --------------   --------------   --------------
     2,274,461       41,368,237          977,216       19,683,896          160,023       10,667,496
--------------   --------------   --------------   --------------   --------------   --------------

    (2,155,431)     (34,052,552)        (896,573)     (14,141,762)        (119,601)      (8,035,343)
            NA               NA               NA               NA               NA               NA
            NA               NA               NA               NA               NA               NA
            NA               NA               NA               NA               NA               NA
       (42,453)      (1,855,064)         (19,840)        (639,427)          (1,855)        (151,465)
       (27,890)      (1,626,668)         (32,583)      (3,062,459)         (24,046)      (2,007,705)
       (24,061)      (3,847,827)         (14,405)      (1,872,559)          (7,968)        (439,475)
--------------   --------------   --------------   --------------   --------------   --------------
    (2,249,835)     (41,382,111)        (963,401)     (19,716,207)        (153,470)     (10,633,988)
--------------   --------------   --------------   --------------   --------------   --------------

  (304,910,047)     184,526,242     (854,978,316)   1,416,187,748     (225,171,944)    (141,261,298)
--------------   --------------   --------------   --------------   --------------   --------------
  (304,885,421)     184,512,368     (854,964,501)   1,416,155,437     (225,165,391)    (141,227,790)

 3,108,336,600    2,923,824,232    2,706,725,435    1,290,569,998    1,721,327,433    1,862,555,223
--------------   --------------   --------------   --------------   --------------   --------------
$2,803,451,179   $3,108,336,600   $1,851,760,934   $2,706,725,435   $1,496,162,042   $1,721,327,433
==============   ==============   ==============   ==============   ==============   ==============

$       56,204   $        6,520   $       27,471   $        1,706   $       13,101   $        8,158
==============   ==============   ==============   ==============   ==============   ==============

                       See notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED --
FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                             PRIME
                                                          MONEY MARKET
                                                   -----------------------------
                                                    SIX MONTHS         YEAR
                                                      ENDED           ENDED
                                                    JANUARY 31,      JULY 31,
                                                      2010(a)          2009
                                                   ------------   --------------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                                     405,904,805    1,447,894,942
  Dividends reinvested                                   13,618        1,686,958
  Shares redeemed                                  (551,069,370)  (1,619,326,625)
                                                   ------------   --------------
  Total Institutional Shares                       (145,150,947)    (169,744,725)
                                                   ------------   --------------
Class A Shares
  Shares issued                                     150,044,265      764,807,283
  Dividends reinvested                                   50,216        6,683,342
  Shares redeemed                                  (210,332,144)    (955,422,760)
                                                   ------------   --------------
  Total Class A Shares                              (60,237,663)    (183,932,135)
                                                   ------------   --------------
Class B Shares
  Shares issued                                           6,062        2,738,356
  Dividends reinvested                                       77            6,012
  Shares redeemed                                      (813,487)      (2,534,090)
                                                   ------------   --------------
  Total Class B Shares                                 (807,348)         210,278
                                                   ------------   --------------
Class C Shares
  Shares issued                                         255,187          525,511
  Dividends reinvested                                       52            5,421
  Shares redeemed                                      (962,754)        (778,744)
                                                   ------------   --------------
  Total Class C Shares                                 (707,515)        (247,812)
                                                   ------------   --------------
Select Shares
  Shares issued                                              NA               NA
  Dividends reinvested                                       NA               NA
  Shares redeemed                                            NA               NA
                                                   ------------   --------------
  Total Select Shares                                        NA               NA
                                                   ------------   --------------
Preferred Shares
  Shares issued                                              NA               NA
  Dividends reinvested                                       NA               NA
  Shares redeemed                                            NA               NA
                                                   ------------   --------------
  Total Preferred Shares                                     NA               NA
                                                   ------------   --------------
Trust Shares
  Shares issued                                              NA               NA
  Dividends reinvested                                       NA               NA
  Shares redeemed                                            NA               NA
                                                   ------------   --------------
  Total Trust Shares                                         NA               NA
                                                   ------------   --------------

-----------
(a) Unaudited
*   Share transactions are at a Net Asset Value of $1.00 per share.

                       See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                               STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED --
                                                         FUND SHARE TRANSACTIONS
--------------------------------------------------------------------------------

          INSTITUTIONAL                INSTITUTIONAL GOVERNMENT                 U.S. TREASURY
           MONEY MARKET                       MONEY MARKET                       MONEY MARKET
--------------------------------    --------------------------------    --------------------------------
   SIX MONTHS           YEAR          SIX MONTHS          YEAR            SIX MONTHS          YEAR
     ENDED             ENDED             ENDED            ENDED              ENDED            ENDED
  JANUARY 31,         JULY 31,        JANUARY 31,        JULY 31,         JANUARY 31,        JULY 31,
    2010(a)             2009             2010(a)           2009              2010(a)           2009
--------------    --------------    --------------    --------------    --------------    --------------
 5,182,553,780     9,060,498,809     3,309,522,161     7,559,025,399     1,309,495,621     6,355,929,792
     1,193,126        17,780,796           246,348         5,501,119            37,060         2,299,091
(5,419,361,992)   (8,950,954,448)   (3,991,422,314)   (6,287,174,892)   (1,408,272,912)   (6,269,946,880)
--------------    --------------    --------------    --------------    --------------    --------------
  (235,615,086)      127,325,157      (681,653,805)    1,277,351,626       (98,740,231)       88,282,003
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------
            NA                NA                NA                NA                NA                NA
--------------    --------------    --------------    --------------    --------------    --------------

   291,125,586       683,983,020       116,443,699       405,884,053        14,634,534        84,816,976
        25,678         1,126,119            14,895           527,291               438            18,697
  (263,657,333)     (678,077,650)     (161,246,311)     (336,828,569)      (27,375,770)      (80,625,209)
--------------    --------------    --------------    --------------    --------------    --------------
    27,493,931         7,031,489       (44,787,717)       69,582,775       (12,740,798)        4,210,464
--------------    --------------    --------------    --------------    --------------    --------------

   322,155,695     1,039,110,858       610,342,197     1,358,825,001       322,802,382     1,413,978,909
        24,530         1,346,050            22,108         2,253,571             8,543           376,100
  (352,272,991)     (996,138,746)     (720,783,282)   (1,230,271,195)     (417,192,531)   (1,600,213,299)
--------------    --------------    --------------    --------------    --------------    --------------
   (30,092,766)       44,318,162      (110,418,977)      130,807,377       (94,381,606)     (185,858,290)
--------------    --------------    --------------    --------------    --------------    --------------

   141,207,307       374,533,003       107,979,195       331,577,993       177,121,983       381,149,029
         2,795           392,015             3,403           279,933                 -               423
  (207,906,228)     (369,074,072)     (126,100,415)     (393,411,663)     (196,431,292)     (429,043,815)
--------------    --------------    --------------    --------------    --------------    --------------
   (66,696,126)        5,850,946       (18,117,817)      (61,553,737)      (19,309,309)      (47,894,363)
--------------    --------------    --------------    --------------    --------------    --------------

                       See notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                           NET
                                                                       REALIZED AND
                                NET ASSET                                UNREALIZED            LESS
                                 VALUE,             NET                    GAINS/         DISTRIBUTIONS
                                BEGINNING       INVESTMENT             (LOSSES) FROM            TO
                                OF PERIOD         INCOME                INVESTMENTS        SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.04[DELTA]@             --^              (0.04)
Year ended 7/31/06                 $1.00            0.03                     --^              (0.03)
Year ended 7/31/05                 $1.00            0.01                     --^              (0.01)
-------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.04[DELTA]@             --^              (0.04)
Year ended 7/31/06                 $1.00            0.03                     --^              (0.03)
Year ended 7/31/05                 $1.00            0.01                     --^              (0.01)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                            FINANCIAL HIGHLIGHTS
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                              RATIOS OF         RATIOS OF             RATIOS OF
                              NET             EXPENSES           EXPENSES                NET
NET ASSET                   ASSETS,              TO                 TO               INVESTMENT
 VALUE,                     END OF             AVERAGE            AVERAGE               INCOME
 END OF        TOTAL        PERIOD               NET                NET               TO AVERAGE
 PERIOD       RETURN        (000'S)            ASSETS (a)        ASSETS (b)           NET ASSETS
-------------------------------------------------------------------------------------------------
  $1.00       0.01%*       $577,868              0.65%**[OMEGA]     0.43%**[OMEGA](+)    0.02%**
  $1.00       1.23%        $723,024              0.66%[OMEGA]       0.58%[OMEGA]         1.29%
  $1.00       3.65%        $892,765              0.66%              0.54%                3.44%
  $1.00       4.94%        $605,987              0.66%              0.54%                4.82%
  $1.00       3.97%        $563,551              0.66%              0.54%                3.81%
  $1.00       1.91%        $958,735              0.65%              0.54%                1.86%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $477,305              0.90%**[OMEGA]     0.43%**[OMEGA](+)    0.02%**
  $1.00       0.99%        $537,555              0.91%[OMEGA]       0.81%[OMEGA](+)      1.06%
  $1.00       3.40%        $721,478              0.91%              0.79%                3.22%
  $1.00       4.67%        $625,362              0.91%              0.79%                4.57%
  $1.00       3.71%        $455,183              0.91%              0.79%                3.65%
  $1.00       1.66%        $464,391              0.90%              0.79%                1.67%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $  1,793              1.65%**[OMEGA]     0.45%**[OMEGA](+)    0.01%**
  $1.00       0.52%        $  2,600              1.67%[OMEGA]       1.29%[OMEGA](+)      0.52%
  $1.00       2.62%        $  2,390              1.66%              1.54%                2.40%
  $1.00       3.90%        $  1,468              1.66%              1.54%                3.83%
  $1.00       2.94%        $  1,216              1.66%              1.54%                2.84%
  $1.00       0.95%        $  1,340              1.66%              1.51%                1.14%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $    148              1.65%**[OMEGA]     0.49%**[OMEGA](+)    0.01%**
  $1.00       0.52%        $    855              1.66%[OMEGA]       1.31%[OMEGA](+)      0.58%
  $1.00       2.63%        $  1,103              1.66%              1.54%                2.53%
  $1.00       3.90%        $  1,066              1.66%              1.54%                3.82%
  $1.00       2.93%        $    879              1.66%              1.54%                2.80%
  $1.00       0.95%        $  1,474              1.65%              1.46%                0.85%
-------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                           NET
                                                                       REALIZED AND
                                NET ASSET                                UNREALIZED            LESS
                                 VALUE,             NET                    GAINS/         DISTRIBUTIONS
                                BEGINNING       INVESTMENT             (LOSSES) FROM            TO
                                OF PERIOD         INCOME                INVESTMENTS        SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
SELECT SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --               (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --               (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET
TRUST SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --               (0.02)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                              RATIOS OF         RATIOS OF             RATIOS OF
                              NET             EXPENSES           EXPENSES                NET
NET ASSET                   ASSETS,              TO                 TO               INVESTMENT
 VALUE,                     END OF             AVERAGE            AVERAGE               INCOME
 END OF        TOTAL        PERIOD               NET                NET               TO AVERAGE
 PERIOD       RETURN        (000'S)            ASSETS (a)        ASSETS (b)           NET ASSETS
-------------------------------------------------------------------------------------------------
  $1.00       0.08%*       $2,272,116            0.62%**[OMEGA]     0.22%**[OMEGA]       0.17%**
  $1.00       1.53%        $2,507,708            0.64%[OMEGA]       0.24%[OMEGA]         1.45%
  $1.00       3.96%        $2,380,397            0.64%              0.21%                3.82%
  $1.00       5.27%        $1,687,392            0.64%              0.21%                5.14%
  $1.00       4.30%        $1,263,609            0.65%              0.21%                4.25%
  $1.00       2.24%        $1,077,260            0.65%              0.21%                2.24%
-------------------------------------------------------------------------------------------------

  $1.00       0.04%*       $ 144,936             0.70%**[OMEGA]     0.30%**[OMEGA](+)    0.09%**
  $1.00       1.45%        $ 117,441             0.72%[OMEGA]       0.32%[OMEGA]         1.48%
  $1.00       3.87%        $ 110,410             0.73%              0.29%                3.47%
  $1.00       5.19%        $  59,901             0.72%              0.28%                5.07%
  $1.00       4.22%        $  35,579             0.73%              0.29%                4.16%
  $1.00       2.15%        $  23,924             0.73%              0.29%                2.23%
-------------------------------------------------------------------------------------------------

  $1.00       0.02%*       $ 135,714             0.77%**[OMEGA]     0.35%**[OMEGA](+)    0.04%**
  $1.00       1.38%        $ 165,806             0.79%[OMEGA]       0.39%[OMEGA]         1.32%
  $1.00       3.80%        $ 121,489             0.79%              0.36%                3.66%
  $1.00       5.12%        $  87,627             0.79%              0.35%                5.00%
  $1.00       4.15%        $  98,263             0.81%              0.36%                4.21%
  $1.00       2.08%        $  23,178             0.80%              0.36%                1.99%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $ 250,685             0.87%**[OMEGA]     0.37%**[OMEGA](+)    0.02%**
  $1.00       1.28%        $ 317,382             0.89%[OMEGA]       0.49%[OMEGA](+)      1.26%
  $1.00       3.70%        $ 311,528             0.89%              0.46%                3.60%
  $1.00       5.01%        $ 230,909             0.89%              0.45%                4.90%
  $1.00       4.04%        $ 160,782             0.91%              0.46%                4.18%
  $1.00       1.98%        $  25,047             0.90%              0.46%                2.01%
-------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                           NET
                                                                       REALIZED AND
                                NET ASSET                                UNREALIZED            LESS
                                 VALUE,             NET                    GAINS/         DISTRIBUTIONS
                                BEGINNING       INVESTMENT             (LOSSES) FROM            TO
                                OF PERIOD         INCOME                INVESTMENTS        SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
SELECT SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.04[DELTA]              --^              (0.04)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL GOVERNMENT MONEY MARKET
TRUST SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]              --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --               (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                              RATIOS OF         RATIOS OF             RATIOS OF
                              NET             EXPENSES           EXPENSES                NET
NET ASSET                   ASSETS,              TO                 TO               INVESTMENT
 VALUE,                     END OF             AVERAGE            AVERAGE               INCOME
 END OF        TOTAL        PERIOD               NET                NET               TO AVERAGE
 PERIOD       RETURN        (000'S)            ASSETS (a)        ASSETS (b)           NET ASSETS
-------------------------------------------------------------------------------------------------
  $1.00       0.05%*       $1,376,594            0.62%**[OMEGA]     0.22%**[OMEGA](+)    0.11%**
  $1.00       1.06%        $2,058,233            0.63%[OMEGA]       0.23%[OMEGA]         0.86%
  $1.00       3.66%        $  780,910            0.64%              0.21%                3.33%
  $1.00       5.21%        $  487,057            0.66%              0.21%                5.08%
  $1.00       4.23%        $  304,332            0.66%              0.21%                4.24%
  $1.00       2.17%        $  264,707            0.66%              0.21%                2.16%
-------------------------------------------------------------------------------------------------

  $1.00       0.02%*       $   68,587            0.70%**[OMEGA]     0.28%**[OMEGA](+)    0.04%**
  $1.00       0.98%        $  113,374            0.71%[OMEGA]       0.31%[OMEGA]         0.84%
  $1.00       3.58%        $   43,793            0.72%              0.29%                2.99%
  $1.00       5.13%        $   13,983            0.74%              0.29%                5.00%
  $1.00       4.14%        $    6,337            0.75%              0.29%                4.22%
  $1.00       2.09%        $    2,176            0.74%              0.30%                1.83%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $  266,380            0.77%**[OMEGA]     0.30%**[OMEGA](+)    0.02%**
  $1.00       0.90%        $  376,800            0.78%[OMEGA]       0.38%[OMEGA](+)      0.80%
  $1.00       3.51%        $  245,995            0.79%              0.36%                3.33%
  $1.00       5.05%        $  225,141            0.81%              0.36%                4.93%
  $1.00       4.07%        $  190,260            0.82%              0.36%                3.98%
  $1.00       2.02%        $  228,555            0.81%              0.36%                1.96%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $  140,200            0.87%**[OMEGA]     0.30%**[OMEGA](+)    0.02%**
  $1.00       0.81%        $  158,318            0.88%[OMEGA]       0.47%[OMEGA](+)      0.83%
  $1.00       3.41%        $  219,872            0.89%              0.46%                3.17%
  $1.00       4.95%        $  128,682            0.91%              0.46%                4.83%
  $1.00       3.97%        $   96,003            0.92%              0.46%                3.85%
  $1.00       1.92%        $  120,743            0.91%              0.46%                1.96%
-------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS, CONTINUED
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                           NET
                                                                       REALIZED AND
                                NET ASSET                                UNREALIZED            LESS
                                 VALUE,             NET                    GAINS/         DISTRIBUTIONS
                                BEGINNING       INVESTMENT             (LOSSES) FROM            TO
                                OF PERIOD         INCOME                INVESTMENTS        SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
INSTITUTIONAL SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00            0.01[DELTA]              --^              (0.01)
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
SELECT SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
PREFERRED SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
TRUST SHARES
Six months ended 1/31/10 ~         $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/09                 $1.00              --^[DELTA]             --^                 --^
Year ended 7/31/08                 $1.00            0.03[DELTA]              --^              (0.03)
Year ended 7/31/07                 $1.00            0.05[DELTA]@             --^              (0.05)
Year ended 7/31/06                 $1.00            0.04                     --^              (0.04)
Year ended 7/31/05                 $1.00            0.02                     --^              (0.02)
-------------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                 FINANCIAL HIGHLIGHTS, CONTINUED
         (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                              RATIOS OF         RATIOS OF             RATIOS OF
                              NET             EXPENSES           EXPENSES                NET
NET ASSET                   ASSETS,              TO                 TO               INVESTMENT
 VALUE,                     END OF             AVERAGE            AVERAGE               INCOME
 END OF        TOTAL        PERIOD               NET                NET               TO AVERAGE
 PERIOD       RETURN        (000'S)            ASSETS (a)        ASSETS (b)           NET ASSETS
-------------------------------------------------------------------------------------------------
  $1.00       0.01%*       $1,206,597            0.64%**[OMEGA]     0.20%**[OMEGA](+)    0.02%**
  $1.00       0.53%        $1,305,329            0.65%[OMEGA]       0.25%[OMEGA](+)      0.50%
  $1.00       3.21%        $1,217,028            0.63%              0.21%                2.78%
  $1.00       5.15%        $  420,260            0.65%              0.21%                5.02%
  $1.00       4.13%        $  386,757            0.65%              0.21%                4.11%
  $1.00       2.08%        $  295,584            0.65%              0.21%                2.01%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $   12,002            0.72%**[OMEGA]     0.21%**[OMEGA](+)    0.02%**
  $1.00       0.46%        $   24,743            0.73%[OMEGA]       0.33%[OMEGA](+)      0.34%
  $1.00       3.10%        $   20,532            0.72%              0.29%                3.74%
  $1.00       5.06%        $   63,885            0.73%              0.29%                4.93%
  $1.00       4.05%        $   61,992            0.73%              0.29%                3.95%
  $1.00       2.00%        $   83,171            0.73%              0.29%                2.01%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $  200,676            0.79%**[OMEGA]     0.21%**[OMEGA](+)    0.02%**
  $1.00       0.39%        $  295,058            0.80%[OMEGA]       0.39%[OMEGA](+)      0.42%
  $1.00       3.06%        $  480,906            0.79%              0.36%                3.01%
  $1.00       4.99%        $  472,893            0.80%              0.36%                4.87%
  $1.00       3.98%        $  625,196            0.80%              0.36%                3.85%
  $1.00       1.93%        $  766,688            0.80%              0.36%                1.85%
-------------------------------------------------------------------------------------------------

  $1.00       0.01%*       $   76,887            0.89%**[OMEGA]     0.21%**[OMEGA](+)    0.02%**
  $1.00       0.33%        $   96,197            0.90%[OMEGA]       0.46%[OMEGA](+)      0.35%
  $1.00       2.95%        $  144,089            0.88%              0.46%                2.61%
  $1.00       4.88%        $   74,548            0.90%              0.46%                4.77%
  $1.00       3.87%        $  113,124            0.90%              0.46%                3.79%
  $1.00       1.83%        $  118,018            0.90%              0.46%                1.78%
-------------------------------------------------------------------------------------------------

      See notes to financial highlights and notes to financial statements.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)       Before waivers and reimbursements.

(b)       Net of waivers and reimbursements.

~         Unaudited

^         Amount is less than $0.005.

[DELTA]   Average shares method used in calculation.

*         Not annualized.

**        Annualized.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation on Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.

[OMEGA] Includes expense for the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

                                                 Period ended         Year ended
                                                   1/31/2010           7/31/2009
          Prime Money Market                         0.02%               0.04%
          Institutional Money Market                 0.01%               0.03%
          Institutional Government Money Market      0.01%               0.02%
          U.S. Treasury Money Market                 0.02%               0.04%

(+) The Advisor waived additional expenses to maintain a competitive yield as follows:

                                                 Period ended         Year ended
                                                   1/31/2010           7/31/2009
          Prime Money Market
            Institutional Shares                     0.13%                 --
            Class A Shares                           0.38%               0.02%
            Class B Shares                           1.11%               0.29%
            Class C Shares                           1.07%               0.27%
          Institutional Money Market
            Select Shares                              --^                 --
            Preferred Shares                         0.02%                 --
            Trust Shares                             0.10%                 --^
          Institutional Government Money Market
            Institutional Shares                       --^                 --
            Select Shares                            0.02%                 --
            Preferred Shares                         0.07%               0.01%
            Trust Shares                             0.17%               0.01%
          US Treasury Money Market
            Institutional Shares                     0.03%                 --
            Select Shares                            0.10%                 --^
            Preferred Shares                         0.17%               0.01%
            Trust Shares                             0.27%               0.04%

          ^ Amount is less than 0.005%

                  See notes to financial statements.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds").

FUND NAME
---------

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares:
Institutional, Class A, Class B and Class C shares. Prime Money Market's Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES VALUATION -- Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

SECURITIES TRANSACTIONS AND RELATED INCOME -- Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

OTHER -- Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses specifically related to that class, such as administrative services and distribution servicing fees.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

GUARANTEES AND INDEMNIFICATIONS -- Under the Trust's organizational documents, its Officers and Board of Trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

FEDERAL TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At January 31, 2010, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds' U.S. tax returns filed for the fiscal years from 2006-2009, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(3) SECURITIES AND OTHER INVESTMENTS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery ("TBAs") transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities; a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4) RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY FEE -- FTAM is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. The advisory agreement between the Funds and the Advisor provides for an annual fee equal to .40% of each Fund's average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

For the six months ended January 31, 2010, the Advisor voluntarily waived the following fees:

FUND                                                          ADVISOR FEE WAIVER
----                                                          ------------------
Prime Money Market Fund                                           $  223,243
Instititional Money Market Fund                                   $4,714,080
Instititional Government Money Market Fund                        $3,550,473
U.S. Treasury Money Market Fund                                   $2,323,732

ADMINISTRATION FEE -- FTAM is the Trust's Administrator (the "Administrator") and generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Administrator receives administration fees at the annual rates shown below which are computed daily based on average daily

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

ADMINISTRATION FEE                      TRUST AVERAGE DAILY NET ASSETS
------------------                      ------------------------------
      0.20%                             Up to $1 billion
      0.18%                             In excess of $1 billion up to $2 billion
      0.17%                             In excess of $2 billion

An annual fee of $10,000 per class, per Fund applies beyond the first four classes per Fund. Each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. The Administrator may voluntarily choose to waive any portion of its fee. The Administrator can modify or terminate this voluntary waiver at any time at its sole discretion.

For the six months ended January 31, 2010, FTAM waived the following administration fees:

FUND                                                  ADMINISTRATION FEE WAIVERS
----                                                  --------------------------
Prime Money Market Fund                                       $  955,715
Instititional Money Market Fund                               $1,099,952
Instititional Government Money Market Fund                    $  544,967
U.S. Treasury Money Market Fund                               $  951,970

EXPENSE LIMITATIONS -- In its capacity as Advisor and Administrator, FTAM has entered into a contractual expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 13 months commencing November 27, 2009). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the contractual expense limitation. Due to the possibility of changes in market conditions and other factors FTAM may voluntarily waive additional expenses beyond its contractual obligation. There can be no assurance that the level of waivers, reimbursements and reduction of Fund expenses reflected in the financial highlights will be maintained in the future. All waivers not recovered at the end of the period expire on November 26, 2010. The Funds'

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

contractual class expense limitations and Reimbursement Recoverable as of this report date are as follows:

                                                      CLASS EXPENSE LIMITATIONS*
                                        ------------------------------------------------------------------
                                                                                                              REIMBURSEMENT
FUND                                    INSTITUTIONAL    A        B       C     SELECT   PREFERRED   TRUST   RECOVERABLE***
----                                    -------------   -----   -----   -----   ------   ---------   -----   --------------
Prime Money Market                         0.54%        0.79%   1.54%   1.54%       NA        NA        NA     $  239,426
Institutional Money Market                 0.21%           NA      NA      NA    0.29%     0.36%     0.46%     $3,030,289
Institutional Government Money Market      0.21%           NA      NA      NA    0.29%     0.36%     0.46%     $2,210,907
U.S. Treasury Money Market                 0.21%           NA      NA      NA    0.29%     0.36%     0.46%     $1,500,352

* The annual limitations shown include 12b-1 or administrative services fees and are contractual.
*** The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 27, 2009 through January 31, 2010.

ACCOUNTING FEES -- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

ACCOUNTING FEE                        FUND AVERAGE DAILY NET ASSETS
--------------                        -----------------------------
    0.020%                            Up to $500 million
    0.015%                            In excess of $500 million up to $1 billion
    0.010%                            In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

DISTRIBUTION AND/OR SERVICING FEES, WAIVERS -- The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust's distributor/principal underwriter (the "Distributor"). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund's shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan.

 CLASS                                                DISTRIBUTION/SERVICING FEE
 -----                                                --------------------------
Class A                                                         0.25%
Class B                                                         1.00%
Class C                                                         0.75%

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/ reimbursement at any time at its sole discretion. The Distributor voluntarily waived fees of $637,036 in Prime Money Market during the period.

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class A and C advance commission finance agent. For the six month ended January 31, 2010, FTAM earned $2,315 in CDSC fees for the Trust. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $816,881 for the period ended as of the report date.

ADMINISTRATIVE SERVICING FEE -- The Trust has an Administrative Service Agreement with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

 CLASS                                              ADMINISTRATIVE SERVICING FEE
-------                                             ----------------------------
Class C                                                        0.25%
Select                                                         0.08%
Preferred                                                      0.15%
Trust                                                          0.25%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/ reimbursement at any time at its sole discretion.

For the six months ended January 31, 2010, the Distributor waived the following administration fees:

FUND                                          ADMINISTRATIVE SERVICE FEE WAIVERS
----                                          ----------------------------------
Prime Money Market Fund                                    $    633
Instititional Money Market Fund                            $148,486
Instititional Government Money Market Fund                 $252,187
U.S. Treasury Money Market Fund                            $302,836

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

TRANSFER AND DIVIDEND DISBURSING AGENT -- Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund of the Trust's relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $186,519 from the Trust in service fees for the period ended as of this report date.

OTHER -- Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street Bank and Trust Company ("State Street"). None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES -- Citi(formerly BISYS Fund Services, Inc. ("Citi")), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of Citi's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

(5) LINE OF CREDIT

As of February 1, 2008, the Funds of the Trust have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

agreement, the Funds of the Trust may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including funding redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund's net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the period.

(6) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2009 and 2008 was as follows:

                                                   ORDINARY INCOME DISTRIBUTIONS
                                                   -----------------------------
                                                   JULY 31, 2009   JULY 31, 2008
                                                   -------------   -------------
Prime Money Market                                  $17,667,954    $ 48,480,925
Institutional Money Market                           41,382,111     101,931,130
Institutional Government Money Market                19,716,207      43,035,240
U.S. Treasury Money Market                           10,633,988      41,369,495

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             TOTAL
                                                           ACCUMULATED    ACCUMULATED
                                          UNDISTRIBUTED    CAPITAL AND      EARNINGS/
                                         ORDINARY INCOME   OTHER LOSSES     (DEFICIT)
                                         ---------------   ------------   -----------
Prime Money Market                           $85,299        $(189,589)    $(104,290)
Institutional Money Market                     6,605          (82,513)      (75,908)
Institutional Government Money Market          2,805           (7,645)       (4,840)
U.S. Treasury Money Market                     8,158               --         8,158

As of July 31, 2009, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

                                                  EXPIRATION YEAR
                                   ---------------------------------------------
                                     2014              2017               TOTAL
                                   -------           --------           --------
Prime Money Market                 $92,314           $100,645           $192,959
Institutional Money Market             696             81,732             82,428

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund's next taxable

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

year. For the year ended July 31, 2009, the following Funds deferred to August 1, 2009 post October capital losses of:

                                                                  CAPITAL LOSSES
                                                                  --------------
Institutional Government Money Market                                 $6,545

During the year ended July 31, 2009, the funds used capital loss carryforwards in the following amounts:

                                             AMOUNT USED          AMOUNT EXPIRED
                                             -----------          --------------
U.S. Treasury Money Market                     $38,452               $20,364

(7) MARKET AND CREDIT RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds' exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds' Statements of Assets and Liabilities.

(8) FAIR VALUE MEASUREMENTS

The various inputs used in determining the fair value of the Funds' investments are summarized in the three broad levels listed below:

    o Level 1 - quoted prices in active markets for identical investments
    o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
    o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

The following is a summary of the fair value hierarchy according to the inputs used as of January 31, 2010 in valuing the Funds' assets and liabilities:

                                                     FAIR VALUE MEASUREMENT AT 1/31/2010 USING
                                              ------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE            SIGNIFICANT
                                               MARKETS FOR              OTHER           SIGNIFICANT
                                                IDENTICAL            OBSERVABLE         UNOBSERVABLE
                                               INVESTMENTS             INPUTS              INPUTS                VALUE AT
                                                (LEVEL 1)            (LEVEL 2)            (LEVEL 3)               1/31/10
                                              ------------        --------------        ------------          --------------
PRIME MONEY MARKET
------------------
Corporate Bonds                                $        --        $  117,084,353             $--              $  117,084,353
Municipal Bonds                                         --             7,811,182              --                   7,811,182
U.S. Government Agencies                                --           176,598,268              --                 176,598,268
U.S. Treasury Obligations                               --             5,054,035              --                   5,054,035
Certificates of Deposit                                 --            55,000,000              --                  55,000,000
Commercial Paper                                        --           100,554,510              --                 100,554,510
Demand Notes                                            --            92,395,000              --                  92,395,000
Municipal Demand Notes                                  --           327,578,000              --                 327,578,000
Money Markets                                   51,906,831                    --              --                  51,906,831
Repurchase Agreements                                   --           120,912,000              --                 120,912,000
---------------------                          -----------------------------------------------------------------------------
Total                                          $51,906,831        $1,002,987,348             $--              $1,054,894,179
                                               =============================================================================
INSTITUTIONAL MONEY MARKET
--------------------------
Corporate Bonds                                $        --        $  262,938,439             $--              $  262,938,439
Mortgage-Backed Securities                              --             7,393,494              --                   7,393,494
Municipal Bonds                                         --            16,523,655              --                  16,523,655
U.S. Government Agencies                                --           462,352,409              --                 462,352,409
U.S. Treasury Obligations                               --            10,108,069              --                  10,108,069
Certificates of Deposit                                 --           180,004,229              --                 180,004,229
Commercial Paper                                        --           396,016,242              --                 396,016,242
Demand Notes                                            --           125,535,000              --                 125,535,000
Municipal Demand Notes                                  --         1,019,042,000              --               1,019,042,000
Money Markets                                   90,774,282                    --              --                  90,774,282
Repurchase Agreements                                   --           227,021,000              --                 227,021,000
---------------------                          -----------------------------------------------------------------------------
Total                                          $90,774,282        $2,706,934,537             $--              $2,797,708,819
                                               =============================================================================
INSTITUTIONAL GOVERNMENT MONEY MARKET
-------------------------------------
Corporate Bonds                                $        --        $   20,292,745             $--              $   20,292,745
Mortgage-Backed Securities                              --            77,074,140              --                  77,074,140
U.S. Government Agencies                                --         1,297,504,214              --               1,297,504,214
U.S. Treasury Obligations                               --             5,054,035              --                   5,054,035
Money Markets                                    9,939,811                    --              --                   9,939,811
Repurchase Agreements                                   --           437,386,000              --                 437,386,000
---------------------                          -----------------------------------------------------------------------------
Total                                          $ 9,939,811        $1,837,311,134             $--              $1,847,250,945
                                               =============================================================================

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     FAIR VALUE MEASUREMENT AT 1/31/2010 USING
                                              ------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE            SIGNIFICANT
                                               MARKETS FOR              OTHER           SIGNIFICANT
                                                IDENTICAL            OBSERVABLE         UNOBSERVABLE
                                               INVESTMENTS             INPUTS              INPUTS                VALUE AT
                                                (LEVEL 1)            (LEVEL 2)            (LEVEL 3)               1/31/10
                                              ------------        --------------        ------------          --------------
U.S. TREASURY MONEY MARKET
--------------------------
Corporate Bonds                                $        --        $  161,759,994             $--              $  161,759,994
U.S Government Agencies                                 --            30,000,000              --                  30,000,000
U.S. Treasury Bills                                     --           264,818,062              --                 264,818,062
U.S. Treasury Notes                                     --           126,646,922              --                 126,646,922
Money Markets                                    1,281,526                    --              --                   1,281,526
Repurchase Agreements                                   --           914,538,000              --                 914,538,000
---------------------                          -----------------------------------------------------------------------------
Total                                          $ 1,281,526        $1,497,762,978             $--              $1,499,044,504
                                               =============================================================================

The Funds did not have Level 3 holdings at the beginning or end of the period ended January 31, 2010.

(9) U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Funds have entered into a Guarantee Agreement with the U.S. Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Subject to certain conditions and limitations, in the event that the per share value of a Fund falls fell below $0.995 and the Fund liquidates its holdings, the Program would provide coverage to Shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with a Fund or broker-dealer, any future investment in the Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until September 18, 2009. Participation in the initial term and the extended Program required a payment to the Treasury of 0.01% and 0.015%, respectively, multiplied by the number of

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                    JANUARY 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

each Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the Funds without regard to any expense limitation in effect during the period.

(10) SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements through March 30, 2010. Management has determined that there are no additional material events that would require disclosure in the Funds' financial statements through this date.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

APPROVAL OF THE MANAGEMENT AGREEMENT

The Board of Trustees, at a meeting held on September 2, 2009, approved the continuance of the Trust's investment advisory agreement with Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") with respect to all Funds of the Trust. The above-referenced agreement is the "Advisory Agreement"; the action considered was the "Continuance" of the Advisory Agreement.

The Trustees reviewed extensive material in connection with their consideration of the Continuance, which they had previously requested, including data compiled by Lipper, Inc. ("Lipper"), an independent source of mutual fund data, which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, administration fees, transfer agency fees, and total fund expenses. The data reflected FTAM's fee waivers in place, as well as FTAM's contractual advisory fees. FTAM also provided the Board with the results of a three-pronged performance and expense test developed by FTAM. The Board received reports from FTAM's Chief Investment Officer with respect to fund performance and expense trends. The Board reviewed the benefits realized by FTAM (and its affiliates) from its relationship with the Funds. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by FTAM, which included a fund-by-fund analysis of performance and profitability. The Board deliberated outside the presence of management and the Advisor.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Continuance, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisor, as provided in the Advisory Agreement, was fair and reasonable, and that the Continuance of the Advisory Agreement, was in the best interests of each Fund.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR

The Trustees received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Advisor's senior management and the expertise of investment personnel of the Advisor responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, the capabilities and commitment of the Advisor to provide high-quality service to the Trust, and the Trustees' overall confidence in the Advisor's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisor in managing the Funds. The Trustees generally considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of the Advisor. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisors' codes of ethics (regulating the personal trading of their officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services provided by the Advisor, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of services was satisfactory.

INVESTMENT PERFORMANCE

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark and Lipper peer universe. In the Trustees' review of performance, long- and short-term performance were considered. In conducting their review, the Trustees particularly focused on Funds where performance compared unfavorably with peers (i.e., Funds in the bottom one-third relative to their peers) over the one-, three-, or five-year periods ended June 30, 2009.

Fifth Third Prime Money Market Fund. The Trustees noted that the Fund was in the second quintile of its Lipper peer universe (with the first quintile being the best performers and the fifth quintile being the worst performers) on a one-, three-, and five-year basis.

Fifth Third Institutional Money Market Fund, the Fifth Third Institutional Government Money Market Fund, and the Fifth Third U.S. Treasury Money Market Fund. The Trustees noted that the Funds were in the first quintile of their Lipper peer universe on a one-, three-, and five-year basis.

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--------------------------------------------------------------------------------

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was acceptable or better.

COST OF SERVICES, INCLUDING THE PROFITS REALIZED BY THE ADVISOR AND AFFILIATES

The Trustees considered peer group comparable information with respect to the advisory fees charged by FTAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers and/or expense limitations that were proposed or that would be continued in the upcoming year. The Trustees also compared the advisory fees to the fees charged by the Advisor to other accounts with similar investment goals as the Funds. The Trustees noted that, although FTAM manages other accounts with investment goals similar to those of the Funds, the fees payable to FTAM for managing those accounts are generally lower than the fees charged to the Funds due to increased regulatory and compliance requirements applicable to the Funds and the increased portfolio management necessary to address daily shareholder transaction activity.

The Trustees also considered the reasonableness of advisory fees and, where relevant, the profitability of the Advisor. In determining whether all investment advisory fees were reasonable, the Trustees reviewed profitability information provided by FTAM with respect to investment advisory, administration, accounting, and transfer agency services provided to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented FTAM's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from investment advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability to FTAM, as a result of its relationship

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

with the Funds, was acceptable. The Board concluded that the fees under the Advisory Agreement were not unreasonable in light of the services and benefits provided to each Fund of the Trust.

EXPENSES

The Trustees reviewed information on each Fund's expense ratio (and net expense ratio (after taking into account fee waivers and/or expense limitations)) with peer group comparable information. In conducting their review, the Trustees particularly focused on Funds where net expenses compared unfavorably with their Lipper peer group.

Fifth Third Prime Money Market Fund. The Trustees noted that the Fund's net expense ratio was in the fourth quintile of its Lipper peer group (the first quintile being the lowest expenses and the fifth quintile being the highest expenses), but that the peer group included a number of Funds that did not have Rule 12b-1 or similar fees (or had lower 12b-1 fees than the Fund). The Trustees also noted that the Fund's investment advisory fees and non-distribution related expenses were slightly above the median of the peer group.

After reviewing the expenses of each Fund, and taking into consideration the Advisor's fee waivers and/or expense limitations, the Trustees concluded that the expenses of each Fund were acceptable.

ECONOMIES OF SCALE

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees found that the Advisor had reduced Fund total expense ratios through fee waivers and/or expense limitations. The Trustees noted recent decreases in asset levels on a complex-wide basis. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints and found that the expense limitations and/or fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

The Trustees considered the fee waivers and/or expense limitations previously enacted and proposed for extension for the Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Prime Money Market Fund, and the

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FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

Fifth Third U.S. Treasury Money Market Fund. The Trustees took into account the impact of the expense limitations and the resulting decrease in revenue for FTAM.

OTHER BENEFITS TO FTAM AND AFFILIATES

The Trustees considered benefits derived by FTAM from its relationship with the Funds, including the other services provided and fees received by FTAM and its affiliates for providing such services, and concluded for each Fund that the direct and indirect benefits accruing to FTAM were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each Fund, FTAM's commitment to waive fees and/or limit expenses, and the benefits to each Fund.

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2009 through January 31, 2010.

ACTUAL EXPENSES
---------------

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

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--------------------------------------------------------------------------------

                                                                             EXPENSE     EXPENSE
                                                                               PAID       RATIO
                                                        BEGINNING    ENDING   DURING      DURING
                                                         ACCOUNT    ACCOUNT   PERIOD*     PERIOD
                                                          VALUE      VALUE    8/1/09 -   8/1/09 -
                                                          8/1/09    1/31/10   1/31/10    1/31/10
                                                        ---------  ---------  --------  ---------
PRIME MONEY MARKET               Institutional Shares   $1,000.00  $1,000.10   $2.17      0.43%
                                 Class A Shares          1,000.00   1,000.10    2.17      0.43%
                                 Class B Shares          1,000.00   1,000.10    2.27      0.45%
                                 Class C Shares          1,000.00   1,000.10    2.47      0.49%

INSTITUTIONAL MONEY MARKET       Institutional Shares    1,000.00   1,000.80    1.11      0.22%
                                 Select Shares           1,000.00   1,000.40    1.51      0.30%
                                 Preferred Shares        1,000.00   1,000.20    1.76      0.35%
                                 Trust Shares            1,000.00   1,000.10    1.87      0.37%

INSTITUTIONAL GOVERNMENT         Institutional Shares    1,000.00   1,000.50    1.11      0.22%
MONEY MARKET                     Select Shares           1,000.00   1,000.20    1.41      0.28%
                                 Preferred Shares        1,000.00   1,000.10    1.51      0.30%
                                 Trust Shares            1,000.00   1,000.10    1.51      0.30%

U.S. TREASURY MONEY MARKET       Institutional Shares    1,000.00   1,000.10    1.01      0.20%
                                 Select Shares           1,000.00   1,000.10    1.06      0.21%
                                 Preferred Shares        1,000.00   1,000.10    1.06      0.21%
                                 Trust Shares            1,000.00   1,000.10    1.06      0.21%

--------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

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--------------------------------------------------------------------------------

                                                                             EXPENSE     EXPENSE
                                                                               PAID       RATIO
                                                        BEGINNING    ENDING   DURING     DURING
                                                         ACCOUNT    ACCOUNT   PERIOD*    PERIOD
                                                          VALUE      VALUE    8/1/09 -   8/1/09 -
                                                          8/1/09    1/31/10   1/31/10    1/31/10
                                                        ---------  ---------  --------  ---------
PRIME MONEY MARKET               Institutional Shares   $1,000.00  $1,023.04   $2.19      0.43%
                                 Class A Shares          1,000.00   1,023.04    2.19      0.43%
                                 Class B Shares          1,000.00   1,022.94    2.29      0.45%
                                 Class C Shares          1,000.00   1,022.74    2.50      0.49%

INSTITUTIONAL MONEY MARKET       Institutional Shares    1,000.00   1,024.10    1.12      0.22%
                                 Select Shares           1,000.00   1,023.69    1.53      0.30%
                                 Preferred Shares        1,000.00   1,023.44    1.79      0.35%
                                 Trust Shares            1,000.00   1,023.34    1.89      0.37%

INSTITUTIONAL GOVERNMENT         Institutional Shares    1,000.00   1,024.10    1.12      0.22%
MONEY MARKET                     Select Shares           1,000.00   1,023.79    1.43      0.28%
                                 Preferred Shares        1,000.00   1,023.69    1.53      0.30%
                                 Trust Shares            1,000.00   1,023.69    1.53      0.30%

U.S. TREASURY MONEY MARKET       Institutional Shares    1,000.00   1,024.20    1.02      0.20%
                                 Select Shares           1,000.00   1,024.15    1.07      0.21%
                                 Preferred Shares        1,000.00   1,024.15    1.07      0.21%
                                 Trust Shares            1,000.00   1,024.15    1.07      0.21%

--------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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ADDRESSES
--------------------------------------------------------------------------------

Fifth Third Funds                           Fifth Third Funds
                                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor,                         Fifth Third Asset Management, Inc.
Administrator and Accountant                38 Fountain Square Plaza
                                            Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Distributor                                 FTAM Funds Distributor, Inc.
                                            1290 Broadway, Suite 1100
                                            Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant                   State Street Bank and Trust Company
and Sub-Administrator                       801 Pennsylvania Avenue
                                            Kansas City, Missouri 64105

--------------------------------------------------------------------------------

Transfer and Dividend                       Boston Financial Data Services, Inc.
Disbursing Agent                            30 Dan Road
                                            Canton, Massachusetts 02021

--------------------------------------------------------------------------------

Independent Registered                      PricewaterhouseCoopers LLP
Public Accounting Firm                      1100 Walnut, Suite 1300
                                            Kansas City, Missouri 64106

--------------------------------------------------------------------------------

================================================================================

         Advised by:
         [LOGO OF FTAM]
         FIFTH THIRD ASSET MANAGEMENT

[GRAPHIC OF BEYOND THE TRADITIONAL]     BEYOND THE TRADITIONAL

FTF 2357013111                     1-800-282-5706                     SAR-MMF-10

================================================================================

ITEM 2.  CODE OF ETHICS.

Not applicable - only for annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only for annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only for annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)    Schedule of Investments is included as part of the Semi-Annual report in
       Item 1.

(b)    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable - only for annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
---------------------
E. Keith Wirtz
President

Date: March 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ E. Keith Wirtz
---------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date: March 30, 2010

/s/ Shannon King
---------------------
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date: March 30, 2010